UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-22991

Name of Fund:	BlackRock Science and Technology Trust (BST)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Science and Technology Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 12/31/2023
Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Capital and Income Fund, Inc. (CII)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Health Sciences Term Trust (BMEZ)
BlackRock Health Sciences Trust (BME)
BlackRock Innovation and Growth Term Trust (BIGZ)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Term Trust (BSTZ)
BlackRock Science and Technology Trust (BST)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Term Trust’s (BMEZ), BlackRock Health Sciences Trust’s (BME), BlackRock Innovation and Growth Term Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Term Trust’s (BSTZ), BlackRock Science and Technology Trust’s (BST) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BGR	$0.386340	$—	$—	$0.387660		$0.774000	50%	—%	—%	50%	100%
CII	0.084620	—	1.109380	—		1.194000	7	—	93	—	100
BDJ	0.273080	0.049100	0.407220	—		0.729400	37	7	56	—	100
BOE	0.222930	—	—	0.533070		0.756000	29	—	—	71	100
BGY	0.088760	—	0.154160	0.162680		0.405600	22	—	38	40	100
BMEZ	—	—	—	1.582470		1.582470	—	—	—	100	100
BME	0.146200	—	1.586760	0.823040		2.556000	6	—	62	32	100
BIGZ	—	—	—	0.765770		0.765770	—	—	—	100	100
BCX	0.293280	—	—	0.328320		0.621600	47	—	—	53	100
BSTZ	—	—	0.167000	1.654710		1.821710	—	—	9	91	100
BST	—	—	—	3.000000		3.000000	—	—	—	100	100
BUI	0.360190	0.209850	0.606660	0.275300		1.452000	25	14	42	19	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at
blackrock.com
.
Section 19(b) Disclosure
The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BGR	$0.065700
CII	0.099500
BDJ	0.056200
BOE	0.063000
BGY	0.033800
BMEZ	0.091600
BME	0.213000
BIGZ	0.044870
BCX	0.051800
BSTZ	0.102540
BST	0.250000
BUI	0.121000
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

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Supplemental Information (unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BDJ, BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.
The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.
We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500 ® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000 ® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

Option Over-Writing Strategy

Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023	BlackRock Energy and Resources Trust (BGR)

Investment Objective
BlackRock Energy and Resources Trust’s (BGR) (the “Trust”)
investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($12.45) (a)	6.33%
Current Monthly Distribution per Common Share (b)	$0.065700
Current Annualized Distribution per Common Share (b)	$0.788400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$12.45	$12.53	(0.64)%	$13.36	$11.23
Net Asset Value	14.13	14.21	(0.56)	15.09	12.71
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2023 (continued)	BlackRock Energy and Resources Trust (BGR)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	5.75%	10.34%	0.98%
Trust at Market Price (a)(b)	5.66	10.57	0.78

MSCI World Energy Call Overwrite Index (c)	5.18	7.71	N/A
MSCI World Energy Index	2.54	9.88	2.03

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Natural resources stocks posted gains as a group in 2023, but they lagged the broader equity market due largely to weakness in commodity prices.
The Trust’s overweight positions in Canadian Natural Resources Ltd. and Diamondback Energy, Inc., which rose on the strength of robust production and positive earnings results, contributed to performance. Zero weightings in Devon Energy Corp. and Occidental Petroleum Corp. also contributed. Devon reported weaker-than-expected profits, and Occidental’s share price fell following the announcement of a debt-trusted acquisition. The U.S. liquified natural gas exporter Cheniere Energy, Inc., which reported strong results and upgraded its earnings guidance throughout the year, was another noteworthy contributor.
On the negative side, an underweight in the oilfield services sub-sector detracted from performance. At the stock level, an overweight position in Patterson-UTI Energy Inc. detracted in the first half of the year. A zero weighting in Baker Hughes, Inc. hurt performance, as well. Elsewhere in the portfolio, zero weightings in Cameco Inc., Neste oyj, and Phillips 66 pressured results. A position in BP PLC also detracted. Although the company reported robust earnings, investors reacted negatively to the company’s decision to reduce its pace of share buybacks.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results in the annual period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The investment adviser added to the Trust’s weighting in the oilfield services subsector, and it modestly reduced the allocation to integrated oil companies. The investment adviser also reduced the Trust’s position in U.S. shale exploration and production companies, and it rotated its holdings in the integrated subsector in an effort to capitalize on differences in relative performance.
Describe portfolio positioning at period end.
The investment adviser actively manages the Trust’s positioning to focus on areas where it sees compelling return opportunities and attractive valuations. It believed valuations were favorable at the end of the reporting period given energy companies’ ability to generate profits and deliver high free cash flows. The Trust was overweight in European integrated producers, where the investment advisor saw the most compelling valuations. The Trust maintained selective exposure within the U.S. shale space.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 29.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.9% out of the money) and for maturities averaging 48 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Energy and Resources Trust (BGR)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Exxon Mobil Corp.	16.3%
Shell PLC	10.8
Chevron Corp.	8.8
TotalEnergies SE	8.2
ConocoPhillips	6.2
BP PLC	4.7
Canadian Natural Resources Ltd.	4.2
EOG Resources, Inc.	4.0
Williams Cos., Inc.	3.7
Cheniere Energy, Inc.	3.7
INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Oil, Gas & Consumable Fuels	93.6%
Energy Equipment & Services	6.4

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective
BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”)
investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($19.00) (a)	6.28%
Current Monthly Distribution per Common Share (b)	$0.099500
Current Annualized Distribution per Common Share (b)	$1.194000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$19.00	$17.12	10.98%	$19.32	$16.82
Net Asset Value	19.81	17.55	12.88	19.84	17.42
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 93% of the U.S. market.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	20.45%	13.27%	10.25%
Trust at Market Price (a)(b)	18.43	14.18	11.27

MSCI USA Call Overwrite Index (c)	22.00	11.57	N/A
Russell 1000 ® Index	26.53	15.52	11.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection within the healthcare sector was a leading contributor to relative performance, most notably within the pharmaceuticals industry. Investment decisions within communication services also proved additive, most notably an overweight allocation to the sector along with stock selection in interactive media and services. Finally, positioning within the energy sector and a lack of exposure to utilities was beneficial as well.
An underweight allocation to the information technology sector was the largest detractor during the period. Stock selection in materials also detracted, most notably an overweight allocation to and poor selection within the containers and packaging industry. Stock selection within consumer discretionary and industrials detracted as well.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
During the reporting period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the information technology and communication services sectors, while the Trust saw reduced exposure to industrials and materials.
Describe portfolio positioning at period end.
As of December 31, 2023, the Trust had an options overwriting program in place whereby 51% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 6.0% out of the money) with an average time until expiration of 53 days.
At period end, the Trust’s largest absolute allocations were in IT, healthcare and financials. Relative to the benchmark, the Trust’s most significant overweight exposures were in communication services, health care and consumer discretionary. The Trust maintained its most significant relative underweight sector exposures to IT, real estate and utilities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Microsoft Corp.	8.7%
Amazon.com, Inc.	5.5
Alphabet, Inc.	5.4
Apple, Inc.	4.4
Meta Platforms, Inc.	3.1
Berkshire Hathaway, Inc.	2.6
Advanced Micro Devices, Inc.	2.3
Comcast Corp.	2.3
Fortive Corp.	2.3
Sanofi SA	2.2
SECTOR ALLOCATION

Sector (a)(b)	Percent of Total Investments
Information Technology	25.2%
Health Care	16.2
Financials	13.1
Communication Services	13.1
Consumer Discretionary	12.8
Industrials	6.9
Consumer Staples	5.5
Energy	4.2
Materials	3.0

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective
BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($7.69) (a)	8.77%
Current Monthly Distribution per Common Share (b)	$0.056200
Current Annualized Distribution per Common Share (b)	$0.674400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$7.69	$9.01	(14.65)%	$9.36	$6.92
Net Asset Value	8.82	8.74	0.92	9.15	8.05
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	10.37%	9.76%	7.88%
Trust at Market Price (a)(b)	(6.65)	9.31	7.89

MSCI USA Value Call Overwrite Index (c)	5.33	7.12	N/A
Russell 1000 ® Value Index	11.46	10.91	8.40

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
The global equity markets produced robust returns in 2023 thanks to stronger-than-expected economic growth and a more favorable outlook for central bank policy. Dividend-paying stocks, while posting gains, lagged the broader market at a time in which investors displayed a preference for faster-growing companies.
Stock selection in the financial sector made the largest contribution to the Fund’s relative performance. Selection in health care also boosted results, mainly due to positioning in pharmaceuticals. Stock selection in energy was an additional contributor, led by the oil, gas, and consumable fuels industry group. Positioning in utilities contributed as well.
On the other hand, an underweight in the information technology sector detracted from performance. Stock selection in materials further weighed on results, with the weakest showing in the containers and packaging industry. Positioning in the consumer discretionary and consumer staples sectors also detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust’s allocations to the financials and industrials sectors increased due to a combination of portfolio trading activity and market price changes. The Trust’s weightings in information technology and healthcare sectors decreased.
Describe portfolio positioning at period end.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 50.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money) and for maturities averaging 55 days.
At period end, the Trust’s largest absolute allocations were in financials, healthcare, and industrials. Relative to the benchmark, the Trust’s most significant overweight exposures were in financials, communication services and health care. The Trust maintained its most significant relative underweight sector exposures to IT, real estate and materials.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Wells Fargo & Co.	3.2%
Citigroup, Inc.	3.0
American International Group, Inc.	2.9
Shell PLC	2.6
Kraft Heinz Co.	2.4
Leidos Holdings, Inc.	2.3
L3Harris Technologies, Inc.	2.3
General Motors Co.	2.2
SS&C Technologies Holdings, Inc.	2.1
BP PLC	2.1
SECTOR ALLOCATION

Sector (a)(b)	Percent of Total Investments
Financials	26.9%
Health Care	18.2
Industrials	11.5
Consumer Staples	8.8
Energy	8.5
Information Technology	7.3
Consumer Discretionary	6.3
Communication Services	5.5
Utilities	4.1
Materials	2.1
Real Estate	0.8
(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective
BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 9.92) (a)	7.62%
Current Monthly Distribution per Common Share (b)	$0.063000
Current Annualized Distribution per Common Share (b)	$0.756000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$9.92	$9.56	3.77%	$10.59	$8.87
Net Asset Value	11.81	10.97	7.66	11.81	10.56
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	16.16%	8.89%	5.14%
Trust at Market Price (a)(b)	11.95	8.72	4.69

MSCI ACWI Call Overwrite Index (c)	18.00	8.97	N/A
MSCI ACWI	22.20	11.72	7.93

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the individual stock level, a lack of exposure to Nvidia Corp. and Meta Platforms, Inc., along with an underweight position in Apple, Inc. were among the top detractors given the outsized gains posted by these stocks over the year. The Trust’s focus on investing in high quality companies with sustainable growing cash flows that pay a dividend limits its ability to invest in much of the universe of technology-related companies given that these companies typically pay very low dividends or have no dividend policies. The Trust’s position in International Flavors & Fragrances, Inc. also detracted from performance. The company missed earnings estimates and guided lower on full year 2023 growth given an uncertain market environment that led to weaker volumes and industry-wide consumer destocking in the United States. The Fund exited the position in the third quarter of 2023.
In terms of individual holdings, positive contributions were led by MediaTek, Inc. (“MediaTek”), a Taiwanese semiconductor company that supplies chips for smartphones in China. MediaTek shares benefited as expectations for central bank rate cuts supported growth-oriented areas of the market. In addition, the company continued to beat earnings estimates and saw significant improvements in inventory levels and expectations for the recovery in China’s smartphone market where the investment adviser believed it was positioned to continue to gain market share. Holdings of U.K. home construction company Taylor Wimpey PLC also contributed to performance. The shares were supported by expectations for lower U.K. mortgage rates and a more robust U.K. housing market in 2024. The company’s strong balance sheet and attractive land bank along with the structural imbalance between supply and demand in the U.K. housing market continued to make it an attractive holding in the view of the investment adviser. Finally, Spanish clothing retailer Industria de Diseno Textil SA, curator of brands such as Zara, reported strong profits over the year thanks to robust in-store and online sales. The company has been able to maintain pricing strength in markets outside the Eurozone, which has boosted profitability.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
During the reporting period, the Trust added exposure to the industrials, information technology and energy sectors. The Trust reduced exposure to the consumer discretionary sector, particularly in relation to the luxury segment, as well as to healthcare and utilities.
Describe portfolio positioning at period end.
At period end, the Trust’s largest sector overweights were in industrials, healthcare and consumer staples, while consumer discretionary was the largest underweight. Regionally, the Trust was overweight Europe and underweight the United States.
As of December 31, 2023, the Trust had an options overwriting program in place whereby 44% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.3% out of the money) with an average time until expiration of 57 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	17

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Microsoft Corp.	4.8%
Apple, Inc.	3.4
Nestle SA	3.0
Mondelez International, Inc.	2.9
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8
AstraZeneca PLC	2.8
Union Pacific Corp.	2.7
AbbVie, Inc.	2.7
Accenture PLC	2.7
RELX PLC	2.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percentage of Total Investments
United States	50.9%
United Kingdom	11.1
France	9.4
Switzerland	6.7
Taiwan	4.9
Netherlands	4.1
Ireland	4.1
Denmark	2.2
Mexico	2.1
Canada	2.0
Singapore	1.4
Indonesia	1.1
India	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1%.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective
BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”)
primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 5.27) (a)	7.70%
Current Monthly Distribution per Common Share (b)	$0.033800
Current Annualized Distribution per Common Share (b)	$0.405600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$5.27	$5.02	4.98%	$5.64	$4.68
Net Asset Value	6.21	5.78	7.44	6.40	5.54
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

T R U S T S U M M A R Y	19

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	15.94%	9.12%	3.93%
Trust at Market Price (a)(b)	13.29	8.82	3.49

MSCI ACWI ex USA Call Overwrite Index (c)	11.24	4.61	N/A
MSCI ACWI ex USA Index	15.62	7.08	3.83

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection within and an overweight to industrials led positive contributions to the Trust’s relative performance during the reporting period. Stock selection within and underweights to materials and consumer discretionary also contributed.
In terms of individual holdings, positive contributions were led by MediaTek Inc.(“MediaTek”), a Taiwanese semiconductor company that supplies chips for smartphones in China. MediaTek shares benefited as expectations for central bank rate cuts supported growth-oriented areas of the market. In addition, the company continued to beat earnings estimates and is seeing significant improvements in inventory levels and expectations for the recovery in China’s smartphone market where it is positioned to continue to gain market share. Spanish clothing retailer Industria de Diseno Textil SA, curator of brands such as Zara, reported strong profits during the period thanks to robust sales both in-store and online. The company has been able to maintain pricing strength in markets outside the eurozone, aiding profitability. Novo Nordisk A/S, the Danish multinational pharmaceutical company, also contributed to returns. The stock reacted positively as Novo Nordisk A/S reported that its latest trial resulted in a 20% decrease in cardiovascular events in obese patients using Wegovy, – the GLP-1 weight-loss drug manufactured by the company. This result was expected to help unlock reimbursement of the product in commercial plans and potentially lead to Medicare reimbursement, while differentiating Wegovy from competing products.
Stock selection in financials was the main detractor from relative performance during the period. Stock selection within and an overweight to consumer staples and stock selection within communication services also detracted.
Lonza Group AG, the Swiss pharmaceutical and biotech company and largest biologics contract manufacturer in the world, was the top detractor from relative performance over the period. Following the unexpected departure of the CEO in September 2023, the company held its Capital Markets Day in October 2023 and downgraded 2024 guidance. The reduced guidance was centered on Lonza Group AG’s Biologics business that management had previously indicated was “sold out for the foreseeable future”. The Trust subsequently exited the position. Prudential PLC, the U.K.-based multinational insurance company and leading provider of insurance products and services in Asia, also detracted during the period as the shares came under pressure due to weaker sentiment in China. The company posted strong new business profits for the first half of 2023 and the new CEO announced plans for a $1 billion organic investment program through 2025 to drive an increase in new business premiums growth. Finally, brewer Budweiser Brewing Co. APAC Ltd. had significant exposure to the on-premise and nightlife channels in China and saw its shares come under pressure due to increasing concerns over the strength of China’s post-pandemic reopening.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the reporting period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
During the reporting period, the Trust reduced its exposure to the materials, energy and information technology sectors, while adding to consumer staples, consumer discretionary and industrials.
Describe portfolio positioning at period end.
At period end, the Trust’s largest sector overweights were in industrials, healthcare and information technology. Regionally, the majority of portfolio assets comprised securities listed in Europe, with particularly significant exposure in Europe excluding the United Kingdom.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

As of December 31, 2023, the Trust had an options overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 2.3% out of the money) with an average time until expiration of 60 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
Novo Nordisk A/S	3.7
RELX PLC	3.6
Baker Hughes Co.	3.4
Keyence Corp.	3.3
ASML Holding NV	3.1
Atlas Copco AB	3.1
Air Liquide SA	3.0
FinecoBank Banca Fineco SpA	3.0
Shell PLC	3.0
GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percentage of Total Investments
United Kingdom	13.4%
Netherlands	11.9
France	10.5
United States	10.3
Japan	7.6
Taiwan	7.1
Sweden	5.7
Switzerland	4.5
Canada	4.4
Germany	4.3
Singapore	4.1
Denmark	3.7
Italy	3.0
Mexico	2.9
India	2.6
Indonesia	1.5
Brazil	1.4
China	1.1

(a)	Excludes short-term securities.

T R U S T S U M M A R Y	21

Trust Summary as of December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Investment Objective
BlackRock Health Sciences Term Trust’s (BMEZ) (the “Trust”)
(formerly known as BlackRock Health Sciences Trust II) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Health Sciences Trust II, effective as of April 5, 2023, to BlackRock Health Sciences Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($14.65) (a)	7.50%
Current Monthly Distribution per Common Share (b)	$0.091600
Current Annualized Distribution per Common Share (b)	$1.099200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 1, 2024, was decreased to $0.090440 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$14.65	$15.43	(5.06)%	$16.99	$13.02
Net Asset Value	17.91	18.76	(4.53)	19.72	15.62
GROWTH OF $10,000 INVESTMENT

BMEZ commenced operations on January 30, 2020.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Health Sciences Term Trust (BMEZ)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV (b)(c)	5.60%	5.00%
Trust at Market Price (b)(c)	5.02	(0.24)
MSCI Custom ACWI SMID Growth HC Call Overwrite Index (d)	4.08	(6.87)
MSCI ACWI	22.20	8.44

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries. The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Selection in the biotechnology and pharmaceuticals sub-sectors contributed to the Fund’s relative performance in 2023.
At the individual security level, an out-of-benchmark position in Vertex Pharmaceuticals, Inc. was the largest contributor. The biotechnology company reported consistently strong earnings during the reporting period and released promising trial results for its non-opioid pain medicine. An overweight position in Reata Pharmaceuticals, Inc. (“Reata”) was another top contributor. The biotechnology giant Biogen, Inc. announced it would acquire the company for $7.3 billion to obtain Reata’s pipeline of rare disease treatments. An overweight in Blueprint Medicines also contributed positively. The precision therapy company reported increased sales of its hematological disorder treatment, Avyakit. Performance was further bolstered by a year-end rally in small- and mid-cap stocks after the Fed signaled it was likely to begin easing interest rates in 2024.
Security selection in the healthcare providers and services and medical devices and supplies sub-sectors detracted from relative performance.
An overweight in the oncology company Novocure, Ltd., which reported disappointing trial results for its ovarian cancer therapy, was the largest individual detractor from performance. Additionally, a separate trial caused market participants to question the commercial viability of the company’s experimental lung cancer treatment. An underweight in Align Technology, Inc. detracted, as well. The dental device company missed earnings expectations and provided negative future guidance, citing decreased orthodontic case starts and longer sales cycles for capital equipment purchases. An out-of-benchmark position in the Chinese medical devices company Adicon Holdings, Ltd., which declined due to the broader weakness in the nation’s stock market, also detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust increased its allocations to the biotechnology, healthcare providers and services, and pharmaceuticals sub-sectors, while reducing its weighting in the medical devices and supplies sub-sector.
Describe portfolio positioning at period end.
At the end of the period, the Trust held 41% of net asset value in biotechnology, 36% in medical devices and supplies, 11% in healthcare providers and services, and 10% in pharmaceuticals. These industry weightings were the result of bottom-up stock selection.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 25% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.8% out of the money) and for maturities averaging 57 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	23

Trust Summary as of December 31, 2023 (continued)	BlackRock Health Sciences Term Trust (BMEZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
BioMarin Pharmaceutical, Inc.	2.1%
Cencora, Inc.	2.1
Align Technology, Inc.	2.0
Amgen, Inc.	2.0
Cooper Cos., Inc.	2.0
Novo Nordisk A/S	1.9
STERIS PLC	1.8
Intuitive Surgical, Inc.	1.8
Bio-Techne Corp.	1.7
Blueprint Medicines Corp.	1.6
INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Biotechnology	41.3%
Health Care Equipment & Supplies	20.9
Life Sciences Tools & Services	15.7
Health Care Providers & Services	10.6
Pharmaceuticals	9.6
Other*	1.9

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2023	BlackRock Health Sciences Trust (BME)

Investment Objective
BlackRock Health Sciences Trust’s (BME) (the “Trust”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 40.46) (a)	6.32%
Current Monthly Distribution per Common Share (b)	$0.213000
Current Annualized Distribution per Common Share (b)	$2.556000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$40.46	$43.58	(7.16)%	$43.68	$35.53
Net Asset Value	42.18	43.30	(2.59)	43.30	39.01
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000
®
Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

T R U S T S U M M A R Y	25

Trust Summary as of December 31, 2023 (continued)	BlackRock Health Sciences Trust (BME)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	3.80%	9.60%	10.49%
Trust at Market Price (a)(b)	(1.08)	8.34	9.67
MSCI USA Investable Market Index Health Care Call Overwrite Index (c)	1.80	8.58	N/A
Russell 3000 ® Health Care Index	2.87	10.79	10.92

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection in the pharmaceuticals sub-sector contributed to the Trust’s performance in 2023, as did an overweight allocation to the biotechnology sub-sector.
At the individual security level, an underweight position in the pharmaceutical giant Pfizer, Inc. was the largest contributor to relative performance. The company experienced decreased demand for its COVID-19 products, and it provided negative guidance for 2024. Additionally, it reported negative trial results for its oral obesity and diabetes treatment program, adding to uncertainty about its ability to compete in the weight loss market. An underweight in Bristol-Myers Squibb Co. was another top contributor to relative returns. The drugmaker reported disappointing earnings as impending patent expirations put pricing pressure on the company’s offerings. An overweight position in Boston Scientific Corp. further helped results. The medical device company reported strong earnings as elective surgical procedure volume continued to normalize following the pandemic. The company also achieved positive trial results for its Farapulse pulsed-field ablation system, which offers a faster treatment for atrial fibrillation than the current procedure and potentially expands the company’s market share in this area.
On the negative side, an underweight allocation to the healthcare providers and services sub-sector and an overweight in the medical devices and supplies sub-sector detracted from relative performance.
An overweight position in the oncology company Novocure, Ltd., which reported disappointing trial results for its ovarian cancer therapy, was the largest detractor from performance. Additionally, a separate trial caused market participants to question the commercial viability of the company’s experimental lung cancer treatment. An overweight in Biogen, Inc. detracted on concerns about the company’s ability to commercialize its new Alzheimer’s treatment, Leqembi. Obstacles, including limited health insurance reimbursement and testing prerequisites for patients, contributed to the drug’s slow uptake. An underweight in Thermo Fisher Scientific, Inc., was another detractor of note. The Trust moved from an overweight in Thermo Fisher to an underweight in the third quarter 2023 due to a weak biotechnology funding market and uncertainty about China. However, a year-end rally in the biotechnology sector lifted the stock as market participants responded positively to signals of easing interest rates.
The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to results.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust increased its allocations to the biotechnology and healthcare providers and services sub-sectors and reduced its weightings in the pharmaceuticals and medical devices and supplies sub-sectors.
The Trust held a 5.3% cash position at the end of the period, reflecting the investment adviser’s decision to take some profits on select positions in pharmaceutical and medical device companies. The elevated cash balance did not have a material impact on performance, and the Trust was not in a defensive investment position.
Describe portfolio positioning at period end.
At the end of the period, the Trust held 31% of net asset value in medical devices and supplies, 25% in biotechnology, 21% in healthcare providers and services, and 19% in pharmaceuticals. These industry weightings were the result of bottom-up stock selection.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Health Sciences Trust (BME)

As of December 31, 2023, the Trust had in place an option overwriting program whereby 34% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.3% out of the money) and for maturities averaging 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
UnitedHealth Group, Inc.	9.5%
Eli Lilly & Co.	8.4
AbbVie, Inc.	4.7
Boston Scientific Corp.	4.5
Merck & Co., Inc.	4.5
Amgen, Inc.	3.9
Abbott Laboratories	3.7
Danaher Corp.	3.2
Stryker Corp.	2.6
Gilead Sciences, Inc.	2.6
INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Biotechnology	25.7%
Health Care Equipment & Supplies	23.4
Health Care Providers & Services	22.1
Pharmaceuticals	20.1
Life Sciences Tools & Services	8.6
Health Care Technology	0.1

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	27

Trust Summary as of December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Investment Objective
BlackRock Innovation and Growth Term Trust’s (BIGZ) (the “Trust”)
(formerly known as BlackRock Innovation and Growth Trust) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid-and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Innovation and Growth Trust, effective as of April 5, 2023, to BlackRock Innovation and Growth Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($7.33) (a)	7.35%
Current Monthly Distribution per Common Share (b)	$0.044870
Current Annualized Distribution per Common Share (b)	$0.538440

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 1, 2024, was decreased to $0.044660 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$7.33	$6.81	7.64%	$8.35	$6.23
Net Asset Value	9.03	8.82	2.38	9.97	7.66
GROWTH OF $10,000 INVESTMENT

BIGZ commenced operations on March 29, 2021.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Innovation and Growth Term Trust (BIGZ)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV (b)(c)	13.28%	(17.93)%
Trust at Market Price (b)(c)	19.09	(23.90)
MSCI USA SMID Growth Call Overwrite Index (d)	20.07	0.66
Russell 2500™ Growth Index	18.93	(2.58)

(a)	BIGZ commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option. The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Shares of smaller, innovative growth companies generally performed well in 2023, a time characterized by hearty investor risk appetites and outperformance for the growth style more broadly.
Stock selection in the industrials sector was the largest contributor to the Fund’s relative performance. An overweight position in Saia Inc., a U.S. trucking company that specializes in less-than-truckload (“LTL”) freight shipping methods, was a top contributor. Positioning in the aerospace and defense industry also added to relative performance, primarily as a result of an overweight in Axon Enterprise, Inc. Axon benefited from strong demand for its new products, as well as robust recurring revenues and positive customer retention metrics. In energy, the Fund’s zero weighting in the oil, gas and consumable fuels industry proved beneficial. Notably, the lack of a position in Texas Pacific Land Corp., a natural resource and real estate company, was a positive. Thirdly, avoidance of companies in the materials sector boosted relative return, including underweight allocations to the chemicals and containers and packaging industries.
Stock selection in the communication services sector was the largest detractor from relative performance, largely due to selection decisions among entertainment companies. Notably, an out-of-benchmark position in Under Canvas, Inc., an upscale camping experience provider, hurt results. In consumer discretionary, security selection in the hotels, restaurants and leisure industry proved costly. A key stock level detractor in the industry was the portfolio’s overweight position in Planet Fitness, Inc. Shares of the discount gym operator disappointed amid slowing new store growth, due in part to the impacts of higher interest rates on funding costs. Stock selection in the healthcare sector also dampened relative performance, with the largest adverse effect coming from an overweight in Phreesia, Inc., a software-as-a-service company in the healthcare technology sub-sector.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance over the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Due to a combination of market changes and portfolio activity, the Trust’s allocations to information technology and real estate increased, while its weightings in communication services and consumer discretionary decreased. The Trust did not add any new private companies during the reporting period.
Describe portfolio positioning at period end.
On a sector basis, the portfolio’s largest overweight allocations were in the information technology and consumer discretionary sectors. The largest underweights were in industrials and energy.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 13.04% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.2% out of the money) and for maturities averaging 60 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	29

Trust Summary as of December 31, 2023 (continued)	BlackRock Innovation and Growth Term Trust (BIGZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Axon Enterprise, Inc.	3.4%
ANSYS, Inc.	2.8
Monolithic Power Systems, Inc.	2.8
CoStar Group, Inc.	2.7
HubSpot, Inc.	2.7
Saia, Inc.	2.6
Entegris, Inc.	2.6
Align Technology, Inc.	2.5
Planet Fitness, Inc.	2.4
West Pharmaceutical Services, Inc.	2.4

INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Software	23.6%
Semiconductors & Semiconductor Equipment	11.6
Life Sciences Tools & Services	8.8
IT Services	8.0
Capital Markets	6.5
Aerospace & Defense	5.4
Health Care Equipment & Supplies	4.9
Hotels, Restaurants & Leisure	4.6
Automobile Components	3.3
Diversified Consumer Services	3.2
Real Estate Management & Development	2.7
Ground Transportation	2.6
Entertainment	2.2
Specialty Retail	2.0
Building Products	1.6
Machinery	1.3
Construction & Engineering	1.2
Wireless Telecommunication Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Health Care Providers & Services	1.0
Other*	3.4

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective
BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”)
primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 8.88) (a)	7.00%
Current Monthly Distribution per Common Share (b)	$0.051800
Current Annualized Distribution per Common Share (b)	$0.621600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$8.88	$9.97	(10.93)%	$10.56	$8.43
Net Asset Value	10.57	11.23	(5.88)	11.90	9.95
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

T R U S T S U M M A R Y	31

Trust Summary as of December 31, 2023 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	0.56%	11.85%	4.80%
Trust at Market Price (a)(b)	(4.84)	11.95	4.71

MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index (c)	0.74	7.48	N/A
S&P Global Natural Resources Net Index	3.38	10.40	4.48

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Natural resources stocks posted gains as a group in 2023, but they trailed the broader equity market due largely to weakness in commodity prices.
The Trust’s underweight in Nutrien Ltd., which lagged due to a downturn in fertilizer prices, contributed to performance. An out-of-benchmark position in Cameco Corp. was also a strong contributor. Uranium prices rose on expectations for a revival in the nuclear energy industry, leading to a rally in the stock. The U.S. liquified natural gas exporter Cheniere Energy, Inc., which reported robust results and upgraded its earnings guidance throughout the year, was another noteworthy contributor.
First Quantum Minerals Ltd. (“First Quantum”) was a key detractor. In October 2023, the Panamanian government announced a referendum on whether to revoke the company’s mining license in the country. First Quantum’s Cobre Panama mine was subsequently closed in November 2023 after Panama’s Supreme Court ruled that the concession granted to the company was unconstitutional. Weakness in lithium prices impacted the Trust’s holdings in the industrial minerals sector, including Albemarle Corp. The agricultural chemical producer FMC Corp. was another key detractor. The stock came under pressure from the combination of weaker-than-expected earnings, reduced forward guidance, and a negative report from a short seller (an investor who expects the stock will fall).
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to results in the annual period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The investment adviser added to the energy sector in order to maintain an overweight position. It funded this move by reducing the Trust’s allocation to agricultural stocks. The investment adviser remained alert for investment ideas in undervalued energy stocks, companies that can benefit from the adoption of lower-carbon technologies, and longer-term growth opportunities in the nutrition area.
Describe portfolio positioning at period end.
At the end of the reporting period, 38.8% of the portfolio was invested in the energy sector, 38.5% in mining and 22.1% in agriculture. The remaining 0.6% was held in cash.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 30.9% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.0% out of the money) and for maturities averaging 52 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Shell PLC	7.7%
TotalEnergies SE	6.4
Exxon Mobil Corp.	5.4
BHP Group Ltd.	4.9
Glencore PLC	4.8
Chevron Corp.	4.3
Vale SA	4.2
BP PLC	4.1
Wheaton Precious Metals Corp.	3.7
Freeport-McMoRan, Inc.	3.5

INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Metals & Mining	38.4%
Oil, Gas & Consumable Fuels	37.6
Containers & Packaging	7.6
Chemicals	5.9
Food Products	4.9
Paper & Forest Products	2.3
Machinery	1.9
Energy Equipment & Services	1.4

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	33

Trust Summary as of December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Investment Objective
BlackRock Science and Technology Term Trust’s (BSTZ) (the “Trust”)
(formerly known as BlackRock Science and Technology Trust II) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
On March 31, 2023 the Board approved a proposal to change the name of BlackRock Science and Technology Trust II, effective as of April 5, 2023, to BlackRock Science and Technology Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 16.71) (a)	7.36%
Current Monthly Distribution per Common Share (b)	$0.102540
Current Annualized Distribution per Common Share (b)	$1.230480

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on February 1, 2024, was increased to $0.103260 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$16.71	$15.64	6.84%	$19.04	$14.16
Net Asset Value	21.43	19.53	9.73	22.14	19.00
GROWTH OF $10,000 INVESTMENT

BSTZ commenced operations on June 27, 2019.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Science and Technology Term Trust (BSTZ)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV (b)(c)(d)	21.74%	10.13%
Trust at Market Price (b)(c)(d)	18.54	4.22
MSCI Custom ACWI SMID Growth IT Call Overwrite Index (e)	31.60	2.34
MSCI ACWI	22.20	9.49

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2023.

(e)
An index representing the Information Technology sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets. The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Technology stocks produced strong returns in 2023, as investors gravitated toward companies seen as having the most attractive growth characteristics.
At the sector level, an overweight allocation to the semiconductors sub-sector contributed to the Fund’s relative performance. Security selection in the hardware sub-sector added value, as well. Among individual holdings, the Trust’s out-of-benchmark position in the semiconductor designer NVIDIA Corp. was the largest contributor to relative performance. The stock jumped on optimism around surging demand for the company’s graphics processing units that enable artificial intelligence (“AI”). An out-of-benchmark position in Tesla, Inc., was an additional noteworthy contributor. The stock rallied after the company reported stable revenues and revealed that demand growth for its electric vehicles continued to outpace supply. The firm’s tiered pricing also emerged as an effective tool for supporting sales. A zero weighting in SolarEdge Technologies, Inc. (“SolarEdge”), an Israeli solar inverter company that primarily services residential markets, also contributed. SolarEdge experienced price competition in key regions such as China and Europe.
At the sector level, security selection in the software and new industries sub-sectors detracted from relative performance. An out-of-benchmark position in Farmers Business Network, a private company, was a key detractor among the Trust’s individual holdings. The agriculture network company raised an additional funding round in the third calendar quarter 2023 after the near-failure of the business. At the same time, governance challenges led to fundamental weakness that dragged on the company’s private-market valuation. Similarly, an out-of-benchmark private position in ByteDance detracted from active returns. The parent company of the social media app TikTok experienced a decrease in valuation in tandem with those of its Chinese internet peers. An out-of-benchmark private position in Think & Learn was a further detractor of note. The private company’s valuation declined due to weakness across the educational technology industry. Idiosyncratic governance and execution challenges at the firm weighed on its valuation, as well.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy. The distribution policy did not result in return of capital for the period. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
Throughout the reporting period, the Trust added to semiconductor and hardware companies positioned to benefit from the growth of AI. On the other hand, it trimmed select internet holdings where advertising demand remained muted.
From a regional perspective, the Trust reduced its weighting in China due to concerns about the slow pace of the economic recovery in the region. On the other hand, it added to Japanese equities where it identified both attractive fundamentals and near-term catalysts. The Trust did not make any additional investments in private technology companies.

T R U S T S U M M A R Y	35

Trust Summary as of December 31, 2023 (continued)	BlackRock Science and Technology Term Trust (BSTZ)

Describe portfolio positioning at period end.
The Trust’s investment adviser continued to perform due diligence on multiple new opportunities, although at year-end exposure to private assets was above the 25% target. As of December 31, 2023, the Trust held 22 private investments, comprising 33% of total assets for a commitment of approximately $540 million. The investment adviser continued to seek opportunities to harvest the illiquidity premium by taking advantage of the Trust’s “closed” structure and adding holdings in private investments as the Trust’s capacity increased.
At the end of the period, the Trust held 32% of its net asset value in the semiconductor industry, 31% in software, 13% in hardware, 11% in internet, 9% in services, 3% in content and infrastructure, and 3% in new industries. These industry weightings were a result of bottom-up stock selection.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 25.3% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.2% out of the money) and for maturities averaging 56 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Science and Technology Term Trust (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
NVIDIA Corp.	4.9%
Databricks, Inc.	4.3
Synopsys, Inc.	3.6
ByteDance Ltd.	3.1
PsiQuantum Corp.	2.9
SambaNova Systems, Inc.	2.5
GrubMarket, Inc.	2.4
Tesla, Inc.	2.0
SK Hynix, Inc.	1.9
Snyk Ltd.	1.8

INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Semiconductors & Semiconductor Equipment	31.8%
Software	25.6
IT Services	7.0
Interactive Media & Services	5.0
Electronic Equipment, Instruments & Components	4.9
Entertainment	4.0
Technology Hardware, Storage & Peripherals	3.5
Professional Services	2.6
Consumer Staples Distribution & Retail	2.4
Communications Equipment	2.1
Automobiles	2.0
Financial Services	1.8
Diversified Consumer Services	1.7
Media	1.6
Broadline Retail	1.6
Other*	2.4
(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	37

Trust Summary as of December 31, 2023	BlackRock Science and Technology Trust (BST)

Investment Objective
BlackRock Science and Technology Trust’s (BST) (the “Trust”)
investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($33.66) (a)	8.91%
Current Monthly Distribution per Common Share (b)	$0.250000
Current Annualized Distribution per Common Share (b)	$3.000000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$33.66	$28.37	18.65%	$35.25	$28.37
Net Asset Value	34.74	29.11	19.34	35.20	28.82
GROWTH OF $10,000 INVESTMENT

BST commenced operations on October 30, 2014.
(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that includes large- and mid-cap securities across certain developed markets countries and certain emerging markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Science and Technology Trust (BST)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	Since Inception	(a)
Trust at NAV (b)(c)(d)	30.78%	15.01%	14.88%
Trust at Market Price (b)(c)(d)	30.03	13.21	13.92
MSCI ACWI Information Technology Call Overwrite Index (e)	45.37	18.23	N/A
MSCI ACWI Information Technology Index	51.02	23.18	18.05

(a)	BST commenced operations on October 30, 2014.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2023.

(e)	An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. since inception.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Technology stocks produced strong returns in 2023, as investors gravitated toward companies seen as having the most attractive growth characteristics.
At the sector level, the Trust’s underweight allocation to the hardware sub-sector contributed to relative performance. Among individual holdings, an out-of-benchmark position in Meta Platforms, Inc. (“Meta”) (formerly Facebook) was the leading contributor. Companies that demonstrated a commitment to cost discipline by reducing headcount expenses were generally rewarded by investors in 2023. In addition, Meta reported improvements in the use of artificial intelligence (“AI”) to increase monetization across its social media platforms. The Trust also benefited from a zero weighting in Cisco Systems, Inc., which lagged at a time of muted spending among its enterprise customers. An out-of-benchmark position in Tesla, Inc., was an additional contributor of note. The stock rallied after the company reported stable revenues and revealed that demand growth for its electric vehicles continued to outpace supply. The firm’s tiered pricing also emerged as an effective tool for supporting sales.
At the sector level, security selection in the semiconductors and software sub-sectors detracted from relative performance. An underweight position in the semiconductor designer NVIDIA Corp. was the most notable individual detractor. The stock jumped on optimism around surging demand for the company’s graphics processing units that enable generative AI. An out-of-benchmark position in Farmers Business Network, a private company, was an additional detractor. The agriculture network company raised an additional funding round in the third calendar quarter 2023 after the near-failure of the business. At the same time, governance challenges led to fundamental weakness that dragged on the company’s private-market valuation. A position in Bolt Financial, another private company, also detracted. The financial software company’s valuation fell along with those of its publicly traded peers in the financial technology space amid softer industry demand.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The Trust increased its allocations to the semiconductors and software sub-sectors and reduced its weighting in the services sub-sector. Its allocations to the internet and hardware sub-sectors were relatively unchanged.
From a regional perspective, the Trust’s allocation to the United States increased. Its position in China and other emerging markets decreased.
Describe portfolio positioning at period end.
At the end of the period, the Trust held 32% of its net asset value in the software industry, 29% in semiconductors, 15% in internet, 12% in hardware, 10% in services, 2% in new industries, and 2% in content & infrastructure. These industry weightings were the result of bottom-up stock selection.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 28% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.8% out of the money) and for maturities averaging 50 days.

T R U S T S U M M A R Y	39

Trust Summary as of December 31, 2023 (continued)	BlackRock Science and Technology Trust (BST)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
Microsoft Corp.	9.2%
Apple, Inc.	7.7
NVIDIA Corp.	7.1
Broadcom, Inc.	2.9
Cadence Design Systems, Inc.	2.8
ASML Holding NV	2.3
Mastercard, Inc.	2.3
Amazon.com, Inc.	2.2
Meta Platforms, Inc.	2.1
Alphabet, Inc.	1.9

INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Semiconductors & Semiconductor Equipment	28.2%
Software	27.7
Technology Hardware, Storage & Peripherals	8.7
IT Services	7.9
Financial Services	5.4
Interactive Media & Services	5.2
Broadline Retail	3.7
Diversified Consumer Services	2.1
Entertainment	1.9
Automobiles	1.8
Professional Services	1.6
Consumer Staples Distribution & Retail	1.3
Communications Equipment	1.1
Ground Transportation	1.0
Other*	2.4

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective
BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”)
investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2023 ($ 21.82) (a)	6.65%
Current Monthly Distribution per Common Share (b)	$0.121000
Current Annualized Distribution per Common Share (b)	$1.452000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary

	12/31/23	12/31/22	Change	High	Low
Closing Market Price	$21.82	$20.77	5.06%	$23.98	$18.75
Net Asset Value	22.53	22.37	0.72	23.39	19.59
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

T R U S T S U M M A R Y	41

Trust Summary as of December 31, 2023 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Performance
Returns for the period ended December 31, 2023 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	7.66%	10.73%	8.15%
Trust at Market Price (a)(b)	12.30	8.90	9.40
MSCI World Select Energy, Utilities and Industry Call Overwrite Index (c)	13.07	6.64	N/A
MSCI ACWI	22.20	11.72	7.93

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Infrastructure stocks, as a group, gained ground in 2023 but struggled relative to the broader equity market in the rising-rate environment.
Holdings in the industrial energy efficiency companies Ingersoll Rand, Inc., Air Liquide SA and Kingspan Group PLC were top contributors to the Trust’s performance during the reporting period. The companies benefited from strong demand, supported by a significant increase in U.S. clean-technology manufacturing following the passage of the Inflation Reduction Act. This trend was highlighted by growing investment in areas such as electric vehicle (“EV”) battery manufacturing, semiconductor fabrication plants and solar panel production. Eaton Corp. PLC, which makes products used in data centers, also performed well as the breakthrough in generative artificial intelligence was seen as driver for increased investment in this area.
On the other hand, positions in clean power utility companies detracted as bond yields rose. This resulted in a pronounced decline in valuations across the sector, weighing on shares of NextEra Energy, Inc. (“Nextera”) and EDP Renováveis SA. Nextera also experienced a change in management that further contributed to uncertainty. The investment adviser maintained the positions, as the companies consistently reported quarterly earnings in line with or ahead of consensus expectations. The EV battery producer LG Chem Ltd., which was pressured by concerns about slowing EV demand and greater price competition, also detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance in the 12-month period.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.
Describe recent portfolio activity.
The investment adviser adjusted the portfolio throughout the reporting period in an effort to capitalize on market volatility. Most notably, the investment adviser moved positioning around in clean power utilities. It maintained a steady overall allocation to the broader utilities sector on the belief that earnings prospects remained favorable and rising rates had been fully discounted into prices.
Describe portfolio positioning at period end.
At the end of the reporting period, 48.4% of the portfolio was invested in the utilities sector, 32.8% in industrials and 9.4% in energy. The remainder was invested in other infrastructure- and power-related sectors.
As of December 31, 2023, the Trust had in place an option overwriting program whereby 33.5% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 2.6% out of the money) and for maturities averaging 58 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2023 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security (a)	Percent of Total Investments
NextEra Energy, Inc.	7.1%
RWE AG	4.5
Enel SpA	4.3
Vinci SA	3.7
Vestas Wind Systems A/S	3.3
Atlas Copco AB	3.1
Sempra	2.9
Trane Technologies PLC	2.7
Duke Energy Corp.	2.7
PG&E Corp.	2.4

INDUSTRY ALLOCATION

Industry (a)(b)	Percentage of Total Investments
Electric Utilities	29.0%
Multi-Utilities	10.6
Oil, Gas & Consumable Fuels	9.4
Independent Power and Renewable Electricity Producers	8.6
Building Products	8.0
Electrical Equipment	6.9
Machinery	6.2
Construction & Engineering	5.8
Semiconductors & Semiconductor Equipment	5.5
Commercial Services & Supplies	4.2
Chemicals	3.1
Electronic Equipment, Instruments & Components	1.5
Ground Transportation	1.2

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	43

Schedule of Investments December 31, 2023	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 6.4%
NOV, Inc.	91,550	$1,856,634
Patterson-UTI Energy, Inc.	106,500	1,150,200
Schlumberger NV	226,731	11,799,081
TechnipFMC PLC	222,150	4,474,101
Tenaris SA	205,600	3,576,035
Weatherford International PLC (a)	17,750	1,736,483

		24,592,534

Oil, Gas & Consumable Fuels — 93.0%
ARC Resources Ltd.	341,430	5,068,434
BP PLC	3,042,155	18,034,101
Canadian Natural Resources Ltd.	249,592	16,351,897
Cenovus Energy, Inc.	452,787	7,545,026
Cheniere Energy, Inc.	82,918	14,154,932
Chevron Corp.	228,590	34,096,484
ConocoPhillips (b)	205,819	23,889,367
Diamondback Energy, Inc.	60,351	9,359,233
EOG Resources, Inc.	128,616	15,556,105
Exxon Mobil Corp. (b)(c)	628,030	62,790,440
Galp Energia SGPS SA	199,093	2,929,390
Gazprom PJSC (a)(d)	879,200	99
Hess Corp. (b)	77,303	11,144,001
Kosmos Energy Ltd. (a)	308,034	2,066,908
Marathon Petroleum Corp.	94,745	14,056,368
Pembina Pipeline Corp.	256,800	8,841,339
Shell PLC, ADR (b)	634,410	41,744,178
TC Energy Corp.	299,300	11,691,459
TotalEnergies SE	462,811	31,470,674
Tourmaline Oil Corp.	130,433	5,865,818
Valero Energy Corp.	76,611	9,959,430
Williams Cos., Inc.	411,581	14,335,366

		360,951,049

Total Long-Term Investments — 99.4% (Cost: $261,065,835)		385,543,583

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (e)(f)	3,612,320	$3,612,320

Total Short-Term Securities — 0.9% (Cost: $3,612,320)		3,612,320

Total Investments Before Options Written — 100.3% (Cost: $264,678,155)		389,155,903

Options Written — (0.4)% (Premiums Received: $(2,439,087))		(1,725,858)

Total Investments, Net of Options Written — 99.9% (Cost: $262,239,068)		387,430,045
Other Assets Less Liabilities — 0.1%		551,812

Net Assets — 100.0%		$387,981,857

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,695,475	$—	$(4,083,155	) (a)	$—	$—	$3,612,320	3,612,320	$298,320	$—

(a)	Represents net amount purchased (sold).

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Diamondback Energy, Inc.	107	01/05/24	USD	160.00	USD	1,659	$(4,280)
Exxon Mobil Corp.	437	01/05/24	USD	107.00	USD	4,369	(1,311)
Hess Corp.	88	01/05/24	USD	150.00	USD	1,269	(3,740)
Schlumberger NV	168	01/05/24	USD	54.00	USD	874	(2,100)
Valero Energy Corp.	138	01/05/24	USD	131.00	USD	1,794	(19,458)
Williams Cos., Inc.	492	01/05/24	USD	37.00	USD	1,714	(2,460)
Chevron Corp.	313	01/12/24	USD	155.00	USD	4,669	(17,372)
ConocoPhillips	202	01/12/24	USD	119.00	USD	2,345	(18,887)
EOG Resources, Inc.	220	01/12/24	USD	124.50	USD	2,661	(22,000)
Exxon Mobil Corp.	437	01/12/24	USD	106.00	USD	4,369	(9,614)
Hess Corp.	25	01/12/24	USD	145.00	USD	360	(7,750)
Marathon Petroleum Corp.	134	01/12/24	USD	155.00	USD	1,988	(13,065)
Schlumberger NV	230	01/12/24	USD	51.00	USD	1,197	(40,480)
Shell PLC, ADR	549	01/12/24	USD	66.00	USD	3,612	(48,037)
ARC Resources Ltd.	602	01/19/24	CAD	22.00	CAD	1,184	(1,817)
Canadian Natural Resources Ltd.	120	01/19/24	CAD	94.00	CAD	1,042	(1,540)
Chevron Corp.	314	01/19/24	USD	150.00	USD	4,684	(84,152)
ConocoPhillips	190	01/19/24	USD	125.00	USD	2,205	(5,225)
Diamondback Energy, Inc.	92	01/19/24	USD	160.00	USD	1,427	(15,640)
Exxon Mobil Corp.	734	01/19/24	USD	100.00	USD	7,339	(161,113)
Hess Corp.	110	01/19/24	USD	150.00	USD	1,586	(27,500)
NOV, Inc.	261	01/19/24	USD	20.00	USD	529	(20,880)
Patterson-UTI Energy, Inc.	117	01/19/24	USD	13.00	USD	126	(1,755)
Schlumberger NV	144	01/19/24	USD	55.00	USD	749	(7,704)
Shell PLC, ADR	374	01/19/24	USD	65.00	USD	2,461	(63,580)
TechnipFMC PLC	666	01/19/24	USD	21.00	USD	1,341	(23,310)
Tourmaline Oil Corp.	335	01/19/24	CAD	66.00	CAD	1,996	(1,264)
Valero Energy Corp.	114	01/19/24	USD	130.00	USD	1,482	(42,465)
Weatherford International PLC	51	01/19/24	USD	90.00	USD	499	(47,175)
Williams Cos., Inc.	492	01/19/24	USD	37.00	USD	1,714	(4,920)
Chevron Corp.	127	01/26/24	USD	145.00	USD	1,894	(81,597)
ConocoPhillips	10	01/26/24	USD	116.00	USD	116	(3,225)
EOG Resources, Inc.	204	01/26/24	USD	121.50	USD	2,467	(57,120)
Exxon Mobil Corp.	464	01/26/24	USD	106.00	USD	4,639	(30,160)
Hess Corp.	32	01/26/24	USD	140.00	USD	461	(27,520)
Marathon Petroleum Corp.	178	01/26/24	USD	160.00	USD	2,641	(18,868)
Schlumberger NV	206	01/26/24	USD	56.00	USD	1,072	(10,506)
Shell PLC, ADR	434	01/26/24	USD	67.00	USD	2,856	(39,060)
Williams Cos., Inc.	393	01/26/24	USD	36.00	USD	1,369	(11,790)
ConocoPhillips	75	02/02/24	USD	121.00	USD	871	(13,125)
ARC Resources Ltd.	524	02/16/24	CAD	21.00	CAD	1,031	(13,841)
Canadian Natural Resources Ltd.	704	02/16/24	CAD	86.00	CAD	6,111	(205,879)
Cenovus Energy, Inc.	150	02/16/24	CAD	24.00	CAD	331	(4,302)
ConocoPhillips	202	02/16/24	USD	120.00	USD	2,345	(57,368)
NOV, Inc.	41	02/16/24	USD	22.00	USD	83	(2,050)
Patterson-UTI Energy, Inc.	234	02/16/24	USD	12.00	USD	253	(7,605)
Shell PLC, ADR	736	02/16/24	USD	67.50	USD	4,843	(93,840)
TechnipFMC PLC	67	02/16/24	USD	22.00	USD	135	(3,183)
Tourmaline Oil Corp.	95	02/16/24	CAD	64.00	CAD	566	(3,692)
Weatherford International PLC	7	02/16/24	USD	110.00	USD	68	(1,680)

							$(1,407,005)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Galp Energia SGPS SA	Goldman Sachs International	36,500	01/04/24	EUR	13.73	EUR	486	$(1,148)
TC Energy Corp.	Royal Bank of Canada	28,300	01/09/24	CAD	48.31	CAD	1,465	(76,401)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Tenaris SA	UBS AG	60,300	01/11/24	EUR	16.58	EUR	950	$(2,813)
TotalEnergies SE	Bank of America N.A.	124,900	01/18/24	EUR	62.70	EUR	7,693	(49,244)
TC Energy Corp.	Royal Bank of Canada	35,200	01/29/24	CAD	52.43	CAD	1,822	(16,656)
BP PLC	Morgan Stanley & Co. International PLC	562,900	01/30/24	GBP	4.87	GBP	2,618	(36,715)
TotalEnergies SE	Morgan Stanley & Co. International PLC	4,700	01/30/24	EUR	63.63	EUR	290	(2,353)
Galp Energia SGPS SA	Bank of America N.A.	35,400	02/01/24	EUR	13.66	EUR	472	(8,821)
BP PLC	Bank of America N.A.	447,000	02/08/24	GBP	4.68	GBP	2,079	(82,485)
TC Energy Corp.	Royal Bank of Canada	35,200	02/26/24	CAD	52.43	CAD	1,822	(32,425)
Pembina Pipeline Corp.	Morgan Stanley & Co. International PLC	17,400	02/27/24	CAD	46.91	CAD	794	(9,792)

								$(318,853)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$994,621	$(281,392)	$(1,725,858)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$1,725,858	$—	$—	$—	$1,725,858

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(734,586)	$—	$—	$—	$(734,586)
Options written	—	—	9,232,797	—	—	—	9,232,797

	$—	$—	$8,498,211	$—	$—	$—	$8,498,211

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(1,712,020)	$—	$—	$—	$(1,712,020)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$2,743,846

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$1,725,858

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	1,725,858

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,407,005)

Total derivative assets and liabilities subject to an MNA	$—	$318,853

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$140,550	$—	$—	$—	$140,550
Goldman Sachs International	1,148	—	—	—	1,148
Morgan Stanley & Co. International PLC	48,860	—	(48,860)	—	—
Royal Bank of Canada	125,482	—	—	—	125,482
UBS AG	2,813	—	—	—	2,813

	$318,853	$—	$(48,860)	$—	$269,993

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$21,016,499	$3,576,035	$—	$24,592,534
Oil, Gas & Consumable Fuels	308,516,785	52,434,165	99	360,951,049
Short-Term Securities
Money Market Funds	3,612,320	—	—	3,612,320

	$333,145,604	$56,010,200	$99	$389,155,903

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(1,407,005)	$(318,853)	$—	$(1,725,858)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobile Components — 1.5%
Aptiv PLC (a)	147,551	$13,238,276

Banks — 1.8%
JPMorgan Chase & Co. (b)	94,564	16,085,336

Beverages — 0.9%
Monster Beverage Corp. (a)	138,985	8,006,926

Broadline Retail — 5.5%
Amazon.com, Inc. (a)(b)	319,381	48,526,749

Building Products — 1.2%
Allegion PLC	80,992	10,260,877

Capital Markets — 3.4%
Intercontinental Exchange, Inc. (b)	151,536	19,461,768
LPL Financial Holdings, Inc.	45,624	10,384,935

		29,846,703

Chemicals — 3.1%
Axalta Coating Systems Ltd. (a)	355,562	12,078,441
Corteva, Inc. (b)	306,853	14,704,396

		26,782,837

Communications Equipment — 0.8%
Ciena Corp. (a)	155,832	7,013,998

Consumer Finance — 0.9%
American Express Co.	42,880	8,033,139

Consumer Staples Distribution & Retail (b) — 2.4%
Dollar General Corp.	76,260	10,367,547
Dollar Tree, Inc. (a)	72,274	10,266,522

		20,634,069

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	326,062	12,292,537

Electronic Equipment, Instruments & Components — 1.7%
Zebra Technologies Corp., Class A (a)	55,903	15,279,967

Entertainment — 1.0%
TKO Group Holdings, Inc., Class A (b)	107,011	8,729,957

Financial Services — 3.6%
Berkshire Hathaway, Inc., Class B (a)(b)	63,439	22,626,154
Voya Financial, Inc.	119,726	8,735,209

		31,361,363

Food Products — 1.2%
Mondelez International, Inc., Class A (b)	146,251	10,592,960

Health Care Equipment & Supplies — 1.8%
Medtronic PLC	193,236	15,918,782

Health Care Providers & Services — 6.5%
Elevance Health, Inc.	21,062	9,931,997
Humana, Inc. (b)	20,719	9,485,365
Laboratory Corp. of America Holdings (b)	37,688	8,566,106
Tenet Healthcare Corp. (a)	130,657	9,873,749
UnitedHealth Group, Inc. (b)	35,789	18,841,835

		56,699,052

Health Care Technology — 0.9%
Veeva Systems, Inc., Class A (a)(b)	39,050	7,517,906

Hotels, Restaurants & Leisure — 0.8%
Las Vegas Sands Corp. (b)	141,432	6,959,869

Security	Shares	Value

Household Durables — 2.2%
Sony Group Corp., ADR (c)	200,199	$18,956,843

Insurance — 3.5%
Fidelity National Financial, Inc., Class A	228,435	11,654,754
Progressive Corp.	61,776	9,839,681
Reinsurance Group of America, Inc. (b)	53,822	8,707,323

		30,201,758

Interactive Media & Services (a) — 8.5%
Alphabet, Inc., Class A	337,582	47,156,830
Meta Platforms, Inc., Class A (b)	76,113	26,940,957

		74,097,787

IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	233,189	17,612,765

Life Sciences Tools & Services — 2.8%
Avantor, Inc. (a)	556,795	12,711,630
Fortrea Holdings, Inc. (a)(b)	187,843	6,555,720
Thermo Fisher Scientific, Inc.	10,253	5,442,190

		24,709,540

Machinery (b) — 4.6%
Caterpillar, Inc.	40,462	11,963,399
Fortive Corp.	269,413	19,836,879
Otis Worldwide Corp.	98,695	8,830,242

		40,630,520

Media — 2.3%
Comcast Corp., Class A (b)	459,529	20,150,347

Oil, Gas & Consumable Fuels — 4.3%
BP PLC, ADR (c)	316,478	11,203,321
ConocoPhillips (b)	130,814	15,183,581
Shell PLC	334,409	10,946,567

		37,333,469

Personal Care Products — 1.0%
Unilever PLC, ADR (b)	187,755	9,102,362

Pharmaceuticals — 4.3%
Novo Nordisk A/S, ADR (b)	170,760	17,665,122
Sanofi SA, ADR	396,772	19,731,472

		37,396,594

Professional Services — 1.1%
Dun & Bradstreet Holdings, Inc.	818,943	9,581,633

Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc. (a)(d)	139,515	20,565,906
Applied Materials, Inc. (b)	105,417	17,084,933
Marvell Technology, Inc.	209,096	12,610,580
Micron Technology, Inc.	199,067	16,988,378

		67,249,797

Software — 8.8%
Microsoft Corp. (b)(d)	204,069	76,738,107

Specialty Retail — 1.8%
Ross Stores, Inc. (b)	113,388	15,691,765

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc. (b)	198,730	38,261,487

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.0%
Skechers USA, Inc., Class A (a)	142,987	$8,913,810

Total Long-Term Investments — 100.7% (Cost: $554,276,107)		880,409,887

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (e)(f)	12,932,953	12,932,953
SL Liquidity Series, LLC, Money Market Series, 5.58% (e)(f)(g)	397,392	397,512

Total Short-Term Securities — 1.5% (Cost: $13,330,505)		13,330,465

Total Investments Before Options Written — 102.2% (Cost: $567,606,612)		893,740,352

Options Written — (2.1)% (Premiums Received: $(10,266,670))		(18,548,876)

Total Investments, Net of Options Written — 100.1% (Cost: $557,339,942)		875,191,476
Liabilities in Excess of Other Assets — (0.1)%		(740,695)

Net Assets — 100.0%		$874,450,781

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,661,156	$—		$(1,728,203	) (a)	$—	$—	$12,932,953	12,932,953	$617,975		$—
SL Liquidity Series, LLC, Money Market Series	—	398,038	(a)	—		(486)	(40)	397,512	397,392	6,751	(b)	—

						$(486)	$(40)	$13,330,465		$624,726		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	135	01/05/24	USD	125.00	USD	1,990	$(305,438)
Amazon.com, Inc.	358	01/05/24	USD	152.50	USD	5,439	(54,237)
Apple, Inc.	84	01/05/24	USD	195.00	USD	1,617	(5,670)
Applied Materials, Inc.	346	01/05/24	USD	155.00	USD	5,608	(258,635)
Elevance Health, Inc.	35	01/05/24	USD	485.00	USD	1,650	(1,838)
JPMorgan Chase & Co.	150	01/05/24	USD	155.00	USD	2,552	(229,125)
Meta Platforms, Inc., Class A	78	01/05/24	USD	340.00	USD	2,761	(117,390)
Microsoft Corp.	260	01/05/24	USD	370.00	USD	9,777	(198,900)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Mondelez International, Inc., Class A	109	01/05/24	USD	72.00	USD	789	$(8,720)
Ross Stores, Inc.	168	01/05/24	USD	132.00	USD	2,325	(113,400)
UnitedHealth Group, Inc.	94	01/05/24	USD	550.00	USD	4,949	(658)
Advanced Micro Devices, Inc.	50	01/12/24	USD	129.00	USD	737	(94,375)
Alphabet, Inc., Class A	776	01/12/24	USD	141.00	USD	10,840	(136,964)
Amazon.com, Inc.	332	01/12/24	USD	147.25	USD	5,044	(207,572)
Apple, Inc.	416	01/12/24	USD	200.00	USD	8,009	(15,184)
Applied Materials, Inc.	96	01/12/24	USD	150.00	USD	1,556	(121,440)
Berkshire Hathaway, Inc., Class B	195	01/12/24	USD	355.00	USD	6,955	(97,500)
Comcast Corp., Class A	345	01/12/24	USD	43.00	USD	1,513	(37,950)
ConocoPhillips	89	01/12/24	USD	119.00	USD	1,033	(8,322)
Dollar General Corp.	154	01/12/24	USD	139.00	USD	2,094	(28,105)
Humana, Inc.	31	01/12/24	USD	495.00	USD	1,419	(2,170)
JPMorgan Chase & Co.	149	01/12/24	USD	157.50	USD	2,534	(191,837)
Las Vegas Sands Corp.	195	01/12/24	USD	48.00	USD	960	(36,563)
Marvell Technology, Inc.	140	01/12/24	USD	55.00	USD	844	(77,000)
Meta Platforms, Inc., Class A	80	01/12/24	USD	325.00	USD	2,832	(241,200)
Microsoft Corp.	424	01/12/24	USD	375.00	USD	15,944	(263,940)
Mondelez International, Inc., Class A	371	01/12/24	USD	72.00	USD	2,687	(43,592)
Novo Nordisk A/S, ADR	360	01/12/24	USD	100.00	USD	3,724	(160,200)
Ross Stores, Inc.	118	01/12/24	USD	131.00	USD	1,633	(89,680)
Ross Stores, Inc.	199	01/12/24	USD	135.00	USD	2,754	(85,570)
Thermo Fisher Scientific, Inc.	33	01/12/24	USD	500.00	USD	1,752	(110,055)
Allegion PLC	195	01/19/24	USD	110.00	USD	2,470	(332,475)
Alphabet, Inc., Class A	530	01/19/24	USD	137.00	USD	7,404	(249,100)
Amazon.com, Inc.	295	01/19/24	USD	142.50	USD	4,482	(309,750)
Apple, Inc.	296	01/19/24	USD	190.00	USD	5,699	(145,040)
Applied Materials, Inc.	243	01/19/24	USD	165.00	USD	3,938	(75,937)
Aptiv PLC	430	01/19/24	USD	82.50	USD	3,858	(337,550)
Avantor, Inc.	940	01/19/24	USD	19.75	USD	2,146	(391,570)
Axalta Coating Systems Ltd.	1,224	01/19/24	USD	31.00	USD	4,158	(400,860)
Berkshire Hathaway, Inc., Class B	229	01/19/24	USD	360.00	USD	8,168	(67,440)
BP PLC, ADR	345	01/19/24	USD	38.00	USD	1,221	(2,933)
Caterpillar, Inc.	62	01/19/24	USD	250.00	USD	1,833	(290,625)
Cognizant Technology Solutions Corp., Class A	214	01/19/24	USD	70.00	USD	1,616	(126,260)
Cognizant Technology Solutions Corp., Class A	151	01/19/24	USD	72.50	USD	1,141	(53,605)
Comcast Corp., Class A	133	01/19/24	USD	45.00	USD	583	(4,389)
ConocoPhillips	107	01/19/24	USD	125.00	USD	1,242	(2,943)
Corteva, Inc.	738	01/19/24	USD	48.25	USD	3,536	(72,866)
Dollar General Corp.	156	01/19/24	USD	135.00	USD	2,121	(64,740)
Dollar Tree, Inc.	139	01/19/24	USD	120.00	USD	1,974	(311,707)
Elevance Health, Inc.	31	01/19/24	USD	480.00	USD	1,462	(17,360)
Fortrea Holdings, Inc.	199	01/19/24	USD	35.00	USD	695	(35,820)
Humana, Inc.	53	01/19/24	USD	505.00	USD	2,426	(3,578)
Intercontinental Exchange, Inc.	331	01/19/24	USD	115.00	USD	4,251	(458,435)
Intercontinental Exchange, Inc.	653	01/19/24	USD	120.00	USD	8,386	(561,580)
JPMorgan Chase & Co.	176	01/19/24	USD	155.00	USD	2,994	(269,720)
Laboratory Corp. of America Holdings	153	01/19/24	USD	213.22	USD	3,478	(231,562)
Las Vegas Sands Corp.	85	01/19/24	USD	52.50	USD	418	(3,103)
LPL Financial Holdings, Inc.	154	01/19/24	USD	240.00	USD	3,505	(26,565)
Marvell Technology, Inc.	140	01/19/24	USD	55.00	USD	844	(80,850)
Meta Platforms, Inc., Class A	81	01/19/24	USD	330.00	USD	2,867	(215,865)
Micron Technology, Inc.	370	01/19/24	USD	80.00	USD	3,158	(224,775)
Microsoft Corp.	316	01/19/24	USD	375.00	USD	11,883	(240,160)
Mondelez International, Inc., Class A	38	01/19/24	USD	72.50	USD	275	(4,085)
Monster Beverage Corp.	418	01/19/24	USD	57.50	USD	2,408	(51,205)
Novo Nordisk A/S, ADR	247	01/19/24	USD	104.00	USD	2,555	(61,750)
Otis Worldwide Corp.	196	01/19/24	USD	83.25	USD	1,754	(135,243)
Progressive Corp.	195	01/19/24	USD	165.00	USD	3,106	(19,500)
Reinsurance Group of America, Inc.	160	01/19/24	USD	165.00	USD	2,588	(30,400)
Ross Stores, Inc.	314	01/19/24	USD	135.00	USD	4,345	(147,580)
Sanofi SA, ADR	753	01/19/24	USD	47.60	USD	3,745	(216,792)

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Skechers USA, Inc., Class A	120	01/19/24	USD	55.00	USD	748	$(89,400)
Sony Group Corp., ADR	500	01/19/24	USD	90.00	USD	4,735	(270,000)
Tenet Healthcare Corp.	265	01/19/24	USD	80.00	USD	2,003	(24,513)
Unilever PLC, ADR	389	01/19/24	USD	50.00	USD	1,886	(4,862)
UnitedHealth Group, Inc.	94	01/19/24	USD	550.00	USD	4,949	(26,743)
Verizon Communications, Inc.	882	01/19/24	USD	38.00	USD	3,325	(28,665)
Zebra Technologies Corp., Class A	211	01/19/24	USD	250.00	USD	5,767	(547,545)
Alphabet, Inc., Class A	566	01/26/24	USD	146.00	USD	7,906	(77,825)
Amazon.com, Inc.	358	01/26/24	USD	150.00	USD	5,439	(194,215)
Apple, Inc.	274	01/26/24	USD	200.00	USD	5,275	(29,044)
BP PLC, ADR	920	01/26/24	USD	37.00	USD	3,257	(26,220)
Caterpillar, Inc.	201	01/26/24	USD	295.00	USD	5,943	(151,252)
Comcast Corp., Class A	1,564	01/26/24	USD	44.00	USD	6,858	(185,334)
ConocoPhillips	137	01/26/24	USD	116.00	USD	1,590	(44,182)
Dollar Tree, Inc.	122	01/26/24	USD	135.00	USD	1,733	(106,140)
Fortive Corp.	427	01/26/24	USD	68.25	USD	3,144	(254,536)
JPMorgan Chase & Co.	149	01/26/24	USD	165.00	USD	2,534	(97,967)
Las Vegas Sands Corp.	285	01/26/24	USD	51.00	USD	1,402	(34,058)
Marvell Technology, Inc.	139	01/26/24	USD	55.00	USD	838	(83,400)
Medtronic PLC	35	01/26/24	USD	83.34	USD	288	(4,113)
Meta Platforms, Inc., Class A	156	01/26/24	USD	340.00	USD	5,522	(311,610)
Micron Technology, Inc.	119	01/26/24	USD	87.00	USD	1,016	(22,789)
Microsoft Corp.	140	01/26/24	USD	385.00	USD	5,265	(94,150)
Mondelez International, Inc., Class A	184	01/26/24	USD	71.00	USD	1,333	(44,160)
Sony Group Corp., ADR	300	01/26/24	USD	92.00	USD	2,841	(121,500)
Thermo Fisher Scientific, Inc.	33	01/26/24	USD	500.00	USD	1,752	(118,635)
Amazon.com, Inc.	348	02/02/24	USD	157.40	USD	5,288	(110,260)
Comcast Corp., Class A	9	02/02/24	USD	46.05	USD	39	(404)
ConocoPhillips	101	02/02/24	USD	121.00	USD	1,172	(17,675)
Medtronic PLC	64	02/02/24	USD	83.05	USD	527	(10,500)
Micron Technology, Inc.	122	02/02/24	USD	87.00	USD	1,041	(29,097)
Comcast Corp., Class A	154	02/09/24	USD	44.00	USD	675	(22,330)
Medtronic PLC	111	02/09/24	USD	83.34	USD	914	(19,040)
Micron Technology, Inc.	62	02/09/24	USD	87.00	USD	529	(17,205)
Advanced Micro Devices, Inc.	94	02/16/24	USD	140.00	USD	1,386	(131,130)
Alphabet, Inc., Class A	322	02/16/24	USD	145.00	USD	4,498	(123,970)
Amazon.com, Inc.	384	02/16/24	USD	150.00	USD	5,834	(339,840)
Apple, Inc.	221	02/16/24	USD	195.00	USD	4,255	(114,367)
Aptiv PLC	351	02/16/24	USD	92.50	USD	3,149	(133,380)
Avantor, Inc.	588	02/16/24	USD	21.00	USD	1,342	(142,590)
Ciena Corp.	798	02/16/24	USD	45.10	USD	3,592	(150,145)
Cognizant Technology Solutions Corp., Class A	101	02/16/24	USD	77.50	USD	763	(19,695)
ConocoPhillips	89	02/16/24	USD	120.00	USD	1,033	(25,276)
Dollar Tree, Inc.	208	02/16/24	USD	135.00	USD	2,955	(210,080)
Fidelity National Financial, Inc., Class A	470	02/16/24	USD	47.79	USD	2,398	(189,389)
Fortive Corp.	1,234	02/16/24	USD	69.93	USD	9,086	(638,829)
Fortrea Holdings, Inc.	552	02/16/24	USD	32.50	USD	1,926	(201,480)
Laboratory Corp. of America Holdings	96	02/16/24	USD	220.00	USD	2,182	(115,680)
Medtronic PLC	111	02/16/24	USD	85.00	USD	914	(12,654)
Micron Technology, Inc.	62	02/16/24	USD	77.50	USD	529	(58,125)
Microsoft Corp.	186	02/16/24	USD	400.00	USD	6,994	(100,905)
Progressive Corp.	206	02/16/24	USD	160.00	USD	3,281	(124,630)
Reinsurance Group of America, Inc.	189	02/16/24	USD	165.00	USD	3,058	(75,127)
Sanofi SA, ADR	771	02/16/24	USD	49.00	USD	3,834	(174,197)
TKO Group Holdings, Inc., Class A	435	02/16/24	USD	80.00	USD	3,549	(224,025)
Unilever PLC, ADR	514	02/16/24	USD	50.00	USD	2,492	(30,840)
Voya Financial, Inc.	400	02/16/24	USD	77.50	USD	2,918	(34,000)
Zebra Technologies Corp., Class A	57	02/16/24	USD	230.00	USD	1,558	(281,580)
Fidelity National Financial, Inc., Class A	1,039	03/15/24	USD	47.31	USD	5,301	(614,376)
Medtronic PLC	64	03/15/24	USD	85.00	USD	527	(12,992)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Micron Technology, Inc.	62	03/15/24	USD	87.50	USD	529	$(25,420)
Otis Worldwide Corp.	271	03/15/24	USD	90.00	USD	2,425	(84,010)

							$(17,227,049)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Verizon Communications, Inc.	Citibank N.A.	35,500	01/03/24	USD	37.53	USD	1,338	$(13,786)
Otis Worldwide Corp.	UBS AG	18,500	01/04/24	USD	85.49	USD	1,655	(77,025)
Verizon Communications, Inc.	Citibank N.A.	35,500	01/10/24	USD	37.53	USD	1,338	(8,812)
Shell PLC	Goldman Sachs International	40,600	01/11/24	GBP	26.68	GBP	1,043	(2,830)
Dun & Bradstreet Holdings, Inc.	Citibank N.A.	120,800	01/16/24	USD	9.82	USD	1,413	(265,220)
Voya Financial, Inc.	JPMorgan Chase Bank N.A.	39,100	01/23/24	USD	71.55	USD	2,853	(98,306)
Shell PLC	Goldman Sachs International	25,400	01/24/24	GBP	25.83	GBP	652	(15,746)
Shell PLC	Morgan Stanley & Co. International PLC	70,000	01/30/24	GBP	26.54	GBP	1,798	(24,658)
LPL Financial Holdings, Inc.	Citibank N.A.	14,300	01/31/24	USD	216.19	USD	3,255	(236,728)
Meta Platforms, Inc., Class A	Citibank N.A.	9,900	01/31/24	USD	361.74	USD	3,504	(140,823)
Skechers USA, Inc., Class A	Bank of America N.A.	21,400	01/31/24	USD	64.63	USD	1,334	(35,361)
Dun & Bradstreet Holdings, Inc.	UBS AG	42,900	02/13/24	USD	11.84	USD	502	(33,852)
Monster Beverage Corp.	Citibank N.A.	50,000	02/16/24	USD	56.12	USD	2,881	(141,506)
Axalta Coating Systems Ltd.	Citibank N.A.	113,000	02/26/24	USD	33.10	USD	3,839	(227,174)

								$(1,321,827)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,510,847	$(9,793,053)	$(18,548,876)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$18,548,876	$—	$—	$—	$18,548,876

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(10,946,814)	$—	$—	$—	$(10,946,814)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(13,682,244)	$—	$—	$—	$(13,682,244)

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$14,431,983
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$18,548,876

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	18,548,876

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,227,049)

Total derivative assets and liabilities subject to an MNA	$—	$1,321,827

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$35,361	$—	$—	$—	$35,361
Citibank N.A.	1,034,049	—	(1,034,049)	—	—
Goldman Sachs International	18,576	—	—	—	18,576
JPMorgan Chase Bank N.A.	98,306	—	—	—	98,306
Morgan Stanley & Co. International PLC	24,658	—	—	—	24,658
UBS AG	110,877	—	—	—	110,877

	$1,321,827	$—	$(1,034,049)	$—	$287,778

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobile Components	$13,238,276	$—	$—	$13,238,276
Banks	16,085,336	—	—	16,085,336
Beverages	8,006,926	—	—	8,006,926
Broadline Retail	48,526,749	—	—	48,526,749
Building Products	10,260,877	—	—	10,260,877
Capital Markets	29,846,703	—	—	29,846,703
Chemicals	26,782,837	—	—	26,782,837
Communications Equipment	7,013,998	—	—	7,013,998
Consumer Finance	8,033,139	—	—	8,033,139
Consumer Staples Distribution & Retail	20,634,069	—	—	20,634,069
Diversified Telecommunication Services	12,292,537	—	—	12,292,537
Electronic Equipment, Instruments & Components	15,279,967	—	—	15,279,967
Entertainment	8,729,957	—	—	8,729,957

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Financial Services	$31,361,363	$—	$—	$31,361,363
Food Products	10,592,960	—	—	10,592,960
Health Care Equipment & Supplies	15,918,782	—	—	15,918,782
Health Care Providers & Services	56,699,052	—	—	56,699,052
Health Care Technology	7,517,906	—	—	7,517,906
Hotels, Restaurants & Leisure	6,959,869	—	—	6,959,869
Household Durables	18,956,843	—	—	18,956,843
Insurance	30,201,758	—	—	30,201,758
Interactive Media & Services	74,097,787	—	—	74,097,787
IT Services	17,612,765	—	—	17,612,765
Life Sciences Tools & Services	24,709,540	—	—	24,709,540
Machinery	40,630,520	—	—	40,630,520
Media	20,150,347	—	—	20,150,347
Oil, Gas & Consumable Fuels	26,386,902	10,946,567	—	37,333,469
Personal Care Products	9,102,362	—	—	9,102,362
Pharmaceuticals	37,396,594	—	—	37,396,594
Professional Services	9,581,633	—	—	9,581,633
Semiconductors & Semiconductor Equipment	67,249,797	—	—	67,249,797
Software	76,738,107	—	—	76,738,107
Specialty Retail	15,691,765	—	—	15,691,765
Technology Hardware, Storage & Peripherals	38,261,487	—	—	38,261,487
Textiles, Apparel & Luxury Goods	8,913,810	—	—	8,913,810
Short-Term Securities
Money Market Funds	12,932,953	—	—	12,932,953

	$882,396,273	$10,946,567	$—	893,342,840

Investments Valued at NAV (a)				397,512

				$893,740,352

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(13,805,655)	$(4,743,221)	$—	$(18,548,876)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense (a) — 3.7%
L3Harris Technologies, Inc. (b)	180,535	$38,024,282
RTX Corp.	269,046	22,637,530

		60,661,812

Automobile Components — 0.4%
Lear Corp.	47,800	6,749,838

Automobiles — 2.2%
General Motors Co. (a)(b)	1,018,667	36,590,519

Banks — 11.0%
Bank of America Corp.	314,801	10,599,350
Citigroup, Inc. (a)	970,830	49,939,495
Citizens Financial Group, Inc.	352,124	11,669,389
First Citizens BancShares, Inc., Class A	23,527	33,384,107
JPMorgan Chase & Co. (a)	122,378	20,816,498
Wells Fargo & Co. (a)	1,098,968	54,091,205

		180,500,044

Beverages — 0.9%
Constellation Brands, Inc., Class A (a)	42,599	10,298,308
Keurig Dr. Pepper, Inc.	123,060	4,100,359

		14,398,667

Building Products — 0.8%
Allegion PLC	104,660	13,259,375

Capital Markets — 4.1%
Carlyle Group, Inc.	414,230	16,855,019
Goldman Sachs Group, Inc.	33,980	13,108,465
Intercontinental Exchange, Inc.	84,950	10,910,128
Raymond James Financial, Inc.	146,399	16,323,488
UBS Group AG, Registered Shares	319,280	9,917,335

		67,114,435

Chemicals — 0.6%
International Flavors & Fragrances, Inc.	127,520	10,325,294

Communications Equipment — 2.0%
Cisco Systems, Inc. (a)	632,570	31,957,436

Consumer Finance — 0.5%
American Express Co.	47,010	8,806,853

Consumer Staples Distribution & Retail — 2.0%
Dollar General Corp.	237,476	32,284,862

Containers & Packaging — 1.5%
Sealed Air Corp. (b)	688,332	25,137,885

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	827,562	13,886,490
Verizon Communications, Inc. (b)	657,980	24,805,846

		38,692,336

Electric Utilities — 2.8%
American Electric Power Co., Inc.	224,679	18,248,428
Exelon Corp.	256,819	9,219,802
NextEra Energy, Inc.	80,460	4,887,141
PG&E Corp. (c)	763,531	13,766,464

		46,121,835

Entertainment — 0.1%
Walt Disney Co. (c)	19,020	1,717,316

Security	Shares	Value

Financial Services — 5.1%
AP Arsenal Co. Invest LP (c)(d)	15,830,106	$15,830,106
Equitable Holdings, Inc.	227,446	7,573,952
Fidelity National Information Services, Inc. (b)	575,110	34,546,858
Visa, Inc., Class A	96,229	25,053,220

		83,004,136

Food Products — 2.4%
Kraft Heinz Co. (a)(b)	1,079,834	39,932,261

Ground Transportation — 0.6%
Union Pacific Corp.	37,481	9,206,083

Health Care Equipment & Supplies — 5.0%
Baxter International, Inc. (a)	830,532	32,108,367
Koninklijke Philips NV (c)	830,415	19,433,561
Medtronic PLC	374,970	30,890,029

		82,431,957

Health Care Providers & Services — 8.0%
Cardinal Health, Inc.	262,089	26,418,571
Cencora, Inc.	44,126	9,062,598
Cigna Group	74,674	22,361,129
CVS Health Corp.	63,370	5,003,695
Elevance Health, Inc. (a)	62,056	29,263,128
Humana, Inc.	19,428	8,894,333
Laboratory Corp. of America Holdings (a)	135,817	30,869,846

		131,873,300

Household Durables — 2.1%
Newell Brands, Inc.	747,674	6,489,810
Panasonic Holdings Corp.	1,179,300	11,613,243
Sony Group Corp.	179,600	16,996,060

		35,099,113

Industrial Conglomerates — 0.4%
Siemens AG, Registered Shares	36,162	6,784,327

Insurance — 6.7%
American International Group, Inc. (a)	703,484	47,661,041
Fidelity National Financial, Inc., Class A	496,525	25,332,706
First American Financial Corp.	29,750	1,917,090
Prudential PLC	576,635	6,505,990
Willis Towers Watson PLC	118,625	28,612,350

		110,029,177

IT Services — 1.3%
Cognizant Technology Solutions Corp., Class A (a)	282,568	21,342,361

Leisure Products — 0.3%
Hasbro, Inc.	102,660	5,241,820

Life Sciences Tools & Services — 0.7%
Fortrea Holdings, Inc. (c)	206,687	7,213,377
Thermo Fisher Scientific, Inc.	8,080	4,288,783

		11,502,160

Machinery — 1.3%
CNH Industrial NV	814,300	9,918,174
Fortive Corp.	74,754	5,504,137
Komatsu Ltd.	220,700	5,743,351

		21,165,662

S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares		Value

Media — 2.7%
Comcast Corp., Class A (a)	751,887		$ 32,970,245
Fox Corp., Class A	380,307		11,283,709

			44,253,954

Multi-Utilities — 1.4%
Public Service Enterprise Group, Inc.	115,778		7,079,825
Sempra	212,882		15,908,672

			22,988,497

Oil, Gas & Consumable Fuels — 8.6%
BP PLC	5,837,860		34,607,229
Chevron Corp.	64,390		9,604,413
Enterprise Products Partners LP (a)	1,007,778		26,554,950
Formentera Partners Fund II LP (d)(e)	—	(f)	10,716,626
Shell PLC	1,316,592		43,097,409
Suncor Energy, Inc.	521,730		16,716,229

			141,296,856

Personal Care Products — 1.8%
Unilever PLC, ADR (a)	610,738		29,608,578

Pharmaceuticals — 4.8%
AstraZeneca PLC	95,155		12,835,443
Bayer AG, Registered Shares	384,584		14,269,567
Eli Lilly & Co.	18,167		10,589,908
Novo Nordisk A/S, ADR	78,264		8,096,411
Pfizer, Inc.	140,670		4,049,889
Sanofi SA	286,792		28,499,317

			78,340,535

Professional Services — 4.9%
Leidos Holdings, Inc. (a)	361,660		39,146,079
Robert Half, Inc.	65,910		5,794,807
SS&C Technologies Holdings, Inc.	584,940		35,745,683

			80,686,569

Semiconductors & Semiconductor Equipment — 2.9%
Intel Corp.	122,570		6,159,142
Micron Technology, Inc. (b)	373,400		31,865,956
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	92,084		9,576,736

			47,601,834

Software — 1.3%
Microsoft Corp.	57,206		21,511,744

Specialized REITs — 0.9%
American Tower Corp.	22,100		4,770,948
Crown Castle, Inc.	81,370		9,373,010

			14,143,958

Specialty Retail — 0.8%
Ross Stores, Inc.	88,225		12,209,458

Textiles, Apparel & Luxury Goods — 0.6%
Ralph Lauren Corp., Class A	52,173		7,523,347
Tapestry, Inc.	47,920		1,763,935

			9,287,282

Security	Shares	Value

Tobacco — 1.4%
British American Tobacco PLC, ADR	783,226	$22,940,690

Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc., Class B	152,562	7,141,935

Total Common Stocks — 101.4% (Cost: $1,412,065,198)		1,663,942,754

Preferred Securities

Preferred Stocks — 0.5%
Household Products — 0.5%
Henkel AG & Co. KGaA	106,570	8,572,705

		8,572,705

Total Preferred Securities — 0.5% (Cost: $8,384,952)		8,572,705

Total Long-Term Investments — 101.9% (Cost: $1,420,450,150)		1,672,515,459

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (g)(h)	5,204,534	5,204,534

Total Short-Term Securities — 0.3% (Cost: $5,204,534)		5,204,534

Total Investments Before Options Written — 102.2% (Cost: $1,425,654,684)		1,677,719,993

Options Written — (2.2)% (Premiums Received: $(20,613,526))		(36,487,628)

Total Investments, Net of Options Written — 100.0% (Cost: $1,405,041,158)		1,641,232,365
Other Assets Less Liabilities — 0.0%		368,758

Net Assets — 100.0%		$1,641,601,123

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Investment does not issue shares.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$76,042,437	$—		$(70,837,903	) (a)	$—	$—	$5,204,534	5,204,534	$2,734,658		$—
SL Liquidity Series, LLC, Money Market Series (b)	—	331	(a)	—		(331)	—	—	—	1,130	(c)	—

						$(331)	$—	$5,204,534		$2,735,788		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American International Group, Inc.	733	01/05/24	USD	67.00	USD	4,966	$(67,802)
AT&T, Inc.	968	01/05/24	USD	16.50	USD	1,624	(38,720)
Baxter International, Inc.	1,458	01/05/24	USD	37.00	USD	5,637	(247,860)
Cardinal Health, Inc.	503	01/05/24	USD	106.00	USD	5,070	(5,030)
Cigna Group	216	01/05/24	USD	285.00	USD	6,468	(329,400)
Cisco Systems, Inc.	1,277	01/05/24	USD	49.00	USD	6,451	(201,766)
Elevance Health, Inc.	119	01/05/24	USD	485.00	USD	5,612	(6,248)
Goldman Sachs Group, Inc.	68	01/05/24	USD	340.00	USD	2,623	(314,500)
JPMorgan Chase & Co.	164	01/05/24	USD	155.00	USD	2,790	(250,510)
Kraft Heinz Co.	1,823	01/05/24	USD	35.00	USD	6,741	(370,980)
Ross Stores, Inc.	80	01/05/24	USD	132.00	USD	1,107	(54,000)
RTX Corp.	715	01/05/24	USD	85.00	USD	6,016	(31,103)
Taiwan Semiconductor Manufacturing Co. Ltd.	384	01/05/24	USD	98.00	USD	3,994	(236,160)
AT&T, Inc.	986	01/12/24	USD	17.50	USD	1,655	(6,409)
Chevron Corp.	188	01/12/24	USD	155.00	USD	2,804	(10,434)
Cigna Group	16	01/12/24	USD	265.00	USD	479	(56,560)
Cisco Systems, Inc.	1,126	01/12/24	USD	49.00	USD	5,689	(173,967)
Citigroup, Inc.	733	01/12/24	USD	48.00	USD	3,771	(267,545)
Comcast Corp., Class A	1,264	01/12/24	USD	43.00	USD	5,543	(139,040)
Constellation Brands, Inc., Class A	143	01/12/24	USD	240.00	USD	3,457	(95,095)
CVS Health Corp.	150	01/12/24	USD	76.00	USD	1,184	(51,000)
Dollar General Corp.	374	01/12/24	USD	139.00	USD	5,085	(68,255)
Eli Lilly & Co.	39	01/12/24	USD	615.00	USD	2,273	(9,867)
Fox Corp., Class A	414	01/12/24	USD	30.00	USD	1,228	(16,560)
Humana, Inc.	43	01/12/24	USD	495.00	USD	1,969	(3,010)
Intel Corp.	224	01/12/24	USD	44.00	USD	1,126	(141,120)
JPMorgan Chase & Co.	240	01/12/24	USD	157.50	USD	4,082	(309,000)
Microsoft Corp.	9	01/12/24	USD	375.00	USD	338	(5,603)
Novo Nordisk A/S, ADR	177	01/12/24	USD	100.00	USD	1,831	(78,765)
PG&E Corp.	1,076	01/12/24	USD	17.50	USD	1,940	(78,548)
Ross Stores, Inc.	135	01/12/24	USD	131.00	USD	1,868	(102,600)
Ross Stores, Inc.	67	01/12/24	USD	135.00	USD	927	(28,810)
RTX Corp.	764	01/12/24	USD	83.00	USD	6,428	(149,362)
Suncor Energy, Inc.	772	01/12/24	USD	35.00	USD	2,473	(3,860)
Union Pacific Corp.	26	01/12/24	USD	235.00	USD	639	(30,030)
Union Pacific Corp.	52	01/12/24	USD	240.00	USD	1,277	(37,960)
Verizon Communications, Inc.	509	01/12/24	USD	39.00	USD	1,919	(4,327)
Visa, Inc., Class A	89	01/12/24	USD	260.00	USD	2,317	(29,593)
Allegion PLC	365	01/19/24	USD	110.00	USD	4,624	(622,325)

S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
American Electric Power Co., Inc.	442	01/19/24	USD	80.00	USD	3,590	$(100,555)
American International Group, Inc.	775	01/19/24	USD	66.00	USD	5,251	(179,107)
American Tower Corp.	121	01/19/24	USD	220.00	USD	2,612	(33,880)
AT&T, Inc.	1,290	01/19/24	USD	16.00	USD	2,165	(110,295)
Bank of America Corp.	741	01/19/24	USD	28.00	USD	2,495	(429,780)
Bank of America Corp.	112	01/19/24	USD	31.00	USD	377	(32,424)
Cardinal Health, Inc.	436	01/19/24	USD	105.00	USD	4,395	(19,620)
Carlyle Group, Inc.	1,068	01/19/24	USD	31.10	USD	4,346	(1,051,982)
Chevron Corp.	83	01/19/24	USD	145.00	USD	1,238	(48,555)
Citigroup, Inc.	1,062	01/19/24	USD	42.50	USD	5,463	(969,075)
Citizens Financial Group, Inc.	1,004	01/19/24	USD	30.00	USD	3,327	(331,320)
Cognizant Technology Solutions Corp., Class A	959	01/19/24	USD	70.00	USD	7,243	(565,810)
Comcast Corp., Class A	611	01/19/24	USD	45.00	USD	2,679	(20,163)
Constellation Brands, Inc., Class A	91	01/19/24	USD	250.00	USD	2,200	(26,163)
Crown Castle, Inc.	133	01/19/24	USD	120.00	USD	1,532	(9,643)
Dollar General Corp.	375	01/19/24	USD	135.00	USD	5,098	(155,625)
Elevance Health, Inc.	109	01/19/24	USD	480.00	USD	5,140	(61,040)
Eli Lilly & Co.	29	01/19/24	USD	640.00	USD	1,690	(3,886)
Enterprise Products Partners LP	1,269	01/19/24	USD	27.51	USD	3,344	(2,661)
Exelon Corp.	556	01/19/24	USD	41.00	USD	1,996	(2,780)
Fidelity National Information Services, Inc.	855	01/19/24	USD	57.50	USD	5,136	(273,600)
First American Financial Corp.	81	01/19/24	USD	58.01	USD	522	(55,166)
First Citizens BancShares, Inc., Class A	39	01/19/24	USD	1,520.00	USD	5,534	(25,545)
First Citizens BancShares, Inc., Class A	90	01/19/24	USD	1,480.00	USD	12,771	(118,350)
Fortrea Holdings, Inc.	567	01/19/24	USD	35.00	USD	1,979	(102,060)
Fox Corp., Class A	413	01/19/24	USD	30.00	USD	1,225	(20,650)
General Motors Co.	1,815	01/19/24	USD	30.00	USD	6,519	(1,102,612)
Goldman Sachs Group, Inc.	118	01/19/24	USD	340.00	USD	4,552	(563,155)
Intercontinental Exchange, Inc.	132	01/19/24	USD	115.00	USD	1,695	(182,820)
Intercontinental Exchange, Inc.	335	01/19/24	USD	120.00	USD	4,302	(288,100)
JPMorgan Chase & Co.	29	01/19/24	USD	155.00	USD	493	(44,443)
Kraft Heinz Co.	2,294	01/19/24	USD	35.00	USD	8,483	(495,504)
L3Harris Technologies, Inc.	466	01/19/24	USD	190.00	USD	9,815	(1,001,900)
Laboratory Corp. of America Holdings	556	01/19/24	USD	213.22	USD	12,637	(841,494)
Lear Corp.	174	01/19/24	USD	140.00	USD	2,457	(72,210)
Leidos Holdings, Inc.	958	01/19/24	USD	105.00	USD	10,369	(373,620)
Micron Technology, Inc.	410	01/19/24	USD	80.00	USD	3,499	(249,075)
Microsoft Corp.	182	01/19/24	USD	375.00	USD	6,844	(138,320)
Newell Brands, Inc.	777	01/19/24	USD	8.00	USD	674	(66,045)
Novo Nordisk A/S, ADR	84	01/19/24	USD	104.00	USD	869	(21,000)
PG&E Corp.	1,563	01/19/24	USD	17.00	USD	2,818	(195,375)
Raymond James Financial, Inc.	318	01/19/24	USD	110.00	USD	3,546	(101,760)
Robert Half, Inc.	181	01/19/24	USD	77.41	USD	1,591	(195,750)
Ross Stores, Inc.	202	01/19/24	USD	135.00	USD	2,795	(94,940)
Sealed Air Corp.	593	01/19/24	USD	35.00	USD	2,166	(124,530)
Sempra	584	01/19/24	USD	75.00	USD	4,364	(64,240)
SS&C Technologies Holdings, Inc.	1,562	01/19/24	USD	56.13	USD	9,545	(818,799)
Taiwan Semiconductor Manufacturing Co. Ltd.	122	01/19/24	USD	105.00	USD	1,269	(33,367)
Unilever PLC, ADR	1,854	01/19/24	USD	50.00	USD	8,988	(23,175)
Union Pacific Corp.	102	01/19/24	USD	220.00	USD	2,505	(267,750)
Union Pacific Corp.	26	01/19/24	USD	235.00	USD	639	(31,850)
Verizon Communications, Inc.	1,731	01/19/24	USD	36.00	USD	6,526	(307,252)
Visa, Inc., Class A	335	01/19/24	USD	255.00	USD	8,722	(261,300)
Wells Fargo & Co.	2,281	01/19/24	USD	42.50	USD	11,227	(1,585,295)
Willis Towers Watson PLC	182	01/19/24	USD	250.00	USD	4,390	(17,745)
Cencora, Inc.	129	01/25/24	USD	204.00	USD	2,649	(59,040)
American International Group, Inc.	732	01/26/24	USD	66.00	USD	4,959	(192,150)
American International Group, Inc.	459	01/26/24	USD	68.00	USD	3,110	(60,817)
AT&T, Inc.	1,307	01/26/24	USD	17.00	USD	2,193	(41,824)
Baxter International, Inc.	678	01/26/24	USD	39.00	USD	2,621	(62,715)
Cardinal Health, Inc.	502	01/26/24	USD	108.00	USD	5,060	(11,295)
Chevron Corp.	83	01/26/24	USD	145.00	USD	1,238	(53,328)

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cigna Group	89	01/26/24	USD	310.00	USD	2,665	$(32,040)
Cisco Systems, Inc.	1,076	01/26/24	USD	51.00	USD	5,436	(51,648)
Citigroup, Inc.	897	01/26/24	USD	45.75	USD	4,614	(532,578)
Comcast Corp., Class A	637	01/26/24	USD	44.00	USD	2,793	(75,484)
Eli Lilly & Co.	31	01/26/24	USD	595.00	USD	1,807	(36,580)
Enterprise Products Partners LP	1,268	01/26/24	USD	26.27	USD	3,341	(63,955)
Fortive Corp.	56	01/26/24	USD	68.25	USD	412	(33,382)
Fox Corp., Class A	1,264	01/26/24	USD	31.00	USD	3,750	(31,600)
Intel Corp.	225	01/26/24	USD	49.00	USD	1,131	(67,837)
JPMorgan Chase & Co.	240	01/26/24	USD	165.00	USD	4,082	(157,800)
Medtronic PLC	284	01/26/24	USD	85.00	USD	2,340	(16,330)
Medtronic PLC	99	01/26/24	USD	83.34	USD	816	(11,633)
Micron Technology, Inc.	548	01/26/24	USD	87.00	USD	4,677	(104,942)
Microsoft Corp.	16	01/26/24	USD	385.00	USD	602	(10,760)
PG&E Corp.	755	01/26/24	USD	17.50	USD	1,361	(64,930)
Suncor Energy, Inc.	634	01/26/24	USD	32.00	USD	2,031	(63,400)
Visa, Inc., Class A	92	01/26/24	USD	260.00	USD	2,395	(54,280)
Walt Disney Co.	104	01/26/24	USD	96.00	USD	939	(6,136)
Newell Brands, Inc.	1,107	01/31/24	USD	9.50	USD	961	(25,995)
Comcast Corp., Class A	1,249	02/02/24	USD	46.05	USD	5,477	(56,063)
Intel Corp.	225	02/02/24	USD	51.00	USD	1,131	(52,313)
Kraft Heinz Co.	1,822	02/02/24	USD	37.00	USD	6,738	(152,137)
Medtronic PLC	522	02/02/24	USD	83.05	USD	4,300	(85,638)
Micron Technology, Inc.	547	02/02/24	USD	87.00	USD	4,668	(130,459)
PG&E Corp.	805	02/02/24	USD	18.00	USD	1,451	(45,885)
Visa, Inc., Class A	13	02/02/24	USD	260.68	USD	338	(8,345)
Newell Brands, Inc.	1,106	02/07/24	USD	9.75	USD	960	(25,147)
Comcast Corp., Class A	374	02/09/24	USD	44.00	USD	1,640	(54,230)
Medtronic PLC	317	02/09/24	USD	83.34	USD	2,611	(54,376)
Micron Technology, Inc.	274	02/09/24	USD	87.00	USD	2,338	(76,035)
American Electric Power Co., Inc.	793	02/16/24	USD	82.50	USD	6,441	(136,792)
American International Group, Inc.	1,169	02/16/24	USD	67.50	USD	7,920	(289,327)
Bank of America Corp.	878	02/16/24	USD	34.00	USD	2,956	(100,092)
Baxter International, Inc.	1,186	02/16/24	USD	40.00	USD	4,585	(148,250)
British American Tobacco PLC, ADR	1,031	02/16/24	USD	29.44	USD	3,020	(91,141)
Carlyle Group, Inc.	1,210	02/16/24	USD	35.50	USD	4,923	(830,445)
Cencora, Inc.	39	02/16/24	USD	204.00	USD	801	(26,005)
Citigroup, Inc.	518	02/16/24	USD	48.00	USD	2,665	(213,675)
Cognizant Technology Solutions Corp., Class A	595	02/16/24	USD	77.50	USD	4,494	(116,025)
CVS Health Corp.	195	02/16/24	USD	75.00	USD	1,540	(100,912)
Dollar General Corp.	260	02/16/24	USD	130.00	USD	3,535	(256,100)
Enterprise Products Partners LP	1,887	02/16/24	USD	26.14	USD	4,972	(86,525)
Exelon Corp.	300	02/16/24	USD	40.50	USD	1,077	(3,070)
Exelon Corp.	558	02/16/24	USD	37.00	USD	2,003	(39,060)
Fidelity National Financial, Inc., Class A	1,777	02/16/24	USD	47.79	USD	9,066	(716,053)
Fidelity National Information Services, Inc.	1,446	02/16/24	USD	62.50	USD	8,686	(278,355)
First American Financial Corp.	82	02/16/24	USD	65.00	USD	528	(19,065)
Fortive Corp.	355	02/16/24	USD	69.93	USD	2,614	(183,780)
Fortrea Holdings, Inc.	569	02/16/24	USD	32.50	USD	1,986	(207,685)
General Motors Co.	605	02/16/24	USD	34.00	USD	2,173	(178,475)
Humana, Inc.	63	02/16/24	USD	505.00	USD	2,884	(27,405)
International Flavors & Fragrances, Inc.	702	02/16/24	USD	82.50	USD	5,684	(221,130)
L3Harris Technologies, Inc.	526	02/16/24	USD	200.00	USD	11,079	(762,700)
Laboratory Corp. of America Holdings	190	02/16/24	USD	220.00	USD	4,319	(228,950)
Leidos Holdings, Inc.	1,031	02/16/24	USD	110.00	USD	11,160	(306,722)
Medtronic PLC	317	02/16/24	USD	85.00	USD	2,611	(36,138)
Microsoft Corp.	107	02/16/24	USD	400.00	USD	4,024	(58,048)
Ralph Lauren Corp., Class A	99	02/16/24	USD	150.00	USD	1,428	(40,095)
Raymond James Financial, Inc.	487	02/16/24	USD	110.00	USD	5,430	(248,370)
Robert Half, Inc.	181	02/16/24	USD	84.25	USD	1,591	(111,588)
Rogers Communications, Inc., Class B	459	02/16/24	CAD	64.00	CAD	2,847	(37,931)
Sempra	586	02/16/24	USD	76.48	USD	4,379	(80,387)

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
SS&C Technologies Holdings, Inc.	1,655	02/16/24	USD	58.00	USD	10,114	$(702,874)
Suncor Energy, Inc.	648	02/16/24	USD	34.00	USD	2,076	(42,120)
Unilever PLC, ADR	1,505	02/16/24	USD	50.00	USD	7,296	(90,300)
Wells Fargo & Co.	2,114	02/16/24	USD	45.00	USD	10,405	(1,009,435)
Ralph Lauren Corp., Class A	187	02/26/24	USD	136.00	USD	2,697	(235,492)
Equitable Holdings, Inc.	626	02/28/24	USD	32.90	USD	2,085	(111,455)
British American Tobacco PLC, ADR	1,032	03/15/24	USD	30.00	USD	3,023	(87,720)
Citigroup, Inc.	673	03/15/24	USD	52.50	USD	3,462	(126,860)
Enterprise Products Partners LP	1,115	03/15/24	USD	27.00	USD	2,938	(30,105)
Fidelity National Financial, Inc., Class A	953	03/15/24	USD	47.31	USD	4,862	(563,523)
General Motors Co.	1,654	03/15/24	USD	36.00	USD	5,941	(337,416)
Medtronic PLC	522	03/15/24	USD	85.00	USD	4,300	(105,966)
Micron Technology, Inc.	274	03/15/24	USD	87.50	USD	2,338	(112,340)
Rogers Communications, Inc., Class B	380	03/15/24	CAD	64.00	CAD	2,357	(43,304)

							$(31,429,198)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Verizon Communications, Inc.	Citibank N.A.	66,500	01/03/24	USD	37.53	USD	2,507	$(25,826)
Citizens Financial Group, Inc.	Citibank N.A.	33,200	01/04/24	USD	28.31	USD	1,100	(161,538)
Prudential PLC	Bank of America N.A.	96,800	01/09/24	GBP	9.14	GBP	857	(8,277)
Bayer AG, Registered Shares	Morgan Stanley & Co. International PLC	135,700	01/10/24	EUR	42.74	EUR	4,561	(84)
Citizens Financial Group, Inc.	Citibank N.A.	33,700	01/10/24	USD	29.03	USD	1,117	(140,281)
Koninklijke Philips NV	Morgan Stanley & Co. International PLC	130,500	01/10/24	EUR	19.04	EUR	2,766	(300,018)
Panasonic Holdings Corp.	BNP Paribas SA	217,100	01/10/24	JPY	1,479.86	JPY	301,445	(15,583)
Verizon Communications, Inc.	Citibank N.A.	66,600	01/10/24	USD	37.53	USD	2,511	(16,532)
BP PLC	UBS AG	2,182,700	01/11/24	GBP	4.92	GBP	10,151	(22,424)
Henkel AG & Co. KGaA, Preference Shares	Morgan Stanley & Co. International PLC	13,900	01/11/24	EUR	72.36	EUR	1,013	(15,743)
Komatsu Ltd.	Societe Generale	18,400	01/11/24	JPY	3,785.05	JPY	67,515	(4,089)
Komatsu Ltd.	UBS AG	42,300	01/11/24	JPY	3,861.20	JPY	155,211	(5,987)
NextEra Energy, Inc.	Barclays Bank PLC	22,100	01/11/24	USD	57.37	USD	1,342	(82,938)
Komatsu Ltd.	UBS AG	60,700	01/17/24	JPY	3,880.13	JPY	222,726	(11,837)
Shell PLC	Goldman Sachs International	276,700	01/17/24	GBP	26.49	GBP	7,106	(49,681)
Henkel AG & Co. KGaA, Preference Shares	Morgan Stanley & Co. International PLC	13,900	01/18/24	EUR	72.35	EUR	1,013	(18,704)
Sanofi SA	Morgan Stanley & Co. International PLC	99,900	01/18/24	EUR	87.55	EUR	8,993	(316,286)
Sony Group Corp.	Bank of America N.A.	24,300	01/18/24	JPY	13,535.12	JPY	324,241	(46,206)
Public Service Enterprise Group, Inc.	JPMorgan Chase Bank N.A.	5,900	01/22/24	USD	64.49	USD	361	(1,086)
AstraZeneca PLC	Goldman Sachs International	52,300	01/23/24	GBP	103.39	GBP	5,535	(269,602)
Koninklijke Philips NV	Goldman Sachs International	217,800	01/23/24	EUR	19.22	EUR	4,617	(484,300)
Panasonic Holdings Corp.	Bank of America N.A.	261,500	01/23/24	JPY	1,596.90	JPY	363,095	(11,921)
Sanofi SA	Morgan Stanley & Co. International PLC	57,900	01/23/24	EUR	89.72	EUR	5,212	(107,975)
Siemens AG, Registered Shares	UBS AG	19,900	01/23/24	EUR	163.50	EUR	3,382	(177,910)
Shell PLC	Goldman Sachs International	356,700	01/24/24	GBP	25.83	GBP	9,160	(221,123)
Prudential PLC	Goldman Sachs International	96,800	01/25/24	GBP	9.12	GBP	857	(20,415)
UBS Group AG, Registered Shares	Goldman Sachs International	87,800	01/26/24	CHF	25.58	CHF	2,294	(99,424)
BP PLC	Morgan Stanley & Co. International PLC	732,200	01/30/24	GBP	4.87	GBP	3,405	(47,757)
Equitable Holdings, Inc.	Bank of America N.A.	62,400	01/30/24	USD	30.15	USD	2,078	(215,838)
Prudential PLC	Morgan Stanley & Co. International PLC	222,200	01/30/24	GBP	9.04	GBP	1,967	(64,732)
Shell PLC	Morgan Stanley & Co. International PLC	90,800	01/30/24	GBP	26.54	GBP	2,332	(31,982)
Sony Group Corp.	Bank of America N.A.	44,200	01/30/24	JPY	13,438.59	JPY	589,771	(123,148)
Cencora, Inc.	Citibank N.A.	7,400	01/31/24	USD	201.54	USD	1,520	(51,186)
Public Service Enterprise Group, Inc.	JPMorgan Chase Bank N.A.	57,700	01/31/24	USD	63.86	USD	3,528	(21,632)
Willis Towers Watson PLC	Morgan Stanley & Co. International PLC	47,000	01/31/24	USD	243.57	USD	11,336	(301,828)
Bayer AG, Registered Shares	Goldman Sachs International	75,900	02/01/24	EUR	33.49	EUR	2,551	(101,774)
Koninklijke Philips NV	Goldman Sachs International	108,500	02/01/24	EUR	18.88	EUR	2,300	(288,155)
Panasonic Holdings Corp.	BNP Paribas SA	116,200	02/01/24	JPY	1,496.41	JPY	161,345	(16,747)
Panasonic Holdings Corp.	Societe Generale	53,800	02/01/24	JPY	1,432.55	JPY	74,702	(14,370)
NextEra Energy, Inc.	Barclays Bank PLC	22,100	02/02/24	USD	57.94	USD	1,342	(90,525)

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sealed Air Corp.	Goldman Sachs International	61,300	02/02/24	USD	34.98	USD	2,239	$(161,831)
Crown Castle, Inc.	JPMorgan Chase Bank N.A.	19,800	02/05/24	USD	117.74	USD	2,281	(52,882)
BP PLC	Bank of America N.A.	296,000	02/08/24	GBP	4.68	GBP	1,377	(54,621)
Sealed Air Corp.	Citibank N.A.	92,500	02/13/24	USD	35.44	USD	3,378	(253,970)
Sealed Air Corp.	UBS AG	62,200	02/20/24	USD	33.27	USD	2,272	(275,394)
Crown Castle, Inc.	JPMorgan Chase Bank N.A.	11,600	02/26/24	USD	113.50	USD	1,336	(69,161)
Citizens Financial Group, Inc.	Citibank N.A.	26,500	02/27/24	USD	33.33	USD	878	(45,383)
UBS Group AG, Registered Shares	Goldman Sachs International	87,800	02/27/24	CHF	25.70	CHF	2,294	(139,724)

								$(5,058,430)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$3,457,080	$(19,331,182)	$(36,487,628)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$36,487,628	$—	$—	$—	$36,487,628

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(8,293,785)	$—	$—	$—	$(8,293,785)
Options written	—	—	(6,887,226)	—	—	—	(6,887,226)

	$—	$—	$(15,181,011)	$—	$—	$—	$(15,181,011)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(23,815,466)	$—	$—	$—	$(23,815,466)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$24,853,085

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$36,487,628

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	36,487,628

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(31,429,198)

Total derivative assets and liabilities subject to an MNA	$—	$5,058,430

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$460,011	$—	$(460,011)	$—	$—
Barclays Bank PLC	173,463	—	(170,839)	—	2,624
BNP Paribas SA	32,330	—	(32,330)	—	—
Citibank N.A.	694,716	—	(694,716)	—	—
Goldman Sachs International	1,836,029	—	(1,836,029)	—	—
JPMorgan Chase Bank N.A.	144,761	—	(144,761)	—	—
Morgan Stanley & Co. International PLC	1,205,109	—	(1,205,109)	—	—
Societe Generale	18,459	—	(18,459)	—	—
UBS AG	493,552	—	(493,552)	—	—

	$5,058,430	$—	$(5,055,806)	$—	$2,624

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$60,661,812	$—	$—	$60,661,812
Automobile Components	6,749,838	—	—	6,749,838
Automobiles	36,590,519	—	—	36,590,519
Banks	180,500,044	—	—	180,500,044
Beverages	14,398,667	—	—	14,398,667
Building Products	13,259,375	—	—	13,259,375
Capital Markets	57,197,100	9,917,335	—	67,114,435
Chemicals	10,325,294	—	—	10,325,294
Communications Equipment	31,957,436	—	—	31,957,436
Consumer Finance	8,806,853	—	—	8,806,853
Consumer Staples Distribution & Retail	32,284,862	—	—	32,284,862
Containers & Packaging	25,137,885	—	—	25,137,885
Diversified Telecommunication Services	38,692,336	—	—	38,692,336
Electric Utilities	46,121,835	—	—	46,121,835
Entertainment	1,717,316	—	—	1,717,316
Financial Services	67,174,030	—	15,830,106	83,004,136
Food Products	39,932,261	—	—	39,932,261

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Ground Transportation	$9,206,083	$—	$—	$9,206,083
Health Care Equipment & Supplies	62,998,396	19,433,561	—	82,431,957
Health Care Providers & Services	131,873,300	—	—	131,873,300
Household Durables	6,489,810	28,609,303	—	35,099,113
Industrial Conglomerates	—	6,784,327	—	6,784,327
Insurance	103,523,187	6,505,990	—	110,029,177
IT Services	21,342,361	—	—	21,342,361
Leisure Products	5,241,820	—	—	5,241,820
Life Sciences Tools & Services	11,502,160	—	—	11,502,160
Machinery	15,422,311	5,743,351	—	21,165,662
Media	44,253,954	—	—	44,253,954
Multi-Utilities	22,988,497	—	—	22,988,497
Oil, Gas & Consumable Fuels	52,875,592	77,704,638	10,716,626	141,296,856
Personal Care Products	29,608,578	—	—	29,608,578
Pharmaceuticals	22,736,208	55,604,327	—	78,340,535
Professional Services	80,686,569	—	—	80,686,569
Semiconductors & Semiconductor Equipment	47,601,834	—	—	47,601,834
Software	21,511,744	—	—	21,511,744
Specialized REITs	14,143,958	—	—	14,143,958
Specialty Retail	12,209,458	—	—	12,209,458
Textiles, Apparel & Luxury Goods	9,287,282	—	—	9,287,282
Tobacco	22,940,690	—	—	22,940,690
Wireless Telecommunication Services	7,141,935	—	—	7,141,935
Preferred Securities
Preferred Stocks	—	8,572,705	—	8,572,705
Short-Term Securities
Money Market Funds	5,204,534	—	—	5,204,534

	$1,432,297,724	$218,875,537	$26,546,732	$1,677,719,993

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(23,585,749)	$(12,901,879)	$—	$(36,487,628)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks

Assets
Opening balance, as of December 31, 2022	$11,435,463
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(106,982)
Net change in unrealized appreciation (depreciation) (a)(b)	(813,619)
Purchases	21,332,655
Sales	(5,300,785)

Closing balance, as of December 31, 2023	$26,546,732

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (b)	$(813,619)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$26,546,732	Income	Discount Rate	11%		—
		Market	EBITDA Multiple	7.71x		—

	$26,546,732

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 2.0%
TELUS Corp.	820,022	$14,592,747

Denmark — 2.2%
Novo Nordisk A/S, Class B	152,408	15,794,217

France — 9.6%
Air Liquide SA	89,151	17,357,292
EssilorLuxottica SA	93,763	18,827,490
LVMH Moet Hennessy Louis Vuitton SE	18,418	14,965,304
Sanofi SA	183,527	18,237,587

		69,387,673

India — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $2,637,143) (a)(b)(c)	566,400	284,447

Indonesia — 1.1%
Bank Rakyat Indonesia Persero Tbk PT	22,422,100	8,333,569

Ireland — 4.1%
Allegion PLC	121,238	15,359,642
Medtronic PLC (d)	175,741	14,477,544

		29,837,186

Mexico — 2.1%
Wal-Mart de Mexico SAB de CV	3,624,607	15,276,669

Netherlands — 4.2%
Koninklijke KPN NV	4,200,135	14,470,004
Shell PLC	477,667	15,716,808

		30,186,812

Singapore — 1.4%
DBS Group Holdings Ltd.	405,168	10,246,220

Switzerland — 6.8%
Nestle SA, Registered Shares	190,916	22,130,956
TE Connectivity Ltd.	76,977	10,815,268
Zurich Insurance Group AG, Class N	31,721	16,584,591

		49,530,815

Taiwan — 5.0%
MediaTek, Inc.	477,000	15,750,493
Taiwan Semiconductor Manufacturing Co. Ltd.	1,076,000	20,628,575

		36,379,068

United Kingdom — 11.3%
AstraZeneca PLC	152,719	20,600,242
BAE Systems PLC	1,044,412	14,783,641
Prudential PLC	1,065,116	12,017,369
RELX PLC	487,507	19,315,727
Taylor Wimpey PLC, Series L	8,107,080	15,175,769

		81,892,748

United States — 51.2%
AbbVie, Inc. (e)	126,869	19,660,889
Accenture PLC, Class A	55,699	19,545,336
American Express Co.	58,216	10,906,197

Security	Shares	Value

United States (continued)
Apple, Inc. (d)(e)	128,400	$24,720,852
Assurant, Inc. (d)	63,722	10,736,520
Baker Hughes Co., Class A (d)(e)	442,901	15,138,356
Carrier Global Corp.	236,117	13,564,922
Citizens Financial Group, Inc. (e)	429,755	14,242,081
Intercontinental Exchange, Inc. (d)	145,616	18,701,463
M&T Bank Corp.	80,031	10,970,649
Microsoft Corp. (d)	93,741	35,250,366
Mondelez International, Inc., Class A (d)	294,985	21,365,764
Oracle Corp. (e)	153,421	16,175,176
Otis Worldwide Corp. (e)	211,801	18,949,835
Paychex, Inc. (e)	148,004	17,628,756
Philip Morris International, Inc. (d)(e)	194,950	18,340,896
Republic Services, Inc. (e)	87,104	14,364,321
Synchrony Financial	225,639	8,617,153
Union Pacific Corp.	80,294	19,721,812
United Parcel Service, Inc., Class B (d)	96,388	15,155,085
UnitedHealth Group, Inc. (d)	34,608	18,220,074
Williams Cos., Inc. (d)	290,496	10,117,976

		372,094,479

Total Long-Term Investments — 101.0% (Cost: $605,816,932)		733,836,650

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (f)(g)	2,668,223	2,668,223

Total Short-Term Securities — 0.4% (Cost: $2,668,223)		2,668,223

Total Investments Before Options Written — 101.4% (Cost: $608,485,155)		736,504,873

Options Written — (1.5)% (Premiums Received: $(6,679,071))		(10,846,451)

Total Investments, Net of Options Written — 99.9% (Cost: $601,806,084)		725,658,422

Other Assets Less Liabilities — 0.1%		830,765

Net Assets — 100.0%		$726,489,187

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $284,447, representing less than 0.05% of its net assets as of period end, and an original cost of $2,637,143.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,643,752	$—	$(3,975,529	) (a)	$—	$—	$2,668,223	2,668,223	$436,584		$—
SL Liquidity Series, LLC, Money Market Series (b)	—	—	(1,183	) (a)	1,183	—	—	—	2,641	(c)	—

					$1,183	$—	$2,668,223		$439,225		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American Express Co.	134	01/05/24	USD	167.50	USD	2,510	$(266,995)
Microsoft Corp.	209	01/05/24	USD	370.00	USD	7,859	(159,885)
Mondelez International, Inc., Class A	468	01/05/24	USD	72.00	USD	3,390	(37,440)
UnitedHealth Group, Inc.	47	01/05/24	USD	550.00	USD	2,474	(329)
Williams Cos., Inc.	280	01/05/24	USD	37.00	USD	975	(1,400)
AbbVie, Inc.	364	01/12/24	USD	146.00	USD	5,641	(346,710)
American Express Co.	181	01/12/24	USD	172.50	USD	3,391	(270,595)
Apple, Inc.	260	01/12/24	USD	200.00	USD	5,006	(9,490)
M&T Bank Corp.	196	01/12/24	USD	126.50	USD	2,687	(220,808)
Mondelez International, Inc., Class A	368	01/12/24	USD	72.00	USD	2,665	(43,240)
Philip Morris International, Inc.	292	01/12/24	USD	94.00	USD	2,747	(35,770)
Union Pacific Corp.	100	01/12/24	USD	235.00	USD	2,456	(115,500)
Union Pacific Corp.	160	01/12/24	USD	240.00	USD	3,930	(116,800)
United Parcel Service, Inc., Class B	167	01/12/24	USD	160.00	USD	2,626	(22,545)
AbbVie, Inc.	112	01/19/24	USD	145.00	USD	1,736	(119,000)
Accenture PLC, Class A	147	01/19/24	USD	347.50	USD	5,158	(107,310)
Allegion PLC	272	01/19/24	USD	125.00	USD	3,446	(94,520)
Apple, Inc.	129	01/19/24	USD	190.00	USD	2,484	(63,210)
Assurant, Inc.	168	01/19/24	USD	163.50	USD	2,831	(117,263)
Baker Hughes Co., Class A	336	01/19/24	USD	36.00	USD	1,148	(7,560)
Carrier Global Corp.	176	01/19/24	USD	57.50	USD	1,011	(24,640)
Carrier Global Corp.	355	01/19/24	USD	60.00	USD	2,039	(17,750)
Citizens Financial Group, Inc.	781	01/19/24	USD	30.00	USD	2,588	(257,730)
Intercontinental Exchange, Inc.	690	01/19/24	USD	115.00	USD	8,862	(955,650)
Intercontinental Exchange, Inc.	33	01/19/24	USD	120.00	USD	424	(28,380)
Microsoft Corp.	123	01/19/24	USD	375.00	USD	4,625	(93,480)
Mondelez International, Inc., Class A	468	01/19/24	USD	72.50	USD	3,390	(50,310)
Otis Worldwide Corp.	311	01/19/24	USD	83.25	USD	2,783	(214,595)
Paychex, Inc.	282	01/19/24	USD	120.00	USD	3,359	(41,595)
Republic Services, Inc.	37	01/19/24	USD	160.00	USD	610	(21,645)
Republic Services, Inc.	270	01/19/24	USD	165.00	USD	4,453	(62,100)
Synchrony Financial	499	01/19/24	USD	31.00	USD	1,906	(366,765)
TE Connectivity Ltd.	186	01/19/24	USD	135.00	USD	2,613	(120,900)
Union Pacific Corp.	100	01/19/24	USD	235.00	USD	2,456	(122,500)
UnitedHealth Group, Inc.	47	01/19/24	USD	550.00	USD	2,474	(13,372)
Williams Cos., Inc.	280	01/19/24	USD	37.00	USD	975	(2,800)
Baker Hughes Co., Class A	224	01/25/24	USD	32.30	USD	766	(51,788)
AbbVie, Inc.	94	01/26/24	USD	152.50	USD	1,457	(37,130)
Accenture PLC, Class A	103	01/26/24	USD	345.00	USD	3,614	(107,120)
Apple, Inc.	129	01/26/24	USD	200.00	USD	2,484	(13,674)

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written  (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Medtronic PLC	48	01/26/24	USD	85.00	USD	395	$(2,760)
Medtronic PLC	69	01/26/24	USD	83.34	USD	568	(8,108)
Microsoft Corp.	110	01/26/24	USD	385.00	USD	4,136	(73,975)
Mondelez International, Inc., Class A	23	01/26/24	USD	71.00	USD	167	(5,520)
Oracle Corp.	345	01/26/24	USD	104.00	USD	3,637	(111,262)
Philip Morris International, Inc.	315	01/26/24	USD	97.00	USD	2,964	(17,325)
United Parcel Service, Inc., Class B	170	01/26/24	USD	165.00	USD	2,673	(15,555)
Williams Cos., Inc.	456	01/26/24	USD	36.00	USD	1,588	(13,680)
Medtronic PLC	83	02/02/24	USD	83.05	USD	684	(13,617)
Medtronic PLC	221	02/09/24	USD	83.34	USD	1,821	(37,909)
Oracle Corp.	345	02/09/24	USD	110.00	USD	3,637	(45,712)
Baker Hughes Co., Class A	165	02/12/24	USD	34.75	USD	564	(18,087)
Allegion PLC	272	02/16/24	USD	125.00	USD	3,446	(148,240)
Apple, Inc.	59	02/16/24	USD	195.00	USD	1,136	(30,533)
Assurant, Inc.	120	02/16/24	USD	164.90	USD	2,022	(105,099)
Carrier Global Corp.	531	02/16/24	USD	60.00	USD	3,051	(79,650)
Citizens Financial Group, Inc.	782	02/16/24	USD	30.99	USD	2,592	(227,698)
M&T Bank Corp.	164	02/16/24	USD	145.00	USD	2,248	(54,940)
Medtronic PLC	221	02/16/24	USD	85.00	USD	1,821	(25,194)
Microsoft Corp.	73	02/16/24	USD	400.00	USD	2,745	(39,603)
Otis Worldwide Corp.	105	02/16/24	USD	85.10	USD	939	(61,323)
Paychex, Inc.	384	02/16/24	USD	130.00	USD	4,574	(8,640)
Philip Morris International, Inc.	270	02/16/24	USD	95.00	USD	2,540	(61,425)
Republic Services, Inc.	84	02/16/24	USD	164.96	USD	1,385	(37,278)
Synchrony Financial	516	02/16/24	USD	35.60	USD	1,971	(177,661)
TE Connectivity Ltd.	160	02/16/24	USD	140.00	USD	2,248	(79,200)
TELUS Corp.	1,534	02/16/24	CAD	26.00	CAD	3,617	(6,946)
Baker Hughes Co., Class A	224	02/22/24	USD	32.30	USD	766	(61,073)
Baker Hughes Co., Class A	376	02/26/24	USD	36.10	USD	1,285	(30,762)
Baker Hughes Co., Class A	224	03/07/24	USD	32.30	USD	766	(65,494)
Medtronic PLC	148	03/15/24	USD	85.00	USD	1,219	(30,044)
Otis Worldwide Corp.	269	03/15/24	USD	90.00	USD	2,407	(83,390)
TELUS Corp.	602	03/15/24	CAD	26.00	CAD	1,420	(3,180)
TELUS Corp.	602	04/19/24	CAD	26.00	CAD	1,420	(5,906)

							$(6,547,083)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Citizens Financial Group, Inc.	Citibank N.A.	25,800	01/04/24	USD	28.31	USD	855	$(125,532)
Otis Worldwide Corp.	UBS AG	30,300	01/04/24	USD	85.49	USD	2,711	(126,155)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	90,000	01/04/24	TWD	576.08	TWD	52,955	(51,441)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	119,700	01/09/24	TWD	936.85	TWD	121,304	(210,705)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	7,500	01/09/24	DKK	703.28	DKK	5,248	(12,207)
Prudential PLC	Bank of America N.A.	152,100	01/09/24	GBP	9.14	GBP	1,346	(13,005)
Air Liquide SA	Morgan Stanley & Co. International PLC	40,100	01/10/24	EUR	168.61	EUR	7,072	(357,536)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	23,100	01/10/24	GBP	107.35	GBP	2,445	(27,724)
Citizens Financial Group, Inc.	Citibank N.A.	26,200	01/10/24	USD	29.03	USD	868	(109,061)
DBS Group Holdings Ltd.	UBS AG	110,800	01/10/24	SGD	33.42	SGD	3,698	(31,255)
LVMH Moet Hennessy Louis Vuitton SE	Morgan Stanley & Co. International PLC	8,200	01/10/24	EUR	731.07	EUR	6,035	(131,271)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	114,000	01/10/24	TWD	568.14	TWD	67,076	(95,802)
Taylor Wimpey PLC	UBS AG	535,500	01/10/24	GBP	1.21	GBP	786	(178,507)
Nestle SA, Registered Shares	UBS AG	26,700	01/11/24	CHF	100.25	CHF	2,603	(3,767)
EssilorLuxottica SA	Goldman Sachs International	12,500	01/12/24	EUR	177.75	EUR	2,274	(71,555)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	533,000	01/12/24	EUR	3.17	EUR	1,663	(11,186)
RELX PLC	Goldman Sachs International	44,900	01/12/24	EUR	35.81	EUR	1,611	(23,135)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	71,500	01/17/24	SGD	32.18	SGD	2,386	(75,090)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	77,000	01/17/24	TWD	927.62	TWD	78,032	(159,859)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	415,700	01/17/24	MXN	68.08	MXN	29,752	(100,851)

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Koninklijke KPN NV	UBS AG	394,550	01/18/24	EUR	3.19	EUR	1,231	$(10,676)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	7,500	01/18/24	DKK	703.28	DKK	5,248	(17,509)
RELX PLC	Goldman Sachs International	33,750	01/18/24	EUR	34.28	EUR	1,211	(65,178)
Sanofi SA	Morgan Stanley & Co. International PLC	29,000	01/18/24	EUR	87.55	EUR	2,610	(91,815)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	82,000	01/18/24	TWD	594.66	TWD	48,247	(21,691)
Taylor Wimpey PLC	UBS AG	535,500	01/18/24	GBP	1.23	GBP	786	(169,149)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	6,700	01/18/24	CHF	432.35	CHF	2,946	(79,358)
AstraZeneca PLC	Goldman Sachs International	60,200	01/23/24	GBP	103.39	GBP	6,371	(310,326)
BAE Systems PLC	UBS AG	121,700	01/23/24	GBP	10.62	GBP	1,351	(85,851)
Novo Nordisk A/S, Class B	Goldman Sachs International	6,600	01/23/24	DKK	711.62	DKK	4,619	(14,469)
Prudential PLC	UBS AG	83,200	01/23/24	GBP	8.74	GBP	736	(36,433)
RELX PLC	Goldman Sachs International	44,900	01/23/24	EUR	35.81	EUR	1,611	(31,977)
Sanofi SA	Morgan Stanley & Co. International PLC	35,100	01/23/24	EUR	89.72	EUR	3,160	(65,456)
Taylor Wimpey PLC	Bank of America N.A.	881,700	01/23/24	GBP	1.40	GBP	1,295	(99,922)
Wal-Mart de Mexico SAB de CV	JPMorgan Chase Bank N.A.	799,700	01/23/24	MXN	68.95	MXN	57,235	(174,601)
Koninklijke KPN NV	Goldman Sachs International	532,600	01/24/24	EUR	3.17	EUR	1,662	(18,250)
Koninklijke KPN NV	Goldman Sachs International	394,550	01/24/24	EUR	3.18	EUR	1,231	(13,311)
Prudential PLC	Goldman Sachs International	83,300	01/25/24	GBP	9.12	GBP	737	(17,568)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	56,900	01/30/24	CHF	101.82	CHF	5,547	(18,390)
Prudential PLC	Morgan Stanley & Co. International PLC	92,200	01/30/24	GBP	9.04	GBP	816	(26,860)
Taylor Wimpey PLC, Series L	UBS AG	81,200	01/30/24	GBP	1.32	GBP	119	(16,306)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	7,600	01/30/24	CHF	444.21	CHF	3,342	(32,249)
EssilorLuxottica SA	UBS AG	29,600	01/31/24	EUR	183.98	EUR	5,384	(88,937)
RELX PLC	Morgan Stanley & Co. International PLC	52,000	02/01/24	EUR	36.80	EUR	1,866	(22,850)
Shell PLC	Bank of America N.A.	105,100	02/01/24	EUR	30.26	EUR	3,133	(53,843)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	415,600	02/01/24	MXN	68.03	MXN	29,744	(117,632)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	198,000	02/05/24	TWD	585.66	TWD	116,500	(106,966)
BAE Systems PLC	UBS AG	172,400	02/06/24	GBP	10.80	GBP	1,915	(103,623)
Prudential PLC	Goldman Sachs International	68,500	02/07/24	GBP	8.84	GBP	606	(31,808)
RELX PLC	Morgan Stanley & Co. International PLC	43,900	02/07/24	EUR	36.02	EUR	1,576	(38,026)
Shell PLC	Morgan Stanley & Co. International PLC	62,000	02/07/24	EUR	30.46	EUR	1,848	(32,745)
Taylor Wimpey PLC	Goldman Sachs International	766,000	02/08/24	GBP	1.40	GBP	1,125	(89,856)
BAE Systems PLC	Goldman Sachs International	172,400	02/13/24	GBP	10.88	GBP	1,915	(100,160)
Novo Nordisk A/S, Class B	Goldman Sachs International	31,800	02/13/24	DKK	720.40	DKK	22,253	(103,318)
Taylor Wimpey PLC	Goldman Sachs International	476,300	02/14/24	GBP	1.47	GBP	699	(31,746)
Citizens Financial Group, Inc.	Citibank N.A.	26,200	02/27/24	USD	33.33	USD	868	(44,869)

								$(4,299,368)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,243,098	$(5,410,478)	$(10,846,451)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$10,846,451	$—	$—	$—	$10,846,451

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(7,590,517)	$—	$—	$—	$(7,590,517)
Options written	—	—	4,801,919	—	—	—	4,801,919

	$—	$—	$(2,788,598)	$—	$—	$—	$(2,788,598)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(7,553,097)	$—	$—	$—	$(7,553,097)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$	— (a)
Average value of option contracts written		$7,695,249

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$10,846,451

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,846,451

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,547,083)

Total derivative assets and liabilities subject to an MNA	$—	$4,299,368

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Bank of America N.A.	$166,770	$—	$(166,770)	$—	$—
Citibank N.A.	497,945	—	(497,945)	—	—
Goldman Sachs International	944,348	—	(414,348)	(530,000)	—
JPMorgan Chase Bank N.A.	663,759	—	(663,759)	—	—
Morgan Stanley & Co. International PLC	1,175,887	—	(1,175,887)	—	—
UBS AG	850,659	—	(850,659)	—	—

	$4,299,368	$—	$(3,769,368)	$(530,000)	$—

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$14,592,747	$—	$—	$14,592,747
Denmark	—	15,794,217	—	15,794,217
France	—	69,387,673	—	69,387,673
India	—	—	284,447	284,447
Indonesia	—	8,333,569	—	8,333,569
Ireland	29,837,186	—	—	29,837,186
Mexico	15,276,669	—	—	15,276,669
Netherlands	—	30,186,812	—	30,186,812
Singapore	—	10,246,220	—	10,246,220
Switzerland	10,815,268	38,715,547	—	49,530,815
Taiwan	—	36,379,068	—	36,379,068
United Kingdom	14,783,641	67,109,107	—	81,892,748
United States	372,094,479	—	—	372,094,479
Short-Term Securities
Money Market Funds	2,668,223	—	—	2,668,223

	$460,068,213	$276,152,213	$284,447	$736,504,873

Derivative Financial Instruments (a)
Liabilities
Equity Contracts	$(5,098,520)	$(5,747,931)	$—	$(10,846,451)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.5%
B3 SA - Brasil Bolsa Balcao	3,072,226	$9,192,006

Canada — 4.5%
Canadian National Railway Co.	129,475	16,274,149
TELUS Corp.	661,770	11,776,564

		28,050,713

China — 1.1%
Yum China Holdings, Inc. (a)	159,098	6,750,528

Denmark — 3.7%
Novo Nordisk A/S, Class B	223,426	23,153,894

France — 10.7%
Air Liquide SA	97,316	18,946,980
EssilorLuxottica SA	65,768	13,206,130
LVMH Moet Hennessy Louis Vuitton SE	19,763	16,058,166
Sanofi SA	186,010	18,484,330

		66,695,606

Germany — 4.4%
MTU Aero Engines AG, Class N	59,338	12,784,112
Symrise AG, Class A	130,733	14,366,970

		27,151,082

India — 2.6%
AceVector Limited, Series I, (Acquired 01/25/22, Cost: $3,948,600) (b)(c)(d)	848,000	425,866
HDFC Bank Ltd.	782,464	16,021,748

		16,447,614

Indonesia — 1.6%
Bank Rakyat Indonesia Persero Tbk PT	26,413,700	9,817,118

Italy — 3.0%
FinecoBank Banca Fineco SpA	1,247,909	18,773,747

Japan — 7.7%
KDDI Corp.	321,100	10,184,811
Keyence Corp.	47,600	20,913,358
Sony Group Corp.	177,900	16,835,183

		47,933,352

Mexico — 2.9%
Wal-Mart de Mexico SAB de CV	4,298,658	18,117,599

Netherlands — 12.1%
ASML Holding NV	26,026	19,646,702
Heineken NV	183,267	18,619,833
Koninklijke KPN NV	5,283,115	18,201,008
Shell PLC	567,699	18,679,156

		75,146,699

Singapore — 4.2%
DBS Group Holdings Ltd.	477,400	12,072,882
United Overseas Bank Ltd.	653,100	14,095,986

		26,168,868

Sweden — 5.9%
Assa Abloy AB, Class B	599,526	17,277,842
Atlas Copco AB, A Shares	1,108,482	19,100,375

		36,378,217

Security	Shares	Value

Switzerland — 4.6%
Nestle SA, Registered Shares	129,067	$14,961,428
Zurich Insurance Group AG, Class N	25,565	13,366,069

		28,327,497

Taiwan — 7.2%
MediaTek, Inc.	513,000	16,939,210
Taiwan Semiconductor Manufacturing Co. Ltd.	1,468,000	28,143,818

		45,083,028

United Kingdom — 13.6%
AstraZeneca PLC	132,185	17,830,414
BAE Systems PLC	891,229	12,615,337
Prudential PLC	1,363,945	15,388,963
RELX PLC	571,799	22,655,497
Smith & Nephew PLC	492,926	6,771,357
Taylor Wimpey PLC, Series L	5,105,774	9,557,577

		84,819,145

United States (a) — 9.1%
Baker Hughes Co., Class A (e)	628,896	21,495,665
Freeport-McMoRan, Inc.	145,401	6,189,721
Otis Worldwide Corp. (e)	142,255	12,727,555
Visa, Inc., Class A (e)	62,660	16,313,531

		56,726,472

Total Long-Term Investments — 100.4% (Cost: $516,484,782)		624,733,185

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (f)(g)	8,260,103	8,260,103

Total Short-Term Securities — 1.3% (Cost: $8,260,103)		8,260,103

Total Investments Before Options Written — 101.7% (Cost: $524,744,885)		632,993,288

Options Written — (1.7)% (Premiums Received: $(6,047,973))		(10,496,177)

Total Investments, Net of Options Written — 100.0% (Cost: $518,696,912)		622,497,111
Liabilities in Excess of Other Assets — 0.0%		(15,261)

Net Assets — 100.0%		$622,481,850

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $425,866, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,622,321	$2,637,782	(a)	$—	$—	$—	$8,260,103	8,260,103	$518,836	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Freeport-McMoRan, Inc.	370	01/05/24	USD	38.00	USD	1,575	$(170,200)
Visa, Inc., Class A	37	01/12/24	USD	260.00	USD	963	(12,302)
Baker Hughes Co., Class A	268	01/19/24	USD	36.00	USD	916	(6,030)
Canadian National Railway Co.	241	01/19/24	CAD	155.00	CAD	4,014	(221,439)
Otis Worldwide Corp.	100	01/19/24	USD	83.25	USD	895	(69,001)
Visa, Inc., Class A	50	01/19/24	USD	255.00	USD	1,302	(39,000)
Yum China Holdings, Inc.	358	01/19/24	USD	47.50	USD	1,519	(3,580)
Baker Hughes Co., Class A	381	01/25/24	USD	32.30	USD	1,302	(88,085)
Visa, Inc., Class A	223	01/26/24	USD	260.00	USD	5,806	(131,570)
Visa, Inc., Class A	34	02/02/24	USD	260.68	USD	885	(21,826)
Baker Hughes Co., Class A	395	02/12/24	USD	34.75	USD	1,350	(43,299)
Canadian National Railway Co.	341	02/16/24	CAD	160.00	CAD	5,679	(234,831)
Freeport-McMoRan, Inc.	370	02/16/24	USD	39.00	USD	1,575	(164,650)
Otis Worldwide Corp.	437	02/16/24	USD	85.10	USD	3,910	(255,221)
TELUS Corp.	346	02/16/24	CAD	26.00	CAD	816	(1,567)
Baker Hughes Co., Class A	381	02/22/24	USD	32.30	USD	1,302	(103,879)
Baker Hughes Co., Class A	394	02/26/24	USD	36.10	USD	1,347	(32,235)
Baker Hughes Co., Class A	381	03/07/24	USD	32.30	USD	1,302	(111,399)
Otis Worldwide Corp.	103	03/15/24	USD	90.00	USD	922	(31,930)
TELUS Corp.	985	03/15/24	CAD	26.00	CAD	2,323	(5,204)
TELUS Corp.	985	04/19/24	CAD	26.00	CAD	2,323	(9,664)

							$(1,756,912)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	96,000	01/04/24	TWD	576.08	TWD	56,485	$(54,871)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	57,900	01/09/24	TWD	936.85	TWD	58,676	(101,921)
MTU Aero Engines AG, Class N	Bank of America N.A.	6,900	01/09/24	EUR	187.87	EUR	1,347	(58,421)
Prudential PLC	Bank of America N.A.	183,300	01/09/24	GBP	9.14	GBP	1,622	(15,673)
Sony Group Corp.	Societe Generale	37,400	01/09/24	JPY	13,611.90	JPY	499,037	(41,163)
Symrise AG, Class A	Bank of America N.A.	36,100	01/09/24	EUR	97.33	EUR	3,594	(108,824)
Air Liquide SA	Morgan Stanley & Co. International PLC	57,800	01/10/24	EUR	168.61	EUR	10,194	(515,351)
ASML Holding NV	Morgan Stanley & Co. International PLC	4,500	01/10/24	EUR	630.76	EUR	3,077	(261,902)
DBS Group Holdings Ltd.	UBS AG	95,400	01/10/24	SGD	33.42	SGD	3,184	(26,911)
FinecoBank Banca Fineco SpA	Morgan Stanley & Co. International PLC	210,400	01/10/24	EUR	12.13	EUR	2,867	(342,762)
Heineken NV	Goldman Sachs International	34,300	01/10/24	EUR	87.82	EUR	3,157	(164,427)
Keyence Corp.	Societe Generale	8,300	01/10/24	JPY	62,553.70	JPY	514,179	(64,191)
LVMH Moet Hennessy Louis Vuitton SE	Morgan Stanley & Co. International PLC	7,000	01/10/24	EUR	731.07	EUR	5,152	(112,060)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	172,000	01/10/24	TWD	568.14	TWD	101,202	(144,544)
Taylor Wimpey PLC, Series L	UBS AG	1,290,000	01/10/24	GBP	1.32	GBP	1,894	(249,226)
Atlas Copco AB, A Shares	Goldman Sachs International	68,800	01/11/24	SEK	159.29	SEK	11,957	(99,868)

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Nestle SA, Registered Shares	UBS AG	35,050	01/11/24	CHF	100.25	CHF	3,417	$(4,945)
Shell PLC	Goldman Sachs International	64,600	01/11/24	EUR	30.62	EUR	1,925	(6,438)
Assa Abloy AB, Class B	Goldman Sachs International	170,000	01/12/24	SEK	272.41	SEK	49,414	(320,530)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	534,000	01/12/24	EUR	3.17	EUR	1,666	(11,207)
RELX PLC	Goldman Sachs International	69,000	01/12/24	EUR	35.81	EUR	2,476	(35,553)
Atlas Copco AB, A Shares	Bank of America N.A.	202,000	01/17/24	SEK	163.50	SEK	35,106	(218,692)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	119,400	01/17/24	SGD	32.18	SGD	3,985	(125,395)
KDDI Corp.	BNP Paribas SA	88,300	01/17/24	JPY	4,666.97	JPY	394,905	(13,135)
MediaTek, Inc.	JPMorgan Chase Bank N.A.	171,000	01/17/24	TWD	927.62	TWD	173,291	(355,011)
MTU Aero Engines AG, Class N	Bank of America N.A.	23,700	01/17/24	EUR	188.90	EUR	4,625	(202,863)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	156,600	01/17/24	SGD	27.46	SGD	4,461	(142,313)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	734,000	01/17/24	MXN	68.08	MXN	52,532	(178,072)
FinecoBank Banca Fineco SpA	Morgan Stanley & Co. International PLC	210,400	01/18/24	EUR	12.70	EUR	2,867	(225,714)
Koninklijke KPN NV	UBS AG	468,550	01/18/24	EUR	3.19	EUR	1,462	(12,678)
Sanofi SA	Morgan Stanley & Co. International PLC	3,400	01/18/24	EUR	87.55	EUR	306	(10,764)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	198,000	01/18/24	TWD	594.66	TWD	116,500	(52,375)
Taylor Wimpey PLC, Series L	UBS AG	1,290,000	01/18/24	GBP	1.32	GBP	1,894	(252,910)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	5,300	01/18/24	CHF	432.35	CHF	2,331	(62,776)
Assa Abloy AB, Class B	UBS AG	170,000	01/23/24	SEK	272.46	SEK	49,414	(342,265)
AstraZeneca PLC	Goldman Sachs International	72,800	01/23/24	GBP	103.39	GBP	7,704	(375,278)
BAE Systems PLC	UBS AG	52,400	01/23/24	GBP	10.62	GBP	582	(36,965)
FinecoBank Banca Fineco SpA	Goldman Sachs International	158,900	01/23/24	EUR	12.88	EUR	2,165	(148,972)
Keyence Corp.	Citibank N.A.	13,100	01/23/24	JPY	64,933.75	JPY	811,535	(83,098)
Novo Nordisk A/S, Class B	Goldman Sachs International	78,200	01/23/24	DKK	711.62	DKK	54,724	(171,439)
Prudential PLC	UBS AG	90,300	01/23/24	GBP	8.74	GBP	799	(39,542)
RELX PLC	Goldman Sachs International	69,000	01/23/24	EUR	35.81	EUR	2,476	(49,141)
Sanofi SA	Morgan Stanley & Co. International PLC	61,800	01/23/24	EUR	89.72	EUR	5,563	(115,248)
Smith & Nephew PLC	Goldman Sachs International	126,400	01/23/24	GBP	10.56	GBP	1,362	(63,009)
Sony Group Corp.	Bank of America N.A.	42,700	01/23/24	JPY	12,954.17	JPY	569,756	(200,286)
Symrise AG, Class A	Bank of America N.A.	30,200	01/23/24	EUR	105.31	EUR	3,006	(11,530)
Wal-Mart de Mexico SAB de CV	JPMorgan Chase Bank N.A.	466,300	01/23/24	MXN	68.95	MXN	33,373	(101,809)
Koninklijke KPN NV	Goldman Sachs International	533,400	01/24/24	EUR	3.17	EUR	1,665	(18,278)
Koninklijke KPN NV	Goldman Sachs International	468,550	01/24/24	EUR	3.18	EUR	1,462	(15,807)
United Overseas Bank Ltd.	UBS AG	63,000	01/24/24	SGD	27.74	SGD	1,795	(47,617)
ASML Holding NV	Bank of America N.A.	9,000	01/25/24	EUR	650.68	EUR	6,154	(394,599)
Prudential PLC	Goldman Sachs International	90,400	01/25/24	GBP	9.12	GBP	800	(19,066)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	23,000	01/30/24	CHF	101.82	CHF	2,242	(7,433)
Prudential PLC	Morgan Stanley & Co. International PLC	95,600	01/30/24	GBP	9.04	GBP	846	(27,850)
Taylor Wimpey PLC, Series L	UBS AG	1,290,000	01/30/24	GBP	1.32	GBP	1,894	(259,043)
Zurich Insurance Group AG, Class N	Morgan Stanley & Co. International PLC	6,300	01/30/24	CHF	444.21	CHF	2,770	(26,733)
EssilorLuxottica SA	UBS AG	29,600	01/31/24	EUR	183.98	EUR	5,384	(88,937)
B3 SA - Brasil Bolsa Balcao	Citibank N.A.	768,100	02/01/24	BRL	13.96	BRL	11,163	(151,254)
KDDI Corp.	BNP Paribas SA	88,300	02/01/24	JPY	4,703.22	JPY	394,905	(19,408)
RELX PLC	Morgan Stanley & Co. International PLC	29,400	02/01/24	EUR	36.80	EUR	1,055	(12,919)
Shell PLC	Bank of America N.A.	82,500	02/01/24	EUR	30.26	EUR	2,459	(42,265)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	734,100	02/01/24	MXN	68.03	MXN	52,540	(207,781)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	48,000	02/05/24	TWD	585.65	TWD	28,242	(25,931)
BAE Systems PLC	UBS AG	246,300	02/06/24	GBP	10.80	GBP	2,735	(148,041)
Koninklijke KPN NV	Morgan Stanley & Co. International PLC	372,900	02/06/24	EUR	3.20	EUR	1,164	(15,470)
Smith & Nephew PLC	Morgan Stanley & Co. International PLC	95,400	02/06/24	GBP	10.97	GBP	1,028	(33,417)
United Overseas Bank Ltd.	Citibank N.A.	74,200	02/06/24	SGD	28.52	SGD	2,114	(30,727)
B3 SA - Brasil Bolsa Balcao	Citibank N.A.	768,100	02/07/24	BRL	13.69	BRL	11,163	(190,988)
Prudential PLC	Goldman Sachs International	154,100	02/07/24	GBP	8.84	GBP	1,364	(71,557)
RELX PLC	Morgan Stanley & Co. International PLC	90,000	02/07/24	EUR	36.02	EUR	3,230	(77,957)
Shell PLC	Morgan Stanley & Co. International PLC	51,600	02/07/24	EUR	30.46	EUR	1,538	(27,252)
Atlas Copco AB, A Shares	Bank of America N.A.	228,000	02/08/24	SEK	168.64	SEK	39,625	(190,187)
Heineken NV	Morgan Stanley & Co. International PLC	37,000	02/08/24	EUR	90.09	EUR	3,405	(148,691)
BAE Systems PLC	Goldman Sachs International	102,400	02/13/24	GBP	10.88	GBP	1,137	(59,492)
Yum China Holdings, Inc.	Morgan Stanley & Co. International PLC	35,700	02/26/24	USD	45.19	USD	1,515	(48,497)

								$(8,739,265)

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 823,460	$ (5,271,664)	$ (10,496,177)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$10,496,177	$—	$—	$—	$10,496,177

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(11,196,135)	$—	$—	$—	$(11,196,135)
Options written	—	—	13,525,844	—	—	—	13,525,844

	$—	$—	$2,329,709	$—	$—	$—	$2,329,709

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(5,754,650)	$—	$—	$—	$(5,754,650)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,703,347

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments Options	$—	$10,496,177

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,496,177

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,756,912)

Total derivative assets and liabilities subject to an MNA	$—	$8,739,265

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Enhanced International Dividend Trust (BGY)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)

Bank of America N.A.	$1,443,340	$—	$(1,443,340)	$—	$—
BNP Paribas SA	32,543	—	—	—	32,543
Citibank N.A.	841,920	—	(841,920)	—	—
Goldman Sachs International	1,671,230	—	(1,671,230)	—	—
JPMorgan Chase Bank N.A.	949,874	—	(949,874)	—	—
Morgan Stanley & Co. International PLC	2,185,924	—	(2,185,924)	—	—
Societe Generale	105,354	—	—	—	105,354
UBS AG	1,509,080	—	(1,509,080)	—	—

	$8,739,265	$—	$(8,601,368)	$—	$137,897

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$—	$9,192,006	$—	$9,192,006
Canada	28,050,713	—	—	28,050,713
China	6,750,528	—	—	6,750,528
Denmark	—	23,153,894	—	23,153,894
France	—	66,695,606	—	66,695,606
Germany	—	27,151,082	—	27,151,082
India	—	16,021,748	425,866	16,447,614
Indonesia	—	9,817,118	—	9,817,118
Italy	—	18,773,747	—	18,773,747
Japan	—	47,933,352	—	47,933,352
Mexico	18,117,599	—	—	18,117,599
Netherlands	—	75,146,699	—	75,146,699
Singapore	—	26,168,868	—	26,168,868
Sweden	—	36,378,217	—	36,378,217
Switzerland	—	28,327,497	—	28,327,497
Taiwan	—	45,083,028	—	45,083,028
United Kingdom	12,615,337	72,203,808	—	84,819,145
United States	56,726,472	—	—	56,726,472
Short-Term Securities
Money Market Funds	8,260,103	—	—	8,260,103

	$130,520,752	$502,046,670	$425,866	$632,993,288

Derivative Financial Instruments (a)
Liabilities

Equity Contracts	$(1,031,967)	$(9,464,210)	$—	$(10,496,177)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 37.6%
4D Molecular Therapeutics, Inc. (a)	95,330	$1,931,386
Abbisko Cayman Ltd.	10,378,250	4,844,022
AbbVie, Inc.	149,565	23,178,088
AC Immune SA (a)	752,390	3,761,950
Alkermes PLC (a)	183,485	5,089,874
Allakos, Inc. (a)	136,405	372,386
Alnylam Pharmaceuticals, Inc. (a)(b)	102,967	19,708,913
Amgen, Inc. (b)(c)	132,690	38,217,374
Annexon, Inc. (a)	237,835	1,079,771
Antengene Corp. Ltd. (a)	5,019,274	1,285,592
Apellis Pharmaceuticals, Inc. (a)(d)	51,390	3,076,205
Arcturus Therapeutics Holdings, Inc. (a)	103,675	3,268,873
Arcus Biosciences, Inc. (a)	169,790	3,242,989
Argenx SE, ADR (a)	69,867	26,579,503
Arrowhead Pharmaceuticals, Inc. (a)	81,025	2,479,365
Autolus Therapeutics PLC, ADR (a)	462,111	2,975,995
BeiGene Ltd., ADR (a)	68,555	12,364,580
Bicycle Therapeutics PLC, ADR (a)(d)	278,270	5,031,122
Biogen, Inc. (a)	99,215	25,673,866
Biohaven Ltd. (a)	99,155	4,243,834
BioMarin Pharmaceutical, Inc. (a)(c)	420,758	40,569,486
Biomea Fusion, Inc. (a)	146,215	2,123,042
Black Diamond Therapeutics, Inc. (a)(d)	833,550	2,342,276
Blueprint Medicines Corp. (a)	322,440	29,741,866
Bridgebio Pharma, Inc. (a)	66,595	2,688,440
Cabaletta Bio, Inc. (a)	506,395	11,495,166
Cerevel Therapeutics Holdings, Inc. (a)	221,156	9,377,014
Connect Biopharma Holdings Ltd., ADR (a)	1,040,067	1,227,279
CureVac NV (a)(d)	320,123	1,347,718
Everest Medicines Ltd.	3,113,667	8,343,091
Exact Sciences Corp. (a)	83,290	6,161,794
Exelixis, Inc. (a)	599,320	14,377,687
Galapagos NV, ADR (a)	74,410	3,024,767
Genmab A/S (a)	34,827	11,104,694
Genmab A/S, ADR (a)(d)	114,086	3,632,498
Gilead Sciences, Inc.	168,195	13,625,477
Halozyme Therapeutics, Inc. (a)	158,300	5,850,768
Immuneering Corp., Class A (a)	335,561	2,466,373
Immunocore Holdings PLC, ADR (a)	59,868	4,090,182
Immunocore Holdings PLC, Series C, ADR (a)	321,900	21,992,208
ImmunoGen, Inc. (a)	207,169	6,142,561
Incyte Corp. (a)	227,420	14,279,702
Ionis Pharmaceuticals, Inc. (a)	405,860	20,532,457
Iovance Biotherapeutics, Inc. (a)	168,215	1,367,588
Karuna Therapeutics, Inc. (a)	21,350	6,757,489
Keros Therapeutics, Inc. (a)	124,317	4,942,844
Kinnate Biopharma, Inc. (a)	196,773	466,352
Legend Biotech Corp., ADR (a)(d)	316,032	19,015,645
LianBio, Series A, ADR (a)	615,188	2,749,890
MacroGenics, Inc. (a)	190,555	1,833,139
Merus NV (a)(d)	411,972	11,329,230
Mirati Therapeutics, Inc. (a)	180,175	10,585,281
Monte Rosa Therapeutics, Inc. (a)	266,168	1,503,849
MoonLake Immunotherapeutics, Class A (a)(d)	114,141	6,892,975
Morphic Holding, Inc. (a)	75,190	2,171,487
Neurocrine Biosciences, Inc. (a)	204,955	27,004,871
Neurogene, Inc.	372,050	7,210,329
Nuvalent, Inc., Class A (a)(d)	241,500	17,771,985
Prime Medicine, Inc. (a)(d)	412,139	3,651,552
Protagonist Therapeutics, Inc. (a)	421,725	9,670,154

Security	Shares	Value

Biotechnology (continued)
PTC Therapeutics, Inc. (a)	225,815	$6,223,461
REVOLUTION Medicines, Inc. (a)	181,447	5,203,900
Rhythm Pharmaceuticals, Inc. (a)(d)	580,575	26,689,033
Rocket Pharmaceuticals, Inc. (a)	252,097	7,555,347
Roivant Sciences Ltd. (a)	607,105	6,817,789
Sarepta Therapeutics, Inc. (a)(b)	237,759	22,927,100
Tenaya Therapeutics, Inc. (a)	165,729	536,962
TScan Therapeutics, Inc. (a)	1,045,767	6,096,822
Twist Bioscience Corp. (a)	130,265	4,801,568
Ultragenyx Pharmaceutical, Inc. (a)	118,142	5,649,550
United Therapeutics Corp. (a)(b)	55,704	12,248,753
Vaxcyte, Inc. (a)	277,670	17,437,676
Vertex Pharmaceuticals, Inc. (a)	25,510	10,379,764
Viking Therapeutics, Inc. (a)	235,245	4,377,909
Voyager Therapeutics, Inc. (a)(d)	164,865	1,391,461
Xenon Pharmaceuticals, Inc. (a)	420,084	19,349,069

		717,553,058

Electronic Equipment, Instruments & Components — 0.2%
908 Devices, Inc. (a)	274,084	3,075,222

Health Care Equipment & Supplies — 20.0%
Abbott Laboratories	127,770	14,063,644
Alcon, Inc.	174,349	13,620,144
Align Technology, Inc. (a)(c)	139,485	38,218,890
Becton Dickinson & Co.	84,050	20,493,911
Boston Scientific Corp. (a)	455,830	26,351,532
CONMED Corp.	98,215	10,755,525
ConvaTec Group PLC (e)	4,411,215	13,727,210
Cooper Cos., Inc.	99,160	37,526,110
Dexcom, Inc. (a)	76,385	9,478,615
Hologic, Inc. (a)(b)	194,620	13,905,599
Inspire Medical Systems, Inc. (a)(d)	89,190	18,143,922
Intuitive Surgical, Inc. (a)(b)	100,308	33,839,907
Masimo Corp. (a)(d)	145,470	17,050,539
Novocure Ltd. (a)	213,335	3,185,092
Nyxoah SA (a)	648,041	3,006,910
Orchestra BioMed Holdings, Inc. (a)	233,344	2,130,431
Penumbra, Inc. (a)(d)	59,993	15,090,639
Pulmonx Corp. (a)	335,566	4,278,467
Shockwave Medical, Inc. (a)	63,915	12,179,642
SI-BONE, Inc. (a)	204,910	4,301,061
STERIS PLC	158,575	34,862,714
Stryker Corp.	44,605	13,357,413
Tandem Diabetes Care, Inc. (a)	129,700	3,836,526
Zimmer Biomet Holdings, Inc.	154,445	18,795,956

		382,200,399

Health Care Providers & Services — 9.6%
Adicon Holdings Ltd., (Acquired 07/19/23, Cost: $17,840,000) (f)	10,696,226	17,862,430
Cencora, Inc. (b)(c)	193,355	39,711,250
Centene Corp. (a)(d)	179,980	13,356,316
Chemed Corp.	10,662	6,234,604
Elevance Health, Inc.	28,805	13,583,286
Encompass Health Corp. (b)	82,323	5,492,591
Guardant Health, Inc. (a)	196,470	5,314,513
Humana, Inc.	18,270	8,364,189
Kindstar Globalgene Technology, Inc. (a)(e)	4,092,500	880,502
McKesson Corp.	38,905	18,012,237
Molina Healthcare, Inc. (a)	70,995	25,651,203
UnitedHealth Group, Inc. (b)	52,210	27,486,999

		181,950,120

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.1%
Sophia Genetics SA (a)(d)	291,485	$1,372,894

Life Sciences Tools & Services — 14.7%
10X Genomics, Inc., Class A (a)	231,935	12,979,083
Avantor, Inc. (a)(b)(d)	664,444	15,169,257
Bio-Rad Laboratories, Inc., Class A (a)	20,190	6,519,149
Bio-Techne Corp.	415,455	32,056,508
Bruker Corp.	185,257	13,612,684
Charles River Laboratories International, Inc. (a)	102,105	24,137,622
Danaher Corp.	82,550	19,097,117
Gerresheimer AG	243,305	25,312,387
Lonza Group AG, Registered Shares	23,365	9,850,361
Mettler-Toledo International, Inc. (a)	15,590	18,910,046
QIAGEN NV (a)	663,980	28,836,652
Rapid Micro Biosystems, Inc., Class A (a)	549,778	406,836
Repligen Corp. (a)(d)	95,255	17,126,849
Waters Corp. (a)	90,145	29,678,438
West Pharmaceutical Services, Inc. (b)(c)	77,325	27,227,679

		280,920,668

Pharmaceuticals — 8.6%
Arvinas, Inc. (a)	232,960	9,588,634
Axsome Therapeutics, Inc. (a)	38,160	3,037,154
Catalent, Inc. (a)	347,125	15,596,326
Elanco Animal Health, Inc. (a)	1,234,695	18,396,956
Eli Lilly & Co. (b)	43,825	25,546,469
Merck & Co., Inc.	200,730	21,883,585
Novo Nordisk A/S, Class B	339,190	35,150,651
Nuvation Bio, Inc., Class A (a)	200,496	302,749
Sanofi SA, ADR	496,860	24,708,848
Structure Therapeutics, Inc., ADR (a)(d)	258,475	10,535,441

		164,746,813

Total Common Stocks — 90.8% (Cost: $1,647,249,899)		1,731,819,174

	Benefical Interest (000)

Other Interests

Biotechnology (f)(g)(h) — 0.2%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)	$183	2,458,061
Amunix Pharmaceuticals, Inc., (Acquired 02/08/22, Cost: $ —)	5,657	2,206,257

Total Other Interests — 0.2% (Cost: $ — )		4,664,318

	Shares

Preferred Securities

Preferred Stocks — 8.5%

Biotechnology (a)(g) — 3.2%
ABCURO, Series B	1,092,954	6,011,247
Bright Peak Therapeutics, Inc., Series B, (Acquired 05/14/21, Cost: $8,000,004) (f)	2,048,132	3,236,049
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998) (f)	2,430,833	8,070,365

Security	Shares	Value

Biotechnology (continued)
Genesis Therapeutics, Series B, (Acquired 08/10/23, Cost: $6,999,996) (f)	1,370,506	$7,003,286
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847) (f)	3,850,718	1,309,244
Kartos Therapeutics, Series C, (Acquired 08/22/23, Cost: $7,539,875) (f)	1,333,783	7,562,550
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156) (f)	482,077	13,498,156
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000) (f)	2,793,833	5,000,961
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996) (f)	1,394,189	4,252,276
OnKure, Inc., Series C, (Acquired 03/24/23, Cost: $7,022,595) (f)	2,541,380	5,540,208

		61,484,342

Health Care Equipment & Supplies (a)(f)(g) — 0.8%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	5,960,056
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	6,448,391
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078,042	1,745,555

		14,154,002

Health Care Providers & Services (a)(f)(g) — 1.0%
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	3,789,473
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $7,770,441)	815,851	7,508,099
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	7,820,757

		19,118,329

Health Care Technology — 0.8%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $17,100,000) (a)(f)(g)	1,694,781	14,931,020

Life Sciences Tools & Services — 0.9%
Sartorius AG	47,930	17,600,893

Pharmaceuticals (a)(f)(g) — 0.9%
Adarx Pharamaceuticals, Series C, (Acquired 08/02/23, Cost: $7,160,001)	860,577	7,168,607
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	8,377,870
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	2,054,780

		17,601,257

Semiconductors & Semiconductor Equipment — 0.9%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996) (a)(f)(g)	571,947	16,254,734

		161,144,577

Total Preferred Securities — 8.5% (Cost: $206,096,023)		161,144,577

Rights

Biotechnology — 0.0%
Korro Bio, Inc., CVR	231,775	3,152

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR (g)	98,636	$268,290

Total Rights — 0.0% (Cost: $100,609)		271,442

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50) (a)	63,808	478

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50) (a)	68,880	4,133

Total Warrants — 0.0% (Cost: $227,724)		4,611

Total Long-Term Investments — 99.5% (Cost: $1,853,674,255)		1,897,904,122

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (i)(j)	40,473,813	40,473,813
SL Liquidity Series, LLC, Money Market Series, 5.58% (i)(j)(k)	12,304,554	12,308,246

Total Short-Term Securities — 2.8% (Cost: $52,782,639)		52,782,059

Total Investments Before Options Written — 102.3% (Cost: $1,906,456,894)		1,950,686,181

Options Written — (1.7)% (Premiums Received: $(14,726,316))		(31,431,446)

Total Investments, Net of Options Written — 100.6% (Cost: $1,891,730,578)		1,919,254,735
Liabilities in Excess of Other Assets — (0.6)%		(11,883,803)

Net Assets — 100.0%		$1,907,370,932

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	All or a portion of this security is on loan.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $160,059,185, representing 8.4% of its net assets as of period end, and an original cost of $200,578,730.

(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$83,001,707	$—		$(42,527,894	) (a)	$—	$—	$40,473,813	40,473,813	$2,845,610		$—
DA32 Life Science Tech Acquisition Corp., Class A (b)	14,818,508	—		(15,444,684)		476,495	149,681	N/A	N/A	—		—
SL Liquidity Series, LLC, Money Market Series	1,828,050	10,470,673	(a)	—		10,301	(778)	12,308,246	12,304,554	458,690	(c)	—

						$486,796	$148,903	$52,782,059		$3,304,300		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	1,030,785,200	USD	7,206,933	Barclays Bank PLC	03/14/24	$182,850
JPY	7,025,754,800	USD	49,121,960	Morgan Stanley & Co. International PLC	03/14/24	1,246,245

						$1,429,095

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Amgen, Inc.	60	01/05/24	USD	275.00	USD	1,728	$(80,250)
Centene Corp.	78	01/05/24	USD	75.00	USD	579	(3,705)
Danaher Corp.	91	01/05/24	USD	230.00	USD	2,105	(30,940)
Dexcom, Inc.	265	01/05/24	USD	121.00	USD	3,288	(106,000)
Elevance Health, Inc.	92	01/05/24	USD	485.00	USD	4,338	(4,830)
McKesson Corp.	60	01/05/24	USD	470.00	USD	2,778	(9,600)
UnitedHealth Group, Inc.	56	01/05/24	USD	550.00	USD	2,948	(392)
Alcon, Inc.	797	01/09/24	USD	76.00	USD	6,226	(206,442)
AbbVie, Inc.	151	01/12/24	USD	146.00	USD	2,340	(143,827)
Biogen, Inc.	93	01/12/24	USD	245.00	USD	2,407	(134,385)
Centene Corp.	194	01/12/24	USD	75.00	USD	1,440	(21,340)
Eli Lilly & Co.	48	01/12/24	USD	615.00	USD	2,798	(12,144)
Gilead Sciences, Inc.	204	01/12/24	USD	80.00	USD	1,653	(38,046)
Humana, Inc.	29	01/12/24	USD	495.00	USD	1,328	(2,030)
Intuitive Surgical, Inc.	75	01/12/24	USD	320.00	USD	2,530	(157,500)
McKesson Corp.	4	01/12/24	USD	460.00	USD	185	(3,900)
Merck & Co., Inc.	321	01/12/24	USD	102.01	USD	3,500	(237,250)
10X Genomics, Inc., Class A	396	01/19/24	USD	45.00	USD	2,216	(457,380)
AbbVie, Inc.	151	01/19/24	USD	150.00	USD	2,340	(89,090)
Align Technology, Inc.	133	01/19/24	USD	240.00	USD	3,644	(501,410)
Alnylam Pharmaceuticals, Inc.	329	01/19/24	USD	200.00	USD	6,297	(133,245)
Amgen, Inc.	60	01/19/24	USD	285.00	USD	1,728	(44,700)
Apellis Pharmaceuticals, Inc.	164	01/19/24	USD	62.00	USD	982	(96,760)
Arcturus Therapeutics Holdings, Inc.	331	01/19/24	USD	30.00	USD	1,044	(96,817)
Argenx SE, ADR	71	01/19/24	USD	520.00	USD	2,701	(33,370)
Arrowhead Pharmaceuticals, Inc.	129	01/19/24	USD	30.00	USD	395	(24,833)
Avantor, Inc.	830	01/19/24	USD	19.75	USD	1,895	(345,748)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Becton Dickinson & Co.	78	01/19/24	USD	245.00	USD	1,902	$(28,080)
BeiGene Ltd., ADR	219	01/19/24	USD	200.00	USD	3,950	(61,867)
Biogen, Inc.	115	01/19/24	USD	245.00	USD	2,976	(191,475)
BioMarin Pharmaceutical, Inc.	586	01/19/24	USD	90.00	USD	5,650	(421,920)
Bio-Techne Corp.	517	01/19/24	USD	65.00	USD	3,989	(612,645)
Blueprint Medicines Corp.	540	01/19/24	USD	65.00	USD	4,981	(1,495,800)
Blueprint Medicines Corp.	491	01/19/24	USD	85.00	USD	4,529	(491,000)
Bridgebio Pharma, Inc.	213	01/19/24	USD	35.00	USD	860	(130,995)
Bruker Corp.	296	01/19/24	USD	70.00	USD	2,175	(146,520)
Cabaletta Bio, Inc.	960	01/19/24	USD	22.50	USD	2,179	(172,800)
Catalent, Inc.	277	01/19/24	USD	40.00	USD	1,245	(149,580)
Cencora, Inc.	148	01/19/24	USD	200.00	USD	3,040	(105,820)
Centene Corp.	109	01/19/24	USD	77.50	USD	809	(5,995)
Cerevel Therapeutics Holdings, Inc.	398	01/19/24	USD	25.00	USD	1,688	(698,490)
Charles River Laboratories International, Inc.	108	01/19/24	USD	230.00	USD	2,553	(111,780)
Chemed Corp.	29	01/19/24	USD	590.00	USD	1,696	(19,285)
CONMED Corp.	157	01/19/24	USD	115.00	USD	1,719	(20,410)
Cooper Cos., Inc.	159	01/19/24	USD	360.00	USD	6,017	(333,105)
Danaher Corp.	90	01/19/24	USD	230.00	USD	2,082	(58,500)
Dexcom, Inc.	265	01/19/24	USD	122.50	USD	3,288	(153,700)
Elanco Animal Health, Inc.	1,482	01/19/24	USD	12.00	USD	2,208	(448,305)
Encompass Health Corp.	83	01/19/24	USD	65.00	USD	554	(20,543)
Encompass Health Corp.	49	01/19/24	USD	68.80	USD	327	(2,442)
Exact Sciences Corp.	81	01/19/24	USD	80.00	USD	599	(13,973)
Exelixis, Inc.	959	01/19/24	USD	22.00	USD	2,301	(239,750)
Galapagos NV, ADR	119	01/19/24	USD	37.50	USD	484	(37,187)
Gilead Sciences, Inc.	407	01/19/24	USD	82.50	USD	3,297	(35,206)
Guardant Health, Inc.	467	01/19/24	USD	25.00	USD	1,263	(122,587)
Halozyme Therapeutics, Inc.	128	01/19/24	USD	43.50	USD	473	(8,506)
Hologic, Inc.	311	01/19/24	USD	75.00	USD	2,222	(10,108)
Humana, Inc.	29	01/19/24	USD	505.00	USD	1,328	(1,958)
Immunocore Holdings PLC, ADR	95	01/19/24	USD	50.00	USD	649	(176,700)
Incyte Corp.	411	01/19/24	USD	57.50	USD	2,581	(242,490)
Inspire Medical Systems, Inc.	155	01/19/24	USD	165.00	USD	3,153	(616,125)
Intuitive Surgical, Inc.	79	01/19/24	USD	340.00	USD	2,665	(69,125)
Ionis Pharmaceuticals, Inc.	750	01/19/24	USD	52.50	USD	3,794	(95,625)
Karuna Therapeutics, Inc.	31	01/19/24	USD	230.00	USD	981	(270,320)
Keros Therapeutics, Inc.	198	01/19/24	USD	40.00	USD	787	(63,360)
Keros Therapeutics, Inc.	199	01/19/24	USD	35.00	USD	791	(119,400)
Legend Biotech Corp., ADR	496	01/19/24	USD	75.00	USD	2,984	(9,920)
Masimo Corp.	295	01/19/24	USD	120.00	USD	3,458	(116,525)
Merck & Co., Inc.	160	01/19/24	USD	110.00	USD	1,744	(21,280)
Mettler-Toledo International, Inc.	49	01/19/24	USD	1,240.00	USD	5,944	(103,390)
Molina Healthcare, Inc.	113	01/19/24	USD	380.00	USD	4,083	(29,380)
MoonLake Immunotherapeutics, Class A	365	01/19/24	USD	80.00	USD	2,204	(68,437)
Neurocrine Biosciences, Inc.	320	01/19/24	USD	115.00	USD	4,216	(555,200)
Neurocrine Biosciences, Inc.	335	01/19/24	USD	125.00	USD	4,414	(284,750)
Nuvalent, Inc., Class A	386	01/19/24	USD	70.00	USD	2,841	(241,250)
Repligen Corp.	82	01/19/24	USD	160.00	USD	1,474	(174,660)
REVOLUTION Medicines, Inc.	286	01/19/24	USD	22.50	USD	820	(184,470)
Rhythm Pharmaceuticals, Inc.	1,206	01/19/24	USD	32.10	USD	5,544	(1,740,315)
Rocket Pharmaceuticals, Inc.	403	01/19/24	USD	25.00	USD	1,208	(207,545)
Sanofi SA, ADR	586	01/19/24	USD	47.60	USD	2,914	(168,712)
Seagen, Inc.	78	01/19/24	USD	215.00	USD	1,784	(109,980)
Shockwave Medical, Inc.	20	01/19/24	USD	185.00	USD	381	(21,300)
STERIS PLC	252	01/19/24	USD	219.50	USD	5,540	(138,934)
Structure Therapeutics, Inc., ADR	262	01/19/24	USD	70.00	USD	1,068	(6,550)
Stryker Corp.	69	01/19/24	USD	300.00	USD	2,066	(38,295)
Tandem Diabetes Care, Inc.	207	01/19/24	USD	32.50	USD	612	(15,525)
Twist Bioscience Corp.	208	01/19/24	USD	35.00	USD	767	(101,920)
Ultragenyx Pharmaceutical, Inc.	159	01/19/24	USD	40.00	USD	760	(124,815)
UnitedHealth Group, Inc.	56	01/19/24	USD	550.00	USD	2,948	(15,932)

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Vaxcyte, Inc.	325	01/19/24	USD	55.00	USD	2,041	$(284,375)
Vertex Pharmaceuticals, Inc.	67	01/19/24	USD	370.00	USD	2,726	(261,300)
Viking Therapeutics, Inc.	376	01/19/24	USD	14.00	USD	700	(182,360)
Waters Corp.	90	01/19/24	USD	320.00	USD	2,963	(134,100)
West Pharmaceutical Services, Inc.	348	01/19/24	USD	380.00	USD	12,254	(33,930)
Xenon Pharmaceuticals, Inc.	672	01/19/24	USD	45.00	USD	3,095	(285,600)
Zimmer Biomet Holdings, Inc.	247	01/19/24	USD	120.00	USD	3,006	(91,390)
Cencora, Inc.	80	01/25/24	USD	204.00	USD	1,643	(36,614)
Abbott Laboratories	204	01/26/24	USD	109.00	USD	2,245	(61,812)
Align Technology, Inc.	313	01/26/24	USD	280.00	USD	8,576	(342,735)
Amgen, Inc.	304	01/26/24	USD	285.00	USD	8,756	(258,400)
Biogen, Inc.	109	01/26/24	USD	265.00	USD	2,821	(54,500)
Danaher Corp.	83	01/26/24	USD	235.00	USD	1,920	(39,840)
Intuitive Surgical, Inc.	166	01/26/24	USD	330.00	USD	5,600	(307,930)
Merck & Co., Inc.	161	01/26/24	USD	107.00	USD	1,755	(56,350)
Vertex Pharmaceuticals, Inc.	14	01/26/24	USD	405.00	USD	570	(17,360)
Bio-Techne Corp.	812	01/31/24	USD	77.00	USD	6,265	(596,475)
McKesson Corp.	60	02/09/24	USD	475.00	USD	2,778	(64,500)
10X Genomics, Inc., Class A	188	02/16/24	USD	50.00	USD	1,052	(141,000)
10X Genomics, Inc., Class A	158	02/16/24	USD	55.00	USD	884	(75,840)
Abbott Laboratories	204	02/16/24	USD	110.00	USD	2,245	(67,320)
AbbVie, Inc.	170	02/16/24	USD	160.00	USD	2,634	(37,485)
Argenx SE, ADR	54	02/16/24	USD	500.00	USD	2,054	(27,000)
Arrowhead Pharmaceuticals, Inc.	130	02/16/24	USD	35.00	USD	398	(15,925)
Avantor, Inc.	457	02/16/24	USD	21.00	USD	1,043	(110,822)
Becton Dickinson & Co.	190	02/16/24	USD	240.00	USD	4,633	(196,650)
Biohaven Ltd.	317	02/16/24	USD	40.00	USD	1,357	(163,255)
BioMarin Pharmaceutical, Inc.	760	02/16/24	USD	100.00	USD	7,328	(207,100)
Bio-Rad Laboratories, Inc., Class A	64	02/16/24	USD	350.00	USD	2,066	(48,640)
Boston Scientific Corp.	1,458	02/16/24	USD	57.50	USD	8,429	(335,340)
Cabaletta Bio, Inc.	660	02/16/24	USD	30.00	USD	1,498	(46,200)
Cencora, Inc.	275	02/16/24	USD	204.00	USD	5,648	(183,369)
Centene Corp.	194	02/16/24	USD	77.50	USD	1,440	(31,040)
Charles River Laboratories International, Inc.	109	02/16/24	USD	240.00	USD	2,577	(100,825)
CONMED Corp.	157	02/16/24	USD	120.00	USD	1,719	(20,018)
Cooper Cos., Inc.	158	02/16/24	USD	350.00	USD	5,979	(533,250)
Elanco Animal Health, Inc.	1,481	02/16/24	USD	13.00	USD	2,207	(333,225)
Eli Lilly & Co.	92	02/16/24	USD	620.00	USD	5,363	(147,660)
Encompass Health Corp.	131	02/16/24	USD	68.80	USD	874	(18,935)
Exact Sciences Corp.	185	02/16/24	USD	75.00	USD	1,369	(94,350)
Exelixis, Inc.	958	02/16/24	USD	23.00	USD	2,298	(210,760)
Galapagos NV, ADR	119	02/16/24	USD	42.50	USD	484	(10,710)
Gilead Sciences, Inc.	204	02/16/24	USD	77.50	USD	1,653	(110,670)
Halozyme Therapeutics, Inc.	378	02/16/24	USD	45.00	USD	1,397	(9,450)
Hologic, Inc.	311	02/16/24	USD	75.00	USD	2,222	(36,542)
Immunocore Holdings PLC, ADR	96	02/16/24	USD	65.00	USD	656	(63,360)
Inspire Medical Systems, Inc.	130	02/16/24	USD	175.00	USD	2,645	(456,950)
Ionis Pharmaceuticals, Inc.	548	02/16/24	USD	55.00	USD	2,772	(80,830)
Karuna Therapeutics, Inc.	35	02/16/24	USD	240.00	USD	1,108	(275,275)
Legend Biotech Corp., ADR	515	02/16/24	USD	70.00	USD	3,099	(77,250)
Molina Healthcare, Inc.	114	02/16/24	USD	400.00	USD	4,119	(49,020)
Nuvalent, Inc., Class A	386	02/16/24	USD	80.00	USD	2,841	(133,170)
Penumbra, Inc.	191	02/16/24	USD	260.00	USD	4,804	(207,235)
PTC Therapeutics, Inc.	722	02/16/24	USD	31.00	USD	1,990	(149,815)
Repligen Corp.	222	02/16/24	USD	185.00	USD	3,992	(179,820)
REVOLUTION Medicines, Inc.	294	02/16/24	USD	28.00	USD	843	(80,850)
Rhythm Pharmaceuticals, Inc.	651	02/16/24	USD	40.41	USD	2,993	(479,126)
Rocket Pharmaceuticals, Inc.	403	02/16/24	USD	27.12	USD	1,208	(165,105)
Sanofi SA, ADR	1,003	02/16/24	USD	49.00	USD	4,988	(226,614)
Shockwave Medical, Inc.	184	02/16/24	USD	184.95	USD	3,506	(335,382)
STERIS PLC	255	02/16/24	USD	202.97	USD	5,606	(521,776)
Structure Therapeutics, Inc., ADR	262	02/16/24	USD	85.00	USD	1,068	(19,650)

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Stryker Corp.	73	02/16/24	USD	310.00	USD	2,186	$(50,370)
Tandem Diabetes Care, Inc.	208	02/16/24	USD	32.50	USD	615	(35,880)
Twist Bioscience Corp.	208	02/16/24	USD	35.00	USD	767	(130,000)
Ultragenyx Pharmaceutical, Inc.	219	02/16/24	USD	45.00	USD	1,047	(97,455)
United Therapeutics Corp.	94	02/16/24	USD	260.00	USD	2,067	(3,995)
Vaxcyte, Inc.	564	02/16/24	USD	60.00	USD	3,542	(301,740)
Viking Therapeutics, Inc.	376	02/16/24	USD	18.00	USD	700	(99,640)
Xenon Pharmaceuticals, Inc.	672	02/16/24	USD	47.50	USD	3,095	(233,520)
Bruker Corp.	296	03/15/24	USD	72.50	USD	2,175	(143,560)
Incyte Corp.	316	03/15/24	USD	65.00	USD	1,984	(84,530)

							$(26,603,366)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
QIAGEN NV	Morgan Stanley & Co. International PLC	106,200	01/04/24	USD	39.91	USD	4,612	$(381,140)
United Therapeutics Corp.	BNP Paribas SA	8,400	01/04/24	USD	235.69	USD	1,847	(487)
Waters Corp.	Morgan Stanley & Co. International PLC	19,800	01/04/24	USD	273.35	USD	6,519	(1,111,401)
Elanco Animal Health, Inc.	Goldman Sachs International	98,800	01/08/24	USD	9.64	USD	1,472	(521,540)
Gerresheimer AG	Morgan Stanley & Co. International PLC	14,900	01/09/24	EUR	97.55	EUR	1,404	(15,936)
Masimo Corp.	BNP Paribas SA	17,000	01/09/24	USD	86.94	USD	1,993	(517,067)
Novo Nordisk A/S, Class B	Goldman Sachs International	19,700	01/09/24	DKK	736.76	DKK	13,786	(6,431)
ConvaTec Group PLC	Morgan Stanley & Co. International PLC	510,000	01/10/24	GBP	2.17	GBP	1,245	(178,081)
Zimmer Biomet Holdings, Inc.	Barclays Bank PLC	24,700	01/10/24	USD	117.91	USD	3,006	(114,276)
ConvaTec Group PLC	UBS AG	411,500	01/17/24	GBP	2.30	GBP	1,005	(79,270)
Gerresheimer AG	Morgan Stanley & Co. International PLC	28,000	01/17/24	EUR	99.47	EUR	2,639	(31,259)
Genmab A/S	Morgan Stanley & Co. International PLC	9,200	01/18/24	DKK	2,308.53	DKK	19,809	(11,257)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	19,600	01/18/24	DKK	703.28	DKK	13,716	(45,757)
ConvaTec Group PLC	UBS AG	490,000	01/23/24	GBP	2.30	GBP	1,196	(98,652)
Genmab A/S	Morgan Stanley & Co. International PLC	1,900	01/23/24	DKK	2,284.88	DKK	4,091	(5,012)
Gerresheimer AG	UBS AG	20,000	01/23/24	EUR	88.70	EUR	1,885	(160,745)
QIAGEN NV	Morgan Stanley & Co. International PLC	106,200	01/23/24	USD	40.29	USD	4,612	(388,600)
Cencora, Inc.	Citibank N.A.	11,500	01/31/24	USD	201.54	USD	2,362	(79,546)
Gerresheimer AG	UBS AG	14,900	02/01/24	EUR	88.60	EUR	1,404	(130,320)
Sartorius AG	Bank of America N.A.	15,300	02/01/24	EUR	306.80	EUR	5,089	(607,225)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	69,200	02/06/24	DKK	735.42	DKK	48,425	(141,574)
Genmab A/S	Citibank N.A.	36,500	02/26/24	USD	32.28	USD	1,162	(66,022)
Lonza Group AG, Registered Shares	Goldman Sachs International	7,400	02/27/24	CHF	359.38	CHF	2,624	(136,482)

								$(4,828,080)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,395,662	$(19,100,792)	$(31,431,446)

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,429,095	$—	$—	$1,429,095

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$31,431,446	$—	$—	$—	$31,431,446

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(57,158)	$—	$—	$(57,158)
Options purchased (a)	—	—	(2,939,621)	—	—	—	(2,939,621)
Options written	—	—	24,415,306	—	—	—	24,415,306

	$—	$—	$21,475,685	$(57,158)	$—	$—	$21,418,527

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(3,535,460)	$—	$—	$(3,535,460)
Options written	—	—	(19,080,793)	—	—	—	(19,080,793)

	$—	$—	$(19,080,793)	$(3,535,460)	$—	$—	$(22,616,253)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,628,769
Average amounts sold — in USD	$88,273,543
Options:
Average value of option contracts purchased	$38
Average value of option contracts written	$19,905,286
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$1,429,095	$—
Options	—	31,431,446

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,429,095	31,431,446

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(26,603,366)

Total derivative assets and liabilities subject to an MNA	$1,429,095	$4,828,080

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$182,850	$(114,276)	$—	$—	$68,574
Morgan Stanley & Co. International PLC	1,246,245	(1,246,245)	—	—	—

	$1,429,095	$(1,360,521)	$—	$—	$68,574

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(e)

Bank of America N.A.	$607,225	$—	$(607,225)	$—	$—
Barclays Bank PLC	114,276	(114,276)	—	—	—
BNP Paribas SA	517,554	—	—	(440,000)	77,554
Citibank N.A.	145,568	—	—	—	145,568
Goldman Sachs International	664,453	—	(664,453)	—	—
Morgan Stanley & Co. International PLC	2,310,017	(1,246,245)	(1,047,772)	(16,000)	—
UBS AG	468,987	—	(468,987)	—	—

	$4,828,080	$(1,360,521)	$(2,788,437)	$(456,000)	$223,122

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$686,050,922	$31,502,136	$—	$717,553,058
Electronic Equipment, Instruments & Components	3,075,222	—	—	3,075,222
Health Care Equipment & Supplies	368,473,189	13,727,210	—	382,200,399
Health Care Providers & Services	164,087,690	17,862,430	—	181,950,120
Health Care Technology	1,372,894	—	—	1,372,894
Life Sciences Tools & Services	245,757,920	35,162,748	—	280,920,668
Pharmaceuticals	129,596,162	35,150,651	—	164,746,813
Other Interests	—	—	4,664,318	4,664,318
Preferred Securities
Preferred Stocks	—	17,600,893	143,543,684	161,144,577
Rights	—	3,152	268,290	271,442
Warrants	4,611	—	—	4,611

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$40,473,813	$—	$—	$40,473,813

	$1,638,892,423	$151,009,220	$148,476,292	1,938,377,935

Investments Valued at NAV (a)				12,308,246

				$1,950,686,181

Derivative Financial Instruments (b)
Assets
Foreign Currency Exchange Contracts	$—	$1,429,095	$—	$1,429,095
Liabilities
Equity Contracts	(21,191,621)	(10,239,825)	—	(31,431,446)

	$(21,191,621)	$(8,810,730)	$—	$(30,002,351)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)
Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Rights	Total

Assets
Opening balance, as of December 31, 2022	$12,093,187	$4,076,191	$158,791,702	$—	$174,961,080
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Other (a)	(12,093,187)	5,987,002	6,005,576	100,609	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	1,973,468	—	—	1,973,468
Net change in unrealized appreciation (depreciation) (b)(c)	—	(5,398,876)	(24,086,134)	167,681	(29,317,329)
Purchases	—	—	51,822,457	—	51,822,457
Sales	—	(1,973,467)	(48,989,917)	—	(50,963,384)

Closing balance, as of December 31, 2023	$—	$4,664,318	$143,543,684	$268,290	$148,476,292

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (c)	$—	$(1,322,685)	$(18,668,933)	$167,681	$(19,823,937)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Preferred Stocks and Rights.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Preferred Stocks (b)	143,543,684	Market	Revenue Multiple	2.25x - 5.75x		3.51x
			Volatility	50% - 100%		74%
			Time to Exit	1.5 - 4.0 years		2.5 years
			Market Adjustment Multiple	0.60x - 1.20x		0.91x
		Income	Discount Rate	6%		—

Other Interests	4,664,318	Income	Discount Rate	5% - 6%		6%

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Term Trust (BMEZ)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Rights	268,290	Income	Discount Rate	5%		—

	$148,476,292

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
For the period end December 31, 2023, the valuation technique for investments classified as Preferred Stocks amounting to $1,309,244 changed to a Discounted Cash Flow approach. The investments were previously valued utilizing a Option Pricing Model. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 24.3%
AbbVie, Inc.	171,601	$26,593,007
AC Immune SA (a)	78,180	390,900
Alnylam Pharmaceuticals, Inc. (a)	13,010	2,490,244
Amgen, Inc. (b)	75,441	21,728,517
Argenx SE, ADR (a)	16,353	6,221,172
BeiGene Ltd., ADR (a)	6,675	1,203,903
Biogen, Inc. (a)	42,571	11,016,098
BioMarin Pharmaceutical, Inc. (a)	45,161	4,354,424
Biomea Fusion, Inc. (a)	9,387	136,299
Blueprint Medicines Corp. (a)	26,672	2,460,225
Cabaletta Bio, Inc. (a)	29,605	672,033
Cerevel Therapeutics Holdings, Inc. (a)	16,659	706,342
CureVac NV (a)	29,850	125,668
Exact Sciences Corp. (a)	14,991	1,109,034
Genmab A/S (a)	2,927	933,283
Genmab A/S, ADR (a)	19,943	634,985
Gilead Sciences, Inc.	178,480	14,458,665
Immuneering Corp., Class A (a)	14,456	106,252
Immunocore Holdings PLC, ADR (a)	12,497	853,795
Incyte Corp. (a)	27,851	1,748,764
Ionis Pharmaceuticals, Inc. (a)	25,805	1,305,475
Karuna Therapeutics, Inc. (a)	2,227	704,868
Legend Biotech Corp., ADR (a)	32,098	1,931,337
Merus NV (a)	23,470	645,425
Mirati Therapeutics, Inc. (a)	15,747	925,136
Moderna, Inc. (a)	33,556	3,337,144
MoonLake Immunotherapeutics, Class A (a)	10,337	624,251
Morphic Holding, Inc. (a)	7,827	226,044
Neurocrine Biosciences, Inc. (a)	9,808	1,292,302
Neurogene, Inc.	19,342	374,848
Nuvalent, Inc., Class A (a)	13,886	1,021,871
Prime Medicine, Inc. (a)	22,929	203,151
Protagonist Therapeutics, Inc. (a)	27,836	638,279
PTC Therapeutics, Inc. (a)	19,817	546,156
Regeneron Pharmaceuticals, Inc. (a)	9,307	8,174,245
REVOLUTION Medicines, Inc. (a)	18,339	525,963
Rhythm Pharmaceuticals, Inc. (a)	49,466	2,273,952
Rocket Pharmaceuticals, Inc. (a)	18,343	549,740
Roivant Sciences Ltd. (a)	53,725	603,332
Sarepta Therapeutics, Inc. (a)	36,858	3,554,217
Tenaya Therapeutics, Inc. (a)	25,502	82,626
Ultragenyx Pharmaceutical, Inc. (a)	14,268	682,296
Vaxcyte, Inc. (a)	28,905	1,815,234
Vertex Pharmaceuticals, Inc. (a)	27,779	11,302,997
Viking Therapeutics, Inc. (a)	17,352	322,921
Xenon Pharmaceuticals, Inc. (a)	32,241	1,485,020

		143,092,440

Health Care Equipment & Supplies — 22.1%
Abbott Laboratories (b)	190,037	20,917,373
Alcon, Inc.	91,365	7,137,434
Align Technology, Inc. (a)	11,220	3,074,280
Baxter International, Inc.	60,439	2,336,572
Becton Dickinson & Co.	39,171	9,551,065
Boston Scientific Corp. (a)	441,434	25,519,300
Cooper Cos., Inc.	13,642	5,162,678
Dexcom, Inc. (a)	28,333	3,515,842
Envista Holdings Corp. (a)	22,246	535,239
GE HealthCare, Inc. (a)	42,353	3,274,734
IDEXX Laboratories, Inc. (a)	7,516	4,171,756
Inspire Medical Systems, Inc. (a)	5,782	1,176,232

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (a)	42,340	$14,283,822
Masimo Corp. (a)	15,144	1,775,028
Medtronic PLC	79,846	6,577,713
Novocure Ltd. (a)	29,303	437,494
Orchestra BioMed Holdings, Inc. (a)	18,076	165,034
Penumbra, Inc. (a)	12,105	3,044,892
Shockwave Medical, Inc. (a)	3,150	600,264
STERIS PLC	9,997	2,197,840
Stryker Corp.	49,207	14,735,528

		130,190,120

Health Care Providers & Services — 21.1%
Cencora, Inc.	62,148	12,763,956
Centene Corp. (a)	77,624	5,760,477
Cigna Group	31,736	9,503,345
Elevance Health, Inc. (b)	28,967	13,659,678
Guardant Health, Inc. (a)	15,095	408,320
HCA Healthcare, Inc.	21,723	5,879,982
Humana, Inc.	15,630	7,155,570
Laboratory Corp. of America Holdings	6,745	1,533,071
McKesson Corp.	25,848	11,967,107
Quest Diagnostics, Inc.	11,479	1,582,725
UnitedHealth Group, Inc. (b)	102,008	53,704,152

		123,918,383

Life Sciences Tools & Services — 8.3%
10X Genomics, Inc., Class A (a)	15,123	846,283
Agilent Technologies, Inc.	23,561	3,275,686
Avantor, Inc. (a)	88,349	2,017,008
Bio-Techne Corp.	16,718	1,289,961
Danaher Corp.	78,006	18,045,908
IQVIA Holdings, Inc. (a)	9,048	2,093,526
Mettler-Toledo International, Inc. (a)	1,010	1,225,090
Nautilus Biotechnology, Inc. (a)	16,560	49,515
QIAGEN NV (a)	36,163	1,570,559
Rapid Micro Biosystems, Inc., Class A (a)	20,561	15,215
Repligen Corp. (a)	8,125	1,460,875
Thermo Fisher Scientific, Inc.	24,009	12,743,737
West Pharmaceutical Services, Inc.	11,152	3,926,842

		48,560,205

Pharmaceuticals — 19.1%
AstraZeneca PLC	17,449	2,353,693
Catalent, Inc. (a)	20,853	936,925
Daiichi Sankyo Co. Ltd.	34,800	952,710
Elanco Animal Health, Inc. (a)	97,264	1,449,233
Eli Lilly & Co.	81,287	47,383,818
Johnson & Johnson (b)	70,368	11,029,480
Merck & Co., Inc. (b)	230,007	25,075,363
Novo Nordisk A/S, Class B	68,574	7,106,403
Pfizer, Inc. (b)	282,816	8,142,273
Sanofi SA	26,788	2,661,998
Structure Therapeutics, Inc., ADR (a)	26,914	1,097,015
Zoetis, Inc., Class A	20,979	4,140,625

		112,329,536

Total Common Stocks — 94.9% (Cost: $376,066,296)		558,090,684

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Benefical Interest (000)	Value

Other Interests

Biotechnology — 0.0%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —) (c)(d)(e)	$6	$84,962

Health Care Providers & Services — 0.0%
Afferent Pharmaceuticals, Inc., (Acquired 09/30/15, Cost: $ —) (c)(d)(e)	190	26,622

Total Other Interests — 0.0% (Cost: $ — )		111,584

	Shares

Preferred Securities

Preferred Stocks — 0.8% (a)(c)(e)

Biotechnology — 0.3%
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	146,635
Genesis Therapeutics, Series B, (Acquired 08/10/23, Cost: $292,001)	57,170	292,139
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	64,600
Kartos Therapeutics, Series C, (Acquired 08/22/23, Cost: $485,124)	85,817	486,582
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	590,800

		1,580,756

Health Care Equipment & Supplies — 0.2%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	268,596
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	995,641
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	92,580	77,767

		1,342,004

Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	286,644

Health Care Technology — 0.1%
Carbon Health Technologies, Inc., Series D2, (Acquired 02/02/23, Cost: $907,000)	89,892	791,948

Pharmaceuticals — 0.1%
Adarx Pharamaceuticals, Series C, (Acquired 08/02/23, Cost: $440,003)	52,885	440,532
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	319,631

		760,163

		4,761,515

Total Preferred Securities — 0.8% (Cost: $6,232,887)		4,761,515

Security	Shares	Value

Rights

Biotechnology — 0.0%
Korro Bio, Inc., CVR	28,060	$382

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR (c)	14,359	39,056

Total Rights — 0.0% (Cost: $14,646)		39,438

Warrants

Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50) (a)	4,201	32

Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50) (a)	4,050	243

Total Warrants — 0.0% (Cost: $14,031)		275

Total Long-Term Investments — 95.7% (Cost: $382,327,860)		563,003,496

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (f)(g)	31,396,977	31,396,977

Total Short-Term Securities — 5.3% (Cost: $31,396,977)		31,396,977

Total Investments Before Options Written — 101.0% (Cost: $413,724,837)		594,400,473

Options Written — (1.2)% (Premiums Received: $(4,793,338))		(7,272,745)

Total Investments, Net of Options Written — 99.8% (Cost: $408,931,499)		587,127,728
Other Assets Less Liabilities — 0.2%		1,007,702

Net Assets — 100.0%		$588,135,430

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $4,873,099, representing 0.8% of its net assets as of period end, and an original cost of $6,232,887.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$23,195,315	$8,201,662	(a)	$—		$—	$—	$31,396,977	31,396,977	$1,268,777		$—
SL Liquidity Series, LLC, Money Market Series (b)	675,980	—		(676,809	) (a)	1,094	(265)	—	—	25,650	(c)	—

						$1,094	$(265)	$31,396,977		$1,294,427		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Abbott Laboratories	410	01/05/24	USD	105.00	USD	4,513	$(214,225)
Amgen, Inc.	110	01/05/24	USD	275.00	USD	3,168	(147,125)
Centene Corp.	62	01/05/24	USD	75.00	USD	460	(2,945)
Cigna Group	70	01/05/24	USD	285.00	USD	2,096	(106,750)
Danaher Corp.	76	01/05/24	USD	230.00	USD	1,758	(25,840)
Elevance Health, Inc.	24	01/05/24	USD	485.00	USD	1,132	(1,260)
McKesson Corp.	17	01/05/24	USD	470.00	USD	787	(2,720)
Pfizer, Inc.	154	01/05/24	USD	31.00	USD	443	(308)
Thermo Fisher Scientific, Inc.	36	01/05/24	USD	500.00	USD	1,911	(114,120)
UnitedHealth Group, Inc.	153	01/05/24	USD	550.00	USD	8,055	(1,071)
Alcon, Inc.	135	01/09/24	USD	76.00	USD	1,055	(34,968)
AbbVie, Inc.	165	01/12/24	USD	146.00	USD	2,557	(157,162)
Biogen, Inc.	67	01/12/24	USD	245.00	USD	1,734	(96,815)
Centene Corp.	95	01/12/24	USD	75.00	USD	705	(10,450)
Cigna Group	36	01/12/24	USD	265.00	USD	1,078	(127,260)
Danaher Corp.	63	01/12/24	USD	225.00	USD	1,457	(57,960)
Eli Lilly & Co.	126	01/12/24	USD	615.00	USD	7,345	(31,878)
Gilead Sciences, Inc.	226	01/12/24	USD	80.00	USD	1,831	(42,149)
Humana, Inc.	21	01/12/24	USD	495.00	USD	961	(1,470)
Intuitive Surgical, Inc.	58	01/12/24	USD	320.00	USD	1,957	(121,800)
Johnson & Johnson	61	01/12/24	USD	160.00	USD	956	(4,057)
Johnson & Johnson	60	01/12/24	USD	155.00	USD	940	(19,320)
McKesson Corp.	43	01/12/24	USD	460.00	USD	1,991	(41,925)
Merck & Co., Inc.	318	01/12/24	USD	102.01	USD	3,467	(235,033)
Moderna, Inc.	31	01/12/24	USD	85.00	USD	308	(45,957)
Regeneron Pharmaceuticals, Inc.	10	01/12/24	USD	860.00	USD	878	(30,550)
10X Genomics, Inc., Class A	30	01/19/24	USD	45.00	USD	168	(34,650)
AbbVie, Inc.	118	01/19/24	USD	145.00	USD	1,829	(125,375)
Alcon, Inc.	69	01/19/24	USD	72.50	USD	539	(41,745)
Align Technology, Inc.	10	01/19/24	USD	240.00	USD	274	(37,700)
Alnylam Pharmaceuticals, Inc.	49	01/19/24	USD	200.00	USD	938	(19,845)
Amgen, Inc.	166	01/19/24	USD	285.00	USD	4,781	(123,670)
Argenx SE, ADR	31	01/19/24	USD	520.00	USD	1,179	(14,570)
Avantor, Inc.	130	01/19/24	USD	19.75	USD	297	(54,153)
Becton Dickinson & Co.	48	01/19/24	USD	245.00	USD	1,170	(17,280)
BeiGene Ltd., ADR	25	01/19/24	USD	200.00	USD	451	(7,063)
Biogen, Inc.	23	01/19/24	USD	245.00	USD	595	(38,295)
BioMarin Pharmaceutical, Inc.	41	01/19/24	USD	90.00	USD	395	(29,520)
Bio-Techne Corp.	23	01/19/24	USD	65.00	USD	177	(27,255)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Blueprint Medicines Corp.	60	01/19/24	USD	65.00	USD	553	$(166,200)
Blueprint Medicines Corp.	41	01/19/24	USD	85.00	USD	378	(41,000)
Cabaletta Bio, Inc.	50	01/19/24	USD	22.50	USD	114	(9,000)
Catalent, Inc.	31	01/19/24	USD	40.00	USD	139	(16,740)
Cencora, Inc.	97	01/19/24	USD	200.00	USD	1,992	(69,355)
Centene Corp.	41	01/19/24	USD	77.50	USD	304	(2,255)
Cerevel Therapeutics Holdings, Inc.	32	01/19/24	USD	25.00	USD	136	(56,160)
Cooper Cos., Inc.	26	01/19/24	USD	360.00	USD	984	(54,470)
Danaher Corp.	77	01/19/24	USD	230.00	USD	1,781	(50,050)
Elanco Animal Health, Inc.	138	01/19/24	USD	12.00	USD	206	(41,745)
Elevance Health, Inc.	10	01/19/24	USD	480.00	USD	472	(5,600)
Eli Lilly & Co.	74	01/19/24	USD	640.00	USD	4,314	(9,916)
Exact Sciences Corp.	37	01/19/24	USD	80.00	USD	274	(6,383)
GE HealthCare, Inc.	160	01/19/24	USD	75.00	USD	1,237	(52,000)
Gilead Sciences, Inc.	141	01/19/24	USD	82.50	USD	1,142	(12,197)
Guardant Health, Inc.	43	01/19/24	USD	25.00	USD	116	(11,288)
HCA Healthcare, Inc.	50	01/19/24	USD	245.00	USD	1,353	(136,500)
HCA Healthcare, Inc.	32	01/19/24	USD	265.00	USD	866	(30,880)
Humana, Inc.	7	01/19/24	USD	505.00	USD	320	(473)
IDEXX Laboratories, Inc.	28	01/19/24	USD	570.00	USD	1,554	(20,020)
Immunocore Holdings PLC, ADR	18	01/19/24	USD	50.00	USD	123	(33,480)
Incyte Corp.	61	01/19/24	USD	57.50	USD	383	(35,990)
Inspire Medical Systems, Inc.	21	01/19/24	USD	165.00	USD	427	(83,475)
Intuitive Surgical, Inc.	48	01/19/24	USD	340.00	USD	1,619	(42,000)
Ionis Pharmaceuticals, Inc.	79	01/19/24	USD	52.50	USD	400	(10,073)
IQVIA Holdings, Inc.	34	01/19/24	USD	240.00	USD	787	(5,950)
Johnson & Johnson	146	01/19/24	USD	160.00	USD	2,288	(13,067)
Karuna Therapeutics, Inc.	1	01/19/24	USD	230.00	USD	32	(8,720)
Legend Biotech Corp., ADR	54	01/19/24	USD	75.00	USD	325	(1,080)
Masimo Corp.	41	01/19/24	USD	120.00	USD	481	(16,195)
Merck & Co., Inc.	278	01/19/24	USD	110.00	USD	3,031	(36,974)
Mettler-Toledo International, Inc.	3	01/19/24	USD	1,240.00	USD	364	(6,330)
Moderna, Inc.	75	01/19/24	USD	80.00	USD	746	(150,375)
MoonLake Immunotherapeutics, Class A	39	01/19/24	USD	80.00	USD	236	(7,313)
Neurocrine Biosciences, Inc.	15	01/19/24	USD	115.00	USD	198	(26,025)
Neurocrine Biosciences, Inc.	22	01/19/24	USD	125.00	USD	290	(18,700)
Nuvalent, Inc., Class A	26	01/19/24	USD	70.00	USD	191	(16,250)
Pfizer, Inc.	340	01/19/24	USD	31.00	USD	979	(3,740)
Quest Diagnostics, Inc.	12	01/19/24	USD	135.00	USD	165	(4,800)
Quest Diagnostics, Inc.	32	01/19/24	USD	140.00	USD	441	(4,160)
Regeneron Pharmaceuticals, Inc.	25	01/19/24	USD	885.00	USD	2,196	(46,375)
REVOLUTION Medicines, Inc.	34	01/19/24	USD	22.50	USD	98	(21,930)
Rhythm Pharmaceuticals, Inc.	98	01/19/24	USD	32.10	USD	451	(141,419)
Rocket Pharmaceuticals, Inc.	32	01/19/24	USD	25.00	USD	96	(16,480)
Shockwave Medical, Inc.	6	01/19/24	USD	185.00	USD	114	(6,390)
STERIS PLC	18	01/19/24	USD	219.50	USD	396	(9,924)
Structure Therapeutics, Inc., ADR	32	01/19/24	USD	70.00	USD	130	(800)
Stryker Corp.	126	01/19/24	USD	300.00	USD	3,773	(69,930)
Ultragenyx Pharmaceutical, Inc.	12	01/19/24	USD	40.00	USD	57	(9,420)
UnitedHealth Group, Inc.	153	01/19/24	USD	550.00	USD	8,055	(43,528)
Vaxcyte, Inc.	23	01/19/24	USD	55.00	USD	144	(20,125)
Vertex Pharmaceuticals, Inc.	53	01/19/24	USD	370.00	USD	2,157	(206,700)
Viking Therapeutics, Inc.	33	01/19/24	USD	14.00	USD	61	(16,005)
West Pharmaceutical Services, Inc.	48	01/19/24	USD	380.00	USD	1,690	(4,680)
Xenon Pharmaceuticals, Inc.	61	01/19/24	USD	45.00	USD	281	(25,925)
Zoetis, Inc., Class A	79	01/19/24	USD	200.00	USD	1,559	(20,737)
Cencora, Inc.	23	01/25/24	USD	204.00	USD	472	(10,527)
Abbott Laboratories	156	01/26/24	USD	109.00	USD	1,717	(47,268)
AbbVie, Inc.	166	01/26/24	USD	152.50	USD	2,573	(65,570)
Align Technology, Inc.	32	01/26/24	USD	280.00	USD	877	(35,040)
Amgen, Inc.	10	01/26/24	USD	285.00	USD	288	(8,500)
Baxter International, Inc.	202	01/26/24	USD	39.00	USD	781	(18,685)

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Biogen, Inc.	71	01/26/24	USD	265.00	USD	1,837	$(35,500)
Cigna Group	7	01/26/24	USD	310.00	USD	210	(2,520)
Danaher Corp.	80	01/26/24	USD	235.00	USD	1,851	(38,400)
Eli Lilly & Co.	141	01/26/24	USD	595.00	USD	8,219	(166,380)
Intuitive Surgical, Inc.	54	01/26/24	USD	330.00	USD	1,822	(100,170)
Medtronic PLC	26	01/26/24	USD	85.00	USD	214	(1,495)
Medtronic PLC	23	01/26/24	USD	83.34	USD	189	(2,703)
Merck & Co., Inc.	278	01/26/24	USD	107.00	USD	3,031	(97,300)
Moderna, Inc.	21	01/26/24	USD	94.00	USD	209	(19,320)
Vertex Pharmaceuticals, Inc.	55	01/26/24	USD	405.00	USD	2,238	(68,200)
Bio-Techne Corp.	40	01/31/24	USD	77.00	USD	309	(29,383)
Medtronic PLC	59	02/02/24	USD	83.05	USD	486	(9,679)
McKesson Corp.	38	02/09/24	USD	475.00	USD	1,759	(40,850)
Medtronic PLC	68	02/09/24	USD	83.34	USD	560	(11,664)
10X Genomics, Inc., Class A	18	02/16/24	USD	50.00	USD	101	(13,500)
10X Genomics, Inc., Class A	9	02/16/24	USD	55.00	USD	50	(4,320)
Abbott Laboratories	156	02/16/24	USD	110.00	USD	1,717	(51,480)
AbbVie, Inc.	40	02/16/24	USD	160.00	USD	620	(8,820)
AbbVie, Inc.	163	02/16/24	USD	155.00	USD	2,526	(69,275)
Agilent Technologies, Inc.	90	02/16/24	USD	140.00	USD	1,251	(43,650)
Alcon, Inc.	143	02/16/24	USD	77.50	USD	1,117	(41,470)
Argenx SE, ADR	9	02/16/24	USD	500.00	USD	342	(4,500)
Avantor, Inc.	75	02/16/24	USD	21.00	USD	171	(18,187)
Baxter International, Inc.	27	02/16/24	USD	40.00	USD	104	(3,375)
Becton Dickinson & Co.	100	02/16/24	USD	240.00	USD	2,438	(103,500)
BioMarin Pharmaceutical, Inc.	130	02/16/24	USD	100.00	USD	1,253	(35,425)
Boston Scientific Corp.	1,677	02/16/24	USD	57.50	USD	9,695	(385,710)
Cabaletta Bio, Inc.	60	02/16/24	USD	30.00	USD	136	(4,200)
Cencora, Inc.	64	02/16/24	USD	204.00	USD	1,314	(42,675)
Centene Corp.	96	02/16/24	USD	77.50	USD	712	(15,360)
Cooper Cos., Inc.	25	02/16/24	USD	350.00	USD	946	(84,375)
Dexcom, Inc.	132	02/16/24	USD	120.00	USD	1,638	(141,900)
Elanco Animal Health, Inc.	139	02/16/24	USD	13.00	USD	207	(31,275)
Exact Sciences Corp.	19	02/16/24	USD	75.00	USD	141	(9,690)
Gilead Sciences, Inc.	358	02/16/24	USD	77.50	USD	2,900	(194,215)
Humana, Inc.	31	02/16/24	USD	505.00	USD	1,419	(13,485)
Immunocore Holdings PLC, ADR	29	02/16/24	USD	65.00	USD	198	(19,140)
Ionis Pharmaceuticals, Inc.	19	02/16/24	USD	55.00	USD	96	(2,803)
Karuna Therapeutics, Inc.	4	02/16/24	USD	240.00	USD	127	(31,460)
Laboratory Corp. of America Holdings	25	02/16/24	USD	220.00	USD	568	(30,125)
Legend Biotech Corp., ADR	67	02/16/24	USD	70.00	USD	403	(10,050)
Medtronic PLC	68	02/16/24	USD	85.00	USD	560	(7,752)
Nuvalent, Inc., Class A	26	02/16/24	USD	80.00	USD	191	(8,970)
Penumbra, Inc.	45	02/16/24	USD	260.00	USD	1,132	(48,825)
PTC Therapeutics, Inc.	75	02/16/24	USD	31.00	USD	207	(15,562)
Repligen Corp.	30	02/16/24	USD	185.00	USD	539	(24,300)
REVOLUTION Medicines, Inc.	35	02/16/24	USD	28.00	USD	100	(9,625)
Rhythm Pharmaceuticals, Inc.	89	02/16/24	USD	40.41	USD	409	(65,503)
Rocket Pharmaceuticals, Inc.	37	02/16/24	USD	27.12	USD	111	(15,158)
Shockwave Medical, Inc.	6	02/16/24	USD	184.95	USD	114	(10,936)
STERIS PLC	19	02/16/24	USD	202.97	USD	418	(38,877)
Structure Therapeutics, Inc., ADR	25	02/16/24	USD	85.00	USD	102	(1,875)
Stryker Corp.	60	02/16/24	USD	310.00	USD	1,797	(41,400)
Thermo Fisher Scientific, Inc.	36	02/16/24	USD	530.00	USD	1,911	(81,360)
Ultragenyx Pharmaceutical, Inc.	42	02/16/24	USD	45.00	USD	201	(18,690)
Vaxcyte, Inc.	86	02/16/24	USD	60.00	USD	540	(46,010)
Viking Therapeutics, Inc.	32	02/16/24	USD	18.00	USD	60	(8,480)
West Pharmaceutical Services, Inc.	6	02/16/24	USD	342.92	USD	211	(13,076)
Xenon Pharmaceuticals, Inc.	61	02/16/24	USD	47.50	USD	281	(21,197)
Envista Holdings Corp.	84	03/15/24	USD	25.00	USD	202	(10,920)

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Incyte Corp.	44	03/15/24	USD	65.00	USD	276	$(11,770)
Medtronic PLC	59	03/15/24	USD	85.00	USD	486	(11,977)

							$(6,958,918)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
QIAGEN NV	Morgan Stanley & Co. International PLC	6,800	01/04/24	USD	39.91	USD	295	$(24,404)
Elanco Animal Health, Inc.	Goldman Sachs International	9,200	01/08/24	USD	9.64	USD	137	(48,565)
Masimo Corp.	BNP Paribas SA	1,600	01/09/24	USD	86.94	USD	188	(48,665)
Novo Nordisk A/S, Class B	Goldman Sachs International	1,900	01/09/24	DKK	736.76	DKK	1,330	(620)
Daiichi Sankyo Co. Ltd.	BNP Paribas SA	13,200	01/17/24	JPY	4,310.70	JPY	50,954	(2,682)
Genmab A/S	Morgan Stanley & Co. International PLC	1,100	01/18/24	DKK	2,308.53	DKK	2,368	(1,346)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	1,100	01/18/24	DKK	703.28	DKK	770	(2,568)
Sanofi SA	Morgan Stanley & Co. International PLC	5,400	01/18/24	EUR	87.55	EUR	486	(17,097)
AstraZeneca PLC	Goldman Sachs International	6,700	01/23/24	GBP	103.39	GBP	709	(34,538)
Novo Nordisk A/S, Class B	Goldman Sachs International	21,200	01/23/24	DKK	711.62	DKK	14,836	(46,477)
QIAGEN NV	Morgan Stanley & Co. International PLC	6,800	01/23/24	USD	40.29	USD	295	(24,882)
Sanofi SA	Morgan Stanley & Co. International PLC	4,700	01/23/24	EUR	89.72	EUR	423	(8,765)
Cencora, Inc.	Citibank N.A.	5,200	01/31/24	USD	201.53	USD	1,068	(35,969)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	1,800	02/06/24	DKK	735.42	DKK	1,260	(3,683)
Genmab A/S	Citibank N.A.	7,500	02/26/24	USD	32.28	USD	239	(13,566)

								$(313,827)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,134,305	$(3,613,712)	$(7,272,745)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,272,745	$—	$—	$—	$7,272,745

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(209,469)	$—	$—	$—	$(209,469)
Options written	—	—	5,205,429	—	—	—	5,205,429

	$—	$—	$4,995,960	$—	$—	$—	$4,995,960

Net Change in Unrealized Appreciation (Depreciation) on:

Options written	$—	$—	$(4,658,396)	$—	$—	$—	$(4,658,396)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$5,600,802

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$7,272,745

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,272,745

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,958,918)

Total derivative assets and liabilities subject to an MNA	$—	$313,827

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)

BNP Paribas SA	$51,347	$—	$—	$—	$51,347
Citibank N.A.	49,535	—	—	—	49,535
Goldman Sachs International	130,200	—	—	—	130,200
Morgan Stanley & Co. International PLC	82,745	—	—	—	82,745

	$313,827	$—	$—	$—	$313,827

(a)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2023	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$141,784,309	$1,308,131	$—	$143,092,440
Health Care Equipment & Supplies	130,190,120	—	—	130,190,120
Health Care Providers & Services	123,918,383	—	—	123,918,383
Life Sciences Tools & Services	48,560,205	—	—	48,560,205
Pharmaceuticals	99,254,732	13,074,804	—	112,329,536
Other Interests	—	—	111,584	111,584
Preferred Securities
Preferred Stocks	—	—	4,761,515	4,761,515
Rights	—	382	39,056	39,438
Warrants	275	—	—	275
Short-Term Securities
Money Market Funds	31,396,977	—	—	31,396,977

	$575,105,001	$14,383,317	$4,912,155	$594,400,473

Derivative Financial Instruments (a)
Liabilities

Equity Contracts	$(6,233,240)	$(1,039,505)	$—	$(7,272,745)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.4%
Axon Enterprise, Inc. (a)(b)	269,406	$69,595,652
HEICO Corp.	222,346	39,771,029

		109,366,681

Air Freight & Logistics — 0.8%
GXO Logistics, Inc. (b)	273,731	16,741,388

Automobile Components — 1.2%
Fox Factory Holding Corp. (b)(c)	363,790	24,548,549

Biotechnology — 0.8%
Halozyme Therapeutics, Inc. (b)(c)	410,430	15,169,493

Building Products — 1.6%
AZEK Co., Inc., Class A (b)	830,411	31,763,221

Capital Markets — 4.2%
TPG, Inc., Class A	911,268	39,339,439
Tradeweb Markets, Inc., Class A (d)	496,893	45,157,636

		84,497,075

Construction & Engineering — 1.2%
Comfort Systems USA, Inc.	119,706	24,619,933

Diversified Consumer Services (b) — 2.9%
Duolingo, Inc., Class A	111,847	25,372,492
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012) (e)(f)	1,001,454	17,174,936
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000) (e)(f)	6,224	16,239,254

		58,786,682

Entertainment — 1.3%
Liberty Media Corp.-Liberty Formula One, Class C (b)	409,685	25,863,414

Food Products — 0.3%
Freshpet, Inc. (b)	62,788	5,447,487

Ground Transportation — 2.6%
Saia, Inc. (b)(c)	122,155	53,530,764

Health Care Equipment & Supplies (b) — 5.0%
Align Technology, Inc.	187,295	51,318,830
IDEXX Laboratories, Inc.	69,304	38,467,185
Inmode Ltd.	70,065	1,558,246
Inspire Medical Systems, Inc.	44,833	9,120,377

		100,464,638

Health Care Providers & Services — 1.0%
Surgery Partners, Inc. (b)	651,580	20,844,044

Hotels, Restaurants & Leisure — 3.5%
Planet Fitness, Inc., Class A (b)(d)	675,050	49,278,650
Vail Resorts, Inc.	97,604	20,835,526

		70,114,176

Industrial REITs — 0.1%
Innovative Industrial Properties, Inc.	13,416	1,352,601
Rexford Industrial Realty, Inc.	13,893	779,397

		2,131,998

IT Services (b) — 5.7%
DigitalOcean Holdings, Inc.	333,354	12,230,758
Globant SA	165,042	39,276,695

Security	Shares	Value

IT Services (continued)
MongoDB, Inc., Class A (c)	117,109	$47,880,015
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736) (e)(f)	208,333	5,874,991
Teya Services Ltd., (Acquired 11/16/21, Cost: $49,999,974) (e)(f)	25,742	11,115,138

		116,377,597

Life Sciences Tools & Services — 8.8%
Azenta, Inc. (b)(c)	86,715	5,648,615
Bio-Techne Corp	615,651	47,503,631
Charles River Laboratories International, Inc. (b)	137,183	32,430,061
Repligen Corp. (b)	247,772	44,549,406
West Pharmaceutical Services, Inc.	139,329	49,060,528

		179,192,241

Machinery — 1.3%
AutoStore Holdings Ltd. (b)(c)(g)	13,757,639	27,030,178

Professional Services (b) — 0.3%
Fiverr International Ltd.	195,955	5,333,895
Paylocity Holding Corp.	6,588	1,086,032

		6,419,927

Real Estate Management & Development — 2.8%
CoStar Group, Inc. (b)	636,962	55,664,109

Semiconductors & Semiconductor Equipment — 9.2%
ASM International NV	81,580	42,460,310
Entegris, Inc. (d)	436,574	52,310,297
Lattice Semiconductor Corp. (b)	501,878	34,624,563
Monolithic Power Systems, Inc. (a)(d)	90,663	57,188,407

		186,583,577

Software — 16.7%
ANSYS, Inc. (b)	159,716	57,957,742
Aspen Technology, Inc. (b)(c)	164,760	36,271,914
Bentley Systems, Inc., Class B	798,964	41,689,941
Confluent, Inc., Class A (b)	1,444,548	33,802,423
HubSpot, Inc. (b)	94,841	55,058,994
JFrog Ltd. (b)	601,511	20,818,296
PagerDuty, Inc. (b)(c)	333,419	7,718,650
SiteMinder Ltd. (b)	5,400,709	18,874,399
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997) (b)(e)(f)	199,738	1,737,721
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $25,961,537) (b)(e)(f)	1,809,860	19,763,671
Zscaler, Inc. (b)	204,319	45,268,918

		338,962,669

Specialty Retail — 1.4%
Floor & Decor Holdings, Inc., Class A (b)(c)	262,151	29,245,566

Textiles, Apparel & Luxury Goods — 1.1%
On Holding AG, Class A (b)	793,857	21,410,323

Total Common Stocks — 79.2% (Cost: $1,457,618,260)		1,604,775,730

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 21.8% (b)(e)

Aerospace & Defense — 0.1%
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999) (f)	909,438	$1,045,854

Automobile Components — 2.2%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009) (f)	2,189,612	43,836,032

Capital Markets (f) — 2.4%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	2,752,800
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	30,500,000
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	14,720,643

		47,973,443

Diversified Consumer Services — 0.3%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004) (f)	333,818	5,898,564

Diversified Telecommunication Services — 0.6%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912) (f)	32,690	12,802,058

Entertainment — 0.9%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,983) (f)	2,172,486	18,683,380

Food Products — 0.6%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $39,999,986) (f)	1,972,240	12,444,834

Hotels, Restaurants & Leisure (f) — 1.2%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	3,330,298
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $14,999,974)	291,061	21,477,391

		24,807,689

IT Services (f) — 2.3%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)	416,667	11,750,009
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	30,335,493
Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	5,259,788

		47,345,290
Semiconductors & Semiconductor Equipment — 2.5%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990) (f)	1,525,192	43,345,957
Rivos, Inc., Series A1	2,997,684	6,534,951

		49,880,908

Software (f) — 7.1%
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)	2,745,894	11,917,180
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $44,999,983)	898,024	19,145,872
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)	2,165,400	13,273,902
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)	900,760	34,670,252
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	16,883,722

Security	Shares	Value

Software (continued)
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)	1,687,916	$13,739,636
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,993)	732,373	6,371,645
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470)	1,685,092	18,401,205
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)	4,684,060	8,431,308

		142,834,722

Specialty Retail — 0.5%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000) (f)	1,400,669	10,799,158

Wireless Telecommunication Services — 1.1%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992) (f)	1,365,305	22,855,206

		441,207,138

Total Preferred Securities — 21.8% (Cost: $662,142,595)		441,207,138

Total Long-Term Investments — 101.0% (Cost: $2,119,760,855)		2,045,982,868

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (h)(i)	326,227	326,227
SL Liquidity Series, LLC, Money Market Series, 5.58% (h)(i)(j)	20,498,856	20,505,005

Total Short-Term Securities — 1.0% (Cost: $20,830,071)		20,831,232

Total Investments Before Options Written — 102.0% (Cost: $2,140,590,926)		2,066,814,100

Options Written — (0.8)%

(Premiums Received: $(8,337,243))		(16,978,313)

Total Investments, Net of Options Written — 101.2% (Cost: $2,132,253,683)		2,049,835,787

Liabilities in Excess of Other Assets — (1.2)%		(23,365,949)

Net Assets — 100.0%		$2,026,469,838

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(b)	Non-income producing security.

(c)	All or a portion of this security is on loan.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $506,577,898, representing 25.0% of its net assets as of period end, and an original cost of $821,090,559.

(g)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Affiliate of the Trust.

(i)	Annualized 7-day yield as of period end.

(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,778,628	$—		$(20,452,401	) (a)	$—	$—	$326,227	326,227	$445,542		$—
SL Liquidity Series, LLC, Money Market Series	184,600	20,319,860	(a)	—		(616)	1,161	20,505,005	20,498,856	63,099	(b)	—

						$(616)	$1,161	$20,831,232		$508,641		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
MongoDB, Inc., Class A	87	01/12/24	USD	430.00	USD	3,557	$(39,150)
On Holding AG, Class A	252	01/12/24	USD	31.00	USD	680	(3,150)
Rexford Industrial Realty, Inc.	70	01/12/24	USD	47.00	USD	393	(64,347)
Zscaler, Inc.	161	01/12/24	USD	200.00	USD	3,567	(356,615)
Align Technology, Inc.	37	01/19/24	USD	240.00	USD	1,014	(139,490)
ANSYS, Inc.	75	01/19/24	USD	310.00	USD	2,722	(415,125)
Aspen Technology, Inc.	174	01/19/24	USD	220.00	USD	3,831	(89,610)
Axon Enterprise, Inc.	180	01/19/24	USD	230.00	USD	4,650	(531,000)
AZEK Co., Inc., Class A	617	01/19/24	USD	34.00	USD	2,360	(280,874)
Azenta, Inc.	140	01/19/24	USD	60.00	USD	912	(90,300)
Bio-Techne Corp.	360	01/19/24	USD	65.00	USD	2,778	(426,600)
Charles River Laboratories International, Inc.	117	01/19/24	USD	230.00	USD	2,766	(121,095)
Comfort Systems USA, Inc.	112	01/19/24	USD	200.00	USD	2,304	(111,440)
Confluent, Inc., Class A	835	01/19/24	USD	21.00	USD	1,954	(231,712)
Confluent, Inc., Class A	1,476	01/19/24	USD	25.00	USD	3,454	(92,250)
CoStar Group, Inc.	417	01/19/24	USD	85.00	USD	3,644	(148,035)
DigitalOcean Holdings, Inc.	109	01/19/24	USD	30.00	USD	400	(75,210)
Duolingo, Inc., Class A	67	01/19/24	USD	240.00	USD	1,520	(33,500)
Entegris, Inc.	280	01/19/24	USD	105.00	USD	3,355	(453,600)
Fiverr International Ltd.	313	01/19/24	USD	30.00	USD	852	(14,085)
Floor & Decor Holdings, Inc., Class A	293	01/19/24	USD	95.00	USD	3,269	(506,890)
Fox Factory Holding Corp.	270	01/19/24	USD	70.00	USD	1,822	(47,925)
Freshpet, Inc.	72	01/19/24	USD	75.00	USD	625	(91,080)
Freshpet, Inc.	30	01/19/24	USD	77.50	USD	260	(30,300)
Globant SA	170	01/19/24	USD	230.00	USD	4,046	(205,700)
GXO Logistics, Inc.	187	01/19/24	USD	60.00	USD	1,144	(42,075)
Halozyme Therapeutics, Inc.	292	01/19/24	USD	43.50	USD	1,079	(19,404)
HEICO Corp.	177	01/19/24	USD	190.00	USD	3,166	(6,637)
HubSpot, Inc.	77	01/19/24	USD	480.00	USD	4,470	(787,710)
IDEXX Laboratories, Inc.	110	01/19/24	USD	570.00	USD	6,106	(78,650)
Inmode Ltd.	119	01/19/24	USD	25.00	USD	265	(4,760)
Inspire Medical Systems, Inc.	79	01/19/24	USD	165.00	USD	1,607	(314,025)
JFrog Ltd.	263	01/19/24	USD	26.00	USD	910	(231,743)
MongoDB, Inc., Class A	40	01/19/24	USD	410.00	USD	1,635	(57,000)
On Holding AG, Class A	296	01/19/24	USD	30.00	USD	798	(9,620)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
PagerDuty, Inc.	533	01/19/24	USD	25.00	USD	1,234	$(10,660)
Paylocity Holding Corp.	29	01/19/24	USD	165.00	USD	478	(15,225)
Planet Fitness, Inc., Class A	540	01/19/24	USD	65.00	USD	3,942	(437,400)
Repligen Corp.	357	01/19/24	USD	160.00	USD	6,419	(760,410)
Saia, Inc.	115	01/19/24	USD	430.00	USD	5,040	(235,750)
Surgery Partners, Inc.	534	01/19/24	USD	35.00	USD	1,708	(25,365)
Tradeweb Markets, Inc., Class A	795	01/19/24	USD	95.00	USD	7,225	(39,750)
Vail Resorts, Inc.	92	01/19/24	USD	240.00	USD	1,964	(2,760)
West Pharmaceutical Services, Inc.	104	01/19/24	USD	380.00	USD	3,662	(10,140)
Align Technology, Inc.	262	01/26/24	USD	280.00	USD	7,179	(286,890)
MongoDB, Inc., Class A	18	01/26/24	USD	400.00	USD	736	(41,625)
On Holding AG, Class A	547	01/26/24	USD	29.00	USD	1,475	(35,555)
Bio-Techne Corp.	667	01/31/24	USD	77.00	USD	5,147	(489,962)
ANSYS, Inc.	180	02/16/24	USD	310.00	USD	6,532	(1,054,800)
AZEK Co., Inc., Class A	711	02/16/24	USD	35.25	USD	2,720	(297,269)
Bentley Systems, Inc., Class B	500	02/16/24	USD	55.00	USD	2,609	(48,750)
Charles River Laboratories International, Inc.	117	02/16/24	USD	240.00	USD	2,766	(108,225)
Comfort Systems USA, Inc.	79	02/16/24	USD	210.00	USD	1,625	(60,435)
CoStar Group, Inc.	600	02/16/24	USD	90.00	USD	5,243	(127,500)
DigitalOcean Holdings, Inc.	424	02/16/24	USD	32.50	USD	1,556	(243,800)
Floor & Decor Holdings, Inc., Class A	126	02/16/24	USD	115.00	USD	1,406	(58,590)
Fox Factory Holding Corp.	312	02/16/24	USD	70.00	USD	2,105	(84,240)
Globant SA	110	02/16/24	USD	230.00	USD	2,618	(199,100)
GXO Logistics, Inc.	250	02/16/24	USD	60.00	USD	1,529	(91,250)
Halozyme Therapeutics, Inc.	364	02/16/24	USD	45.00	USD	1,345	(9,100)
HEICO Corp.	178	02/16/24	USD	195.00	USD	3,184	(16,020)
Innovative Industrial Properties, Inc.	21	02/16/24	USD	105.00	USD	212	(6,720)
MongoDB, Inc., Class A	42	02/16/24	USD	480.00	USD	1,717	(21,525)
Monolithic Power Systems, Inc.	62	02/16/24	USD	630.00	USD	3,911	(256,060)
On Holding AG, Class A	175	02/16/24	USD	32.50	USD	472	(6,125)
Planet Fitness, Inc., Class A	540	02/16/24	USD	75.00	USD	3,942	(122,850)
Repligen Corp.	78	02/16/24	USD	185.00	USD	1,402	(63,180)
Saia, Inc.	80	02/16/24	USD	470.00	USD	3,506	(126,000)
Surgery Partners, Inc.	604	02/16/24	USD	36.20	USD	1,932	(54,962)
TPG, Inc., Class A	1,058	02/16/24	USD	35.00	USD	4,567	(973,360)
Vail Resorts, Inc.	64	02/16/24	USD	240.00	USD	1,366	(5,600)
West Pharmaceutical Services, Inc.	118	02/16/24	USD	342.92	USD	4,155	(257,168)
Zscaler, Inc.	180	02/16/24	USD	220.00	USD	3,988	(240,300)
JFrog Ltd.	230	02/23/24	USD	30.20	USD	796	(125,027)
Monolithic Power Systems, Inc.	93	03/15/24	USD	640.00	USD	5,866	(418,035)

							$(13,618,190)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SiteMinder Ltd.	Goldman Sachs International	41,400	01/04/24	AUD	4.61	AUD	212	$(14,666)
Lattice Semiconductor Corp.	JPMorgan Chase Bank N.A.	5,100	01/08/24	USD	79.66	USD	352	(167)
AutoStore Holdings Ltd.	Goldman Sachs International	250,000	01/09/24	NOK	14.69	NOK	4,990	(130,804)
SiteMinder Ltd.	UBS AG	39,300	01/09/24	AUD	4.81	AUD	202	(8,936)
ASM International NV	Morgan Stanley & Co. International PLC	8,000	01/11/24	EUR	472.18	EUR	3,772	(86,654)
AutoStore Holdings Ltd.	Goldman Sachs International	259,700	01/11/24	NOK	17.90	NOK	5,184	(56,480)
Aspen Technology, Inc.	Morgan Stanley & Co. International PLC	8,900	01/12/24	USD	190.81	USD	1,959	(265,906)
SiteMinder Ltd.	UBS AG	67,000	01/12/24	AUD	5.14	AUD	344	(5,394)
AutoStore Holdings Ltd.	Barclays Bank PLC	250,900	01/17/24	NOK	15.90	NOK	5,008	(102,504)
AutoStore Holdings Ltd.	Goldman Sachs International	259,700	01/18/24	NOK	17.90	NOK	5,184	(59,271)
ASM International NV	Bank of America N.A.	5,100	01/23/24	EUR	461.39	EUR	2,404	(114,729)
AutoStore Holdings Ltd.	Goldman Sachs International	250,000	01/23/24	NOK	18.09	NOK	4,990	(55,883)
Lattice Semiconductor Corp.	Citibank N.A.	56,000	01/23/24	USD	62.43	USD	3,863	(424,202)
SiteMinder Ltd.	UBS AG	67,000	01/23/24	AUD	5.24	AUD	344	(5,357)

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AutoStore Holdings Ltd.	Goldman Sachs International	125,000	01/24/24	NOK	18.91	NOK	2,495	$(20,783)
SiteMinder Ltd.	UBS AG	55,000	01/24/24	AUD	4.98	AUD	282	(9,483)
Bentley Systems, Inc., Class B	JPMorgan Chase Bank N.A.	78,000	01/26/24	USD	53.50	USD	4,070	(62,156)
Duolingo, Inc., Class A	Barclays Bank PLC	11,100	01/26/24	USD	222.00	USD	2,518	(163,016)
JFrog Ltd.	Citibank N.A.	47,000	01/26/24	USD	27.98	USD	1,627	(327,147)
TPG, Inc., Class A	UBS AG	40,000	01/29/24	USD	32.25	USD	1,727	(452,433)
AutoStore Holdings Ltd.	Goldman Sachs International	267,000	01/30/24	NOK	18.38	NOK	5,330	(58,407)
Axon Enterprise, Inc.	Bank of America N.A.	25,100	01/31/24	USD	254.10	USD	6,484	(268,677)
Entegris, Inc.	UBS AG	44,500	01/31/24	USD	122.47	USD	5,332	(165,740)
HubSpot, Inc.	Barclays Bank PLC	7,400	01/31/24	USD	569.59	USD	4,296	(256,072)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	260,000	02/06/24	NOK	19.74	NOK	5,190	(39,966)
Lattice Semiconductor Corp.	Goldman Sachs International	10,700	02/06/24	USD	62.25	USD	738	(92,315)
SiteMinder Ltd.	Goldman Sachs International	32,500	02/08/24	AUD	5.05	AUD	167	(5,631)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	260,000	02/13/24	NOK	19.74	NOK	5,190	(45,355)
SiteMinder Ltd.	Goldman Sachs International	32,500	02/13/24	AUD	5.05	AUD	167	(5,924)
AutoStore Holdings Ltd.	Morgan Stanley & Co. International PLC	260,000	02/21/24	NOK	19.74	NOK	5,190	(49,699)
SiteMinder Ltd.	JPMorgan Chase Bank N.A.	32,500	02/21/24	AUD	5.05	AUD	167	(6,366)

								$(3,360,123)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,369,510	$(10,010,580)	$(16,978,313)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$16,978,313	$—	$—	$—	$16,978,313

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(1,549,151)	$—	$—	$—	$(1,549,151)
Options written	—	—	(1,695,478)	—	—	—	(1,695,478)

	$—	$—	$(3,244,629)	$—	$—	$—	$(3,244,629)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(14,212,806)	$—	$—	$—	$(14,212,806)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$12,587,699

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$16,978,313

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	16,978,313

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(13,618,190)

Total derivative assets and liabilities subject to an MNA	$—	$3,360,123

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America N.A.	$383,406	$—	$(383,406)	$—	$—
Barclays Bank PLC	521,592	—	(521,592)	—	—
Citibank N.A.	751,349	—	(751,349)	—	—
Goldman Sachs International	500,164	—	(500,164)	—	—
JPMorgan Chase Bank N.A.	68,689	—	(68,689)	—	—
Morgan Stanley & Co. International PLC	487,580	—	(487,580)	—	—
UBS AG	647,343	—	(647,343)	—	—

	$3,360,123	$—	$(3,360,123)	$—	$—

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$109,366,681	$—	$—	$109,366,681
Air Freight & Logistics	16,741,388	—	—	16,741,388
Automobile Components	24,548,549	—	—	24,548,549
Biotechnology	15,169,493	—	—	15,169,493
Building Products	31,763,221	—	—	31,763,221
Capital Markets	84,497,075	—	—	84,497,075
Construction & Engineering	24,619,933	—	—	24,619,933
Diversified Consumer Services	25,372,492	—	33,414,190	58,786,682
Entertainment	25,863,414	—	—	25,863,414
Food Products	5,447,487	—	—	5,447,487
Ground Transportation	53,530,764	—	—	53,530,764

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Health Care Equipment & Supplies	$100,464,638	$—	$—	$100,464,638
Health Care Providers & Services	20,844,044	—	—	20,844,044
Hotels, Restaurants & Leisure	70,114,176	—	—	70,114,176
Industrial REITs	2,131,998	—	—	2,131,998
IT Services	99,387,468	—	16,990,129	116,377,597
Life Sciences Tools & Services	179,192,241	—	—	179,192,241
Machinery	—	27,030,178	—	27,030,178
Professional Services	6,419,927	—	—	6,419,927
Real Estate Management & Development	55,664,109	—	—	55,664,109
Semiconductors & Semiconductor Equipment	144,123,267	42,460,310	—	186,583,577
Software	298,586,878	18,874,399	21,501,392	338,962,669
Specialty Retail	29,245,566	—	—	29,245,566
Textiles, Apparel & Luxury Goods	21,410,323	—	—	21,410,323
Preferred Securities
Preferred Stocks	—	—	441,207,138	441,207,138
Short-Term Securities
Money Market Funds	326,227	—	—	326,227

	$1,444,831,359	$88,364,887	$513,112,849	2,046,309,095

Investments Valued at NAV (a)				20,505,005

				$2,066,814,100

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(11,797,434)	$(5,180,879)	$—	$(16,978,313)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2022	$102,169,910	$471,282,347	$573,452,257
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation) (a)(b)	(30,264,199)	(30,075,209)	(60,339,408)
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of December 31, 2023	$71,905,711	$441,207,138	$513,112,849

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (b)	$(30,264,199)	$(30,075,209)	$(60,339,408)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$71,905,711	Market	Revenue Multiple	1.30x - 22.00x		12.41x

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2023	BlackRock Innovation and Growth Term Trust (BIGZ)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
			Time to Exit	2.0 years	—
			Volatility	90%	—
			Gross Profit Multiple	15.00x	—
Preferred Stocks	$441,207,138	Market	Revenue Multiple	1.90x - 24.00x	9.85x
			Time to Exit	1.0 - 5.0 years	3.2 years
			Volatility	40% - 100%	70%
			Market Adjustment Multiple	0.55x - 1.20x	0.93x

	$513,112,849

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
See notes to financial statements.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 5.8%
Albemarle Corp.	19,588	$2,830,074
CF Industries Holdings, Inc. (a)	383,868	30,517,506
Nutrien Ltd.	330,969	18,643,484

		51,991,064

Containers & Packaging — 7.5%
Avery Dennison Corp.	70,747	14,302,214
Graphic Packaging Holding Co.	371,023	9,145,717
Packaging Corp. of America (a)	102,319	16,668,788
Smurfit Kappa Group PLC	680,511	26,975,801

		67,092,520

Energy Equipment & Services — 1.4%
Schlumberger NV	233,156	12,133,438

Food Products — 4.9%
Archer-Daniels-Midland Co.	261,696	18,899,693
Bunge Global SA	168,237	16,983,525
Hofseth International, (Acquired 05/26/21, Cost: $10,198,056) (b)(c)(d)	18,993,283	7,776,854

		43,660,072

Machinery — 1.9%
AGCO Corp. (e)	139,452	16,930,869

Metals & Mining — 37.5%
Alcoa Corp.	212,525	7,225,850
Anglo American PLC	282,853	7,078,877
ArcelorMittal SA, ADR (f)	579,793	16,460,323
Barrick Gold Corp.	761,298	13,771,881
BHP Group Ltd., Series L, ADR (a)	637,814	43,569,074
Filo Corp. (c)	109,223	1,740,083
Filo Corp. Legend (c)	175,560	2,796,930
First Quantum Minerals Ltd.	488,526	4,000,232
Franco-Nevada Corp.	64,021	7,094,167
Freeport-McMoRan, Inc. (a)(e)	727,912	30,987,214
Glencore PLC	7,075,731	42,532,536
Newmont Corp.	374,569	15,503,411
Norsk Hydro ASA	3,371,460	22,661,622
Polyus PJSC (b)(c)	104,732	12
Rio Tinto PLC	370,896	27,587,639
Stelco Holdings, Inc.	399,098	15,116,961
Teck Resources Ltd., Class B (f)	137,086	5,794,625
Vale SA, ADR	2,325,042	36,875,166
Wheaton Precious Metals Corp.	666,054	32,863,104

		333,659,707

Oil, Gas & Consumable Fuels — 37.4%
BP PLC	6,065,163	35,954,697
Cameco Corp.	273,333	11,780,652
Canadian Natural Resources Ltd.	290,681	19,043,823
Cheniere Energy, Inc. (e)	86,708	14,801,923
Chevron Corp. (a)(e)	255,423	38,098,895
ConocoPhillips (a)	211,898	24,595,001
EOG Resources, Inc. (a)	82,977	10,036,068
Exxon Mobil Corp. (a)	480,000	47,990,400
Galp Energia SGPS SA	434,726	6,396,417
Gazprom PJSC (b)(c)	5,430,000	608
Shell PLC, ADR (a)	1,040,175	68,443,515
TotalEnergies SE	828,786	56,356,600

		333,498,599

Security	Shares	Value

Paper & Forest Products — 2.3%
Precious Woods Holding AG, Registered Shares (c)	20,000	$142,679
UPM-Kymmene OYJ	540,993	20,406,621

		20,549,300

Total Common Stocks — 98.7% (Cost: $756,600,468)		879,515,569

	Par (000)

Corporate Bonds

Metals & Mining — 0.8%
Allied Gold Corp., 8.75%, 09/07/28	$7,200	7,200,000

Total Corporate Bonds — 0.8% (Cost: $7,200,000)		7,200,000

Total Long-Term Investments — 99.5% (Cost: $763,800,468)		886,715,569

	Shares

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (g)(h)	14,160,077	14,160,077
SL Liquidity Series, LLC, Money Market Series, 5.58% (g)(h)(i)	6,148,624	6,150,469

Total Short-Term Securities — 2.3% (Cost: $20,311,045)		20,310,546

Total Investments Before Options Written — 101.8% (Cost: $784,111,513)		907,026,115

Options Written — (1.2)% (Premiums Received: $(6,777,331))		(10,021,060)

Total Investments, Net of Options Written — 100.6% (Cost: $777,334,182)		897,005,055
Liabilities in Excess of Other Assets — (0.6)%		(5,666,563)

Net Assets — 100.0%		$891,338,492

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $7,776,854, representing 0.9% of its net assets as of period end, and an original cost of $10,198,056.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	All or a portion of this security is on loan.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$19,404,102	$—		$(5,244,025	) (a)	$—	$—	$14,160,077	14,160,077	$1,252,534		$—
SL Liquidity Series, LLC, Money Market Series	—	6,146,031	(a)	—		4,937	(499)	6,150,469	6,148,624	17,994	(b)	—

						$4,937	$(499)	$20,310,546		$1,270,528		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Archer-Daniels-Midland Co.	272	01/05/24	USD	75.00	USD	1,964	$(2,040)
Barrick Gold Corp.	945	01/05/24	USD	18.50	USD	1,710	(10,395)
Exxon Mobil Corp.	291	01/05/24	USD	107.00	USD	2,909	(873)
Freeport-McMoRan, Inc.	930	01/05/24	USD	38.00	USD	3,959	(427,800)
Newmont Corp.	328	01/05/24	USD	40.00	USD	1,358	(51,332)
Newmont Corp.	22	01/05/24	USD	41.00	USD	91	(1,782)
Schlumberger NV	237	01/05/24	USD	54.00	USD	1,233	(2,963)
Albemarle Corp.	36	01/12/24	USD	130.00	USD	520	(57,060)
Alcoa Corp.	192	01/12/24	USD	28.00	USD	653	(117,600)
ArcelorMittal SA, ADR	1,100	01/12/24	USD	26.00	USD	3,123	(283,250)
Archer-Daniels-Midland Co.	269	01/12/24	USD	75.00	USD	1,943	(6,725)
Cameco Corp.	511	01/12/24	USD	49.00	USD	2,202	(3,833)
Chevron Corp.	296	01/12/24	USD	155.00	USD	4,415	(16,428)
ConocoPhillips	171	01/12/24	USD	119.00	USD	1,985	(15,989)
EOG Resources, Inc.	134	01/12/24	USD	124.50	USD	1,621	(13,400)
Exxon Mobil Corp.	319	01/12/24	USD	106.00	USD	3,189	(7,018)
Newmont Corp.	350	01/12/24	USD	40.36	USD	1,449	(55,298)
Nutrien Ltd.	874	01/12/24	USD	57.00	USD	4,923	(87,400)
Schlumberger NV	250	01/12/24	USD	51.00	USD	1,301	(44,000)
Shell PLC, ADR	932	01/12/24	USD	66.00	USD	6,133	(81,550)
AGCO Corp.	280	01/19/24	USD	125.00	USD	3,399	(37,100)
AGCO Corp.	80	01/19/24	USD	120.00	USD	971	(29,600)
Albemarle Corp.	37	01/19/24	USD	135.00	USD	535	(47,360)
Alcoa Corp.	281	01/19/24	USD	30.00	USD	955	(123,640)
ArcelorMittal SA, ADR	1,067	01/19/24	USD	26.00	USD	3,029	(277,420)
Archer-Daniels-Midland Co.	211	01/19/24	USD	77.50	USD	1,524	(2,638)
Avery Dennison Corp.	132	01/19/24	USD	200.00	USD	2,669	(64,020)
Barrick Gold Corp.	700	01/19/24	USD	16.00	USD	1,266	(157,150)
BHP Group Ltd., ADR	755	01/19/24	USD	62.50	USD	5,157	(468,100)
Bunge Global SA	333	01/19/24	USD	111.00	USD	3,362	(2,487)
Cameco Corp.	510	01/19/24	USD	48.00	USD	2,198	(12,495)
Canadian Natural Resources Ltd.	884	01/19/24	CAD	94.00	CAD	7,674	(11,341)
Chevron Corp.	306	01/19/24	USD	150.00	USD	4,564	(82,008)
ConocoPhillips	332	01/19/24	USD	125.00	USD	3,854	(9,130)
Exxon Mobil Corp.	897	01/19/24	USD	100.00	USD	8,968	(196,891)
Filo Corp.	400	01/19/24	CAD	19.50	CAD	844	(60,375)
Franco-Nevada Corp.	239	01/19/24	USD	120.00	USD	2,648	(14,340)
Freeport-McMoRan, Inc.	575	01/19/24	USD	36.00	USD	2,448	(383,812)
Newmont Corp.	207	01/19/24	USD	37.50	USD	857	(86,940)
Newmont Corp.	143	01/19/24	USD	42.50	USD	592	(10,225)

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Packaging Corp. of America	200	01/19/24	USD	165.00	USD	3,258	$(44,000)
Schlumberger NV	110	01/19/24	USD	52.50	USD	572	(15,070)
Schlumberger NV	112	01/19/24	USD	55.00	USD	583	(5,992)
Shell PLC, ADR	658	01/19/24	USD	65.00	USD	4,330	(111,860)
Stelco Holdings, Inc.	780	01/19/24	CAD	44.00	CAD	3,915	(394,400)
Stelco Holdings, Inc.	159	01/19/24	CAD	41.00	CAD	798	(113,996)
Teck Resources Ltd., Class B	512	01/19/24	USD	40.00	USD	2,164	(143,616)
Vale SA, ADR	1,576	01/19/24	USD	16.00	USD	2,500	(54,372)
Alcoa Corp.	178	01/26/24	USD	27.00	USD	605	(128,605)
Barrick Gold Corp.	600	01/26/24	USD	17.00	USD	1,085	(81,300)
Chevron Corp.	343	01/26/24	USD	145.00	USD	5,116	(220,377)
ConocoPhillips	23	01/26/24	USD	116.00	USD	267	(7,418)
EOG Resources, Inc.	176	01/26/24	USD	121.50	USD	2,129	(49,280)
Exxon Mobil Corp.	287	01/26/24	USD	106.00	USD	2,869	(18,655)
Freeport-McMoRan, Inc.	871	01/26/24	USD	42.00	USD	3,708	(160,699)
Newmont Corp.	328	01/26/24	USD	45.00	USD	1,358	(11,152)
Nutrien Ltd.	350	01/26/24	USD	58.00	USD	1,972	(42,875)
Schlumberger NV	162	01/26/24	USD	56.00	USD	843	(8,262)
Shell PLC, ADR	1,105	01/26/24	USD	67.00	USD	7,271	(99,450)
ConocoPhillips	87	02/02/24	USD	121.00	USD	1,010	(15,225)
Newmont Corp.	7	02/02/24	USD	44.00	USD	29	(459)
Vale SA, ADR	2,390	02/05/24	USD	15.90	USD	3,791	(141,851)
Bunge Global SA	295	02/07/24	USD	105.01	USD	2,978	(52,643)
AGCO Corp.	161	02/16/24	USD	120.00	USD	1,955	(114,310)
Alcoa Corp.	143	02/16/24	USD	30.00	USD	486	(74,002)
Archer-Daniels-Midland Co.	226	02/16/24	USD	77.50	USD	1,632	(15,820)
Avery Dennison Corp.	132	02/16/24	USD	201.00	USD	2,669	(107,099)
Barrick Gold Corp.	600	02/16/24	USD	19.00	USD	1,085	(28,500)
BHP Group Ltd., ADR	956	02/16/24	USD	62.50	USD	6,530	(664,420)
Canadian Natural Resources Ltd.	202	02/16/24	CAD	86.00	CAD	1,754	(59,073)
ConocoPhillips	171	02/16/24	USD	120.00	USD	1,985	(48,564)
Freeport-McMoRan, Inc.	344	02/16/24	USD	39.00	USD	1,464	(153,080)
Packaging Corp. of America	182	02/16/24	USD	170.00	USD	2,965	(60,970)
Shell PLC, ADR	1,153	02/16/24	USD	67.50	USD	7,587	(147,007)
Stelco Holdings, Inc.	560	02/16/24	CAD	46.00	CAD	2,811	(258,858)
Vale SA, ADR	2,390	02/16/24	USD	16.00	USD	3,791	(152,960)
Vale SA, ADR	2,334	02/27/24	USD	15.87	USD	3,702	(181,529)

							$(7,351,557)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BHP Group Ltd., ADR	JPMorgan Chase Bank N.A.	67,200	01/04/24	USD	63.08	USD	4,590	$(356,206)
Galp Energia SGPS SA	Goldman Sachs International	87,100	01/04/24	EUR	13.73	EUR	1,161	(2,739)
Rio Tinto PLC	Goldman Sachs International	48,300	01/05/24	GBP	56.22	GBP	2,819	(145,938)
UPM-Kymmene OYJ	Bank of America N.A.	95,400	01/10/24	EUR	33.52	EUR	3,260	(89,024)
Anglo American PLC	Morgan Stanley & Co. International PLC	105,700	01/11/24	GBP	21.58	GBP	2,075	(4,861)
Glencore PLC	Morgan Stanley & Co. International PLC	955,400	01/11/24	GBP	4.55	GBP	4,505	(240,540)
Smurfit Kappa Group PLC	Bank of America N.A.	78,700	01/11/24	EUR	32.70	EUR	2,826	(282,159)
UPM-Kymmene OYJ	UBS AG	69,500	01/17/24	EUR	33.08	EUR	2,375	(100,152)
UPM-Kymmene OYJ	UBS AG	37,300	01/17/24	EUR	33.34	EUR	1,274	(45,422)
Glencore PLC	Bank of America N.A.	1,689,257	01/23/24	GBP	4.55	GBP	7,966	(486,045)
Graphic Packaging Holding Co.	Bank of America N.A.	69,300	01/25/24	USD	23.67	USD	1,708	(88,904)
Rio Tinto PLC	Goldman Sachs International	48,300	01/25/24	GBP	56.76	GBP	2,819	(160,446)
BP PLC	Morgan Stanley & Co. International PLC	1,612,500	01/30/24	GBP	4.87	GBP	7,499	(105,174)
Smurfit Kappa Group PLC	Goldman Sachs International	99,200	01/30/24	EUR	34.87	EUR	3,562	(195,104)
TotalEnergies SE	Morgan Stanley & Co. International PLC	258,800	01/30/24	EUR	63.63	EUR	15,941	(129,583)
Galp Energia SGPS SA	Bank of America N.A.	75,400	02/01/24	EUR	13.66	EUR	1,005	(18,789)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BP PLC	Bank of America N.A.	654,400	02/08/24	GBP	4.68	GBP	3,043	$(120,757)
Graphic Packaging Holding Co.	Bank of America N.A.	69,300	02/14/24	USD	23.78	USD	1,708	(97,660)

								$(2,669,503)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,600,359	$(4,844,088)	$(10,021,060)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$10,021,060	$—	$—	$—	$10,021,060

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(1,777,915)	$—	$—	$—	$(1,777,915)
Options written	—	—	21,043,307	—	—	—	21,043,307

	$—	$—	$19,265,392	$—	$—	$—	$19,265,392

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(6,718,319)	$—	$—	$—	$(6,718,319)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$7,632,191

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$10,021,060

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,021,060

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(7,351,557)

Total derivative assets and liabilities subject to an MNA	$—	$2,669,503

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$1,183,338	$—	$(1,183,338)	$—	$—
Goldman Sachs International	504,227	—	(504,227)	—	—
JPMorgan Chase Bank N.A.	356,206	—	(356,206)	—	—
Morgan Stanley & Co. International PLC	480,158	—	(480,158)	—	—
UBS AG	145,574	—	—	—	145,574

	$2,669,503	$—	$(2,523,929)	$—	$145,574

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$51,991,064	$—	$—	$51,991,064
Containers & Packaging	40,116,719	26,975,801	—	67,092,520
Energy Equipment & Services	12,133,438	—	—	12,133,438
Food Products	35,883,218	—	7,776,854	43,660,072
Machinery	16,930,869	—	—	16,930,869
Metals & Mining	231,002,091	102,657,604	12	333,659,707
Oil, Gas & Consumable Fuels	234,790,277	98,707,714	608	333,498,599
Paper & Forest Products	—	20,549,300	—	20,549,300
Corporate Bonds	—	7,200,000	—	7,200,000
Short-Term Securities
Money Market Funds	14,160,077	—	—	14,160,077

	$637,007,753	$256,090,419	$7,777,474	900,875,646

Investments Valued at NAV (a)				6,150,469

				$907,026,115

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2023	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(6,810,650)	$(3,210,410)	$—	$(10,021,060)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks

Assets
Opening balance, as of December 31, 2022	$9,267,847
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation) (a)(b)	(1,490,373)
Purchases	—
Sales	—

Closing balance, as of December 31, 2023	$7,777,474

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (b)	$(1,490,373)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.0%
Tesla, Inc. (a)(b)	129,453	$32,166,482

Broadline Retail — 1.6%
MercadoLibre, Inc. (b)	16,617	26,114,280

Communications Equipment — 1.2%
Accton Technology Corp.	1,151,000	19,563,294

Consumer Finance — 0.9%
Kaspi.KZ JSC, GDR, Registered Shares	166,340	15,303,280

Diversified Consumer Services — 0.1%
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729) (b)(c)(d)	4,651	975,251

Electronic Equipment, Instruments & Components — 4.9%
Coherent Corp. (b)	154,995	6,746,931
Ibiden Co. Ltd.	209,800	11,573,763
Jabil, Inc.	222,958	28,404,849
Lotes Co. Ltd.	243,000	8,449,942
Sunny Optical Technology Group Co. Ltd.	749,900	6,817,254
TDK Corp.	156,500	7,421,912
Yageo Corp.	571,000	11,087,355

		80,502,006

Entertainment — 3.6%
Nexon Co. Ltd.	195,500	3,555,967
Nintendo Co. Ltd.	186,900	9,725,130
Roku, Inc., Class A (b)	79,125	7,252,598
Spotify Technology SA (b)	82,970	15,590,893
Take-Two Interactive Software, Inc. (b)	142,462	22,929,259

		59,053,847

Financial Services — 0.5%
Wise PLC, Class A (b)	763,574	8,492,073

Hotels, Restaurants & Leisure — 0.4%
Expedia Group, Inc. (b)	39,542	6,002,080

Interactive Media & Services — 2.0%
Kakao Corp.	187,210	7,853,398
NAVER Corp. (b)	70,822	12,253,638
Pinterest, Inc., Class A (b)	325,200	12,045,408

		32,152,444

IT Services — 5.6%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000) (b)(c)(d)	400,000	17,944,000
Cloudflare, Inc., Class A (b)	103,807	8,642,971
CNEX Labs, Inc., (Acquired 12/ 14/21, Cost: $5,699,998) (b)(c)(d)	1,161,804	2,358,462
Farmer’s Business Network, Inc. (b)(c)	361,834	1,418,389
Klarna Holdings AB, Ordinary Shares, (Acquired 08/07/19, Cost: $23,354,997) (b)(c)(d)	86,839	24,620,016
MongoDB, Inc., Class A (b)(e)(f)	69,850	28,558,173
NEC Corp.	123,500	7,297,138

		90,839,149

Machinery — 0.4%
Harmonic Drive Systems, Inc.	236,600	6,961,217

Media — 1.6%
Informa PLC	2,631,592	26,174,876

Security	Shares	Value

Professional Services — 1.9%
Legalzoom.com, Inc. (b)	635,469	$7,180,800
Wolters Kluwer NV, Class C	164,326	23,378,574

		30,559,374

Real Estate Management & Development — 0.7%
Zillow Group, Inc., Class C (b)	204,329	11,822,476

Semiconductors & Semiconductor Equipment — 25.1%
AIXTRON SE	191,444	8,151,211
Alchip Technologies Ltd.	162,000	17,213,846
Alphawave IP Group PLC (b)	4,742,583	7,784,301
Amkor Technology, Inc.	217,640	7,240,883
ARM Holdings PLC, ADR (b)(f)	173,541	13,040,738
ASM International NV	51,003	26,545,761
BE Semiconductor Industries NV	161,788	24,426,095
Credo Technology Group Holding Ltd. (b)	1,402,517	27,307,006
eMemory Technology, Inc.	100,000	7,951,434
King Yuan Electronics Co. Ltd.	2,316,000	6,392,516
Lasertec Corp.	72,400	19,006,914
Lattice Semiconductor Corp. (b)	278,514	19,214,681
Marvell Technology, Inc. (e)	273,265	16,480,612
Monolithic Power Systems, Inc. (e)	38,890	24,531,034
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000) (b)(c)(d)	10,189	—
NVIDIA Corp. (a)	163,273	80,856,055
Phison Electronics Corp.	480,000	8,113,364
Rambus, Inc. (b)	325,023	22,182,820
SK Hynix, Inc.	286,367	31,253,502
SOITEC (b)	145,996	26,125,167
Wolfspeed, Inc. (b)(e)	335,547	14,599,650

		408,417,590

Software — 17.4%
Altium Ltd.	750,551	23,925,740
Appier Group, Inc. (b)	488,100	6,373,877
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686) (b)(c)(d)	343,659	26,551,094
Datadog, Inc., Class A (b)	93,787	11,383,866
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813) (b)(c)(d)	92,093	424,549
Freee KK (b)	416,300	8,984,394
HashiCorp, Inc., Class A (b)	338,505	8,002,258
Kinaxis, Inc. (b)	84,207	9,450,529
Klaviyo, Inc., Series A (b)	543,117	15,087,790
Manhattan Associates, Inc. (b)	36,367	7,830,542
Palo Alto Networks, Inc. (b)(f)	96,500	28,455,920
Samsara, Inc., Class A (b)	429,023	14,320,788
SentinelOne, Inc., Class A (b)	392,516	10,770,639
SiteMinder Ltd. (b)	3,068,245	10,722,903
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593) (b)(c)(d)	500,250	4,352,175
Snyk Ltd., Ordinary Shares, (Acquired 11/02/20, Cost: $9,287,400) (b)(c)(d)	1,267,643	13,842,662
Synopsys, Inc. (b)(e)	115,666	59,557,580
Unity Software, Inc. (b)	223,386	9,134,254
Xero Ltd. (b)	185,993	14,189,133

		283,360,693

Technology Hardware, Storage & Peripherals — 3.5%
Pure Storage, Inc., Class A (b)	655,052	23,359,154
Super Micro Computer, Inc. (b)	26,070	7,410,658
Western Digital Corp. (b)	205,636	10,769,157

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Wistron Corp.	1,842,000	$5,892,734
Wiwynn Corp.	174,000	10,302,628

		57,734,331

Total Common Stocks — 73.4% (Cost: $814,553,709)		1,196,194,743

Preferred Securities

Preferred Stocks — 27.5% (b)(c)(d)

Communications Equipment — 1.0%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)	775,515	15,456,014

Consumer Staples Distribution & Retail — 2.4%
GrubMarket, Inc., Series D, (Acquired 07/23/20, Cost: $8,000,001)	1,762,969	39,843,099

Diversified Consumer Services — 1.6%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)	850	25,413,540
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)	4,920	1,031,657

		26,445,197

Entertainment — 0.4%
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	6,493,479

Financial Services (g) — 1.3%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	10,782,390
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	10,782,390

		21,564,780

Interactive Media & Services — 3.1%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $33,777,337)	308,260	50,306,991

IT Services — 1.5%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	10,859,057
TRAX Ltd.
(Acquired 09/12/19, Cost: $10,999,988)	293,333	7,978,658
(Acquired 02/18/21, Cost: $9,999,998)	191,806	5,217,123

		24,054,838

Professional Services — 0.8%
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	13,034,687

Semiconductors & Semiconductor Equipment — 7.0%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	47,056,793
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	21,672,950
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	40,678,784
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	4,706,040

		114,114,567

Software — 8.4%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	71,236,656

Security	Shares	Value

Software (continued)
Databricks, Inc. (continued)
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	$24,175,349
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	5,022,839
Snorkel AI, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	2,157,104
Snyk Ltd., Seed Preferred, (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	29,090,181
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	3,711,593
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,271,760

		137,665,482

		448,979,134

Total Preferred Securities — 27.5% (Cost: $302,189,243)		448,979,134

Total Long-Term Investments — 100.9% (Cost: $1,116,742,952)		1,645,173,877

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (h)(i)	1,471,804	1,471,804
SL Liquidity Series, LLC, Money Market Series, 5.58% (h)(i)(j)	2,877,856	2,878,719

Total Short-Term Securities — 0.3% (Cost: $4,349,961)		4,350,523

Total Investments Before Options Written — 101.2% (Cost: $1,121,092,913)		1,649,524,400

Options Written — (1.2)% (Premiums Received: $(14,635,894))		(18,907,082)

Total Investments, Net of Options Written — 100.0% (Cost: $1,106,457,019)		1,630,617,318
Liabilities in Excess of Other Assets — 0.0%		(793,089)

Net Assets — 100.0%		$1,629,824,229

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $540,047,343, representing 33.1% of its net assets as of period end, and an original cost of $397,549,459.

(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,683,361	$—		$(19,211,557	) (a)	$—	$—	$1,471,804	1,471,804	$395,145		$—
SL Liquidity Series, LLC, Money Market Series	—	2,865,526	(a)	—		12,631	562	2,878,719	2,877,856	78,328	(b)	—

						$12,631	$562	$4,350,523		$473,473		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Credo Technology Group Holding Ltd.	787	01/04/24	USD	19.75	USD	1,532	$(24,289)
MercadoLibre, Inc.	16	01/05/24	USD	1,600.00	USD	2,514	(15,680)
NVIDIA Corp.	84	01/05/24	USD	490.00	USD	4,160	(85,680)
Pinterest, Inc., Class A	423	01/05/24	USD	33.00	USD	1,567	(173,430)
SentinelOne, Inc., Class A	378	01/05/24	USD	24.00	USD	1,037	(160,650)
Super Micro Computer, Inc.	42	01/05/24	USD	290.00	USD	1,194	(21,840)
Tesla, Inc.	80	01/05/24	USD	255.00	USD	1,988	(30,200)
Wolfspeed, Inc.	356	01/05/24	USD	45.00	USD	1,549	(30,260)
ARM Holdings PLC, ADR	346	01/12/24	USD	75.00	USD	2,600	(99,302)
Cloudflare, Inc., Class A	217	01/12/24	USD	80.00	USD	1,807	(100,363)
Credo Technology Group Holding Ltd.	720	01/12/24	USD	16.75	USD	1,402	(201,691)
Datadog, Inc., Class A	178	01/12/24	USD	125.00	USD	2,161	(26,522)
Expedia Group, Inc.	98	01/12/24	USD	145.00	USD	1,488	(78,645)
Marvell Technology, Inc.	284	01/12/24	USD	56.00	USD	1,713	(131,350)
MercadoLibre, Inc.	3	01/12/24	USD	1,620.00	USD	471	(4,650)
MongoDB, Inc., Class A	44	01/12/24	USD	430.00	USD	1,799	(19,800)
NVIDIA Corp.	96	01/12/24	USD	475.00	USD	4,754	(245,520)
NVIDIA Corp.	96	01/12/24	USD	485.00	USD	4,754	(177,120)
Palo Alto Networks, Inc.	246	01/12/24	USD	305.00	USD	7,254	(70,479)
Roku, Inc., Class A	166	01/12/24	USD	112.00	USD	1,522	(2,656)
SentinelOne, Inc., Class A	340	01/12/24	USD	21.50	USD	933	(214,200)
Spotify Technology SA	109	01/12/24	USD	210.00	USD	2,048	(2,725)
Take-Two Interactive Software, Inc.	203	01/12/24	USD	162.50	USD	3,267	(42,427)
Tesla, Inc.	217	01/12/24	USD	255.00	USD	5,392	(133,997)
Unity Software, Inc.	343	01/12/24	USD	33.00	USD	1,403	(261,537)
Wolfspeed, Inc.	645	01/12/24	USD	40.00	USD	2,806	(280,575)
ARM Holdings PLC, ADR	338	01/19/24	USD	55.00	USD	2,540	(687,830)
Cloudflare, Inc., Class A	394	01/19/24	USD	85.00	USD	3,280	(97,909)
Credo Technology Group Holding Ltd.	2,176	01/19/24	USD	20.00	USD	4,237	(125,120)
Datadog, Inc., Class A	165	01/19/24	USD	125.00	USD	2,003	(36,548)
Expedia Group, Inc.	61	01/19/24	USD	120.00	USD	926	(197,182)
Jabil, Inc.	446	01/19/24	USD	130.00	USD	5,682	(86,970)
Kinaxis, Inc.	166	01/19/24	CAD	155.00	CAD	2,469	(23,490)
Klaviyo, Inc., Series A	555	01/19/24	USD	35.00	USD	1,542	(22,200)
Klaviyo, Inc., Series A	555	01/19/24	USD	32.50	USD	1,542	(8,325)
Legalzoom.com, Inc.	1,474	01/19/24	USD	12.50	USD	1,666	(14,740)
Manhattan Associates, Inc.	80	01/19/24	USD	230.00	USD	1,723	(7,200)
Marvell Technology, Inc.	295	01/19/24	USD	52.50	USD	1,779	(236,000)
Marvell Technology, Inc.	106	01/19/24	USD	61.00	USD	639	(16,748)
MercadoLibre, Inc.	22	01/19/24	USD	1,600.00	USD	3,457	(66,110)
MongoDB, Inc., Class A	55	01/19/24	USD	410.00	USD	2,249	(78,375)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
NVIDIA Corp.	113	01/19/24	USD	490.00	USD	5,596	$(207,920)
Palo Alto Networks, Inc.	88	01/19/24	USD	286.67	USD	2,595	(117,700)
Pinterest, Inc., Class A	284	01/19/24	USD	35.00	USD	1,052	(68,586)
Rambus, Inc.	630	01/19/24	USD	70.00	USD	4,300	(129,150)
Roku, Inc., Class A	150	01/19/24	USD	105.00	USD	1,375	(12,450)
Samsara, Inc., Class A	550	01/19/24	USD	30.00	USD	1,836	(214,500)
Samsara, Inc., Class A	123	01/19/24	USD	40.00	USD	411	(2,460)
SentinelOne, Inc., Class A	378	01/19/24	USD	24.00	USD	1,037	(139,860)
Spotify Technology SA	125	01/19/24	USD	185.00	USD	2,349	(90,625)
Super Micro Computer, Inc.	30	01/19/24	USD	330.00	USD	853	(9,225)
Synopsys, Inc.	157	01/19/24	USD	540.00	USD	8,084	(57,305)
Take-Two Interactive Software, Inc.	190	01/19/24	USD	155.00	USD	3,058	(143,449)
Tesla, Inc.	179	01/19/24	USD	246.67	USD	4,448	(211,667)
Unity Software, Inc.	408	01/19/24	USD	35.00	USD	1,668	(251,940)
Wolfspeed, Inc.	356	01/19/24	USD	47.50	USD	1,549	(48,060)
Zillow Group, Inc., Class C	230	01/19/24	USD	45.00	USD	1,331	(300,150)
Marvell Technology, Inc.	408	01/26/24	USD	55.00	USD	2,461	(244,800)
MercadoLibre, Inc.	25	01/26/24	USD	1,625.00	USD	3,929	(71,625)
MongoDB, Inc., Class A	101	01/26/24	USD	400.00	USD	4,129	(233,562)
NVIDIA Corp.	122	01/26/24	USD	495.00	USD	6,042	(227,530)
Pinterest, Inc., Class A	190	01/26/24	USD	36.00	USD	704	(36,385)
Spotify Technology SA	97	01/26/24	USD	200.00	USD	1,823	(24,493)
Super Micro Computer, Inc.	32	01/26/24	USD	320.00	USD	910	(24,160)
Tesla, Inc.	169	01/26/24	USD	270.00	USD	4,199	(104,358)
Western Digital Corp.	199	01/26/24	USD	53.00	USD	1,042	(31,641)
NVIDIA Corp.	143	02/02/24	USD	505.00	USD	7,082	(244,172)
Tesla, Inc.	143	02/02/24	USD	279.65	USD	3,553	(77,350)
Western Digital Corp.	622	02/09/24	USD	53.00	USD	3,257	(154,878)
Credo Technology Group Holding Ltd.	2,060	02/16/24	USD	20.00	USD	4,011	(216,300)
Kinaxis, Inc.	170	02/16/24	CAD	160.00	CAD	2,528	(43,942)
MongoDB, Inc., Class A	79	02/16/24	USD	480.00	USD	3,230	(40,488)
Monolithic Power Systems, Inc.	99	02/16/24	USD	630.00	USD	6,245	(408,870)
Pinterest, Inc., Class A	403	02/16/24	USD	35.00	USD	1,493	(151,125)
Rambus, Inc.	670	02/16/24	USD	70.00	USD	4,573	(278,050)
Samsara, Inc., Class A	673	02/16/24	USD	36.09	USD	2,246	(131,839)
Take-Two Interactive Software, Inc.	192	02/16/24	USD	165.00	USD	3,090	(105,600)
Unity Software, Inc.	589	02/16/24	USD	39.00	USD	2,408	(276,830)
Datadog, Inc., Class A	32	03/15/24	USD	140.00	USD	388	(11,280)
Monolithic Power Systems, Inc.	70	03/15/24	USD	640.00	USD	4,415	(314,650)
Samsara, Inc., Class A	760	03/15/24	USD	40.00	USD	2,537	(125,400)
SentinelOne, Inc., Class A	474	03/15/24	USD	32.00	USD	1,301	(46,215)
Zillow Group, Inc., Class C	460	03/15/24	USD	60.00	USD	2,662	(186,300)

							$(10,157,225)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Kaspi.KZ JSC, GDR, Registered Shares	Bank of America N.A.	2,300	01/04/24	USD	93.03	USD	212	$(2,331)
Palo Alto Networks, Inc.	Citibank N.A.	8,700	01/04/24	USD	256.59	USD	2,565	(335,177)
SiteMinder Ltd.	Goldman Sachs International	43,200	01/04/24	AUD	4.61	AUD	222	(15,304)
SK Hynix, Inc.	JPMorgan Chase Bank N.A.	6,800	01/04/24	KRW	138,107.44	KRW	955,799	(23,105)
Lattice Semiconductor Corp.	JPMorgan Chase Bank N.A.	39,900	01/08/24	USD	79.66	USD	2,753	(1,309)
Altium Ltd.	UBS AG	56,900	01/09/24	AUD	44.26	AUD	2,662	(105,046)
BE Semiconductor Industries NV	Bank of America N.A.	12,800	01/09/24	EUR	115.92	EUR	1,751	(292,773)
SiteMinder Ltd.	UBS AG	46,400	01/09/24	AUD	4.82	AUD	238	(10,550)
SOITEC	Bank of America N.A.	4,400	01/09/24	EUR	167.27	EUR	713	(5,552)
Yageo Corp.	Morgan Stanley & Co. International PLC	116,000	01/09/24	TWD	559.98	TWD	69,128	(125,134)
Alphawave IP Group PLC	Barclays Bank PLC	100,000	01/10/24	GBP	1.15	GBP	129	(18,046)
Informa PLC	Bank of America N.A.	72,600	01/10/24	GBP	7.34	GBP	567	(45,121)

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Synopsys, Inc.	UBS AG	16,000	01/10/24	USD	539.69	USD	8,239	$(31,870)
Kaspi.KZ JSC, GDR, Registered Shares	Bank of America N.A.	3,000	01/11/24	USD	94.55	USD	276	(3,476)
Wise PLC, Class A	Bank of America N.A.	95,000	01/11/24	GBP	7.59	GBP	829	(143,867)
AIXTRON SE	UBS AG	76,500	01/12/24	EUR	34.41	EUR	2,950	(366,695)
Alphawave IP Group PLC	UBS AG	150,000	01/12/24	GBP	1.21	GBP	193	(18,254)
Freee KK	Citibank N.A.	87,400	01/12/24	JPY	3,664.75	JPY	265,958	(5,273)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	8,000	01/12/24	USD	98.58	USD	736	(2,899)
Pure Storage, Inc., Class A	JPMorgan Chase Bank N.A.	160,000	01/12/24	USD	36.98	USD	5,706	(53,494)
SiteMinder Ltd.	UBS AG	67,000	01/12/24	AUD	5.14	AUD	344	(5,394)
SK Hynix, Inc.	JPMorgan Chase Bank N.A.	33,000	01/12/24	KRW	124,206.67	KRW	4,638,438	(447,461)
Altium Ltd.	Goldman Sachs International	34,500	01/17/24	AUD	44.43	AUD	1,614	(63,802)
Kaspi.KZ JSC, GDR, Registered Shares	Bank of America N.A.	3,000	01/17/24	USD	94.45	USD	276	(4,824)
Yageo Corp.	Morgan Stanley & Co. International PLC	116,000	01/17/24	TWD	555.90	TWD	69,128	(145,184)
Alphawave IP Group PLC	Morgan Stanley & Co. International PLC	80,000	01/18/24	GBP	1.15	GBP	103	(15,271)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	40,100	01/18/24	EUR	126.33	EUR	5,484	(506,213)
Ibiden Co. Ltd.	Societe Generale	80,600	01/18/24	JPY	8,027.85	JPY	626,936	(122,574)
SiteMinder Ltd.	Goldman Sachs International	92,500	01/18/24	AUD	4.78	AUD	474	(24,339)
SOITEC	Morgan Stanley & Co. International PLC	7,100	01/18/24	EUR	169.69	EUR	1,151	(11,330)
Wolters Kluwer NV, Class C	Goldman Sachs International	65,700	01/18/24	EUR	124.95	EUR	8,467	(336,324)
Alphawave IP Group PLC	UBS AG	150,000	01/23/24	GBP	1.22	GBP	193	(19,305)
Altium Ltd.	UBS AG	54,400	01/23/24	AUD	45.84	AUD	2,545	(65,238)
Altium Ltd.	UBS AG	37,100	01/23/24	AUD	45.77	AUD	1,736	(45,830)
ASM International NV	Bank of America N.A.	22,200	01/23/24	EUR	461.39	EUR	10,467	(499,410)
BE Semiconductor Industries NV	Bank of America N.A.	15,200	01/23/24	EUR	132.60	EUR	2,079	(117,506)
Informa PLC	Goldman Sachs International	329,500	01/23/24	GBP	7.74	GBP	2,571	(71,849)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	01/23/24	USD	104.55	USD	276	(586)
Lattice Semiconductor Corp.	Citibank N.A.	3,000	01/23/24	USD	62.43	USD	207	(22,725)
Lotes Co. Ltd.	Morgan Stanley & Co. International PLC	28,000	01/23/24	TWD	916.70	TWD	29,882	(142,709)
SiteMinder Ltd.	UBS AG	67,000	01/23/24	AUD	5.24	AUD	344	(5,357)
Wise PLC, Class A	UBS AG	90,000	01/23/24	GBP	8.32	GBP	785	(76,094)
Wise PLC, Class A	UBS AG	10,900	01/23/24	GBP	8.44	GBP	95	(8,138)
Xero Ltd.	Goldman Sachs International	40,300	01/23/24	AUD	105.92	AUD	4,512	(231,619)
Alphawave IP Group PLC	UBS AG	80,000	01/24/24	GBP	1.18	GBP	103	(13,624)
SiteMinder Ltd.	UBS AG	50,000	01/24/24	AUD	4.98	AUD	256	(8,621)
Accton Technology Corp.	JPMorgan Chase Bank N.A.	111,600	01/25/24	TWD	584.60	TWD	58,215	(18,870)
NEC Corp.	Citibank N.A.	24,700	01/25/24	JPY	8,391.41	JPY	205,779	(33,021)
SOITEC	Morgan Stanley & Co. International PLC	7,100	01/25/24	EUR	169.69	EUR	1,151	(17,793)
Xero Ltd.	Goldman Sachs International	42,300	01/25/24	AUD	105.71	AUD	4,735	(251,864)
Alphawave IP Group PLC	Goldman Sachs International	80,000	01/30/24	GBP	1.24	GBP	103	(10,102)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	01/30/24	USD	104.55	USD	276	(994)
NAVER Corp.	JPMorgan Chase Bank N.A.	28,300	01/30/24	KRW	219,950.00	KRW	6,306,166	(220,304)
SiteMinder Ltd.	Goldman Sachs International	50,000	01/30/24	AUD	4.99	AUD	256	(9,088)
Legalzoom.com, Inc.	Morgan Stanley & Co. International PLC	118,400	01/31/24	USD	11.56	USD	1,338	(45,204)
Manhattan Associates, Inc.	UBS AG	6,500	01/31/24	USD	220.21	USD	1,400	(46,499)
Synopsys, Inc.	Citibank N.A.	16,100	01/31/24	USD	582.67	USD	8,290	(26,113)
Wise PLC, Class A	Goldman Sachs International	30,000	01/31/24	GBP	9.42	GBP	262	(7,626)
Alphawave IP Group PLC	UBS AG	150,000	02/01/24	GBP	1.21	GBP	193	(23,139)
Altium Ltd.	UBS AG	60,400	02/01/24	AUD	46.58	AUD	2,825	(63,634)
Freee KK	Societe Generale	94,600	02/01/24	JPY	3,141.60	JPY	287,868	(119,557)
Informa PLC	UBS AG	343,500	02/01/24	GBP	7.79	GBP	2,680	(73,212)
Kaspi.KZ JSC, GDR, Registered Shares	Bank of America N.A.	8,000	02/01/24	USD	99.70	USD	736	(8,380)
Lasertec Corp.	Societe Generale	37,300	02/01/24	JPY	36,077.60	JPY	1,380,705	(637,500)
Lotes Co. Ltd.	Bank of America N.A.	12,000	02/01/24	TWD	968.20	TWD	12,807	(45,087)
SOITEC	Morgan Stanley & Co. International PLC	7,100	02/01/24	EUR	169.69	EUR	1,151	(24,575)
Accton Technology Corp.	JPMorgan Chase Bank N.A.	349,000	02/05/24	TWD	552.44	TWD	182,052	(183,410)
Alchip Technologies Ltd.	JPMorgan Chase Bank N.A.	65,000	02/05/24	TWD	3,942.00	TWD	211,973	(74,722)
eMemory Technology, Inc.	JPMorgan Chase Bank N.A.	60,000	02/05/24	TWD	2,819.50	TWD	146,420	(86,536)
Lotes Co. Ltd.	JPMorgan Chase Bank N.A.	57,000	02/05/24	TWD	1,009.40	TWD	60,831	(162,588)
Wiwynn Corp.	JPMorgan Chase Bank N.A.	70,000	02/05/24	TWD	1,799.20	TWD	127,204	(301,629)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	02/06/24	USD	104.55	USD	276	(1,543)
Lattice Semiconductor Corp.	Goldman Sachs International	27,800	02/06/24	USD	62.25	USD	1,918	(239,848)
Nintendo Co., Ltd.	BNP Paribas SA	72,800	02/06/24	JPY	7,099.15	JPY	534,117	(196,929)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Samsara, Inc., Class A	Bank of America N.A.	41,000	02/06/24	USD	27.90	USD	1,369	$(247,799)
SK Hynix, Inc.	Morgan Stanley & Co. International PLC	19,000	02/06/24	KRW	139,072.00	KRW	2,670,616	(100,531)
Alphawave IP Group PLC	UBS AG	150,000	02/07/24	GBP	1.23	GBP	193	(21,456)
Altium Ltd.	UBS AG	57,000	02/07/24	AUD	47.48	AUD	2,666	(47,928)
Informa PLC	Goldman Sachs International	307,100	02/07/24	GBP	7.90	GBP	2,396	(49,052)
NEC Corp.	Societe Generale	24,700	02/07/24	JPY	8,391.41	JPY	205,779	(41,357)
SOITEC	UBS AG	7,000	02/07/24	EUR	167.99	EUR	1,135	(33,933)
Appier Group, Inc.	Citibank N.A.	195,300	02/08/24	JPY	1,629.72	JPY	359,597	(374,989)
SiteMinder Ltd.	Goldman Sachs International	92,000	02/08/24	AUD	5.05	AUD	472	(15,939)
Wise PLC, Class A	UBS AG	79,600	02/08/24	GBP	8.72	GBP	695	(52,171)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	02/13/24	USD	104.55	USD	276	(2,054)
SiteMinder Ltd.	Goldman Sachs International	92,000	02/13/24	AUD	5.05	AUD	472	(16,770)
SOITEC	Bank of America N.A.	8,300	02/13/24	EUR	171.44	EUR	1,345	(37,707)
Alphawave IP Group PLC	Barclays Bank PLC	100,000	02/14/24	GBP	1.30	GBP	129	(10,457)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	02/21/24	USD	104.55	USD	276	(2,601)
SiteMinder Ltd.	JPMorgan Chase Bank N.A.	92,000	02/21/24	AUD	5.05	AUD	472	(18,020)
SOITEC	Bank of America N.A.	8,200	02/21/24	EUR	171.44	EUR	1,329	(43,893)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	02/28/24	USD	104.55	USD	276	(3,252)
SOITEC	Barclays Bank PLC	9,100	02/28/24	EUR	168.35	EUR	1,475	(64,870)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	03/05/24	USD	104.55	USD	276	(3,791)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	03/12/24	USD	104.55	USD	276	(4,396)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	03/19/24	USD	104.55	USD	276	(4,979)
Kaspi.KZ JSC, GDR, Registered Shares	Morgan Stanley & Co. International PLC	3,000	03/26/24	USD	104.55	USD	276	(5,542)

								$(8,749,857)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$3,605,089	$(7,876,277)	$(18,907,082)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$18,907,082	$—	$—	$—	$18,907,082

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(4,070,240)	$—	$—	$—	$(4,070,240)
Options written	—	—	(25,763,522)	—	—	—	(25,763,522)

	$—	$—	$(29,833,762)	$—	$—	$—	$(29,833,762)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(13,974,383)	$—	$—	$—	$(13,974,383)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$20,879,531

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$18,907,082

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	18,907,082

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,157,225)

Total derivative assets and liabilities subject to an MNA	$—	$8,749,857

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$1,497,726	$—	$—	$(1,497,726)	$—
Barclays Bank PLC	93,373	—	—	—	93,373
BNP Paribas SA	196,929	—	(167,880)	—	29,049
Citibank N.A.	797,298	—	—	(797,298)	—
Goldman Sachs International	1,343,526	—	(1,343,526)	—	—
JPMorgan Chase Bank N.A.	1,591,448	—	(1,591,448)	—	—
Morgan Stanley & Co. International PLC	1,166,581	—	(1,166,581)	—	—
Societe Generale	920,988	—	(920,988)	—	—
UBS AG	1,141,988	—	(1,141,988)	—	—

	$8,749,857	$—	$(6,332,411)	$(2,295,024)	$122,422

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$32,166,482	$—	$—	$32,166,482
Broadline Retail	26,114,280	—	—	26,114,280
Communications Equipment	—	19,563,294	—	19,563,294
Consumer Finance	15,303,280	—	—	15,303,280
Diversified Consumer Services	—	—	975,251	975,251
Electronic Equipment, Instruments & Components	35,151,780	45,350,226	—	80,502,006
Entertainment	45,772,750	13,281,097	—	59,053,847

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Financial Services	$—	$8,492,073	$—	$8,492,073
Hotels, Restaurants & Leisure	6,002,080	—	—	6,002,080
Interactive Media & Services	12,045,408	20,107,036	—	32,152,444
IT Services	37,201,144	7,297,138	46,340,867	90,839,149
Machinery	—	6,961,217	—	6,961,217
Media	—	26,174,876	—	26,174,876
Professional Services	7,180,800	23,378,574	—	30,559,374
Real Estate Management & Development	11,822,476	—	—	11,822,476
Semiconductors & Semiconductor Equipment	225,453,479	182,964,111	—	408,417,590
Software	173,994,166	64,196,047	45,170,480	283,360,693
Technology Hardware, Storage & Peripherals	41,538,969	16,195,362	—	57,734,331
Preferred Securities
Preferred Stocks	—	—	448,979,134	448,979,134
Short-Term Securities
Money Market Funds	1,471,804	—	—	1,471,804

	$671,218,898	$433,961,051	$541,465,732	1,646,645,681

Investments Valued at NAV (a)				2,878,719

				$1,649,524,400

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(9,722,056)	$(9,185,026)	$—	$(18,907,082)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2022	$94,490,236	$413,908,201	$44,581	$508,443,018
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Other (a)	(11,996,492)	11,996,492	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) (b)(c)	(1,968,145)	35,035,442	(44,581)	33,022,716
Purchases	11,960,999	—	—	11,960,999
Sales	—	(11,961,001)	—	(11,961,001)

Closing balance, as of December 31, 2023	$92,486,598	$448,979,134	$—	$541,465,732

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (c)	$(1,968,145)	$39,939,523	$—	$37,971,378

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$92,486,598	Market	Revenue Multiple	1.00x - 29.00x		14.58x

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Term Trust (BSTZ)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
			Volatility	60% - 70%		62%
			Time to Exit	1.0 - 3.0 years		1.3 years

Preferred Stocks (b)	448,979,134	Market	Revenue Multiple	1.00x - 31.00x		16.88x
			Time to Exit	2.0 - 4.0 years		3.6 years
			Volatility	39% - 80%		57%
			Market Adjustment Multiple	1.20x - 1.20x		1.20x
			Gross Profit Multiple	6.50x		—

	$541,465,732

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
For the period end December 31, 2023, the valuation technique for certain investments classified as Preferred Stocks used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments December 31, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.8%
Tesla, Inc. (a)(b)	88,868	$22,081,921

Broadline Retail (b) — 3.7%
Amazon.com, Inc.	173,939	26,428,291
MercadoLibre, Inc. (a)	11,498	18,069,567

		44,497,858

Capital Markets — 0.7%
S&P Global, Inc.	19,255	8,482,213

Communications Equipment — 1.2%
Arista Networks, Inc. (b)	36,016	8,482,128
Motorola Solutions, Inc.	16,945	5,305,310

		13,787,438

Diversified Consumer Services (b)(c)(d) — 1.0%
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)	715,323	12,267,790
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)	997	209,057

		12,476,847

Entertainment — 2.0%
Nintendo Co. Ltd.	130,100	6,769,606
Spotify Technology SA (b)	49,956	9,387,232
Take-Two Interactive Software, Inc. (b)	47,267	7,607,624

		23,764,462

Financial Services — 4.5%
Mastercard, Inc., Class A	64,052	27,318,818
Visa, Inc., Class A	79,203	20,620,501
Wise PLC, Class A (b)	499,198	5,551,821

		53,491,140

Ground Transportation — 1.0%
Uber Technologies, Inc. (b)	191,091	11,765,473

Household Durables — 0.5%
Sony Group Corp.	63,100	5,971,333

Interactive Media & Services (b) — 4.0%
Alphabet, Inc., Class A	165,332	23,095,227
Meta Platforms, Inc., Class A	71,332	25,248,675

		48,343,902

IT Services — 4.5%
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945) (b)(c)(d)	94,117	4,222,089
Farmer’s Business Network, Inc. (b)(c)	203,366	797,195
Fujitsu Ltd.	34,700	5,222,128
Klarna Holdings AB, Ordinary Shares, (Acquired 08/07/19, Cost: $7,971,978) (b)(c)(d)	26,430	7,493,258
MongoDB, Inc., Class A (b)(e)	37,832	15,467,613
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226) (b)(c)(d)	59,524	1,678,577
Shopify, Inc., Class A (b)(e)	98,199	7,649,702
Snowflake, Inc., Class A (b)	25,853	5,144,747
Teya Services Ltd., (Acquired 12/17/21, Cost: $24,999,987) (b)(c)(d)	12,871	5,557,569

		53,232,878

Security	Shares	Value

Professional Services — 1.6%
Ant Group Co., Ltd., Series C (b)(c)	1,703,548	$4,480,331
Equifax, Inc.	20,539	5,079,089
RELX PLC	239,670	9,508,622

		19,068,042

Semiconductors & Semiconductor Equipment — 24.7%
Advanced Micro Devices, Inc. (b)(f)	152,642	22,500,957
ARM Holdings PLC, ADR (b)(e)	122,687	9,219,315
ASM International NV	25,186	13,108,672
ASML Holding NV (b)	37,127	28,026,708
Broadcom, Inc. (a)	31,215	34,843,744
Credo Technology Group Holding Ltd. (b)	505,651	9,845,025
Lam Research Corp.	18,864	14,775,417
Marvell Technology, Inc.	129,364	7,801,943
Micron Technology, Inc.	214,444	18,300,651
Monolithic Power Systems, Inc. (a)	15,577	9,825,660
NVIDIA Corp. (f)	174,497	86,414,404
QUALCOMM, Inc.	41,834	6,050,451
SOITEC (b)	68,927	12,334,100
STMicroelectronics NV	111,740	5,604,762
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	76,372	7,942,688
Wolfspeed, Inc. (a)(b)	208,349	9,065,265

		295,659,762

Software — 23.6%
Adobe, Inc. (b)	15,654	9,339,177
ANSYS, Inc. (b)	22,559	8,186,210
Autodesk, Inc. (b)	28,054	6,830,588
Cadence Design Systems, Inc. (a)(b)	123,246	33,568,513
Constellation Software, Inc./Canada	3,971	9,845,521
Crowdstrike Holdings, Inc., Class A (b)	42,478	10,845,483
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476) (b)(c)(d)	59,997	4,635,368
Datadog, Inc., Class A (b)	40,806	4,953,032
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275) (b)(c)(d)	38,789	178,817
Intuit, Inc.	25,968	16,230,779
Microsoft Corp. (a)(f)	297,098	111,720,732
Oracle Corp. (a)	120,170	12,669,523
Palo Alto Networks, Inc. (b)	28,947	8,535,891
Salesforce, Inc. (b)	64,706	17,026,737
ServiceNow, Inc. (b)	19,645	13,878,996
SiteMinder Ltd. (b)	951,492	3,325,275
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636) (b)(c)(d)	66,422	577,871
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $5,192,307) (b)(c)(d)	361,972	3,952,734
Xero Ltd. (b)	77,120	5,883,372

		282,184,619

Specialty Retail — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $1,998,435) (b)(c)(d)	168,640	84,691

Technology Hardware, Storage & Peripherals — 8.8%
Apple, Inc. (a)	487,116	93,784,443

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Quanta Computer, Inc.	762,000	$5,547,679
Western Digital Corp. (b)	112,683	5,901,209

		105,233,331

Total Common Stocks — 83.6% (Cost: $553,064,487)		1,000,125,910

	Par (000)

Convertible Notes

Financial Services — 0.0%
Wyre, Inc., (Acquired: 12/14/21, Cost: $8,000,000), 6.00%, 12/08/24 (c)(d)	$80	1

Total Convertible Notes — 0.0% (Cost: $8,000,000)		1

	Shares

Preferred Securities

Preferred Stocks — 17.7% (b)(c)

Chemicals — 0.8%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977) (d)	269,284	9,290,298

Consumer Staples Distribution & Retail — 1.3%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994) (d)	709,724	16,039,762

Diversified Consumer Services (d) — 1.1%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	8,222,028
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	4,213,252
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	221,009

		12,656,289

Diversified Telecommunication Services — 0.4%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088) (d)	12,713	4,978,665

Financial Services (d)(g) — 1.0%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	2,695,330
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	2,695,330
Class L, (Acquired 09/15/21, Cost: $9,999,695)	11,420	6,109,700

		11,500,360

Interactive Media & Services — 1.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,650,746) (d)	88,075	14,373,542

IT Services (d) — 3.5%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)	493,493	2,714,212

Security	Shares	Value

IT Services (continued)
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $24,999,980)	1,088,598	$13,770,765
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	3,357,125
TRAX Ltd.
(Acquired 09/12/19, Cost: $4,000,013)	106,667	2,901,342
(Acquired 02/18/21, Cost: $1,999,989)	38,361	1,043,419

Voltron Data, Inc.
Series A, (Acquired 01/18/22, Cost: $10,000,000)	6,201,935	8,992,806
Series SEED, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	9,727,273

		42,506,942

Semiconductors & Semiconductor Equipment — 3.9%
PsiQuantum Corp. (d)
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	16,546,272
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	5,418,273
Rivos, Inc.
Series A1	2,700,557	5,887,214
Series A2	2,464,862	4,831,130
Series A3	1,027,026	2,012,971
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125) (d)	187,300	11,964,724

		46,660,584

Software (d) — 4.5%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $29,999,955)	598,682	12,763,900
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	21,586,830
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	5,880,491
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	1,310,304
Prosimo, Inc., Series B, (Acquired 11/04/21, Cost: $4,999,998)	2,515,811	3,874,349
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	2,896,195
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	337,018	3,680,237
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	1,745,507
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	370,328

		54,108,141

		212,114,583

Total Preferred Securities — 17.7% (Cost: $211,087,341)		212,114,583

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

Software — 0.0%
Constellation Software, Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50) (b)(c)	3,923	$—

Total Warrants — 0.0% (Cost: $ — )		—

Total Long-Term Investments — 101.3% (Cost: $772,151,828)		1,212,240,494

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (h)(i)	365,499	365,499
SL Liquidity Series, LLC, Money Market Series, 5.58% (h)(i)(j)	5,859,120	5,860,878

Total Short-Term Securities — 0.5% (Cost: $6,226,872)		6,226,377

Total Investments Before Options Written — 101.8% (Cost: $778,378,700)		1,218,466,871

Options Written — (1.3)% (Premiums Received: $(10,495,969))		(15,464,670)

Total Investments, Net of Options Written — 100.5% (Cost: $767,882,731)		1,203,002,201
Liabilities in Excess of Other Assets — (0.5)%		(6,577,575)

Net Assets — 100.0%		$1,196,424,626

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $240,241,090, representing 20.1% of its net assets as of period end, and an original cost of $279,414,825.

(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,779,501	$—		$(5,414,002	) (a)	$—	$—	$365,499	365,499	$354,864		$—
SL Liquidity Series, LLC, Money Market Series	825,025	5,035,416	(a)	—		1,012	(575)	5,860,878	5,859,120	16,851	(b)	—

						$1,012	$(575)	$6,226,377		$371,715		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Credo Technology Group Holding Ltd.	306	01/04/24	USD	19.75	USD	596	$(9,444)
Adobe, Inc.	32	01/05/24	USD	625.00	USD	1,909	(2,048)

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Advanced Micro Devices, Inc.	212	01/05/24	USD	125.00	USD	3,125	$(479,650)
Amazon.com, Inc.	173	01/05/24	USD	152.50	USD	2,629	(26,210)
Crowdstrike Holdings, Inc., Class A	81	01/05/24	USD	240.00	USD	2,068	(126,157)
Lam Research Corp.	45	01/05/24	USD	725.00	USD	3,525	(267,075)
MercadoLibre, Inc.	14	01/05/24	USD	1,600.00	USD	2,200	(13,720)
Meta Platforms, Inc., Class A	55	01/05/24	USD	340.00	USD	1,947	(82,775)
NVIDIA Corp.	122	01/05/24	USD	490.00	USD	6,042	(124,441)
S&P Global, Inc.	32	01/05/24	USD	415.00	USD	1,410	(84,160)
ServiceNow, Inc.	21	01/05/24	USD	710.00	USD	1,484	(15,330)
Shopify, Inc., Class A	233	01/05/24	USD	70.00	USD	1,815	(185,235)
Taiwan Semiconductor Manufacturing Co. Ltd.	61	01/05/24	USD	98.00	USD	634	(37,515)
Tesla, Inc.	50	01/05/24	USD	255.00	USD	1,242	(18,875)
Uber Technologies, Inc.	516	01/05/24	USD	56.00	USD	3,177	(287,670)
Wolfspeed, Inc.	246	01/05/24	USD	45.00	USD	1,070	(20,910)
Advanced Micro Devices, Inc.	32	01/12/24	USD	129.00	USD	472	(60,400)
Alphabet, Inc., Class A	194	01/12/24	USD	141.00	USD	2,710	(34,241)
Amazon.com, Inc.	60	01/12/24	USD	147.25	USD	912	(37,513)
ARM Holdings PLC, ADR	268	01/12/24	USD	75.00	USD	2,014	(76,916)
Autodesk, Inc.	65	01/12/24	USD	230.00	USD	1,583	(94,900)
Credo Technology Group Holding Ltd.	310	01/12/24	USD	16.75	USD	604	(86,839)
Intuit, Inc.	59	01/12/24	USD	590.00	USD	3,688	(226,855)
Marvell Technology, Inc.	186	01/12/24	USD	56.00	USD	1,122	(86,025)
Mastercard, Inc., Class A	127	01/12/24	USD	415.00	USD	5,417	(169,545)
MercadoLibre, Inc.	6	01/12/24	USD	1,620.00	USD	943	(9,300)
Meta Platforms, Inc., Class A	77	01/12/24	USD	325.00	USD	2,725	(232,155)
MongoDB, Inc., Class A	19	01/12/24	USD	430.00	USD	777	(8,550)
NVIDIA Corp.	104	01/12/24	USD	475.00	USD	5,150	(265,980)
NVIDIA Corp.	104	01/12/24	USD	485.00	USD	5,150	(191,880)
Palo Alto Networks, Inc.	10	01/12/24	USD	305.00	USD	295	(2,865)
QUALCOMM, Inc.	80	01/12/24	USD	134.00	USD	1,157	(88,600)
Salesforce, Inc.	182	01/12/24	USD	250.00	USD	4,789	(255,710)
ServiceNow, Inc.	40	01/12/24	USD	705.00	USD	2,826	(57,400)
Snowflake, Inc., Class A	48	01/12/24	USD	200.00	USD	955	(22,680)
Spotify Technology SA	51	01/12/24	USD	210.00	USD	958	(1,275)
Take-Two Interactive Software, Inc.	94	01/12/24	USD	162.50	USD	1,513	(19,646)
Tesla, Inc.	161	01/12/24	USD	255.00	USD	4,001	(99,417)
Visa, Inc., Class A	8	01/12/24	USD	260.00	USD	208	(2,660)
Wolfspeed, Inc.	445	01/12/24	USD	40.00	USD	1,936	(193,575)
Adobe, Inc.	38	01/19/24	USD	610.00	USD	2,267	(31,635)
Advanced Micro Devices, Inc.	240	01/19/24	USD	145.00	USD	3,538	(153,600)
Alphabet, Inc., Class A	268	01/19/24	USD	137.00	USD	3,744	(125,960)
Amazon.com, Inc.	61	01/19/24	USD	142.50	USD	927	(64,050)
ANSYS, Inc.	73	01/19/24	USD	310.00	USD	2,649	(404,055)
Arista Networks, Inc.	50	01/19/24	USD	220.00	USD	1,178	(85,750)
ARM Holdings PLC, ADR	268	01/19/24	USD	55.00	USD	2,014	(545,380)
Cadence Design Systems, Inc.	260	01/19/24	USD	270.00	USD	7,082	(202,800)
Credo Technology Group Holding Ltd.	829	01/19/24	USD	20.00	USD	1,614	(47,668)
Crowdstrike Holdings, Inc., Class A	110	01/19/24	USD	275.00	USD	2,809	(18,370)
Lam Research Corp.	39	01/19/24	USD	740.00	USD	3,055	(197,730)
Marvell Technology, Inc.	185	01/19/24	USD	52.50	USD	1,116	(148,000)
Marvell Technology, Inc.	42	01/19/24	USD	61.00	USD	253	(6,636)
MercadoLibre, Inc.	15	01/19/24	USD	1,600.00	USD	2,357	(45,075)
Meta Platforms, Inc., Class A	78	01/19/24	USD	330.00	USD	2,761	(207,870)
MongoDB, Inc., Class A	47	01/19/24	USD	410.00	USD	1,922	(66,975)
Motorola Solutions, Inc.	87	01/19/24	USD	320.00	USD	2,724	(14,790)
NVIDIA Corp.	127	01/19/24	USD	490.00	USD	6,289	(233,680)
Palo Alto Networks, Inc.	84	01/19/24	USD	286.67	USD	2,477	(112,350)
QUALCOMM, Inc.	83	01/19/24	USD	140.00	USD	1,200	(52,083)
S&P Global, Inc.	32	01/19/24	USD	420.00	USD	1,410	(74,560)
Salesforce, Inc.	80	01/19/24	USD	260.00	USD	2,105	(57,600)
Snowflake, Inc., Class A	38	01/19/24	USD	170.00	USD	756	(113,620)
Spotify Technology SA	105	01/19/24	USD	185.00	USD	1,973	(76,125)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	129	01/19/24	USD	105.00	USD	1,342	$(35,282)
Take-Two Interactive Software, Inc.	104	01/19/24	USD	155.00	USD	1,674	(78,520)
Tesla, Inc.	146	01/19/24	USD	246.67	USD	3,628	(172,645)
Visa, Inc., Class A	124	01/19/24	USD	255.00	USD	3,228	(96,720)
Wolfspeed, Inc.	246	01/19/24	USD	47.50	USD	1,070	(33,210)
Alphabet, Inc., Class A	102	01/26/24	USD	146.00	USD	1,425	(14,025)
Amazon.com, Inc.	190	01/26/24	USD	150.00	USD	2,887	(103,075)
Arista Networks, Inc.	114	01/26/24	USD	250.00	USD	2,685	(26,220)
Autodesk, Inc.	61	01/26/24	USD	245.00	USD	1,485	(35,380)
Broadcom, Inc.	10	01/26/24	USD	1,150.00	USD	1,116	(17,550)
Broadcom, Inc.	68	01/26/24	USD	1,135.00	USD	7,591	(161,500)
Intuit, Inc.	57	01/26/24	USD	630.00	USD	3,563	(76,950)
Marvell Technology, Inc.	169	01/26/24	USD	55.00	USD	1,019	(101,400)
Mastercard, Inc., Class A	177	01/26/24	USD	420.00	USD	7,549	(230,985)
MercadoLibre, Inc.	16	01/26/24	USD	1,625.00	USD	2,514	(45,840)
Meta Platforms, Inc., Class A	84	01/26/24	USD	340.00	USD	2,973	(167,790)
Micron Technology, Inc.	131	01/26/24	USD	87.00	USD	1,118	(25,087)
MongoDB, Inc., Class A	67	01/26/24	USD	400.00	USD	2,739	(154,937)
NVIDIA Corp.	181	01/26/24	USD	495.00	USD	8,963	(337,565)
Oracle Corp.	187	01/26/24	USD	104.00	USD	1,972	(60,308)
ServiceNow, Inc.	27	01/26/24	USD	700.00	USD	1,908	(81,405)
Shopify, Inc., Class A	208	01/26/24	USD	73.00	USD	1,620	(134,680)
Spotify Technology SA	168	01/26/24	USD	200.00	USD	3,157	(42,420)
Tesla, Inc.	119	01/26/24	USD	270.00	USD	2,957	(73,482)
Visa, Inc., Class A	130	01/26/24	USD	260.00	USD	3,385	(76,700)
Western Digital Corp.	119	01/26/24	USD	53.00	USD	623	(18,921)
Amazon.com, Inc.	249	02/02/24	USD	157.40	USD	3,783	(78,893)
Micron Technology, Inc.	132	02/02/24	USD	87.00	USD	1,126	(31,482)
NVIDIA Corp.	147	02/02/24	USD	505.00	USD	7,280	(251,002)
Tesla, Inc.	110	02/02/24	USD	279.65	USD	2,733	(59,500)
Visa, Inc., Class A	104	02/02/24	USD	260.68	USD	2,708	(66,761)
Micron Technology, Inc.	259	02/09/24	USD	87.00	USD	2,210	(71,872)
Oracle Corp.	363	02/09/24	USD	110.00	USD	3,827	(48,098)
Western Digital Corp.	388	02/09/24	USD	53.00	USD	2,032	(96,612)
Advanced Micro Devices, Inc.	202	02/16/24	USD	140.00	USD	2,978	(281,790)
Alphabet, Inc., Class A	179	02/16/24	USD	145.00	USD	2,500	(68,915)
Amazon.com, Inc.	49	02/16/24	USD	150.00	USD	745	(43,365)
ANSYS, Inc.	34	02/16/24	USD	310.00	USD	1,234	(199,240)
Cadence Design Systems, Inc.	300	02/16/24	USD	280.00	USD	8,171	(252,000)
Credo Technology Group Holding Ltd.	1,960	02/16/24	USD	20.00	USD	3,816	(205,800)
Micron Technology, Inc.	188	02/16/24	USD	77.50	USD	1,604	(176,250)
MongoDB, Inc., Class A	37	02/16/24	USD	480.00	USD	1,513	(18,963)
Monolithic Power Systems, Inc.	59	02/16/24	USD	630.00	USD	3,722	(243,670)
QUALCOMM, Inc.	25	02/16/24	USD	150.00	USD	362	(10,875)
Snowflake, Inc., Class A	30	02/16/24	USD	190.00	USD	597	(49,725)
Take-Two Interactive Software, Inc.	18	02/16/24	USD	165.00	USD	290	(9,900)
Uber Technologies, Inc.	479	02/16/24	USD	60.00	USD	2,949	(220,340)
Datadog, Inc., Class A	183	03/15/24	USD	140.00	USD	2,221	(64,507)
Micron Technology, Inc.	254	03/15/24	USD	87.50	USD	2,168	(104,140)
Monolithic Power Systems, Inc.	15	03/15/24	USD	640.00	USD	946	(67,425)
Salesforce, Inc.	29	03/15/24	USD	290.00	USD	763	(13,050)
Uber Technologies, Inc.	247	03/15/24	USD	70.00	USD	1,521	(37,421)

							$(12,366,697)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Palo Alto Networks, Inc.	Citibank N.A.	3,600	01/04/24	USD	256.59	USD	1,062	$(138,694)
SiteMinder Ltd.	Goldman Sachs International	12,900	01/04/24	AUD	4.61	AUD	66	(4,570)

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
ASML Holding NV	Goldman Sachs International	17,400	01/09/24	EUR	615.00	EUR	11,898	$(1,302,964)
RELX PLC	Goldman Sachs International	102,300	01/09/24	GBP	29.57	GBP	3,184	(209,634)
SiteMinder Ltd.	UBS AG	14,100	01/09/24	AUD	4.82	AUD	72	(3,206)
SOITEC	Bank of America N.A.	2,000	01/09/24	EUR	167.27	EUR	324	(2,524)
Sony Group Corp.	Societe Generale	14,000	01/09/24	JPY	13,611.90	JPY	186,805	(15,409)
Wise PLC, Class A	Bank of America N.A.	70,000	01/11/24	GBP	7.59	GBP	611	(106,007)
SiteMinder Ltd.	UBS AG	22,000	01/12/24	AUD	5.14	AUD	113	(1,771)
SiteMinder Ltd.	Goldman Sachs International	25,500	01/18/24	AUD	4.78	AUD	131	(6,710)
SOITEC	Morgan Stanley & Co. International PLC	4,400	01/18/24	EUR	169.69	EUR	713	(7,021)
Sony Group Corp.	Societe Generale	12,300	01/18/24	JPY	12,904.75	JPY	164,122	(58,269)
ASM International NV	Bank of America N.A.	12,200	01/23/24	EUR	461.39	EUR	5,752	(274,450)
SiteMinder Ltd.	UBS AG	22,000	01/23/24	AUD	5.24	AUD	113	(1,759)
STMicroelectronics NV	Goldman Sachs International	52,500	01/23/24	EUR	45.81	EUR	2,385	(64,479)
Wise PLC, Class A	UBS AG	61,800	01/23/24	GBP	8.32	GBP	539	(52,251)
Wise PLC, Class A	UBS AG	13,300	01/23/24	GBP	8.44	GBP	116	(9,929)
Xero Ltd.	Goldman Sachs International	18,200	01/23/24	AUD	105.92	AUD	2,037	(104,602)
SiteMinder Ltd.	UBS AG	15,000	01/24/24	AUD	4.98	AUD	77	(2,586)
Fujitsu, Ltd.	Citibank N.A.	8,000	01/25/24	JPY	21,335.37	JPY	169,757	(28,386)
SOITEC	Morgan Stanley & Co. International PLC	4,400	01/25/24	EUR	169.69	EUR	713	(11,026)
Xero Ltd.	Goldman Sachs International	18,700	01/25/24	AUD	105.71	AUD	2,093	(111,344)
SiteMinder Ltd.	Goldman Sachs International	15,000	01/30/24	AUD	4.99	AUD	77	(2,726)
Meta Platforms, Inc., Class A	Citibank N.A.	2,600	01/31/24	USD	361.74	USD	920	(36,984)
Wise PLC, Class A	Goldman Sachs International	18,500	01/31/24	GBP	9.42	GBP	161	(4,703)
Fujitsu, Ltd.	BNP Paribas SA	8,000	02/01/24	JPY	21,335.38	JPY	169,757	(32,304)
Quanta Computer, Inc.	JPMorgan Chase Bank N.A.	382,000	02/01/24	TWD	210.08	TWD	85,354	(197,822)
SOITEC	Morgan Stanley & Co. International PLC	4,400	02/01/24	EUR	169.69	EUR	713	(15,229)
Nintendo Co., Ltd.	BNP Paribas SA	56,300	02/06/24	JPY	7,099.15	JPY	413,060	(152,295)
SOITEC	UBS AG	5,000	02/07/24	EUR	167.99	EUR	810	(24,238)
SiteMinder Ltd.	Goldman Sachs International	31,000	02/08/24	AUD	5.05	AUD	159	(5,371)
Wise PLC, Class A	UBS AG	61,100	02/08/24	GBP	8.72	GBP	533	(40,046)
SiteMinder Ltd.	Goldman Sachs International	31,000	02/13/24	AUD	5.05	AUD	159	(5,651)
SOITEC	Bank of America N.A.	5,700	02/13/24	EUR	171.44	EUR	924	(25,895)
SiteMinder Ltd.	JPMorgan Chase Bank N.A.	31,000	02/21/24	AUD	5.05	AUD	159	(6,072)
SOITEC	Bank of America N.A.	5,800	02/21/24	EUR	171.44	EUR	940	(31,046)

								$(3,097,973)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$ N/A	$ N/A	$ 1,565,851	$ (6,534,552)	$ (15,464,670)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$—	$—	$15,464,670	$—	$—	$—	$15,464,670

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

For the period ended December 31, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(2,858,012)	$—	$—	$—	$(2,858,012)
Options written	—	—	(31,419,636)	—	—	—	(31,419,636)

	$—	$—	$(34,277,648)	$—	$—	$—	$(34,277,648)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(12,373,937)	$—	$—	$—	$(12,373,937)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$13,976,316

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments Options	$—	$15,464,670

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	15,464,670

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,366,697)

Total derivative assets and liabilities subject to an MNA	$—	$3,097,973

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Bank of America N.A.	$439,922	$—	$—	$(439,922)	$—
BNP Paribas SA	184,599	—	—	—	184,599
Citibank N.A.	204,064	—	—	(10,000)	194,064
Goldman Sachs International	1,822,754	—	(1,822,754)	—	—
JPMorgan Chase Bank N.A.	203,894	—	—	—	203,894
Morgan Stanley & Co. International PLC	33,276	—	(33,276)	—	—
Societe Generale	73,678	—	—	—	73,678
UBS AG	135,786	—	(135,786)	—	—

	$3,097,973	$—	$(1,991,816)	$(449,922)	$656,235

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$22,081,921	$—	$—	$22,081,921
Broadline Retail	44,497,858	—	—	44,497,858
Capital Markets	8,482,213	—	—	8,482,213
Communications Equipment	13,787,438	—	—	13,787,438
Diversified Consumer Services	—	—	12,476,847	12,476,847
Entertainment	16,994,856	6,769,606	—	23,764,462
Financial Services	47,939,319	5,551,821	—	53,491,140
Ground Transportation	11,765,473	—	—	11,765,473
Household Durables	—	5,971,333	—	5,971,333
Interactive Media & Services	48,343,902	—	—	48,343,902
IT Services	28,262,062	5,222,128	19,748,688	53,232,878
Professional Services	5,079,089	9,508,622	4,480,331	19,068,042
Semiconductors & Semiconductor Equipment	236,585,520	59,074,242	—	295,659,762
Software	263,631,182	9,208,647	9,344,790	282,184,619
Specialty Retail	—	—	84,691	84,691
Technology Hardware, Storage & Peripherals	99,685,652	5,547,679	—	105,233,331
Convertible Notes	—	—	1	1
Preferred Securities
Preferred Stocks	—	—	212,114,583	212,114,583
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	365,499	—	—	365,499

	$847,501,984	$106,854,078	$258,249,931	1,212,605,993

Investments Valued at NAV (a)				5,860,878

				$1,218,466,871

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(12,027,747)	$(3,436,923)	$—	$(15,464,670)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Convertible Notes	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2022	$60,069,300	$1,920,000	$195,967,596	$16,212	$257,973,108
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Other (a)	(11,157,597)	—	11,157,597	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) (b)(c)	(12,776,204)	(1,919,999)	12,989,241	(16,212)	(1,723,174)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (continued) December 31, 2023	BlackRock Science and Technology Trust (BST)

	Common Stocks	Convertible Notes	Preferred Stocks	Warrants		Total

Purchases	$9,999,848	$—	$6,799,994	$—		$16,799,842
Sales	—	—	(14,799,845)	—		(14,799,845)

Closing balance, as of December 31, 2023	$46,135,347	$1	$212,114,583	$—	(d)	$258,249,931

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 (c)	$(12,776,204)	$(1,919,999)	$12,468,281	$—	(d)	$(2,227,922)

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

(d)	Rounds to less than $1.
The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $1. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$46,135,347	Market	Revenue Multiple	1.00x - 29.00x		12.50x
			Volatility	70%		—
			Time to Exit	2.6 - 3.0 years		2.6 years
			Gross Profit Multiple	15.00x		—
			Terminal Growth Rate	5%		—
		Income	Discount	12%		—

Preferred Stocks (b)	212,114,583	Market	Revenue Multiple	1.00x - 31.00x		15.54x
			Volatility	50% - 75%		64%
			Time to Exit	2.0 - 5.0 years		4.0 years
			Market Adjustment Multiple	1.20x - 1.20x		1.20x
			Gross Profit Multiple	6.50x		—

	$258,249,930

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)
For the period end December 31, 2023, the valuation technique for certain investments classified as Preferred Stocks used recent prior transaction prices as inputs within the model used for the approximation of fair value.

See notes to financial statements.

126	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 8.1%
Cie de Saint-Gobain SA	124,450	$9,177,853
Johnson Controls International PLC	187,209	10,790,727
Kingspan Group PLC	82,065	7,092,494
Trane Technologies PLC	56,900	13,877,910

		40,938,984

Chemicals — 3.1%
Air Liquide SA	40,768	7,937,343
Linde PLC	18,778	7,712,313

		15,649,656

Commercial Services & Supplies — 4.2%
Republic Services, Inc.	63,250	10,430,557
Waste Management, Inc.	60,250	10,790,775

		21,221,332

Construction & Engineering — 5.8%
Quanta Services, Inc.	49,260	10,630,308
Vinci SA	148,150	18,643,971

		29,274,279

Electric Utilities — 29.1%
American Electric Power Co., Inc. (a)	75,350	6,119,929
Duke Energy Corp. (a)	140,018	13,587,347
EDP - Energias de Portugal SA	2,285,000	11,500,401
Enel SpA	2,922,775	21,744,882
Exelon Corp. (a)	275,958	9,906,892
Neoenergia SA	902,200	3,962,332
NextEra Energy, Inc. (a)(b)	598,330	36,342,564
Orsted A/S (c)	74,600	4,135,567
PG&E Corp. (d)	682,650	12,308,179
Southern Co.	160,250	11,236,730
SSE PLC	481,500	11,366,279
Xcel Energy, Inc.	82,590	5,113,147

		147,324,249

Electrical Equipment — 6.9%
Eaton Corp. PLC	16,090	3,874,794
Prysmian SpA	100,900	4,599,533
Schneider Electric SE	34,332	6,911,244
Sunrun, Inc. (d)	140,600	2,759,978
Vestas Wind Systems A/S (d)	528,921	16,735,963

		34,881,512

Electronic Equipment, Instruments & Components (d) — 1.5%
Rogers Corp.	27,250	3,598,908
Samsung SDI Co. Ltd.	10,750	3,913,973

		7,512,881

Ground Transportation — 1.2%
Union Pacific Corp.	25,800	6,336,996

Independent Power and Renewable Electricity Producers — 8.7%
AES Corp.	239,890	4,617,882
China Longyuan Power Group Corp. Ltd., Class H	3,620,000	2,748,970
EDP Renovaveis SA	537,080	10,994,731
Orron Energy AB (d)	3,401,100	2,690,207
RWE AG	502,645	22,876,832

		43,928,622

Machinery — 6.2%
Atlas Copco AB, B Shares	1,064,300	15,790,098
Ingersoll Rand, Inc.	131,700	10,185,678
Spirax-Sarco Engineering PLC	40,950	5,478,933

		31,454,709

Security	Shares	Value

Multi-Utilities — 10.6%
CenterPoint Energy, Inc.	179,000	$5,114,030
CMS Energy Corp. (a)	169,260	9,828,927
Dominion Energy, Inc. (a)	122,898	5,776,206
National Grid PLC	552,524	7,443,225
Public Service Enterprise Group, Inc.	184,792	11,300,031
Sempra (b)	194,200	14,512,566

		53,974,985

Oil, Gas & Consumable Fuels — 9.4%
Cheniere Energy, Inc. (b)	70,350	12,009,449
Enterprise Products Partners LP	137,063	3,611,610
Hess Midstream LP, Class A	113,800	3,599,494
Pembina Pipeline Corp.	191,600	6,596,575
TC Energy Corp.	247,700	9,675,825
Williams Cos., Inc. (b)	352,805	12,288,198

		47,781,151

Semiconductors & Semiconductor Equipment — 5.5%
Analog Devices, Inc.	27,174	5,395,669
ASML Holding NV	7,750	5,850,378
Canadian Solar, Inc. (d)(e)	88,290	2,315,847
First Solar, Inc. (d)(e)	20,234	3,485,914
Infineon Technologies AG, Class N	116,050	4,846,551
STMicroelectronics NV	118,700	5,953,868

		27,848,227

Total Long-Term Investments — 100.3% (Cost: $353,774,571)		508,127,583

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26% (f)(g)	5,318,307	5,318,307
SL Liquidity Series, LLC, Money Market Series, 5.58% (f)(g)(h)	1,297,588	1,297,977

Total Short-Term Securities — 1.3% (Cost: $6,616,280)		6,616,284

Total Investments Before Options Written — 101.6% (Cost: $360,390,851)		514,743,867

Options Written — (1.5)% (Premiums Received: $(3,994,666))		(7,790,856)

Total Investments, Net of Options Written — 100.1% (Cost: $356,396,185)		506,953,011
Liabilities in Excess of Other Assets — (0.1)%		(491,081)

Net Assets — 100.0%		$506,461,930

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)	All or a portion of this security is on loan.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,042,199	$—		$(5,723,892	) (a)	$—	$—	$5,318,307	5,318,307	$525,353		$—
SL Liquidity Series, LLC, Money Market Series	225,179	1,071,499	(a)	—		1,417	(118)	1,297,977	1,297,588	10,772	(b)	—

						$1,417	$(118)	$6,616,284		$536,125		$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Analog Devices, Inc.	51	01/05/24	USD	190.00	USD	1,013	$(43,860)
Analog Devices, Inc.	44	01/05/24	USD	185.00	USD	874	(60,280)
Linde PLC	32	01/05/24	USD	415.00	USD	1,314	(4,640)
Southern Co.	280	01/05/24	USD	72.00	USD	1,963	(1,400)
Waste Management, Inc.	51	01/05/24	USD	172.52	USD	913	(35,141)
Williams Cos., Inc.	603	01/05/24	USD	37.00	USD	2,100	(3,015)
CMS Energy Corp.	241	01/10/24	USD	59.00	USD	1,399	(8,491)
First Solar, Inc.	35	01/12/24	USD	160.00	USD	603	(50,050)
PG&E Corp.	649	01/12/24	USD	17.50	USD	1,170	(47,377)
Union Pacific Corp.	22	01/12/24	USD	235.00	USD	540	(25,410)
Union Pacific Corp.	45	01/12/24	USD	240.00	USD	1,105	(32,850)
AES Corp.	780	01/19/24	USD	17.00	USD	1,502	(187,200)
American Electric Power Co., Inc.	128	01/19/24	USD	80.00	USD	1,040	(29,120)
CMS Energy Corp.	351	01/19/24	USD	60.00	USD	2,038	(7,897)
Dominion Energy, Inc.	312	01/19/24	USD	47.50	USD	1,466	(26,520)
Duke Energy Corp.	295	01/19/24	USD	92.50	USD	2,863	(144,550)
Eaton Corp. PLC	56	01/19/24	USD	240.00	USD	1,349	(28,560)
Enterprise Products Partners LP	101	01/19/24	USD	27.51	USD	266	(212)
Exelon Corp.	170	01/19/24	USD	41.00	USD	610	(850)
Hess Midstream LP, Class A	200	01/19/24	USD	33.00	USD	633	(5,000)
Ingersoll Rand, Inc.	150	01/19/24	USD	70.00	USD	1,160	(116,250)
Ingersoll Rand, Inc.	310	01/19/24	USD	75.00	USD	2,398	(116,250)
Johnson Controls International PLC	229	01/19/24	USD	55.00	USD	1,320	(70,990)
Linde PLC	33	01/19/24	USD	415.00	USD	1,355	(13,860)
PG&E Corp.	889	01/19/24	USD	17.00	USD	1,603	(111,126)
Republic Services, Inc.	100	01/19/24	USD	160.00	USD	1,649	(58,500)
Sempra	366	01/19/24	USD	75.00	USD	2,735	(40,260)
Southern Co.	280	01/19/24	USD	72.50	USD	1,963	(6,300)
Trane Technologies PLC	199	01/19/24	USD	230.00	USD	4,854	(294,520)
Union Pacific Corp.	22	01/19/24	USD	235.00	USD	540	(26,950)
Waste Management, Inc.	159	01/19/24	USD	170.32	USD	2,848	(164,349)
Williams Cos., Inc.	603	01/19/24	USD	37.00	USD	2,100	(6,030)
Enterprise Products Partners LP	100	01/26/24	USD	26.27	USD	264	(5,044)
First Solar, Inc.	35	01/26/24	USD	190.00	USD	603	(9,625)
PG&E Corp.	136	01/26/24	USD	17.50	USD	245	(11,696)
Williams Cos., Inc.	28	01/26/24	USD	36.00	USD	98	(840)

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Xcel Energy, Inc.	146	02/01/24	USD	62.75	USD	904	$(16,522)
PG&E Corp.	715	02/02/24	USD	18.00	USD	1,289	(40,755)
AES Corp.	60	02/16/24	USD	20.00	USD	116	(3,300)
American Electric Power Co., Inc.	136	02/16/24	USD	82.50	USD	1,105	(23,460)
CenterPoint Energy, Inc.	313	02/16/24	USD	30.00	USD	894	(7,825)
Dominion Energy, Inc.	127	02/16/24	USD	50.00	USD	597	(8,255)
Duke Energy Corp.	195	02/16/24	USD	98.35	USD	1,892	(31,876)
Enterprise Products Partners LP	193	02/16/24	USD	26.14	USD	509	(8,850)
Exelon Corp.	757	02/16/24	USD	40.50	USD	2,718	(7,746)
Exelon Corp.	38	02/16/24	USD	37.00	USD	136	(2,660)
Hess Midstream LP, Class A	200	02/16/24	USD	33.00	USD	633	(16,000)
Quanta Services, Inc.	74	02/16/24	USD	210.00	USD	1,597	(89,170)
Republic Services, Inc.	121	02/16/24	USD	164.96	USD	1,995	(53,698)
Sempra	316	02/16/24	USD	76.48	USD	2,361	(43,349)
Enterprise Products Partners LP	85	03/15/24	USD	27.00	USD	224	(2,295)
Quanta Services, Inc.	98	03/15/24	USD	216.50	USD	2,115	(107,325)

							$(2,258,099)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Atlas Copco AB, B Shares	UBS AG	106,600	01/04/24	SEK	130.52	SEK	15,951	$(200,506)
ASML Holding NV	Goldman Sachs International	2,700	01/09/24	EUR	615.00	EUR	1,846	(202,184)
TC Energy Corp.	Royal Bank of Canada	27,900	01/09/24	CAD	48.31	CAD	1,444	(75,321)
Air Liquide SA	Morgan Stanley & Co. International PLC	14,300	01/10/24	EUR	168.61	EUR	2,522	(127,500)
China Longyuan Power Group Corp. Ltd., Class H	Goldman Sachs International	597,000	01/10/24	HKD	6.90	HKD	3,540	(138)
Kingspan Group PLC	Bank of America N.A.	14,400	01/10/24	EUR	67.66	EUR	1,127	(172,411)
Prysmian SpA	Morgan Stanley & Co. International PLC	12,600	01/10/24	EUR	36.02	EUR	520	(72,424)
Vinci SA	Bank of America N.A.	51,800	01/10/24	EUR	107.53	EUR	5,905	(365,008)
EDP - Energias de Portugal SA	Bank of America N.A.	169,200	01/11/24	EUR	4.32	EUR	771	(47,726)
NextEra Energy, Inc.	Barclays Bank PLC	107,500	01/11/24	USD	57.37	USD	6,530	(403,429)
Orron Energy AB	Morgan Stanley & Co. International PLC	236,000	01/11/24	SEK	7.50	SEK	1,883	(12,940)
Schneider Electric SE	Goldman Sachs International	5,900	01/11/24	EUR	168.08	EUR	1,076	(91,759)
Neoenergia SA	Morgan Stanley & Co. International PLC	118,400	01/12/24	BRL	19.85	BRL	2,526	(32,113)
China Longyuan Power Group Corp. Ltd., Class H	Bank of America N.A.	670,000	01/17/24	HKD	6.91	HKD	3,973	(668)
EDP - Energias de Portugal SA	Bank of America N.A.	386,000	01/17/24	EUR	4.32	EUR	1,760	(110,903)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	14,400	01/17/24	EUR	70.94	EUR	1,127	(123,949)
Orron Energy AB	Morgan Stanley & Co. International PLC	400,000	01/17/24	SEK	7.59	SEK	3,191	(20,840)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	39,000	01/18/24	EUR	16.91	EUR	723	(76,070)
Enel SpA	Morgan Stanley & Co. International PLC	519,400	01/18/24	EUR	6.40	EUR	3,500	(207,533)
Infineon Technologies AG, Class N	Goldman Sachs International	19,200	01/18/24	EUR	37.84	EUR	726	(18,891)
Infineon Technologies AG, Class N	UBS AG	400	01/18/24	EUR	35.66	EUR	15	(1,108)
National Grid PLC	Morgan Stanley & Co. International PLC	125,200	01/18/24	GBP	10.15	GBP	1,323	(76,437)
Orsted A/S	Bank of America N.A.	19,200	01/18/24	DKK	323.67	DKK	7,187	(153,224)
Public Service Enterprise Group, Inc.	JPMorgan Chase Bank N.A.	23,200	01/22/24	USD	64.49	USD	1,419	(4,272)
EDP Renovaveis SA	Bank of America N.A.	60,900	01/23/24	EUR	17.44	EUR	1,129	(94,878)
Neoenergia SA	Morgan Stanley & Co. International PLC	118,400	01/23/24	BRL	19.85	BRL	2,526	(37,004)
Neoenergia SA	Morgan Stanley & Co. International PLC	79,000	01/23/24	BRL	21.25	BRL	1,685	(5,780)
Prysmian SpA	Goldman Sachs International	22,800	01/23/24	EUR	37.79	EUR	941	(91,145)
RWE AG	Bank of America N.A.	159,300	01/23/24	EUR	40.96	EUR	6,568	(161,200)
SSE PLC	Morgan Stanley & Co. International PLC	147,500	01/23/24	GBP	19.07	GBP	2,732	(17,494)
STMicroelectronics NV	Goldman Sachs International	41,500	01/23/24	EUR	45.81	EUR	1,886	(50,969)
Compagnie de Saint-Gobain S.A.	UBS AG	21,800	01/25/24	EUR	61.66	EUR	1,456	(131,333)
RWE AG	UBS AG	16,700	01/25/24	EUR	40.75	EUR	688	(20,012)
Spirax-Sarco Engineering PLC	Morgan Stanley & Co. International PLC	14,300	01/25/24	GBP	93.90	GBP	1,501	(213,320)
TC Energy Corp.	Royal Bank of Canada	29,400	01/29/24	CAD	52.43	CAD	1,522	(13,911)
Atlas Copco AB, B Shares	Goldman Sachs International	250,000	01/30/24	SEK	145.58	SEK	37,410	(152,791)
EDP Renovaveis SA	Morgan Stanley & Co. International PLC	4,700	01/30/24	EUR	17.33	EUR	87	(8,192)
Enel SpA	Bank of America N.A.	503,600	01/30/24	EUR	6.56	EUR	3,394	(64,746)

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Johnson Controls International PLC	JPMorgan Chase Bank N.A.	42,600	01/30/24	USD	55.64	USD	2,455	$(135,681)
Orron Energy AB	Morgan Stanley & Co. International PLC	550,000	01/30/24	SEK	7.60	SEK	4,388	(30,966)
Orsted A/S	Morgan Stanley & Co. International PLC	6,900	01/30/24	DKK	338.22	DKK	2,583	(47,695)
Schneider Electric SE	Bank of America N.A.	6,100	01/30/24	EUR	172.21	EUR	1,112	(76,860)
Vestas Wind Systems A/S	UBS AG	103,000	01/30/24	DKK	193.49	DKK	22,008	(370,846)
Public Service Enterprise Group, Inc.	JPMorgan Chase Bank N.A.	20,700	01/31/24	USD	63.86	USD	1,266	(7,760)
EDP - Energias de Portugal SA	Bank of America N.A.	178,000	02/01/24	EUR	4.64	EUR	812	(19,338)
SSE PLC	Morgan Stanley & Co. International PLC	147,500	02/01/24	GBP	19.07	GBP	2,732	(26,261)
NextEra Energy, Inc.	Barclays Bank PLC	107,500	02/02/24	USD	57.94	USD	6,530	(440,336)
Vestas Wind Systems A/S	UBS AG	82,100	02/06/24	DKK	196.73	DKK	17,542	(277,447)
EDP - Energias de Portugal SA	Morgan Stanley & Co. International PLC	66,500	02/08/24	EUR	4.54	EUR	303	(11,604)
EDP Renovaveis SA	Bank of America N.A.	83,400	02/08/24	EUR	17.70	EUR	1,547	(130,704)
Infineon Technologies AG, Class N	Morgan Stanley & Co. International PLC	21,100	02/08/24	EUR	38.15	EUR	798	(31,107)
Public Service Enterprise Group, Inc.	JPMorgan Chase Bank N.A.	20,700	02/12/24	USD	61.90	USD	1,266	(25,837)
National Grid PLC	Goldman Sachs International	68,200	02/13/24	GBP	10.56	GBP	721	(25,696)
Compagnie de Saint-Gobain S.A.	UBS AG	21,800	02/14/24	EUR	61.96	EUR	1,456	(135,610)
Atlas Copco AB, B Shares	Morgan Stanley & Co. International PLC	16,000	02/21/24	SEK	144.79	SEK	2,394	(12,491)
Xcel Energy, Inc.	Goldman Sachs International	14,300	02/21/24	USD	61.55	USD	885	(31,653)
TC Energy Corp.	Royal Bank of Canada	29,400	02/26/24	CAD	52.43	CAD	1,522	(27,082)
Pembina Pipeline Corp.	Morgan Stanley & Co. International PLC	13,600	02/27/24	CAD	46.91	CAD	620	(7,654)

								$(5,532,757)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$511,521	$(4,307,711)	$(7,790,856)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,790,856	$—	$—	$—	$7,790,856

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Options purchased (a)	$—	$—	$(2,511,082)	$—	$—	$—	$(2,511,082)
Options written	—	—	7,412,060	—	—	—	7,412,060

	$—	$—	$4,900,978	$—	$—	$—	$4,900,978

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(5,317,561)	$—	$—	$—	$(5,317,561)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$4,659,318

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,790,856

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,790,856

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,258,099)

Total derivative assets and liabilities subject to an MNA	$—	$5,532,757

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)

Bank of America N.A.	$1,397,666	$—	$(1,397,666)	$—	$—
Barclays Bank PLC	843,765	—	(843,765)	—	—
Goldman Sachs International	665,226	—	(665,226)	—	—
JPMorgan Chase Bank N.A.	173,550	—	(75,257)	—	98,293
Morgan Stanley & Co. International PLC	1,199,374	—	(1,199,374)	—	—
Royal Bank of Canada	116,314	—	—	—	116,314
UBS AG	1,136,862	—	(1,136,862)	—	—

	$5,532,757	$—	$(5,318,150)	$—	$214,607

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$24,668,637	$16,270,347	$—	$40,938,984
Chemicals	7,712,313	7,937,343	—	15,649,656
Commercial Services & Supplies	21,221,332	—	—	21,221,332
Construction & Engineering	10,630,308	18,643,971	—	29,274,279
Electric Utilities	94,614,788	52,709,461	—	147,324,249
Electrical Equipment	6,634,772	28,246,740	—	34,881,512
Electronic Equipment, Instruments & Components	3,598,908	3,913,973	—	7,512,881
Ground Transportation	6,336,996	—	—	6,336,996
Independent Power and Renewable Electricity Producers	4,617,882	39,310,740	—	43,928,622

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) December 31, 2023	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Machinery	$10,185,678	$21,269,031	$—	$31,454,709
Multi-Utilities	46,531,760	7,443,225	—	53,974,985
Oil, Gas & Consumable Fuels	47,781,151	—	—	47,781,151
Semiconductors & Semiconductor Equipment	11,197,430	16,650,797	—	27,848,227
Short-Term Securities
Money Market Funds	5,318,307	—	—	5,318,307

	$301,050,262	$212,395,628	$—	513,445,890

Investments Valued at NAV (a)				1,297,977

				$514,743,867

Derivative Financial Instruments (b)
Liabilities
Equity Contracts	$(1,775,496)	$(6,015,360)	$—	$(7,790,856)

(a)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
December 31, 2023

	BGR	CII	BDJ (a)	BOE

ASSETS
Investments, at value — unaffiliated (b)(c)	$385,543,583	$880,409,887	$1,672,515,459	$733,836,650
Investments, at value — affiliated (d)	3,612,320	13,330,465	5,204,534	2,668,223
Cash	—	—	272,377	—
Cash pledged as collateral for OTC derivatives	—	—	—	530,000
Foreign currency, at value (e)	163,667	—	882	24
Receivables:
Investments sold	484,023	—	—	306,893
Options written	108,187	124,997	111,675	40,637
Securities lending income — affiliated	—	315	—	—
Dividends — unaffiliated	601,043	513,627	2,060,255	1,826,743
Dividends — affiliated	21,673	39,772	89,084	16,407
Deferred offering costs	—	—	208,889	—
Prepaid expenses	3,815	6,042	14,631	6,414

Total assets	390,538,311	894,425,105	1,680,477,786	739,231,991

LIABILITIES
Due to broker	—	—	—	530,000
Collateral on securities loaned	—	397,585	—	—
Options written, at value (f)	1,725,858	18,548,876	36,487,628	10,846,451
Payables:
Investments purchased	—	—	—	117
Accounting services fees	10,983	11,774	22,979	14,255
Custodian fees	8,435	7,886	32,245	26,592
Investment advisory fees	321,437	618,507	1,099,961	500,730
Trustees’ and Officer’s fees	421,043	254,806	1,019,525	676,190
Options written	—	43,370	49,358	11,852
Other accrued expenses	9,083	3,046	8,368	14,212
Professional fees	46,669	71,873	119,829	104,414
Transfer agent fees	12,946	16,601	36,770	17,991

Total liabilities	2,556,454	19,974,324	38,876,663	12,742,804

Commitments and contingent liabilities

NET ASSETS	$387,981,857	$874,450,781	$1,641,601,123	$726,489,187

NET ASSETS CONSIST OF
Paid-in capital (g)(h)(i)	$507,480,248	$561,832,951	$1,310,873,538	$650,889,396
Accumulated earnings (loss)	(119,498,391)	312,617,830	330,727,585	75,599,791

NET ASSETS	$387,981,857	$874,450,781	$1,641,601,123	$726,489,187

Net asset value	$14.13	$19.81	$8.82	$11.81

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$261,065,835	$554,276,107	$1,420,450,150	$605,816,932
(c) Securities loaned, at value	$—	$389,928	$—	$—
(d) Investments, at cost — affiliated	$3,612,320	$13,330,505	$5,204,534	$2,668,223
(e) Foreign currency, at cost	$164,468	$—	$1,015	$29
(f) Premiums received	$2,439,087	$10,266,670	$20,613,526	$6,679,071
(g) Shares outstanding	27,464,975	44,146,919	186,135,109	61,525,804
(h) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(i) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statements of Assets and Liabilities
(continued)
December 31, 2023

	BGY	BMEZ	BME	BIGZ

ASSETS
Investments, at value — unaffiliated (a)(b)	$624,733,185	$1,897,904,122	$563,003,496	$2,045,982,868
Investments, at value — affiliated (c)	8,260,103	52,782,059	31,396,977	20,831,232
Cash pledged as collateral for OTC derivatives	—	456,000	—	—
Foreign currency, at value (d)	71,830	1,168	534	367
Receivables:
Investments sold	114,555	68,999	958,057	—
Options written	—	60,590	38,374	—
Securities lending income — affiliated	—	10,797	146	4,367
Dividends — unaffiliated	1,006,356	1,032,893	473,056	321,424
Dividends — affiliated	32,178	310,218	145,414	7,085
Unrealized appreciation on forward foreign currency exchange contracts	—	1,429,095	—	—
Deferred offering costs	—	—	82,600	—
Prepaid expenses	5,495	16,160	5,292	16,620

Total assets	634,223,702	1,954,072,101	596,103,946	2,067,163,963

LIABILITIES
Bank overdraft	—	291,881	60,686	—
Collateral on securities loaned	—	12,300,667	—	20,504,459
Options written, at value (e)	10,496,177	31,431,446	7,272,745	16,978,313
Payables:
Accounting services fees	11,774	73,720	6,786	77,172
Custodian fees	30,184	70,982	14,995	25,318
Deferred foreign capital gain tax	4,475	—	—	—
Investment advisory fees	515,908	1,954,724	489,107	2,101,647
Trustees’ and Officer’s fees	566,973	220,367	35,975	190,437
Options written	—	637	181	—
Other accrued expenses	15,681	69,110	13,695	225,454
Professional fees	82,978	170,562	60,267	241,684
Proxy fees	—	88,733	—	309,518
Transfer agent fees	17,702	28,340	14,079	40,123

Total liabilities	11,741,852	46,701,169	7,968,516	40,694,125

Commitments and contingent liabilities

NET ASSETS	$622,481,850	$1,907,370,932	$588,135,430	$2,026,469,838

NET ASSETS CONSIST OF
Paid-in capital (f)(g)(h)	$540,011,552	$1,951,060,860	$417,617,800	$4,022,207,780
Accumulated earnings (loss)	82,470,298	(43,689,928)	170,517,630	(1,995,737,942)

NET ASSETS	$622,481,850	$1,907,370,932	$588,135,430	$2,026,469,838

Net asset value	$6.21	$17.91	$42.18	$9.03

(a) Investments, at cost — unaffiliated	$516,484,782	$1,853,674,255	$382,327,860	$2,119,760,855
(b) Securities loaned, at value	$—	$11,862,741	$—	$19,672,989
(c) Investments, at cost — affiliated	$8,260,103	$52,782,639	$31,396,977	$20,830,071
(d) Foreign currency, at cost	$72,034	$1,152	$531	$365
(e) Premiums received	$6,047,973	$14,726,316	$4,793,338	$8,337,243
(f) Shares outstanding	100,271,847	106,514,258	13,943,973	224,418,826
(g) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities
(continued)
December 31, 2023

	BCX	BSTZ (a)	BST (a)	BUI

ASSETS
Investments, at value — unaffiliated (b)(c)	$886,715,569	$1,645,173,877	$1,212,240,494	$508,127,583
Investments, at value — affiliated (d)	20,310,546	4,350,523	6,226,377	6,616,284
Cash	11,212	—	—	118,852
Cash pledged as collateral for OTC derivatives	—	2,810,000	480,000	—
Foreign currency, at value (e)	32	—	3,106	311,516
Receivables:
Investments sold	—	5,008,596	1,911,624	—
Options written	144,623	73,559	64,797	5,666
Securities lending income — affiliated	1,145	2,549	3,275	390
Dividends — unaffiliated	1,303,716	249,242	165,225	766,502
Dividends — affiliated	59,141	16,169	5,862	39,225
Interest — unaffiliated	159,250	—	—	—
Deferred offering costs	—	—	190,226	104,426
Prepaid expenses	—	12,591	10,113	—

Total assets	908,705,234	1,657,697,106	1,221,301,099	516,090,444

LIABILITIES
Bank overdraft	—	343,159	506,784	—
Foreign bank overdraft (f)	—	4,202	—	—
Due to broker	—	680,000	—	—
Collateral on securities loaned	6,147,790	2,865,527	5,861,189	1,296,550
Options written, at value (g)	10,021,060	18,907,082	15,464,670	7,790,856
Payables:
Investments purchased	—	984,914	1,560,753	—
Accounting services fees	14,708	63,912	12,205	12,205
Custodian fees	16,921	69,972	22,959	16,734
Deferred capital gain tax	—	1,502,552	—	—
Investment advisory fees	744,129	1,706,024	1,000,816	421,840
Offering costs	—	—	122,160	—
Trustees’ and Officer’s fees	270,533	207,525	18,503	8,241
Options written	—	10,649	—	—
Other accrued expenses	31,460	115,292	81,798	28,508
Professional fees	95,437	381,996	196,191	39,716
Transfer agent fees	24,704	30,071	28,445	13,864

Total liabilities	17,366,742	27,872,877	24,876,473	9,628,514

Commitments and contingent liabilities

NET ASSETS	$891,338,492	$1,629,824,229	$1,196,424,626	$506,461,930

NET ASSETS CONSIST OF
Paid-in capital (h)(i)(j)	$1,017,257,473	$1,204,518,485	$778,585,324	$376,938,330
Accumulated earnings (loss)	(125,918,981)	425,305,744	417,839,302	129,523,600

NET ASSETS	$891,338,492	$1,629,824,229	$1,196,424,626	$506,461,930

Net asset value	$10.57	$21.43	$34.74	$22.53

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$763,800,468	$1,116,742,952	$772,151,828	$353,774,571
(c) Securities loaned, at value	$5,956,421	$2,734,659	$5,574,481	$1,261,058
(d) Investments, at cost — affiliated	$20,311,045	$4,349,961	$6,226,872	$6,616,280
(e) Foreign currency, at cost	$31	$—	$3,199	$311,331
(f) Foreign bank overdraft, at cost	$—	$4,244	$—	$—
(g) Premiums received	$6,777,331	$14,635,894	$10,495,969	$3,994,666
(h) Shares outstanding	84,363,295	76,070,675	34,439,660	22,475,026
(i) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(j) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Operations
Year Ended December 31, 2023

	BGR	CII	BDJ (a)	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$14,969,795	$9,850,246	$45,971,564	$20,734,128
Dividends — affiliated	298,320	617,975	2,734,658	436,584
Securities lending income — affiliated — net	—	6,751	1,130	2,641
Other income — unaffiliated	—	—	—	1,660
Foreign taxes withheld	(677,148)	(229,698)	(669,939)	(1,152,741)
Foreign withholding tax claims	—	—	—	92,863

Total investment income	14,590,967	10,245,274	48,037,413	20,115,135

EXPENSES
Investment advisory	4,701,620	7,010,587	12,943,290	7,083,506
Trustees and Officer	68,275	68,931	223,235	107,935
Professional	67,273	63,469	83,302	85,609
Transfer agent	61,481	83,739	166,466	92,586
Accounting services	44,026	50,619	95,592	60,591
Custodian	38,393	30,538	121,839	101,549
Printing and postage	12,806	12,250	12,155	13,049
Registration	9,635	15,141	63,956	21,543
Miscellaneous	43,350	45,572	122,140	111,703

Total expenses excluding interest expense	5,046,859	7,380,846	13,831,975	7,678,071
Interest expense	1,981	25	1,285	12,510

Total expenses	5,048,840	7,380,871	13,833,260	7,690,581
Less:
Fees waived and/or reimbursed by the Manager	(866,525)	(9,345)	(42,031)	(1,246,244)

Total expenses after fees waived and/or reimbursed	4,182,315	7,371,526	13,791,229	6,444,337

Net investment income	10,408,652	2,873,748	34,246,184	13,670,798

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	13,956,583	38,254,751	109,803,621	(8,384,018)
Investments — affiliated	—	(486)	(331)	1,183
Foreign currency transactions	(19,792)	5,820	(29,970)	49,737
Options written	9,232,797	(10,946,814)	(6,887,226)	4,801,919

	23,169,588	27,313,271	102,886,094	(3,531,179)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,465,014)	135,702,696	36,602,051	94,322,957
Investments — affiliated	—	(40)	—	—
Foreign currency translations	7,464	—	56,565	70,714
Options written	(1,712,020)	(13,682,244)	(23,815,466)	(7,553,097)

	(15,169,570)	122,020,412	12,843,150	86,840,574

Net realized and unrealized gain	8,000,018	149,333,683	115,729,244	83,309,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,408,670	$152,207,431	$149,975,428	$96,980,193

(a)	Consolidated Statement of Operations.
See notes to financial statements.

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
(continued)
Year Ended December 31, 2023

	BGY	BMEZ	BME	BIGZ

INVESTMENT INCOME
Dividends — unaffiliated	$16,468,093	$10,039,140	$6,937,337	$4,032,845
Dividends — affiliated	518,836	2,845,610	1,268,777	445,542
Securities lending income — affiliated — net	—	458,690	25,650	63,099
Foreign taxes withheld	(1,573,063)	(197,616)	(38,198)	(103,355)

Total investment income	15,413,866	13,145,824	8,193,566	4,438,131

EXPENSES
Investment advisory	6,151,366	24,524,202	5,832,589	25,361,872
Custodian	134,274	122,197	51,615	76,364
Professional	106,618	132,875	98,133	189,064
Trustees and Officer	90,917	131,469	37,651	130,669
Transfer agent	84,967	112,265	75,539	113,140
Accounting services	50,619	210,489	30,592	211,126
Registration	35,250	77,430	6,969	118,823
Printing and postage	13,432	7,656	12,150	51,776
Proxy	—	384,226	—	2,215,984
Miscellaneous	119,953	311,104	61,916	810,404

Total expenses excluding interest expense	6,787,396	26,013,913	6,207,154	29,279,222
Interest expense	11,998	2,572	55	1,499

Total expenses	6,799,394	26,016,485	6,207,209	29,280,721
Less:
Fees waived and/or reimbursed by the Manager	(7,794)	(42,748)	(19,166)	(6,701)

Total expenses after fees waived and/or reimbursed	6,791,600	25,973,737	6,188,043	29,274,020

Net investment income (loss)	8,622,266	(12,827,913)	2,005,523	(24,835,889)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	11,484,884 (a)	(24,744,005)	21,495,636	(393,354,886)
Investments — affiliated	—	486,796	1,094	(616)
Forward foreign currency exchange contracts	—	(57,158)	—	—
Foreign currency transactions	92,350	(226,545)	(16,353)	14,472
Options written	13,525,844	24,415,306	5,205,429	(1,695,478)

	25,103,078	(125,606)	26,685,806	(395,036,508)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	55,264,286 (b)	105,248,841	(4,024,478)	645,656,803
Investments — affiliated	—	148,903	(265)	1,161
Forward foreign currency exchange contracts	—	(3,535,460)	—	—
Foreign currency translations	76,633	30,590	8,828	(3,742)
Options written	(5,754,650)	(19,080,793)	(4,658,396)	(14,212,806)

	49,586,269	82,812,081	(8,674,311)	631,441,416

Net realized and unrealized gain	74,689,347	82,686,475	18,011,495	236,404,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$83,311,613	$69,858,562	$20,017,018	$211,569,019

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$5,424	$—	$—	$—
(b) Net of reduction in deferred foreign capital gain tax of	$68,252	$—	$—	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Operations
(continued)
Year Ended December 31, 2023

	BCX	BSTZ (a)	BST (a)	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$34,681,757	$6,443,460	$4,090,208	$13,347,378
Dividends — affiliated	1,252,534	395,145	354,864	525,353
Securities lending income — affiliated — net	17,994	78,328	16,851	10,772
Foreign taxes withheld	(1,719,124)	(763,345)	(125,252)	(689,625)
Foreign withholding tax claims	—	—	—	25,957

Total investment income	34,233,161	6,153,588	4,336,671	13,219,835

EXPENSES
Investment advisory	9,268,898	19,807,795	10,967,904	4,969,829
Transfer agent	119,977	151,677	147,249	72,110
Custodian	84,957	202,787	102,677	64,294
Trustees and Officer	81,038	106,732	61,745	29,277
Professional	72,375	185,694	191,977	76,063
Accounting services	59,025	173,820	49,023	49,023
Registration	30,063	26,861	14,365	12,685
Printing and postage	12,892	11,562	15,566	12,845
Miscellaneous	116,687	627,205	432,022	97,398

Total expenses excluding interest expense	9,845,912	21,294,133	11,982,528	5,383,524
Interest expense	2,847	21,132	14,556	2,654

Total expenses	9,848,759	21,315,265	11,997,084	5,386,178
Less:
Fees waived and/or reimbursed by the Manager	(18,912)	(5,929)	(5,407)	(8,011)

Total expenses after fees waived and/or reimbursed	9,829,847	21,309,336	11,991,677	5,378,167

Net investment income (loss)	24,403,314	(15,155,748)	(7,655,006)	7,841,668

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,875,880	(14,848,604)	81,791,251	11,729,367
Investments — affiliated	4,937	12,631	1,012	1,417
Foreign currency transactions	25,265	(425,111)	(6,781)	49,491
Options written	21,043,307	(25,763,522)	(31,419,636)	7,412,060
Payment by affiliate	—	127,092	—	—

	33,949,389	(40,897,514)	50,365,846	19,192,335

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(60,295,894)	349,981,389 (b)	259,808,753 (b)	14,349,399
Investments — affiliated	(499)	562	(575)	(118)
Foreign currency translations	24,073	6,975	150	18,026
Options written	(6,718,319)	(13,974,383)	(12,373,937)	(5,317,561)

	(66,990,639)	336,014,543	247,434,391	9,049,746

Net realized and unrealized gain (loss)	(33,041,250)	295,117,029	297,800,237	28,242,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,637,936)	$279,961,281	$290,145,231	$36,083,749

(a) Consolidated Statement of Operations.
(b) Net of reduction in deferred capital gain tax of	$—	$1,956,748	$113,475	$—
See notes to financial statements.

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BGR		CII

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,408,652	$12,071,039	$2,873,748	$2,696,846
Net realized gain	23,169,588	34,809,940	27,313,271	100,213,617
Net change in unrealized appreciation (depreciation)	(15,169,570)	66,906,553	122,020,412	(211,028,139)

Net increase (decrease) in net assets resulting from operations	18,408,670	113,787,532	152,207,431	(108,117,676)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(10,396,825)	(11,890,970)	(52,698,168)	(92,693,757)
Return of capital	(11,108,880)	(4,610,793)	—	—

Decrease in net assets resulting from distributions to shareholders	(21,505,705)	(16,501,763)	(52,698,168)	(92,693,757)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	—	—	274,446	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,413,692)	(12,296,655)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,413,692)	(12,296,655)	274,446	—

NET ASSETS
Total increase (decrease) in net assets	(10,510,727)	84,989,114	99,783,709	(200,811,433)
Beginning of year	398,492,584	313,503,470	774,667,072	975,478,505

End of year	$387,981,857	$398,492,584	$874,450,781	$774,667,072

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Changes in Net Assets
(continued)

	BDJ (a)		BOE

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,246,184	$30,038,016	$13,670,798	$12,760,469
Net realized gain (loss)	102,886,094	147,475,079	(3,531,179)	15,653,551
Net change in unrealized appreciation (depreciation)	12,843,150	(250,207,024)	86,840,574	(137,096,032)

Net increase (decrease) in net assets resulting from operations	149,975,428	(72,693,929)	96,980,193	(108,682,012)

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(135,982,780)	(204,152,869)	(13,739,848)	(38,142,002)
Return of capital	—	—	(33,325,380)	(9,962,064)

Decrease in net assets resulting from distributions to shareholders	(135,982,780)	(204,152,869)	(47,065,228)	(48,104,066)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	702,786	3,650,249	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,735,878)	—	(11,889,663)	(12,470,648)

Net increase (decrease) in net assets derived from capital share transactions	(2,033,092)	3,650,249	(11,889,663)	(12,470,648)

NET ASSETS
Total increase (decrease) in net assets	11,959,556	(273,196,549)	38,025,302	(169,256,726)
Beginning of year	1,629,641,567	1,902,838,116	688,463,885	857,720,611

End of year	$1,641,601,123	$1,629,641,567	$726,489,187	$688,463,885

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

140	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BGY		BMEZ

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$8,622,266	$10,518,833	$(12,827,913)	$(20,420,947)
Net realized gain (loss)	25,103,078	14,980,788	(125,606)	(26,244,107)
Net change in unrealized appreciation (depreciation)	49,586,269	(92,154,694)	82,812,081	(636,053,199)

Net increase (decrease) in net assets resulting from operations	83,311,613	(66,655,073)	69,858,562	(682,718,253)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(17,300,662)	(20,170,266)	—	(183,050,144)
Return of capital	(23,857,237)	(21,930,456)	(170,987,587)	(11,869,565)

Decrease in net assets resulting from distributions to shareholders	(41,157,899)	(42,100,722)	(170,987,587)	(194,919,709)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(13,143,239)	(7,282,700)	(47,918,763)	(47,829,587)

NET ASSETS
Total increase (decrease) in net assets	29,010,475	(116,038,495)	(149,047,788)	(925,467,549)
Beginning of year	593,471,375	709,509,870	2,056,418,720	2,981,886,269

End of year	$622,481,850	$593,471,375	$1,907,370,932	$2,056,418,720

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	141

Statements of Changes in Net Assets
(continued)

	BME		BIGZ

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,005,523	$1,539,556	$(24,835,889)	$(31,271,483)
Net realized gain (loss)	26,685,806	13,676,395	(395,036,508)	(1,316,372,963)
Net change in unrealized appreciation (depreciation)	(8,674,311)	(41,687,030)	631,441,416	(308,670,678)

Net increase (decrease) in net assets resulting from operations	20,017,018	(26,471,079)	211,569,019	(1,656,315,124)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain	(25,396,234)	(32,998,527)	—	—
Return of capital	(10,214,453)	(1,403,564)	(173,714,456)	(233,929,900)

Decrease in net assets resulting from distributions to shareholders	(35,610,687)	(34,402,091)	(173,714,456)	(233,929,900)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	3,020,683	33,618,939	—	—
Reinvestment of distributions	511,503	1,676,333	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	(37,872,639)	(64,919,571)

Net increase (decrease) in net assets derived from capital share transactions	3,532,186	35,295,272	(37,872,639)	(64,919,571)

NET ASSETS
Total decrease in net assets	(12,061,483)	(25,577,898)	(18,076)	(1,955,164,595)
Beginning of year	600,196,913	625,774,811	2,026,487,914	3,981,652,509

End of year	$588,135,430	$600,196,913	$2,026,469,838	$2,026,487,914

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

142	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets
(continued)

	BCX		BSTZ (a)

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$24,403,314	$26,122,375	$(15,155,748)	$(23,377,483)
Net realized gain (loss)	33,949,389	164,961,884	(40,897,514)	116,813,048
Net change in unrealized appreciation (depreciation)	(66,990,639)	(53,573,504)	336,014,543	(1,429,494,278)

Net increase (decrease) in net assets resulting from operations	(8,637,936)	137,510,755	279,961,281	(1,336,058,713)

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(24,357,046)	(26,024,883)	—	(70,402,537)
Return of capital	(29,035,558)	(22,531,891)	(140,469,092)	(110,549,120)

Decrease in net assets resulting from distributions to shareholders	(53,392,604)	(48,556,774)	(140,469,092)	(180,951,657)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(29,812,008)	(7,554,830)	(34,325,597)	(7,293,625)

NET ASSETS
Total increase (decrease) in net assets	(91,842,548)	81,399,151	105,166,592	(1,524,303,995)
Beginning of year	983,181,040	901,781,889	1,524,657,637	3,048,961,632

End of year	$891,338,492	$983,181,040	$1,629,824,229	$1,524,657,637

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	143

Statements of Changes in Net Assets
(continued)

	BST (a)		BUI

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(7,655,006)	$(9,272,089)	$7,841,668	$7,295,744
Net realized gain	50,365,846	51,379,805	19,192,335	7,425,254
Net change in unrealized appreciation (depreciation)	247,434,391	(696,878,029)	9,049,746	(59,248,817)

Net increase (decrease) in net assets resulting from operations	290,145,231	(654,770,313)	36,083,749	(44,527,819)

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income and net realized gain	(50,091,649)	(69,684,200)	(21,447,319)	(18,983,124)
Return of capital	(51,595,440)	(27,306,002)	(11,077,670)	(13,135,583)

Decrease in net assets resulting from distributions to shareholders	(101,687,089)	(96,990,202)	(32,524,989)	(32,118,707)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	41,619,188	28,525,537	3,779,817	14,467,890
Reinvestment of distributions	5,644,095	2,771,741	730,387	766,909

Net increase in net assets derived from capital share transactions	47,263,283	31,297,278	4,510,204	15,234,799

NET ASSETS
Total increase (decrease) in net assets	235,721,425	(720,463,237)	8,068,964	(61,411,727)
Beginning of year	960,703,201	1,681,166,438	498,392,966	559,804,693

End of year	$1,196,424,626	$960,703,201	$506,461,930	$498,392,966

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

144	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
Year Ended December 31, 2023

	BGR	CII	BDJ (a)	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$18,408,670	$152,207,431	$149,975,428	$96,980,193
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	155,259,253	299,421,903	738,966,890	363,701,155
Purchases of long-term investments	(147,272,203)	(235,741,075)	(698,110,301)	(330,769,604)
Net proceeds from sales of short-term securities	4,083,155	1,330,166	70,837,572	3,976,712
Premiums paid on closing options written	(21,610,723)	(113,646,798)	(165,872,491)	(50,374,267)
Premiums received from options written	28,273,392	99,822,466	158,385,773	54,159,601
Net realized (gain) loss on investments and options written	(22,920,725)	(27,280,542)	(102,827,132)	3,739,905
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	15,177,844	(122,020,412)	(12,786,583)	(86,769,860)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	2,178	46,761	233,670	10,292
Dividends — unaffiliated	119,573	43,195	309,576	(145,719)
Securities lending income — affiliated	—	(315)	—	—
Prepaid expenses	(3,815)	(6,042)	(14,631)	(6,414)
Deferred offering costs	—	—	(208,889)	—
Increase (Decrease) in Liabilities
Due to broker	—	—	—	530,000
Collateral on securities loaned	—	397,585	—	—
Payables
Accounting services fees	(3,703)	(3,884)	(7,699)	(4,754)
Custodian fees	(7,606)	(68)	(20,442)	(14,517)
Investment advisory fees	(6,328)	39,963	(34,244)	12,621
Trustees’ and Officer’s fees	14,268	26,371	108,558	29,364
Other accrued expenses	(19,397)	(48,293)	(32,354)	(14,595)
Professional fees	(24,123)	(30,540)	(52,758)	(27,087)
Transfer agent fees	(9,570)	(10,588)	(23,655)	(13,244)
Other liabilities	—	—	(666,808)	—

Net cash provided by operating activities	29,460,140	54,547,284	138,159,480	54,999,782

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(21,597,278)	(54,523,046)	(135,279,994)	(47,201,093)
Net payments on redemption of capital shares	(7,673,529)	—	(2,735,878)	(12,222,062)
Decrease in bank overdraft	(83,281)	(24,238)	—	—

Net cash used for financing activities	(29,354,088)	(54,547,284)	(138,015,872)	(59,423,155)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(810)	—	(2)	(155)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	105,242	—	143,606	(4,423,528)
Restricted and unrestricted cash and foreign currency at beginning of year	58,425	—	129,653	4,953,552

Restricted and unrestricted cash and foreign currency at end of year	$163,667	$—	$273,259	$530,024

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,981	$25	$1,285	$12,510

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$274,446	$702,786	$—

F I N A N C I A L S T A T E M E N T S	145

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BGR	CII	BDJ (a)	BOE

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$272,377	$—
Cash pledged
Collateral — OTC derivatives	—	—	—	530,000
Foreign currency at value	163,667	—	882	24

	$163,667	$—	$273,259	$530,024

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

146	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BGY	BMEZ	BME	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$83,311,613	$69,858,562	$20,017,018	$211,569,019
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	378,012,871	1,388,198,381	276,514,413	1,004,863,164
Purchases of long-term investments	(350,204,293)	(1,212,826,357)	(241,735,506)	(779,071,516)
Net proceeds from sales (purchases) of short-term securities	(2,637,782)	32,057,220	(7,524,854)	132,541
Premiums paid on closing options written	(29,738,122)	(100,995,609)	(38,654,231)	(71,188,435)
Premiums received from options written	43,528,696	119,727,132	42,173,622	66,060,586
Net realized (gain) loss on investments and options written	(24,861,160)	1,723,983	(26,689,552)	395,265,926
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(49,439,379)	(82,781,507)	8,683,167	(631,426,944)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(16,306)	(137,063)	(73,363)	10,476
Dividends — unaffiliated	281,025	(237,570)	51,234	(113,427)
Securities lending income — affiliated	—	31,029	4,310	3,221
Prepaid expenses	(5,495)	(16,160)	(5,292)	(16,620)
Deferred offering costs	—	—	(4,426)	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	—	10,470,673	(675,895)	20,319,859
Payables
Accounting services fees	(3,884)	(1,418)	(2,228)	(2,428)
Custodian fees	(12,737)	(47,364)	(1,746)	(2,794)
Deferred foreign capital gain tax	(68,252)	—	—	—
Investment advisory fees	7,499	(256,219)	(22,241)	(106,788)
Trustees’ and Officer’s fees	18,863	77,726	12,638	78,419
Other accrued expenses	(13,184)	(126,201)	(24,844)	(109,246)
Professional fees	(21,108)	3,689	(15,408)	36,486
Proxy fees	—	88,733	—	309,518
Transfer agent fees	(10,140)	(24,185)	(8,140)	(38,665)

Net cash provided by operating activities	48,128,725	224,787,475	32,018,676	216,572,352

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(41,320,547)	(173,524,946)	(35,099,184)	(176,112,694)
Payments for offering costs	—	—	(497)	—
Net payments on redemption of capital shares	(13,143,239)	(51,038,060)	—	(40,459,636)
Increase in bank overdraft	—	196,568	57,766	—
Proceeds from issuance of capital shares	—	—	3,020,683	—

Net cash used for financing activities	(54,463,786)	(224,366,438)	(32,021,232)	(216,572,330)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(2,005)	16	(28)	10

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(6,337,066)	421,053	(2,584)	32
Restricted and unrestricted cash and foreign currency at beginning of year	6,408,896	36,115	3,118	335

Restricted and unrestricted cash and foreign currency at end of year	$71,830	$457,168	$534	$367

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$11,998	$2,572	$55	$1,499

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$511,503	$—

F I N A N C I A L S T A T E M E N T S	147

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BGY	BMEZ	BME	BIGZ

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Collateral — OTC derivatives	$—	$456,000	$—	$—
Foreign currency at value	71,830	1,168	534	367

	$71,830	$457,168	$534	$367

See notes to financial statements.

148	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BCX	BSTZ (a)	BST (a)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(8,637,936)	$279,961,281	$290,145,231	$36,083,749
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	454,061,490	814,156,277	436,821,798	163,826,356
Purchases of long-term investments	(417,686,429)	(617,172,687)	(350,433,270)	(156,804,674)
Net proceeds from sales (purchases) of short-term securities	(902,005)	16,346,031	378,587	4,652,393
Premiums paid on closing options written	(48,050,251)	(155,845,035)	(131,697,471)	(23,113,180)
Premiums received from options written	65,847,566	126,407,741	99,092,517	29,917,467
Net realized (gain) loss on investments and options written	(33,581,296)	41,324,283	(49,817,838)	(18,317,996)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	67,014,722	(334,050,748)	(247,319,836)	(9,031,905)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	18,603	42,344	28,000	(470)
Dividends — unaffiliated	298,258	(3,314)	208,491	240,077
Interest — unaffiliated	(159,250)	—	—	—
Securities lending income — affiliated	(1,145)	(2,549)	(2,001)	1,742
Prepaid expenses	—	(12,591)	(10,113)	—
Other assets	—	680,607	—	—
Deferred offering costs	—	—	15,149	(1,089)
Increase (Decrease) in Liabilities
Due to broker	—	680,000	—	—
Collateral on securities loaned	6,147,790	2,865,527	5,036,333	1,071,499
Payables
Accounting services fees	(4,977)	(3,794)	(4,128)	(4,128)
Custodian fees	(9,391)	7,468	(14,492)	(9,453)
Deferred capital gain tax	—	(1,956,748)	(113,475)	—
Investment advisory fees	(93,556)	23,937	154,885	(6,370)
Trustees’ and Officer’s fees	17,514	61,976	15,517	7,795
Other accrued expenses	(87,879)	(68,059)	(68,655)	(81,981)
Professional fees	(37,767)	6,639	20,994	(23,282)
Transfer agent fees	(17,661)	(24,601)	(18,683)	(7,601)

Net cash provided by operating activities	84,136,400	173,423,985	52,417,540	28,398,949

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(53,560,583)	(142,794,066)	(96,618,820)	(31,944,926)
Payments for offering costs	—	—	(7,750)	—
Net payments on redemption of capital shares	(30,516,383)	(36,266,037)	—	—
Increase (decrease) in bank overdraft	(117,583)	347,361	418,700	—
Proceeds from issuance of capital shares	—	—	41,619,188	3,779,817

Net cash used for financing activities	(84,194,549)	(178,712,742)	(54,588,682)	(28,165,109)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(10)	(72)	(930)	185

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(58,159)	(5,288,829)	(2,172,072)	234,025
Restricted and unrestricted cash and foreign currency at beginning of year	69,403	8,098,829	2,655,178	196,343

Restricted and unrestricted cash and foreign currency at end of year	$11,244	$2,810,000	$483,106	$430,368

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,847	$21,132	$14,556	$2,654

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$5,644,095	$730,387

F I N A N C I A L S T A T E M E N T S	149

Statements of Cash Flows
(continued)
Year Ended December 31, 2023

	BCX	BSTZ (a)	BST (a)	BUI

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$11,212	$—	$—	$118,852
Cash pledged
Collateral — OTC derivatives	—	2,810,000	480,000	—
Foreign currency at value	32	—	3,106	311,516

	$11,244	$2,810,000	$483,106	$430,368

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

150	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BGR

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$14.21	$10.77	$8.17		$12.57	$11.98

Net investment income (a)	0.37	0.42	0.28		0.32	0.34
Net realized and unrealized gain (loss)	0.32	3.60	2.77		(4.06)	1.18

Net increase (decrease) from investment operations	0.69	4.02	3.05		(3.74)	1.52

Distributions (b)
From net investment income	(0.37)	(0.42)	(0.28)		(0.32)	(0.34)
Return of capital	(0.40)	(0.16)	(0.17)		(0.34)	(0.59)

Total distributions	(0.77)	(0.58)	(0.45)		(0.66)	(0.93)

Net asset value, end of year	$14.13	$14.21	$10.77		$8.17	$12.57

Market price, end of year	$12.45	$12.53	$9.48		$7.10	$11.88

Total Return (c)
Based on net asset value	5.75%	38.51%	38.36	% (d)	(29.03)%	13.74%

Based on market price	5.66%	38.76%	40.14%		(34.74)%	23.23%

Ratios to Average Net Assets (e)
Total expenses	1.29%	1.26%	1.33%		1.37%	1.35%

Total expenses after fees waived and/or reimbursed	1.07%	1.04%	1.11%		1.15%	1.16%

Net investment income	2.66%	3.21%	2.88%		3.77%	2.67%

Supplemental Data
Net assets, end of year (000)	$387,982	$398,493	$313,503		$237,868	$374,896

Portfolio turnover rate	38%	76%	61%		62%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	151

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	CII

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$17.55	$22.10	$19.12	$17.96	$15.28

Net investment income (a)	0.07	0.06	0.04	0.13	0.18
Net realized and unrealized gain (loss)	3.38	(2.51)	4.04	2.08	3.50

Net increase (decrease) from investment operations	3.45	(2.45)	4.08	2.21	3.68

Distributions (b)
From net investment income	(0.07)	(0.04)	(0.04)	(0.13)	(0.19)
From net realized gain	(1.12)	(2.06)	(1.06)	(0.92)	(0.44)
Return of capital	—	—	—	—	(0.37)

Total distributions	(1.19)	(2.10)	(1.10)	(1.05)	(1.00)

Net asset value, end of year	$19.81	$17.55	$22.10	$19.12	$17.96

Market price, end of year	$19.00	$17.12	$22.12	$17.40	$17.25

Total Return (c)
Based on net asset value	20.45%	(10.95)%	21.97%	13.94%	25.08%

Based on market price	18.43%	(13.21)%	34.15%	7.97%	30.38%

Ratios to Average Net Assets (d)
Total expenses	0.89%	0.89%	0.90%	0.91%	0.91%

Total expenses after fees waived and/or reimbursed	0.89%	0.89%	0.90%	0.91%	0.91%

Net investment income	0.35%	0.31%	0.21%	0.78%	1.08%

Supplemental Data
Net assets, end of year (000)	$874,451	$774,667	$975,479	$843,673	$792,638

Portfolio turnover rate	28%	32%	27%	46%	32%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

152	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BDJ

	Year Ended 12/31/23 (a)	Year Ended 12/31/22	(a)	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.74	$10.23		$9.35	$10.03	$8.74

Net investment income (b)	0.18	0.16		0.15	0.18	0.18
Net realized and unrealized gain (loss)	0.63	(0.56)		1.60	(0.26)	1.86

Net increase (decrease) from investment operations	0.81	(0.40)		1.75	(0.08)	2.04

Distributions (c)
From net investment income	(0.13)	(0.04)		(0.28)	(0.15)	(0.08)
From net realized gain	(0.60)	(1.05)		(0.59)	(0.45)	(0.67)

Total distributions	(0.73)	(1.09)		(0.87)	(0.60)	(0.75)

Net asset value, end of year	$8.82	$8.74		$10.23	$9.35	$10.03

Market price, end of year	$7.69	$9.01		$10.08	$8.47	$9.92

Total Return (d)
Based on net asset value	10.37%	(3.71	)% (e)	19.33%	0.77%	24.52%

Based on market price	(6.65)%	0.74%		29.80%	(7.70)%	38.53%

Ratios to Average Net Assets (f)
Total expenses	0.86%	0.84%		0.85%	0.86%	0.87%

Total expenses after fees waived and/or reimbursed	0.86%	0.84%		0.85%	0.86%	0.87%

Net investment income	2.12%	1.69%		1.44%	2.15%	1.99%

Supplemental Data
Net assets, end of year (000)	$1,641,601	$1,629,642		$1,902,838	$1,739,122	$1,881,675

Portfolio turnover rate	43%	81%		40%	48%	40%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	153

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BOE

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$10.97	$13.40	$12.28	$12.32	$11.07

Net investment income (a)	0.22	0.20	0.19	0.26	0.30
Net realized and unrealized gain (loss)	1.38	(1.87)	1.69	0.46	1.71

Net increase (decrease) from investment operations	1.60	(1.67)	1.88	0.72	2.01

Distributions (b)
From net investment income	(0.22)	(0.19)	(0.19)	(0.26)	(0.31)
From net realized gain	—	(0.41)	(0.57)	—	—
Return of capital	(0.54)	(0.16)	—	(0.50)	(0.45)

Total distributions	(0.76)	(0.76)	(0.76)	(0.76)	(0.76)

Net asset value, end of year	$11.81	$10.97	$13.40	$12.28	$12.32

Market price, end of year	$9.92	$9.56	$12.18	$10.91	$10.99

Total Return (c)
Based on net asset value	16.16%	(11.87)%	16.21%	7.65%	19.54%

Based on market price	11.95%	(15.51)%	18.89%	7.22%	25.98%

Ratios to Average Net Assets (d)
Total expenses	1.09%	1.06%	1.07%	1.09%	1.12%

Total expenses after fees waived and/or reimbursed	0.91%	0.89%	0.90%	0.92%	0.94%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.91%	0.88%	0.90%	0.92%	0.94%

Net investment income	1.93%	1.72%	1.46%	2.33%	2.62%

Supplemental Data
Net assets, end of year (000)	$726,489	$688,464	$857,721	$786,230	$807,712

Portfolio turnover rate	46%	44%	65%	61%	26%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

154	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BGY

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$5.78	$6.81	$6.49	$6.47	$5.79

Net investment income (a)	0.09	0.10	0.09	0.12	0.16
Net realized and unrealized gain (loss)	0.75	(0.72)	0.64	0.31	0.93

Net increase (decrease) from investment operations	0.84	(0.62)	0.73	0.43	1.09

Distributions (b)
From net investment income	(0.08)	(0.10)	(0.14)	(0.13)	(0.16)
From net realized gain	(0.09)	(0.10)	(0.15)	—	(0.19)
Return of capital	(0.24)	(0.21)	(0.12)	(0.28)	(0.06)

Total distributions	(0.41)	(0.41)	(0.41)	(0.41)	(0.41)

Net asset value, end of year	$6.21	$5.78	$6.81	$6.49	$6.47

Market price, end of year	$5.27	$5.02	$6.28	$5.87	$5.89

Total Return (c)
Based on net asset value	15.94%	(8.33)%	11.92%	8.18%	20.20%

Based on market price	13.29%	(13.67)%	14.11%	7.49%	27.22%

Ratios to Average Net Assets (d)
Total expenses	1.10%	1.08%	1.09%	1.10%	1.13%

Total expenses after fees waived and/or reimbursed	1.10%	1.03%	0.99%	1.00%	1.03%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.10%	1.02%	0.99%	1.00%	1.03%

Net investment income	1.40%	1.71%	1.34%	1.99%	2.57%

Supplemental Data
Net assets, end of year (000)	$622,482	$593,471	$709,510	$676,949	$683,247

Portfolio turnover rate	55%	41%	71%	60%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	155

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BMEZ

	Year Ended 12/31/23		Year Ended 12/31/22	Year Ended 12/31/21	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$18.76		$26.47	$30.73	$20.00

Net investment loss (b)	(0.12)		(0.18)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	0.85		(5.79)	(2.23)	11.85

Net increase (decrease) from investment operations	0.73		(5.97)	(2.55)	11.63

Distributions (c)
From net realized gain	—		(1.63)	(1.71)	(0.90)
Return of capital	(1.58)		(0.11)	—	—

Total distributions	(1.58)		(1.74)	(1.71)	(0.90)

Net asset value, end of period	$17.91		$18.76	$26.47	$30.73

Market price, end of period	$14.65		$15.43	$25.36	$28.65

Total Return (d)
Based on net asset value	5.60%		(21.66)%	(8.31)%	59.62	% (e)(f)

Based on market price	5.02%		(32.75)%	(5.76)%	48.82	% (f)

Ratios to Average Net Assets (g)
Total expenses	1.33	% (h)	1.32%	1.30%	1.29	% (i)

Total expenses after fees waived and/or reimbursed	1.32	% (h)	1.32%	1.30%	1.28	% (i)

Net investment loss	(0.65)%		(0.91)%	(1.10)%	(1.00	)% (i)

Supplemental Data
Net assets, end of period (000)	$1,907,371		$2,056,419	$2,981,886	$3,462,638

Portfolio turnover rate	63%		63%	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.31% and 1.30%, respectively.
(i)	Annualized.
See notes to financial statements.

156	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BME

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$43.30	$47.96	$45.66		$41.19	$35.87

Net investment income (a)	0.14	0.11	—		0.01	0.06
Net realized and unrealized gain (loss)	1.30	(2.21)	4.74		6.86	7.66

Net increase (decrease) from investment operations	1.44	(2.10)	4.74		6.87	7.72

Distributions (b)
From net investment income	(0.17)	(0.12)	(0.00	) (c)	(0.05)	(0.12)
From net realized gain	(1.66)	(2.34)	(2.44)		(2.35)	(2.28)
Return of capital	(0.73)	(0.10)	—		—	—

Total distributions	(2.56)	(2.56)	(2.44)		(2.40)	(2.40)

Net asset value, end of year	$42.18	$43.30	$47.96		$45.66	$41.19

Market price, end of year	$40.46	$43.58	$48.50		$47.59	$42.50

Total Return (d)
Based on net asset value	3.80%	(4.19)%	10.66	% (e)	17.50%	22.26%

Based on market price	(1.08)%	(4.64)%	7.37%		18.69%	24.15%

Ratios to Average Net Assets (f)
Total expenses	1.06%	1.08%	1.08%		1.10%	1.09%

Total expenses after fees waived and/or reimbursed	1.06%	1.07%	1.08%		1.10%	1.09%

Net investment income	0.34%	0.27%	0.01%		0.01%	0.16%

Supplemental Data
Net assets, end of year (000)	$588,135	$600,197	$625,775		$545,936	$446,773

Portfolio turnover rate	43%	41%	49%		28%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	157

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BIGZ

	Year Ended 12/31/23		Year Ended 12/31/22		Period from 03/29/21 (a) to 12/31/21

Net asset value, beginning of period	$8.82		$16.72		$20.00

Net investment loss (b)	(0.11)		(0.13)		(0.15)
Net realized and unrealized gain (loss)	1.09		(6.78)		(2.43)

Net increase (decrease) from investment operations	0.98		(6.91)		(2.58)

Distribution from return of capital (c)	(0.77)		(0.99)		(0.70)

Net asset value, end of period	$9.03		$8.82		$16.72

Market price, end of period	$7.33		$6.81		$14.54

Total Return (d)
Based on net asset value	13.28%		(41.14	)% (e)	(13.03	)% (f)

Based on market price	19.09%		(47.74)%		(24.37	)% (f)

Ratios to Average Net Assets (g)
Total expenses	1.44	% (h)	1.36%		1.29	% (i)

Total expenses after fees waived and/or reimbursed	1.44	% (h)	1.36%		1.28	% (i)

Net investment loss	(1.22)%		(1.22)%		(1.02	)% (i)

Supplemental Data
Net assets, end of period (000)	$2,026,470		$2,026,488		$3,981,653

Portfolio turnover rate	37%		41%		55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.33% and 1.33%, respectively.
(i)	Annualized.
See notes to financial statements.

158	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BCX

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$11.23	$10.21	$8.45	$9.04	$8.44

Net investment income (a)	0.29	0.30	0.29	0.20	0.23
Net realized and unrealized gain (loss)	(0.33)	1.27	1.95	(0.26)	0.99

Net increase (decrease) from investment operations	(0.04)	1.57	2.24	(0.06)	1.22

Distributions (b)
From net investment income	(0.28)	(0.29)	(0.38)	(0.23)	(0.23)
Return of capital	(0.34)	(0.26)	(0.10)	(0.30)	(0.39)

Total distributions	(0.62)	(0.55)	(0.48)	(0.53)	(0.62)

Net asset value, end of year	$10.57	$11.23	$10.21	$8.45	$9.04

Market price, end of year	$8.88	$9.97	$9.35	$7.41	$8.07

Total Return (c)
Based on net asset value	0.56%	16.31%	27.20%	1.56%	15.88%

Based on market price	(4.84)%	12.76%	32.83%	(0.23)%	23.67%

Ratios to Average Net Assets (d)
Total expenses	1.06%	1.05%	1.07%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed	1.06%	1.05%	1.07%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.06%	1.05%	1.07%	1.09%	1.11%

Net investment income	2.63%	2.73%	3.05%	2.62%	2.56%

Supplemental Data
Net assets, end of year (000)	$891,338	$983,181	$901,782	$746,615	$822,754

Portfolio turnover rate	46%	92%	66%	78%	69%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	159

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BSTZ

	Year Ended 12/31/23 (a)		Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)		Period from 06/27/19 (b) to 12/31/19

Net asset value, beginning of period	$19.53		$38.82	$38.72	$20.95		$20.00

Net investment loss (c)	(0.20)		(0.30)	(0.51)	(0.30)		(0.05)
Net realized and unrealized gain (loss)	3.92		(16.69)	3.69	19.32		1.50

Net increase (decrease) from investment operations	3.72		(16.99)	3.18	19.02		1.45

Distributions (d)
From net realized gain	—		(0.89)	(3.08)	(1.10)		—
Return of capital	(1.82)		(1.41)	—	(0.15)		(0.50)

Total distributions	(1.82)		(2.30)	(3.08)	(1.25)		(0.50)

Net asset value, end of period	$21.43		$19.53	$38.82	$38.72		$20.95

Market price, end of period	$16.71		$15.64	$38.94	$36.38		$20.50

Total Return (e)
Based on net asset value	21.74	% (f)	(43.98)%	8.41%	94.60	% (f)	7.40	% (g)

Based on market price	18.54%		(55.27)%	15.75%	86.85%		5.10	% (g)

Ratios to Average Net Assets (h)
Total expenses	1.35%		1.33%	1.31%	1.33%		1.32	% (i)

Total expenses after fees waived and/or reimbursed	1.34%		1.33%	1.31%	1.33%		1.30	% (i)

Net investment loss	(0.96)%		(1.16)%	(1.25)%	(1.16)%		(0.48	)% (i)

Supplemental Data
Net assets, end of period (000)	$1,629,824		$1,524,658	$3,048,962	$3,023,744		$1,635,966

Portfolio turnover rate	38%		47%	18%	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 21.68%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

160	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BST

	Year Ended 12/31/23 (a)	Year Ended 12/31/22 (a)		Year Ended 12/31/21 (a)	Year Ended 12/31/20 (a)		Year Ended 12/31/19

Net asset value, beginning of year	$29.11	$52.40		$51.94	$32.45		$26.21

Net investment loss (b)	(0.23)	(0.29)		(0.43)	(0.28)		(0.17)
Net realized and unrealized gain (loss)	8.86	(20.00)		5.84	21.82		9.92

Net increase (decrease) from investment operations	8.63	(20.29)		5.41	21.54		9.75

Distributions (c)
From net realized gain	(1.48)	(2.16)		(4.27)	(2.05)		(3.51)
Return of capital	(1.52)	(0.84)		—	—		—

Total distributions	(3.00)	(3.00)		(4.27)	(2.05)		(3.51)

Dilutive effect of rights offer (Note 10)	—	—		(0.68)	—		—

Net asset value, end of year	$34.74	$29.11		$52.40	$51.94		$32.45

Market price, end of year	$33.66	$28.37		$49.97	$53.30		$33.27

Total Return (d)
Based on net asset value	30.78%	(39.56	)% (e)	9.44%	68.76	% (f)	37.82%

Based on market price	30.03%	(38.23)%		1.70%	68.92%		34.77%

Ratios to Average Net Assets (g)
Total expenses	1.09%	1.11%		1.05%	1.09%		1.08%

Total expenses after fees waived and/or reimbursed	1.09%	1.11%		1.00%	0.99%		0.92%

Total expenses after fees waived and/or reimbursed and excluding dividend expense	1.09%	1.10%		1.00%	0.99%		0.92%

Net investment loss	(0.70)%	(0.77)%		(0.78)%	(0.73)%		(0.52)%

Supplemental Data
Net assets, end of year (000)	$1,196,425	$960,703		$1,681,166	$1,297,344		$742,672

Portfolio turnover rate	32%	38%		31%	20%		32%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)
For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (NAV) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	161

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BUI

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$22.37	$25.86	$23.80	$22.02	$18.77

Net investment income (a)	0.35	0.33	0.24	0.33	0.37
Net realized and unrealized gain (loss)	1.26	(2.37)	3.27	2.90	4.33

Net increase (decrease) from investment operations	1.61	(2.04)	3.51	3.23	4.70

Distributions (b)
From net investment income	(0.37)	(0.30)	(0.24)	(0.20)	(0.24)
From net realized gain	(0.59)	(0.56)	(0.76)	(1.08)	(1.06)
Return of capital	(0.49)	(0.59)	(0.45)	(0.17)	(0.15)

Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(1.45)

Net asset value, end of year	$22.53	$22.37	$25.86	$23.80	$22.02

Market price, end of year	$21.82	$20.77	$26.62	$25.04	$22.31

Total Return (c)
Based on net asset value	7.66%	(7.73)%	15.13%	15.87%	25.63%

Based on market price	12.30%	(16.78)%	12.65%	20.32%	20.91%

Ratios to Average Net Assets (d)
Total expenses	1.08%	1.08%	1.08%	1.13%	1.12%

Total expenses after fees waived and/or reimbursed	1.08%	1.08%	1.07%	1.10%	1.10%

Net investment income	1.58%	1.44%	0.97%	1.58%	1.78%

Supplemental Data
Net assets, end of year (000)	$506,462	$498,393	$559,805	$444,526	$383,337

Portfolio turnover rate	31%	36%	20%	39%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
See notes to financial statements.

162	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Term Trust	BMEZ	Maryland	Non-diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Innovation and Growth Term Trust	BIGZ	Maryland	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Term Trust	BSTZ	Delaware	Diversified*
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On March 31, 2023, the Board approved a proposal to change the name of BlackRock Innovation and Growth Trust, BlackRock Health Sciences Trust II and BlackRock Science and Technology Trust II , effective as of April 5, 2023, to BlackRock Innovation and Growth Term Trust, BlackRock Health Sciences Term Trust and BlackRock Science and Technology Term Trust, respectively. There were no changes to the Trusts’ investment policies or strategies in conjunction with the name changes.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:
The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. Taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $10,716,626, which is 0.6% of BDJ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $21,564,780, which is 1.3% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.
The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $11,500,360, which is 0.9% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.
2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results

N O T E S T O F I N A N C I A L S T A T E M E N T S	163

Notes to Financial Statements
(continued)

could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Foreign Currency Translation:
Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
ForeignTaxes:
The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Bank Overdraft:
The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization:
If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the year.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•
The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach
(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii)   market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and

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Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach
(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii)   relevant news and other public sources; and
(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
As of December 31, 2023, certain investments of CII, BMEZ, BIGZ, BCX, BSTZ, BST and BUI were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Commitments:
Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of December 31, 2023, BDJ had outstanding commitments of $7,443,073. These commitments are not included in the net assets of BDJ as of December 31, 2023.
Securities Lending:
Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial

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collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
CII
Citigroup Global Markets, Inc.	$388,229	$(388,229)	$—		$—
Credit Suisse Securities (USA) LLC	1,699	(1,699)	—		—

	$389,928	$(389,928)	$—		$—

BMEZ
Barclays Capital, Inc.	$229,896	$(229,896)	$—		$—
BofA Securities, Inc.	16,500	(16,500)	—		—
Citigroup Global Markets, Inc.	6,461,660	(6,461,660)	—		—
Goldman Sachs & Co. LLC	2,252,539	(2,252,539)	—		—
Morgan Stanley	2,115,151	(2,115,151)	—		—
National Financial Services LLC	785,307	(785,307)	—		—
Toronto-Dominion Bank	1,688	(1,688)	—		—

	$11,862,741	$(11,862,741)	$—		$—

BIGZ
Barclays Capital, Inc.	$3,929,480	$(3,929,480)	$—		$—
J.P. Morgan Securities LLC	1,959,182	(1,959,182)	—		—
Morgan Stanley	1,518,708	(1,518,708)	—		—
State Street Bank & Trust Co.	9,985,344	(9,985,344)	—		—
Toronto-Dominion Bank	2,280,275	(2,280,275)	—		—

	$19,672,989	$(19,672,989)	$—		$—

BCX
Citigroup Global Markets, Inc.	$3,633,437	$(3,633,437)	$—		$—
Credit Suisse Securities (USA) LLC	312,291	(312,291)	—		—
J.P. Morgan Securities LLC	1,854,548	(1,854,548)	—		—
Morgan Stanley	156,145	(156,145)	—		—

	$5,956,421	$(5,956,421)	$—		$—

BSTZ
Goldman Sachs & Co. LLC	$825,664	$(825,664)	$—		$—
J.P. Morgan Securities LLC	69,960	(69,960)	—		—
Morgan Stanley	1,743,364	(1,743,364)	—		—
State Street Bank & Trust Co.	95,671	(95,671)	—		—

	$2,734,659	$(2,734,659)	$—		$—

BST
Citigroup Global Markets, Inc.	$1,022,125	$(1,022,125)	$—		$—

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Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
BST (continued)
J.P. Morgan Securities LLC	$3,687,666	$(3,687,666)	$—		$—
Toronto-Dominion Bank	864,690	(864,690)	—		—

	$5,574,481	$(5,574,481)	$—		$—

BUI
Barclays Capital, Inc.	$1,040,726	$(1,040,726)	$—		$—
Goldman Sachs & Co. LLC	23,607	(23,607)	—		—
Morgan Stanley	196,725	(196,725)	—		—

	$1,261,058	$(1,261,058)	$—		$—

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.
5. DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options:
The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting

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terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%
Average daily value of each Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings for leverage:

CII
Investment advisory fees	0.85%
Average daily value of each Trust’s net assets:

	BGY	BUI
Investment advisory fees	1.00%	1.00%
Average daily value of each Trust’s managed assets:

	BMEZ	BIGZ	BSTZ	BST
Investment advisory fees	1.25%	1.25%	1.25%	1.00%
For such services, BCX pays the Manager a monthly fee at an annual rate equal to 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the “BCX Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended December 31, 2023.
For purposes of calculating these fees, “net assets” mean the total assets of BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BSTZ and BST (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary and BST Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary or BST Taxable Subsidiary for providing investment management or administrative services. However, BDJ pays the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, and BSTZ and BST pay the Manager based on the Trust’s managed assets, which includes the assets of the BSTZ Taxable Subsidiary and BST Taxable Subsidiary, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	169

Notes to Financial Statements
(continued)

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees:
BDJ, BME, BST and BUI have each entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BDJ’s, BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BDJ’s, BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2023 amounted to $0, $6,106, $84,111 and $7,641 for each of BDJ, BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements:
The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets, as follows:

BGR	BOE
0.220%	0.175%
These voluntary waivers may be reduced or discontinued at any time without notice.
For the year ended December 31, 2023, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$861,964
BOE	1,239,614
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$4,561
CII	9,345
BDJ	42,031
BOE	6,630
BGY	7,794
BMEZ	42,748
BME	19,166
BIGZ	6,701
BCX	18,912
BSTZ	5,929
BST	5,407
BUI	8,011
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending:
The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

170	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

Pursuant to the current securities lending agreement, each of CII, BDJ, BMEZ, BME, BIGZ and BST retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each of CII, BDJ, BMEZ, BME, BIGZ and BST, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Pursuant to the current securities lending agreement, each of BGR, BOE, BGY, BCX, BSTZ and BUI retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each of BGR, BOE, BGY, BCX, BSTZ and BUI, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.
Prior to January 1, 2023, BIM was permitted to lend each Trust’s securities only when the difference between the borrower rebate rate (i.e., a negotiated interest rate payment for cash collateral pledged in connection with a securities lending transaction) and the risk free rate exceeded a certain level (such securities, the “specials only securities”). Effective January 1, 2023, this limitation no longer applies.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2023, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
CII	$1,530
BDJ	230
BOE	566
BMEZ	107,504
BME	5,993
BIGZ	14,292
BCX	3,731
BSTZ	15,199
BST	3,859
BUI	2,253
Trustees and Officers:
Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:
During the period ended December 31, 2023, BSTZ received a reimbursement of $127,092, from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.
The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BOE	$—	$1,624,132	$48,460
BGY	2,972,174	—	—
BUI	261,340	—	—
7. PURCHASES AND SALES
For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BGR	$146,537,617	$155,743,276
CII	235,741,075	299,421,903
BDJ	689,480,343	734,197,999
BOE	322,976,129	363,804,994
BGY	337,874,205	378,018,464
BMEZ	1,209,309,621	1,388,053,476
BME	241,292,839	275,704,754
BIGZ	761,816,098	1,000,525,033
BCX	415,902,973	448,984,371
BSTZ	607,642,765	812,220,813

N O T E S T O F I N A N C I A L S T A T E M E N T S	171

Notes to Financial Statements
(continued)

Trust Name	Purchases	Sales

BST	$348,579,186	$437,668,495
BUI	154,271,528	163,843,293

8. INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to timing and recognition of partnership income, non-deductible expenses, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and net operating losses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)

BGR	$558,373	$(558,373)
BDJ	(5,192)	5,192
BMEZ	(7,775,158)	7,775,158
BIGZ	(17,277,154)	17,277,154
BSTZ	6,950,700	(6,950,700)
BST	(6,831,334)	6,831,334
BUI	(828)	828

The tax character of distributions paid was as follows:

Trust Name	Year Ended 12/31/23	Year Ended 12/31/22

BGR
Ordinary income	$10,396,825	$11,890,970
Return of capital	11,108,880	4,610,793

	$21,505,705	$16,501,763

CII
Ordinary income	$11,634,813	$21,905,388
Long-term capital gains	41,063,355	70,788,369

	$52,698,168	$92,693,757

BDJ
Ordinary income	$33,363,489	$25,303,490
Long-term capital gains	102,619,291	178,849,379

	$135,982,780	$204,152,869

BOE
Ordinary income	$13,739,848	$16,041,931
Long-term capital gains	—	22,100,071
Return of capital	33,325,380	9,962,064

	$47,065,228	$48,104,066

BGY
Ordinary income	$9,930,219	$13,622,966
Long-term capital gains	7,370,443	6,547,300
Return of capital	23,857,237	21,930,456

	$41,157,899	$42,100,722

BMEZ
Ordinary income	$—	$82,094,690
Long-term capital gains	—	100,955,454
Return of capital	170,987,587	11,869,565

	$170,987,587	$194,919,709

172	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

Trust Name	Year Ended 12/31/23	Year Ended 12/31/22

BME
Ordinary income	$2,244,293	$1,635,849
Long-term capital gains	23,151,941	31,362,678
Return of capital	10,214,453	1,403,564

	$35,610,687	$34,402,091

BIGZ
Return of capital	$173,714,456	$233,929,900

BCX
Ordinary income	$24,357,046	$26,024,883
Return of capital	29,035,558	22,531,891

	$53,392,604	$48,556,774

BSTZ
Long-term capital gains	$—	$70,402,537
Return of capital	140,469,092	110,549,120

	$140,469,092	$180,951,657

BST
Long-term capital gains	$50,091,649	$69,684,200
Return of capital	51,595,440	27,306,002

	$101,687,089	$96,990,202

BUI
Ordinary income	$19,423,039	$6,721,779
Long-term capital gains	2,024,280	12,261,345
Return of capital	11,077,670	13,135,583

	$32,524,989	$32,118,707

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Capital Losses (c)	Qualified Late-Year Ordinary Losses (c)	Total

BGR	$—	$—	$(216,932,775)	$97,434,384	$—	$—	$(119,498,391)
CII	760,791	6,838,242	—	305,018,797	—	—	312,617,830
BDJ	48,047,312	59,596,798	—	223,083,475	—	—	330,727,585
BOE	—	—	(25,380,164)	100,988,008	—	(8,053)	75,599,791
BGY	—	—	—	82,521,124	—	(50,826)	82,470,298
BMEZ	—	—	(42,780,406)	(909,522)	—	—	(43,689,928)
BME	—	—	—	170,517,630	—	—	170,517,630
BIGZ	—	—	(1,900,736,865)	(95,001,077)	—	—	(1,995,737,942)
BCX	—	—	(226,104,461)	100,185,480	—	—	(125,918,981)
BSTZ	—	—	(42,767,288)	468,073,032	—	—	425,305,744
BST	—	—	—	417,844,294	—	(4,992)	417,839,302
BUI	—	—	—	130,638,968	(1,112,144)	(3,224)	129,523,600

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended December 31, 2023, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:

Trust Name	Amounts
BGR	$23,500,872
BCX	32,537,780
As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BGR	$281,286,449	$114,088,294	$(5,505,611)	$108,582,683

N O T E S T O F I N A N C I A L S T A T E M E N T S	173

Notes to Financial Statements
(continued)

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CII	$570,272,743	$335,884,367	$(20,698,964)	$315,185,403
BDJ	1,420,599,223	319,272,656	(78,025,988)	241,246,668
BOE	611,807,574	144,094,769	(23,564,850)	120,529,919
BGY	526,743,102	123,625,084	(21,823,102)	101,801,982
BMEZ	1,928,270,758	282,639,045	(276,928,752)	5,710,293
BME	415,025,903	194,342,100	(17,446,937)	176,895,163
BIGZ	2,148,876,232	331,360,334	(422,063,536)	(90,703,202)
BCX	795,748,271	167,473,973	(59,439,858)	108,034,115
BSTZ	1,146,622,280	608,585,224	(109,954,292)	498,630,932
BST	780,348,418	555,341,869	(122,192,117)	433,149,752
BUI	359,156,640	161,999,603	(10,208,566)	151,791,037
9. PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BDJ’s, BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.
Illiquidity Risk:
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

174	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).
Geographic/Asset Class Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BMEZ, BME
Information Technology	CII, BSTZ, BST, BIGZ
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
10. CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BDJ, BME, BST and BUI have each filed a prospectus with the SEC allowing them to issue an additional 40,000,000, 4,000,000, 18,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BDJ, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of

N O T E S T O F I N A N C I A L S T A T E M E N T S	175

Notes to Financial Statements
(continued)

period end, 40,000,000, 3,332,695, 15,898,551 and 7,658,406 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the year ended December 31, 2023, BDJ, BME, BST and BUI issued 0, 71,333, 1,266,090 and 167,658 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
Initial costs incurred by each of BDJ, BME, BST and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended

Trust Name	12/31/23	12/31/22
BME	71,333	774,304
BST	1,266,090	835,359
BUI	167,658	590,894
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	12/31/23	12/31/22
CII	14,818	—
BDJ	78,103	412,658
BME	12,112	38,955
BST	173,563	81,277
BUI	31,913	32,898
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2023, CII, BME, BST and BUI did not repurchase any shares.
The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR

	Shares	Amounts
Year Ended December 31, 2023	587,768	$7,413,692
Year Ended December 31, 2022	1,055,728	12,296,655

	BDJ

	Shares	Amounts
Year Ended December 31, 2023	359,086	$2,735,878

	BOE

	Shares	Amounts
Year Ended December 31, 2023	1,214,010	$11,889,663
Year Ended December 31, 2022	1,285,502	12,470,648

	BGY

	Shares	Amounts
Year Ended December 31, 2023	2,473,793	$13,143,239
Year Ended December 31, 2022	1,492,331	7,282,700

	BMEZ

	Shares	Amounts
Year Ended December 31, 2023	3,082,831	$47,918,763
Year Ended December 31, 2022	3,072,736	47,829,587

	BIGZ

	Shares	Amounts
Year Ended December 31, 2023	5,247,265	$37,872,639
Year Ended December 31, 2022	8,519,618	64,919,571

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Notes to Financial Statements
(continued)

	BCX

	Shares	Amounts
Year Ended December 31, 2023	3,155,189	$29,812,008
Year Ended December 31, 2022	797,510	7,554,830

	BSTZ

	Shares	Amounts
Year Ended December 31, 2023	2,006,073	$34,325,597
Year Ended December 31, 2022	461,288	7,293,625
For the year ended December 31, 2022, shares issued and outstanding remained constant for CII.
As of December 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.
11. FOREIGN WITHHOLDINGS TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which BOE and BUI is able to pass through to shareholders as a foreign tax credit in the current year, BOE and BUI will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the BOE and BUI.
12. SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following item was noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	01/02/24	01/12/24	01/31/24	$0.065700
	02/01/24	02/15/24	02/29/24	0.065700
CII	01/02/24	01/12/24	01/31/24	0.099500
	02/01/24	02/15/24	02/29/24	0.099500
BDJ	01/02/24	01/12/24	01/31/24	0.056200
	02/01/24	02/15/24	02/29/24	0.056200
BOE	01/02/24	01/12/24	01/31/24	0.063000
	02/01/24	02/15/24	02/29/24	0.063000
BGY	01/02/24	01/12/24	01/31/24	0.033800
	02/01/24	02/15/24	02/29/24	0.033800
BMEZ	01/02/24	01/12/24	01/31/24	0.090910
	02/01/24	02/15/24	02/29/24	0.090440
BME	01/02/24	01/12/24	01/31/24	0.213000
	02/01/24	02/15/24	02/29/24	0.213000
BIGZ	01/02/24	01/12/24	01/31/24	0.044720
	02/01/24	02/15/24	02/29/24	0.044660
BCX	01/02/24	01/12/24	01/31/24	0.051800
	02/01/24	02/15/24	02/29/24	0.051800
BSTZ	01/02/24	01/12/24	01/31/24	0.102710
	02/01/24	02/15/24	02/29/24	0.103260
BST	01/02/24	01/12/24	01/31/24	0.250000
	02/01/24	02/15/24	02/29/24	0.250000
BUI	01/02/24	01/12/24	01/31/24	0.121000
	02/01/24	02/15/24	02/29/24	0.121000

N O T E S T O F I N A N C I A L S T A T E M E N T S	177

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Term Trust, BlackRock Health Sciences Trust, BlackRock Innovation and Growth Term Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Term Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Term Trust (formerly, BlackRock Health Sciences Trust II), BlackRock Health Sciences Trust, BlackRock Innovation and Growth Term Trust (formerly, BlackRock Innovation and Growth Trust), BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Term Trust (formerly, BlackRock Science and Technology Trust II), BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust (the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Term Trust are consolidated as of and for the four years in the period ended December 31, 2023. Such financial statements and financial highlights of BlackRock Enhanced Equity Dividend Trust are consolidated as of and for the two years in the period ended December 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust
For each of the five years in the period ended December 31, 2023

BlackRock Science and Technology Term Trust	For each of the four years in the period ended December 31, 2023 and for the period from June 27, 2019 (commencement of operations) through December 31, 2019

BlackRock Health Sciences Term Trust	For each of the three years in the period ended December 31, 2023 and for the period from January 30, 2020 (commencement of operations) through December 31, 2020

BlackRock Innovation and Growth Term Trust	For each of the two years in the period ended December 31, 2023 and for the period from March 29, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 23, 2024
We have served as the auditor of one or more BlackRock investment companies since 1992.

178	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information
(unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Trust Name	Qualified Dividend Income

BGR	$13,529,966
CII	9,319,392
BDJ	37,581,659
BOE	15,057,065
BGY	8,994,577
BME	6,649,650
BCX	32,387,805
BUI	11,804,459

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2023:

Trust Name	20% Rate Long-Term Capital Gain Dividends

CII	$41,063,355
BDJ	102,619,291
BGY	7,370,443
BME	23,151,941
BST	50,091,649
BUI	2,024,280

The Trusts intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2023:

Trust Name	Foreign Source Income Earned	Foreign Taxes Paid

BOE	$8,597,159	$1,044,144
BGY	9,311,402	1,554,067
BCX	18,451,675	1,746,843
BUI	4,035,929	669,585

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Trust Name	Federal Obligation Interest

BGR	$31,845
CII	26,735
BDJ	305,744
BOE	45,218
BGY	47,256
BME	52,698
BCX	136,130
BUI	48,902

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BGR	73.52%
CII	39.13
BDJ	67.24
BOE	51.50
BGY	8.09
BME	100.00
BCX	31.07
BUI	33.61

I M P O R T A N T T A X I N F O R M A T I O N	179

Important Tax Information
(unaudited) (continued)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Trust Name	Interest Dividends

BGR	$203,142
CII	170,587
BDJ	1,950,371
BOE	288,451
BGY	307,117
BME	336,323
BCX	868,386
BUI	312,452

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Trust Name	Interest- Related Dividends	Qualified Short-Term Capital Gains

BGR	$203,142	$—
CII	170,587	8,705,798
BDJ	1,950,371	9,829,694
BOE	288,451	—
BGY	301,449	1,289,033
BME	336,323	—
BCX	868,386	—
BUI	311,874	11,232,021

180	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
Recent Changes
The following information is a summary of certain changes since December 31, 2022.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Effective August 28, 2023, BlackRock Science and Technology Term Trust (BSTZ) began operating as a diversified
fund.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Energy and Resources Trust (BGR)
The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in securities or synthetically through the use of derivatives. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.
As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust’s portfolio.
The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
In addition to the option strategies discussed above, the Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.
Leverage:
The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative transactions that have leverage embedded in them.
BlackRock Enhanced Capital and Income Fund, Inc. (CII)
The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)).
The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	181

Investment Objectives, Policies and Risks
(continued)

Investment Objectives and Policies
(continued)
The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.
Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.
The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash.
Leverage:
The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.
The Trust may enter into derivative transactions that have leverage embedded in them.
BlackRock Enhanced Equity Dividend Trust (BDJ)
The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.
The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.
Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in securities or synthetically through the use of derivatives.
To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors, LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay “qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.
The Trust may invest up to 20% of its total assets in preferred securities.

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The Trust may invest up to 10% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies.
The Trust may invest in shares of real estate investment trusts.
The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.
The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations.
Leverage:
The Trust may borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.
The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.
The Trust may enter into derivative transactions that have leverage embedded in them.
BlackRock Enhanced Global Dividend Trust (BOE)
The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objective is not a fundamental policy and may be changed without prior shareholder approval.
The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains. BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.
The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. The Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest directly in securities or synthetically through the use of derivatives. Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts. The Trust may invest in companies located anywhere in the world. The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings. The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”
Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.

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The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.
The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.
To the extent the Trust invests in dividend-paying common stocks, the Advisors currently intend to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.
In selecting investments for the Trust, the Advisors combine fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis. The Advisors seek to identify companies that it believes have the potential to outperform the market. The Advisors’ investment techniques for the Trust include assessing industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group. The Advisors seek to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.
Leverage:
The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.
The Trust may enter into derivative transactions that have leverage embedded in them
BlackRock Enhanced International Dividend Trust (BGY)
The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.
The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in securities or synthetically through the use of derivatives. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in real estate investment trusts.
Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, in which case the Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.
The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as “qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.
As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

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A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the Board of Trustees (the “Board”))) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.
A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the Board) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.
An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”
The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.
The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board.
Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.
Leverage:
Although the Agreement and Declaration of Trust of the Trust provides that the Board of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.
The Trust may enter into derivative transactions that have leverage embedded in them.
BlackRock Health Sciences Trust (BME)
The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.
The Trust’s investment objective may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.
Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors, LLC (the “Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

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The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000
®
Index, the Trust may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000
®
Index.
As part of its investment strategy, the Trust employs an option strategy of writing (selling) covered call options on common stocks in its portfolio, writing other call and put options on individual common stocks and, to a lesser extent, writing call and put options on indices of health sciences securities. The Trust seeks to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. The Trust generally intends to write call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.
The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.
The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.
The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.
The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.
The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).
The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investors Service, Inc. and “BB” or below by S&P Global Ratings, or securities comparably rated by other rating agencies or in securities determined by the Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Trust may invest in registered investment companies in accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Investment Company Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.
In addition to the option strategies discussed above, the Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.
In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.
The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).

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The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.
The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.
The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets.
As with calls, the Trust may purchase put options on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to be segregated on its books to cover its potential obligation under its hedging and other investment transactions.
The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.
The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.
The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.
The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.
The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.
As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.
The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objective when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current

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operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Leverage:
The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.
BlackRock Health Sciences Term Trust (BMEZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.
The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.
Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.
The Manager intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.
Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.
While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.
The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable

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business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:
The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

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BlackRock Innovation and Growth Term Trust (BIGZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
In selecting investments for the Trust, BlackRock Advisors, LLC (the “Manager”) focuses on equity securities of mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. In evaluating innovative companies, the Manager seeks to identify, using its own internal research and analysis, companies capitalizing on innovation or that are enabling the further development of the theme of innovation in the markets in which they operate.
Among other things, common criteria for innovative companies across industries may include developing new products, selling in new markets or channels, applying a new or superior technology to legacy industries, refining existing processes for efficiency, changing or pivoting business model, or creating tools that empower new breakthroughs.
In addition, the Trust seeks to invest in companies where, in the opinion of the Manager, free cash flow is likely to grow for a sustained period. Factors considered in the Manager’s analysis of a company may include 1) a large and underpenetrated addressable market, 2) a technology or service model that creates recurring demand for product, and 3) a competitive landscape that allows for stable or expanding margins. The Manager’s outlook for a company based upon these and other factors is then compared to the outlook of the company implied in the current share price of the company. The Manager looks to invest in companies where its view of future cash flows is more favorable than that which it believes is reflected by the current price.
The Manager will identify trends that have ramifications for individual companies or entire industries. Risk/reward analysis is a key component of both top-down and bottom-up analysis.
Bottom-up security selection is focused on identifying innovative companies with the most attractive growth characteristics. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its investment team enables it to identify attractive innovative companies.
The Trust intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Manager believes have above-average earnings growth potential.
Equity securities include common stocks, preferred stocks, convertible securities, warrants and depositary receipts, though the Trust seeks to buy primarily common stock. Although universal definitions of mid-capitalization companies and small-capitalization companies do not exist, the Trust generally defines mid-capitalization and small-capitalization companies as those companies with market capitalizations, at the time of the Trust’s investment, comparable in size to the companies in the Russell 2500™ Growth Index (between $20.75 million and $20.98 billion as of December 31, 2023). In the future, the Trust may define mid- and small-capitalization companies using a different index or classification system.
The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”
The Trust may invest up to 25% of its assets in securities of foreign companies, including companies located in emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect

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against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may engage in active and frequent trading of portfolio securities to achieve its investment objectives.
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described in this prospectus apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.
Leverage:
The Trust currently does not intend to borrow money or issue debt securities or preferred shares. The Trust is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Trust is permitted to leverage its portfolio by entering into one or more credit facilities.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Trust’s investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Resources & Commodities Strategy Trust (BCX)
The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”).
The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification

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System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.
Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.
The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the Subsidiary. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.
The Manager will provide investment management and other services to the Subsidiary pursuant to the investment management agreement among the Manager, the Trust and the Subsidiary. The Trust and the Subsidiary will pay the Manager based on the Trust’s assets (excluding the value of the Trust’s interest in the Subsidiary) and the Subsidiary’s assets, respectively. The Subsidiary has also entered into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary are consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.
Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, believes it is advantageous for the Trust to do so.
While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Trust does not currently intend to invest any assets in the Subsidiary.
The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.
The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.
The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.
As part of its investment strategy, the Trust may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.
In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.
The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

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The Trust may implement various temporary “defensive” strategies at times when the Advisors determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.
Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.
Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board. In addition, the percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.
BlackRock Science and Technology Trust (BST)
The Trust’s investment objectives are to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:

•	selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and

•
identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield (cyclical science and technology stocks.

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks).
Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. The Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

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Investment Objectives and Policies
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As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:
The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Science and Technology Term Trust (BSTZ)
The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.
In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.
The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.
The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

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Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.
Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.
The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.
The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.
The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.
The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science

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and technology companies in any market capitalization range may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:
The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into “dollar roll” transactions.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without prior shareholder approval.
The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments (as defined below) anywhere in the world and by employing a strategy of writing (selling) covered call and put options.
Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).
The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.
The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.
During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objective under these circumstances. BlackRock Advisors, LLC’s (the “Manager”) and BlackRock International Limited’s (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.
The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

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Investment Objectives and Policies
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The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
Unless otherwise stated herein, the Trust’s investment objective and policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.
Leverage:
The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.
The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.
The Trust may enter into derivative transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Non-Diversification Risk (BGR, BIGZ, BMEZ and BCX):
The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
Limited Term Risk (BMEZ, BIGZ and BSTZ):
In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.
Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the Dissolution Date.
The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution.
As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the

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Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.
If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.
Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.
The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.
The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.
Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.
Investment and Market Discount Risk:
An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Equity Securities Risk:
Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Risk Factors
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Common Stock Risk:
Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates or generally adverse investor sentiment.
Small and Mid-Capitalization Company Risk:
Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
Preferred Securities Risk:
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BGR, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk (BGR, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Depositary Receipts Risk (BGR, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.
REIT Investment Risk (BDJ, BOE, BGY, BME, BMEZ, BST, BSTZ and BUI):
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.
Master Limited Partnerships Risk (BGR, BCX, BST, BSTZ and BUI):
The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Canadian Royalty Trust Risk (BGR, BCX and BUI):
Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.
Initial Public Offerings (“IPOs”) Risk (BOE, BME, BMEZ, BIGZ, BST and BSTZ):
The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Investments in Unseasoned Companies (BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX and BSTZ):
The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest. Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.

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Risk Factors
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Dividend-Paying Equity Securities Risk (CII, BDJ, BOE, BGY and BME):
Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.
The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.
Investment Style Risk:
Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.
Risks Associated with the Trust’s Options Strategy:
The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

•
Risks of Writing Options – As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.
When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

•
Exchange-Listed Options Risks – There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

•
Over-the-Counter Options Risk – The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

•
Index Options Risk – The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

•
Limitation on Options Writing Risk – The number of call options the Trust can write is limited by the total assets the Trust holds. Furthermore, the Trust’s exchange-listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities, if any, on which such options are traded and cleared.

•
Tax Risk – Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or

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Risk Factors
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long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its U.S. federal income tax distribution requirements.
Debt Securities Risk (BGR, BOE, BME, BMEZ, BCX, BST, BSTZ and BUI):
Debt securities, such as bonds, involve interest rate risk, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:

•
Credit Risk – Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
Interest Rate Risk – The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•	Extension Risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk – When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

High Yield Bonds Risk (BGR, BOE, BME, BMEZ, BCX, BST, BSTZ and BUI):
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
U.S. Government Obligations Risk (CII, BME, BMEZ, BCX, BSTZ and BUI):
Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Structured Securities Risk (BME, BMEZ, BCX, BST and BSTZ):
Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes

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Risk Factors
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in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Derivatives Risk:
The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk – The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk – Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•
Counterparty Risk – Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk – The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk – The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk – The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk – Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk – Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk – Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk – Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

Foreign Securities Risk:
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•
The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•
The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

•
The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trust’s investments.

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Risk Factors
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Foreign Currency Transactions Risk (BGR, BDJ, BME and BCX):
The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.
Emerging Markets Risk:
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Concentration Risk (BGR, BME, BMEZ, BCX, BST and BSTZ):
The Trust’s strategy of concentrating a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Science and Technology Risk (BST and BSTZ):
The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Earnings disappointments and intense competition for market share can result in sharp price declines. Profitability of science and technology companies can be negatively impacted by aggressive pricing from competitors, research and development costs, and the availability and prices of components. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.
Health Sciences and Healthcare Companies Risk (BME and BMEZ):
The Trust’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.
Energy Sector Risk (BGR):
The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.
Energy and Natural Resources Risk (BCX):
The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.
Commodities Related Investments Risk (BCX):
Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in inflation, interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
Commodities Market Risk (BCX):
Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.
Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI):
Investments in issuers in the Utilities, Infrastructure and Power Opportunities business segments are subject to certain risks, including the following, among others:

•
Utilities Companies Risk – A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

•
Infrastructure Companies Risk – Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	203

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
•
Power Opportunities Companies Risk – A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.

Innovative Securities Risk (BIGZ):
There can be no assurance that a company identified as innovative by the Manager will ultimately introduce a new product or service or that such product or service may not be significantly delayed.
Supply and Demand Risk (BGR):
A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.
Depletion and Exploration Risk (BGR):
Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.
Commodity Pricing Risk (BGR):
The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Leverage Risk:
The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk (BDJ, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BME, BMEZ, BIGZ, BST and BSTZ):
Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BME, BMEZ, BCX and BSTZ):
When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

204	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
Short Sales Risk (BDJ, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI):
Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BME, BMEZ, BCX and BSTZ):
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Risks Associated with Private Company Investments (BDJ, BMEZ, BIGZ, BST and BSTZ):
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

•
Late-Stage Private Companies Risk (BMEZ and BIGZ) – Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

•
Pre-IPO Securities Risk (BSTZ) – Investments in pre-IPO securities involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Issuers of pre-IPO securities may not have established products, experienced management or earnings history. The Trust may not be able to sell such investments when the Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Trust from selling its shares of these companies for a period of time. See “Illiquid Investments Risk.” Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect an issuer of pre-IPO securities and delay or prevent such an issuer from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Illiquid Investments Risk:
The Trust may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BME
,
BMEZ
,
BIGZ
,
BCX
,
BST
,
BSTZ and BUI):
Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	205

Investment Objectives, Policies and Risks
(continued)

Risk Factors
(continued)
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Subsidiary Risk (BCX):
By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted, is not subject to all the investor protections of the Investment Company Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by the Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.
Securities Lending Risk (BDJ, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.
Risk of Investing in the United States (BGR, CII, BDJ, BOE, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI):
Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk:
Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

206	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update
(unaudited)

The following information is presented for BDJ, BME, BST and BUI, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
BlackRock Enhanced Equity Dividend Trust (BDJ)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BDJ’s common shares.

BDJ

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.01%
$0.02 per share
for open market
purchases of
Dividend reinvestment plan fees	common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares) Investment advisory fees (c)(d)	0.80%
Other expenses	0.06
Acquired fund fees and expenses (e)	0.01
Total annual expenses (e)	0.87
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	0.87

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BDJ. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)	BDJ currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.80% of its average weekly value of BDJ’s net assets.
(d)
BDJ and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BDJ’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Manager or its affiliates that have a contractual fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BDJ pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BDJ (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BDJ (the “Independent Trustees”)) or a majority of the outstanding voting securities of BDJ), upon 90 days’ written notice by BDJ to the Manager.

(e)
The total annual expenses do not correlate to the ratios to average net assets shown in BDJ’s Financial Highlights for the year ended December 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates BDJ’s expenses (including the sales load of $10.00 and offering costs of $0.15) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 0.87% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$19	$38	$58	$116
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BDJ’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	207

Shareholder Update
(unaudited) (continued)

BlackRock Health Sciences Trust (BME)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BME’s common shares.

BME

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.01%
$0.02 per share
for open market
purchases of
Dividend reinvestment plan fees	common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares) Investment advisory fees (c)(d)	1.00%
Other expenses	0.06
Acquired fund fees and expenses (e)	0.01
Total annual expenses (e)	1.07
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.07

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BME. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)	BME currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BME’s average weekly net assets.
(d)
BME and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BME’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BME pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BME (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BME or a majority of the outstanding voting securities of BME), upon 90 days’ written notice by BME to the Manager.

(e)
The total annual expenses do not correlate to the ratios to average net assets shown in BME’s Financial Highlights for the year ended December 31, 2023, which do not include acquired fund fees and expenses.

The following example illustrates BME’s expenses (including the sales load of $10.00 and offering costs of $0.15) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.07% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$21	$44	$69	$139
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BME’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

208	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update
(unaudited) (continued)

BlackRock Science and Technology Trust (BST)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BST’s common shares.

	BST

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
	$0.02 per share
	for open market
	purchases of
Dividend reinvestment plan fees	common shares	(b)
Dividend reinvestment plan sale transaction fee	$2.50	(b)

Estimated Annual Expenses (as a percentage of net assets attributable to common shares) Investment advisory fees (c)(d)	1.00%
Other expenses	0.09
Total annual expenses	1.09
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.09

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BST. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BST currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BST’s average daily managed assets. “Managed Assets” means the total assets of BST (including any assets attributable to money borrowed for investment purposes) minus the sum of BST’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BST and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BST’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BST pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BST (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BST or a majority of the outstanding voting securities of BST), upon 90 days’ written notice by BST to the Manager.

The following example illustrates BST’s expenses (including the sales load of $10.00 and offering costs of $0.16) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.09% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$21	$44	$70	$142
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BST’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	209

Shareholder Update
(unaudited) (continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BUI’s common shares.

BUI

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price) (a)	0.02%
$0.02 per share
for open market
purchases of
Dividend reinvestment plan fees	common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares) Investment advisory fees (c)(d)	1.00%
Other expenses	0.08
Total annual expenses	1.08
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	1.08

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BUI. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BUI currently pays the Manager a contractual investment advisory fee at an annual rate of 1.00% based on BUI’s average daily managed assets. “Managed Assets” means the total assets of BUI (including any assets attributable to money borrowed for investment purposes) minus the sum of BUI’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BUI and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BUI’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BUI pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BUI (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BUI or a majority of the outstanding voting securities of BUI), upon 90 days’ written notice by BUI to the Manager.

The following example illustrates BUI’s expenses (including the sales load of $10.00 and offering costs of $0.21) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.08% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$21	$44	$69	$141
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BUI’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update
(unaudited) (continued)

Share Price Data
The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BDJ — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$7.91	$6.92	$8.68	$8.17	(8.87)%	(15.30)%	38,503,054
September 30, 2023	8.39	7.47	8.96	8.38	(6.36)	(10.86)	35,094,623
June 30, 2023	8.60	8.03	8.76	8.56	(1.83)	(6.19)	24,527,314
March 31, 2023	9.36	8.26	9.15	8.23	2.30	0.36	25,059,984
December 31, 2022	9.50	8.14	9.49	8.58	0.11	(5.13)	29,748,145
September 30, 2022	9.71	8.08	9.42	8.47	3.08	(4.60)	27,876,699
June 30, 2022	9.96	8.29	10.26	9.26	(2.92)	(10.48)	31,606,667
March 31, 2022	10.43	9.15	10.55	9.73	(1.14)	(5.96)	40,186,783
As of December 31, 2023, BDJ’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $7.69, $8.82, and (12.81)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BME — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$40.46	$35.53	$42.18	$39.01	(4.08)%	(8.92)%	2,698,691
September 30, 2023	40.90	38.98	43.13	41.02	(5.17)	(4.97)	2,017,234
June 30, 2023	42.93	39.55	42.91	41.26	0.05	(4.14)	1,769,337
March 31, 2023	43.68	39.34	43.03	40.48	1.51	(2.82)	1,728,269
December 31, 2022	44.88	38.85	42.39	40.17	5.87	(3.29)	2,275,787
September 30, 2022	44.96	38.27	43.41	39.41	3.57	(2.89)	2,093,916
June 30, 2022	46.86	39.97	46.49	39.35	0.80	1.58	2,651,572
March 31, 2022	48.20	41.70	47.26	42.50	1.99	(1.88)	2,486,253
As of December 31, 2023, BME’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $40.46, $42.18, and (4.08)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BST — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$34.48	$29.72	$34.21	$30.15	0.79%	(1.43)%	6,323,509
September 30, 2023	35.25	30.61	34.81	31.31	1.26	(2.24)	5,818,231
June 30, 2023	34.44	30.25	34.14	30.31	0.88	(0.20)	5,884,379
March 31, 2023	34.12	28.52	32.41	28.95	5.28	(1.49)	8,051,284
December 31, 2022	32.45	28.07	31.69	28.47	2.40	(1.40)	9,877,821
September 30, 2022	38.73	29.38	37.18	31.02	4.17	(5.29)	9,463,720
June 30, 2022	44.15	31.25	45.87	33.58	(3.75)	(6.94)	9,431,070
March 31, 2022	50.99	40.14	52.59	42.32	(3.04)	(5.15)	11,617,438
As of December 31, 2023, BST’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $33.66, $34.74, and (3.11)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2023	$21.82	$18.75	$22.54	$19.79	(3.19)%	(5.26)%	4,511,140
September 30, 2023	23.34	19.64	23.05	20.42	1.26	(3.82)	3,117,194
June 30, 2023	23.73	21.56	22.95	22.18	3.40	(2.80)	2,819,113
March 31, 2023	23.98	20.99	22.97	22.33	4.40	(6.00)	3,092,154
December 31, 2022	22.24	19.02	23.13	19.61	(3.85)	(3.01)	3,657,444
September 30, 2022	24.47	20.06	23.61	20.19	3.64	(0.64)	3,404,776
June 30, 2022	25.79	20.46	25.13	21.06	2.63	(2.85)	3,775,619

S H A R E H O L D E R U P D A T E	211

Shareholder Update
(unaudited) (continued)

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BUI — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
March 31, 2022	$27.28	$22.88	$25.09	$23.27	8.73%	(1.68)%	4,035,794
As of December 31, 2023, BUI’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $21.82, $22.53, and (3.15)%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

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Shareholder Update
(unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BDJ’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BDJ.

	BDJ

	Year Ended 12/31/18		Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Period from 11/01/14 to 12/31/14		Year Ended 10/31/14

Net asset value, beginning of period	$9.96		$9.22	$8.70	$9.24	$9.19		$8.88

Net investment income (a)	0.18	(b)	0.16	0.17	0.17	0.04		0.16
Net realized and unrealized gain (loss)	(0.84)		1.14	0.91	(0.15)	0.10		0.76

Net increase (decrease) from investment operations	(0.66)		1.30	1.08	0.02	0.14		0.92

Distributions (c)
From net investment income	(0.56)		(0.17)	(0.17)	(0.17)	(0.03)		(0.17)
From net realized gain	—		(0.39)	—	—	—		—
From return of capital	—		—	(0.39)	(0.39)	(0.06)		(0.44)

Total distributions	(0.56)		(0.56)	(0.56)	(0.56)	(0.09)		(0.61)

Net asset value, end of period	$8.74		$9.96	$9.22	$8.70	$9.24		$9.19

Market price, end of period	$7.77		$9.23	$8.15	$7.61	$8.12		$8.35

Total Return (d)
Based on net asset value	(6.59)%		15.06%	13.90%	1.10%	1.69	% (e)	11.40%

Based on market price	(10.39)%		20.63%	15.11%	0.63%	(1.65	)% (e)	16.42%

Ratios to Average Net Assets
Total expenses	0.85%		0.86%	0.87%	0.86%	0.87	% (f)	0.87	% (g)

Total expenses after fees waived and/or reimbursed	0.85%		0.86%	0.85%	0.85%	0.84	% (f)	0.86	% (g)

Net investment income	1.85	% (b)	1.73%	1.91%	1.85%	2.30	% (f)	1.81%

Supplemental Data
Net assets, end of period (000)	$1,638,237		$1,868,457	$1,741,649	$1,643,508	$1,747,070		$1,648,683

Portfolio turnover rate	34%		42%	33%	26%	0	% (h)	63%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)
Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.86% and 0.86%, respectively.

(h)	Amount is less than 0.5%.

S H A R E H O L D E R U P D A T E	213

Shareholder Update
(unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BME’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BME.

	BME

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16		Year Ended 12/31/15	Period from 11/01/14 to 12/31/14		Year Ended 10/31/14

Net asset value, beginning of period	$35.69	$31.30	$36.19		$38.61	$40.22		$34.92

Net investment income (loss) (a)	0.07	0.02	0.02		(0.06)	(0.01)		(0.00	) (b)
Net realized and unrealized gain (loss)	2.51	6.77	(1.91)		4.34	1.10		9.14

Net increase (decrease) from investment operations	2.58	6.79	(1.89)		4.28	1.09		9.14

Distributions (c)
From net investment income	(2.40)	(0.04)	(0.03)		(0.63)	(0.01)		(0.10)
From net realized gain	—	(2.11)	(2.97)		(6.07)	(2.69)		(3.74)
Return of capital	—	(0.25)	—		—	—		—

Total distributions	(2.40)	(2.40)	(3.00)		(6.70)	(2.70)		(3.84)

Net asset value, end of period	$35.87	$35.69	$31.30		$36.19	$38.61		$40.22

Market price, end of period	$36.45	$36.50	$31.75		$39.35	$42.70		$41.37

Total Return (d)
Based on net asset value	7.26%	22.17%	(5.36)%		10.70%	2.38	% (e)	28.00%

Based on market price	6.57%	23.17%	(11.71)%		8.87%	10.07	% (e)	36.99%

Ratios to Average Net Assets (f)
Total expenses	1.11%	1.12%	1.15	% (g)	1.13%	1.16	% (h)	1.11%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.11%	1.12%	1.14%		1.12%	1.11	% (h)	1.11%

Net investment income (loss)	0.19%	0.06%	0.07%		(0.14)%	(0.10	)% (h)	0.01%

Supplemental Data
Net assets, end of period (000)	$352,675	$331,858	$270,693		$297,530	$303,103		$313,933

Portfolio turnover rate	37%	38%	59%		68%	6%		74%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Period from	Year Ended

	12/31/18	12/31/17	12/31/16	12/31/15	11/01/14 to 12/31/14	10/31/14

Investments in underlying funds	0.01%	0.01%	—%	—%	—%	—%

(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.
(h)	Annualized.

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Shareholder Update
(unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BST’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BST.

	BST
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Period from 10/30/2014 to 12/31/2014	(a)

Net asset value, beginning of period	$27.73	$20.10	$19.70	$19.43	$19.10	(b)

Net investment income (loss) (c)	(0.13)	(0.05)	0.00 (d)	0.03	(0.01)
Net realized and unrealized gain	0.37	8.96	1.60	1.44	0.48

Net increase (decrease) from investment operations	0.24	8.91	1.60	1.47	0.47

Distributions (e)
From net investment income	(1.68)	(0.05)	—	(0.03)	(0.00	) (f)
From net realized gain	(0.08)	(0.22)	—	(0.01)	—
Return of capital	—	(1.01)	(1.20)	(1.16)	(0.10)

Total distributions	(1.76)	(1.28)	(1.20)	(1.20)	(0.10)

Capital changes with respect to issuance of Common Shares	—	—	—	—	(0.04)

Net asset value, end of period	$26.21	$27.73	$20.10	$19.70	$19.43

Market price, end of period	$27.48	$26.69	$17.94	$17.31	$17.59

Total Return (g)
Based on net asset value	0.24%	45.73%	9.36%	8.61%	2.31	% (h)

Based on market price	9.18%	57.15%	11.08%	5.36%	(11.55	)% (h)

Ratios to Average Net Assets
Total expenses	1.09%	1.09%	1.10%	1.12%	1.19	% (i)

Total expenses after fees waived and/or reimbursed	0.89%	0.89%	0.90%	0.92%	0.97	% (i)

Net investment income (loss)	(0.43)%	(0.19)%	0.02%	0.15%	(0.24	)% (i)

Supplemental Data
Net assets, end of period (000)	$587,908	$620,300	$452,443	$443,477	$437,380

Portfolio turnover rate	53%	41%	74%	91%	7%

(a)	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
(c)	Based on average shares outstanding.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Amount is greater than $(0.005) per share.
(g)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(h)	Aggregate total return.
(i)	Annualized.

S H A R E H O L D E R U P D A T E	215

Shareholder Update
(unaudited) (continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BUI’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BUI.

	BUI

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Period from 11/01/14 to 12/31/14		Year Ended 10/30/14

Net asset value, beginning of period	$21.12	$19.42	$19.50	$22.47	$22.40		$20.78

Net investment income (a)	0.49	0.56	0.56	0.47	0.11		0.51
Net realized and unrealized gain (loss)	(1.39)	2.59	0.81	(1.99)	0.20		2.68

Net increase (decrease) from investment operations	(0.90)	3.15	1.37	(1.52)	0.31		3.19

Distributions (b)
From net investment income	(1.44)	(0.47)	(0.49)	(0.42)	(0.10)		(0.51)
From net realized gain	—	(0.98)	(0.53)	(0.54)	—		(0.37)
Return of capital	(0.01)	—	(0.43)	(0.49)	(0.14)		(0.69)

Total distributions	(1.45)	(1.45)	(1.45)	(1.45)	(0.24)		(1.57)

Net asset value, end of period	$18.77	$21.12	$19.42	$19.50	$22.47		$22.40

Market price, end of period	$19.76	$21.62	$18.41	$16.78	$20.74		$20.02

Total Return (c)
Based on net asset value	(4.40)%	16.62%	7.57%	(6.09)%	1.50	% (d)	16.94%

Based on market price	(1.68)%	25.93%	18.50%	(12.45)%	4.82	% (d)	18.29%

Ratios to Average Net Assets
Total expenses	1.12%	1.11%	1.13%	1.11%	1.17	% (e)	1.10%

Total expenses after fees waived and/or reimbursed	1.09%	1.09%	1.13%	1.11%	1.11	% (e)	1.10%

Net investment income	2.46%	2.70%	2.83%	2.24%	2.83	% (e)	2.36%

Supplemental Data
Net assets, end of period (000)	$318,933	$357,776	$328,297	$329,747	$379,830		$378,762

Portfolio turnover rate	28%	31%	8%	20%	2%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.

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Automatic Dividend Reinvestment Plan
Pursuant to BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BIGZ, BCX, BST, BSTZ and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMEZ, BIGZ, BST and BSTZ that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in BGR, CII, BDJ, BOE, BGY, BME, BCX and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	217

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non- Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

218	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
(continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Trustee (a)(f)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	219

Trustee and Officer Information
(continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
		businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)
Mr. Steinmetz is currently classified as a non-management interested Trustee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Trustee effective January 19, 2024.

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

220	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
(continued)

Further information about the BME’s, BST’s and BUI’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trusts.
Effective December 31, 2023, Frank Fabozzi retired as Trustee of the Trusts.
Effective January 19, 2024, Arthur Steinmetz became an Independent Trustee of the Trusts.
Effective June 15, 2023, Rosie Edwards became a portfolio manager of BGY. Ms. Edwards has been employed by BlackRock since 2019 and previously was employed by Berenberg.
Effective January 12, 2023, Misha Lozovik is no longer a portfolio manager of BIGZ.
Effective March 28, 2023, William Broadbent is no longer a portfolio manager of BIGZ.
Effective June 27, 2023, Jeff Lee is no longer a portfolio manager of BME.
Effective June 27, 2023, Jeff Lee is no longer a portfolio manager of BMEZ.
Effective September 14, 2023, Caroline Tall is no longer a portfolio manager of BST.
Effective September 14, 2023, Caroline Tall is no longer a portfolio manager of BSTZ.
Effective June 1, 2023, Lindsay Sinclair became a portfolio manager of BUI. Ms. Sinclair has been employed by BlackRock since 2016.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	221

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 12, 2023 for shareholders of record on May 15, 2023, to elect trustee nominees for each Trust other than BIGZ and BMEZ. There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class I Trustees as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BDJ	141,029,718	5,692,272	141,033,404	5,688,586	141,229,386	5,492,604	140,804,103	5,917,887
BGR	21,897,595	1,003,784	21,885,807	1,015,572	21,930,670	970,709	21,929,931	971,448
BOE	48,035,270	5,950,023	49,144,505	4,840,788	49,182,140	4,803,153	49,141,586	4,843,707
BME	10,583,103	420,283	10,551,945	451,441	10,535,294	468,092	10,514,156	489,230
BGY	79,852,648	9,010,840	80,094,143	8,769,345	80,154,505	8,708,983	80,077,439	8,786,049
BCX	64,122,052	4,576,675	64,282,133	4,416,594	64,405,796	4,292,931	64,276,699	4,422,028
BUI	16,025,231	776,397	16,013,846	787,782	16,033,320	768,308	16,003,820	797,808
BST	24,651,506	810,676	24,528,089	934,093	24,577,536	884,646	24,530,482	931,700

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.
Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BSTZ	60,142,236	4,095,890	59,916,192	4,321,934	60,190,111	4,048,015	60,006,494	4,231,632
CII	33,835,792	1,644,311	33,878,479	1,601,624	33,959,360	1,520,743	34,009,819	1,470,284

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
The Annual Meeting of Shareholders was held on July 11, 2023 for shareholders of record on May 12, 2023, to elect trustee nominees for BMEZ. There were no broker non-votes with regard to the Trust.
Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Lorenzo A. Flores		Stayce D. Harris		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BMEZ	91,085,783	5,702,510	91,302,495	5,485,798	91,510,395	5,277,898	90,904,258	5,884,035

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
The Annual Meeting of Shareholders of BIGZ (the “Meeting”) was called for July 10, 2023 for shareholders of record on May 12, 2023 to consider and vote on a proposal to elect four Class I Trustees. The Board of Trustees of BIGZ (the “Board”) nominated four nominees who currently serve as Class I Trustees. A hedge fund managed by Saba Capital Management, L.P. (“Saba”) also nominated four nominees. The Meeting was adjourned to July 25, 2023 and further adjourned to August 7, 2023 to seek additional shareholder participation. A quorum of shareholders required to conduct business at the Meeting was not obtained.
The ballots and proxies received by First Coast Results, Inc., the independent Inspector of Election of the Meeting, reflected votes with respect to the nominees as follows:
Board Nominees/Incumbent Trustees

	Cynthia L. Egan			Lorenzo A. Flores			Stayce D. Harris
Trust Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

BIGZ	32,261,222	4,432,605	3,479,799	32,207,921	4,478,253	3,487,452	32,073,881	4,531,170	3,568,575

	Catherine A. Lynch
Trust Name	Votes For	Votes Against	Abstain

BIGZ	32,254,080	4,374,506	3,545,040

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Additional Information
  (continued)

Saba Nominees
(a)

	Ravi Bhasin			Ilya Gurevich			Richard Thiemann
Trust Name	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain

BIGZ	0	0	0	0	0	0	0	0	0

	Emmanuel Werthenschlag

Trust Name	Votes For	Votes Against	Abstain

BIGZ	0	0	0

(a)
Saba did not submit for voting any shares held directly or for other shareholders who authorized Saba via proxy to vote on their behalf. A quorum of shareholders required to conduct business at the Meeting was not obtained.

Because a quorum was not obtained to conduct business at the Meeting, each incumbent Class I Trustee listed above will continue to serve on the Board of BIGZ as a “holdover” Trustee until his or her successor has been duly elected and qualified.
The Trustees of BIGZ whose term of office continued after the Meeting because they were not up for election are Frank J. Fabozzi, Robert Fairbairn, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The Trusts, other than BDJ, BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BDJ, BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BDJ, BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BDJ’s, BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.

A D D I T I O N A L I N F O R M A T I O N	223

Additional Information
  (continued)

General Information (continued)
The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BDJ, BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BDJ, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BDJ, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BDJ’s, BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BDJ, BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BDJ, BME, BST and BUI filed final prospectuses with the SEC in connection with its Shelf Offering on June 2, 2023, April 26, 2022, May 10, 2022 and March 10, 2022, respectively. This report and the prospectuses of BDJ, BME, BST and BUI are not offers to sell BDJ, BME, BST and BUI Common Shares or solicitations of an offer to buy BDJ, BME, BST and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BDJ, BME, BST and BUI contains important

224	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
  (continued)

information about BDJ, BME, BST and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BDJ, BME, BST and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BDJ, BME, BST and BUI can be obtained from BlackRock at
blackrock.com
.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser	(a) For BGR, BOE, BGY, BCX and BUI.
BlackRock Advisors, LLC	(b) For BDJ, BME, BST and BUI.
Wilmington, DE 19809
Independent Registered Public Accounting Firm
Sub-Adviser	Deloitte & Touche LLP
BlackRock International Limited (a)	Boston, MA 02116
Edinburgh, EH3 8BL
United Kingdom	Legal Counsel
Willkie Farr & Gallagher LLP
Accounting Agent and Custodian	New York, NY 10019
State Street Bank and Trust Company
Boston, MA 02114	Address of the Trusts
100 Bellevue Parkway
Transfer Agent	Wilmington, DE 19809
Computershare Trust Company, N.A.
Canton, MA 02021

Distributor
BlackRock Investments, LLC (b)
New York, NY 10001

A D D I T I O N A L I N F O R M A T I O N	225

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Right

GDR	Global Depositary Receipt

JSC	Joint Stock Company

LP	Limited Partnership

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

226	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?
blackrock.com  |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Science and Technology Trust	$64,362	$61,914	$6,000	$4,000	$54,648	$53,200	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Science and Technology Trust	$61,055	$57,631

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Tony Kim, Managing Director at BlackRock, Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock and Reid Menge, Managing Director at BlackRock. Messrs. Kim, McClements, Accettella, and Menge are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Kim, McClements and Accettella have been members of the Fund’s portfolio management team since 2014. Mr. Menge has been a member of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography
Tony Kim	Managing Director of BlackRock since 2013; Senior Research Analyst at Artisan Partners from 2006 to 2013.
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2004 to 2005.

Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Reid Menge	Managing Director of BlackRock since 2023; Director of BlackRock, Inc. from 2020 to 2022; Vice President of BlackRock, Inc. from 2014 to 2019; Associate Director of UBS from 2009 to 2013

(a)(2) As of December 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tony Kim	4	3	3	0	0	0
	$7.19 Billion	$13.06 Billion	$173.5 Million	$0	$0	$0
Kyle G. McClements, CFA	16	11	1	0	0	0
	$14.88 Billion	$2.55 Billion	$469.5 Million	$0	$0	$0
Christopher Accettella	16	7	0	0	0	0
	$14.88 Billion	$1.94 Billion	$0	$0	$0	$0
Reid Menge	4	2	3	0	0	0
	$7.19 Billion	$13.04 Billion	$173.5 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Kim and Menge may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kim and Menge may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Kim and Menge

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology- Net Return in USD.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock

Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Tony Kim	Over $1,000,000
Kyle G. McClements, CFA	$50,001 - $100,000
Christopher Accettella	$10,001 - $50,000
Reid Menge	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2023.

BlackRock Science and Technology Trust
(1)	Gross income from securities lending activities		$235,621
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$3,859
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$1,805
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$213,106
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$218,770
(4)	Net income from securities lending activities		$16,851

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

(d) Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Science and Technology Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Science and Technology Trust

Date: February 23, 2024